As filed with the Securities and Exchange Commission on September 8, 2006

File Nos. 811-06087

333-135939

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON D.C. 20549

FORM N-1A

REGISTRATION STATEMENT

UNDER

THE SECURITIES ACT OF 1933

POST-EFFECTIVE AMENDMENT NO. 43

AND

REGISTRATION STATEMENT

UNDER

THE INVESTMENT COMPANY ACT OF 1940

AMENDMENT NO. 44

Legg Mason Partners Series Funds, Inc.

(Exact name of registrant as specified in charter)

125 Broad Street, New York, New York 10004

(Address of principal executive offices)

Registrant’s Telephone Number, Including Area Code: (800) 725-6666

Robert I. Frenkel, Esq.

300 First Stamford Place

Stamford, Connecticut 06902

(Name and address of agent for service)

Copy to:

Sarah E. Cogan, Esq.

Simpson Thacher & Bartlett LLP

425 Lexington Avenue

New York, New York 10017-3909

APPROXIMATE DATE OF PROPOSED PUBLIC OFFERING: As soon as practicable after the effective date of this Post-Effective Amendment. It is proposed that this filing will become effective (check appropriate box):

☐	immediately upon filing pursuant to paragraph (b)
☐	on (date) pursuant to paragraph (b)
☒	60 days after filing pursuant to paragraph (a)(1)
☐	on (date) pursuant to paragraph (a)(1)
☐	75 days after filing pursuant to paragraph (a)(2)
☐	on (date) pursuant to paragraph (a)(2) of Rule 485.

If appropriate, check the following box:

☐	this post-effective amendment designates a new effective date for a previously filed post-effective amendment.

EXPERIENCE

PROSPECTUS

May 1, 2006, as amended November     , 2006

The Securities and Exchange Commission has not approved or disapproved these securities or determined whether this prospectus is accurate or complete. Any statement to the contrary is a crime.

Legg Mason Partners Global High Yield Bond Fund

Class A, B, C and I Shares

INVESTMENT PRODUCTS: NOT FDIC INSURED • NO BANK GUARANTEE • MAY LOSE VALUE

“Smith Barney” and “Salomon Brothers” are service marks of Citigroup, licensed for use by Legg Mason as the names of funds and investment advisers. Legg Mason and its affiliates, as well as the fund’s investment manager, are not affiliated with Citigroup.

Legg Mason Partners Global High Yield Bond Fund

The fund is a separate series of Legg Mason Partners Series Funds, Inc., a Maryland corporation, which prior to November 20, 2006 was named Salomon Brothers Series Funds Inc. Prior to November 20, 2006, the fund was named Salomon Brothers High Yield Bond Fund. The fund’s investment objective and strategy were not affected as a result of this name change.

Investments, risks and performance

Investment objective

The fund seeks to maximize total return, consistent with the preservation of capital.

Principal investment strategies

Key investments

The fund invests primarily in high yield bonds issued by U.S. and foreign corporations and foreign governments and their agencies and instrumentalities. Under normal market conditions, the fund invests at least 80% of its assets in high yield bonds and related investments. The fund will limit its investments in emerging market governmental issuers to 35% of its assets.

Credit quality: High yield bonds are rated below investment grade by a nationally or internationally recognized statistical rating organization, or, if unrated, determined by the portfolio managers to be of equivalent quality. Below investment grade securities are commonly referred to as “junk bonds.”

Duration: The fund normally maintains an average portfolio duration of between 3 and 7 years. However, the fund may invest in individual securities of any duration. Duration is an approximate measure of the sensitivity of the market value of the fund’s portfolio to changes in interest rates.

Selection process

Individual security selection is driven by the portfolio managers’ economic view, industry outlook and credit analysis. The portfolio managers then select those individual securities that appear to be most undervalued and offer the highest potential returns relative to the amount of credit, interest rate, liquidity and other risks presented by these securities. The portfolio managers allocate the fund’s investments across a broad range of issuers and industries, which can help to reduce risk.

In evaluating the issuer’s creditworthiness, the portfolio managers employ fundamental analysis and consider the following factors:

■	The strength of the issuer’s financial resources;
■	The issuer’s sensitivity to economic conditions and trends;
■	The issuer’s operating history; and
■	The experience and track record of the issuer’s management or political leadership.

Principal risks of investing in the fund

Investments in high yield securities involve a substantial risk of loss.

Investors could lose money on their investment in the fund, or the fund may not perform as well as other investments, if:

■	The issuer of a security owned by the fund defaults on its obligation to pay principal and/or interest, or the security’s credit rating is downgraded. This risk is greater for high yield bonds than for bonds of higher credit quality
■	Interest rates increase, causing the prices of fixed income securities to decline, reducing the value of the fund’s portfolio

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■	The portfolio managers’ judgment about interest rates or the attractiveness, value or credit quality of a particular security or sector proves incorrect
■	Prepayment risk: As interest rates decline, the issuers of mortgage-related securities held by the fund may pay principal earlier than scheduled, forcing the fund to reinvest in lower yielding securities
■	Extension risk: As interest rates increase, slower than expected principal payments may extend the average life of fixed income securities, locking in below-market interest rates and reducing the value of these securities
■	During periods of low interest rates, the fund’s income may decrease
■	An unhedged currency in which a security is priced declines in value relative to the dollar High yield securities are considered speculative and, compared to investment grade securities, tend to have:
■	More volatile prices and increased price sensitivity to changing interest rates and to adverse economic and business developments
■	Greater risk of loss due to default or declining credit quality
■	Greater likelihood that adverse economic or company specific events will make the issuer unable to make interest and/or principal payments
■	Greater susceptibility to negative market sentiments leading to depressed prices and decreased liquidity

In addition, investing in foreign issuers, including emerging market issuers, may involve additional risks compared to investing in the securities of U.S. issuers. Some of these risks do not apply to larger, more developed countries.

Who may want to invest

The fund may be an appropriate investment if you:

■	Are seeking total return
■	Are willing to accept the credit and interest rate risk of a fund that invests in high yield securities

Performance information

The following shows summary performance information for the fund in a bar chart and an Average Annual Total Returns table. The information provides an indication of the risks of investing in the fund by showing changes in its performance from year to year and by showing how the fund’s average annual total returns compare with the returns of a broad-based securities market index. The bar chart and the information below show performance of the fund’s Class A shares, but do not reflect the impact of sales charges (loads). If they did, the returns would be lower than those shown. Unlike the bar chart, the performance for Class A, B, C and I* shares in the Average Annual Total Returns table reflects the impact of the maximum sales charge (load) applicable to the respective classes, and the performance for Class A shares reflects the impact of taxes paid on dividends and distributions and the redemption of shares at the end of the period. The fund’s past performance is not necessarily an indication of how the fund will perform in the future.

*	Effective November 20, 2006, Class Y shares were converted into Class O shares. Effective November 20, 2006, Class O shares were renamed Class I shares.

Legg Mason Partners Global High Yield Bond Fund         3

Total Return for Class A Shares

Highest and lowest quarter returns (for the periods shown in the bar chart):

Highest: 8.47% in 4th quarter 2002; Lowest: (13.26)% in 3rd quarter 1998.

Year to date:     % through 9/30/06.

Average Annual Total Returns (for periods ended December 31, 2005)

	1 Year	5 Years	10 Years	Date of Inception
Class A(1)

Return before taxes	(0.55)%	8.66%	7.19%	02/22/95

Return after taxes on distributions(2)	(2.86)%	5.27%	3.28%	02/22/95

Return after taxes on distributions and sale of fund shares	(0.40)%	5.27%	3.60%	02/22/95

Other Classes (Return before taxes only)

Class B	(0.84)%	8.66%	6.88%	02/22/95

Class C(3)	2.47%	9.11%	7.07%	02/22/95

Class I(4)%		%	%	04/02/03

Citigroup High Yield Market Index (Reflects no deduction for fees, expenses or taxes)(5)	2.08%	8.93%	6.74%

(1)	On November 20, 2006, the initial sales charge on Class A shares was increased for sales made on or after that date. The average annual returns for Class A shares in the table have been calculated as if the increased sales charge had been in effect for the entire period.
(2)	After-tax returns are calculated using the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after tax returns depend upon an individual investor’s tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. In some cases the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of fund shares at the end of the measurement period. After-tax returns for other share classes will vary.
(3)	Effective April 29, 2004, Class 2 shares were renamed Class C shares.
(4)	Effective November 20, 2006, Class Y shares were converted into Class O shares. Effective November 20, 2006, Class O shares were renamed Class I shares.
(5)	The Citigroup High Yield Market Index is a broad based unmanaged index of high yield securities. It is not possible to invest directly in an index. An index does not reflect deductions for fees, expenses or taxes.

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Fee table

This table sets forth the fees and expenses you may pay if you invest in fund shares.

Shareholder Fees

(fees paid directly from your investment)	Class A		Class B	Class C		Class I(1)
Maximum sales charge (load) imposed on purchases (as a % of offering price)	4.25%		None	None		None

Maximum deferred sales charge (load) (as a % of the lower of net asset value at purchase or redemption)	None	(2)	4.00%	1.00	%(3)	None

Annual Fund Operating Expenses

(expenses deducted from fund assets)	Class A	Class B	Class C	Class I(1)
Management fees(4)	0.79%	0.79%	0.79%	0.79%

Distribution and service (12b-1) fees	0.25%	1.00%	0.75%	None

Other expenses(5)	0.12%	0.18%	0.16%	0.05%

Total annual fund operating expenses	1.16%	1.97%	1.70%	0.84%

(1)	As of November 20, 2006, Class Y shares were renamed Class I shares.
(2)	You may buy Class A shares in amounts of $1,000,000 or more at net asset value (without an initial charge), but if you redeem those shares within 12 months of their purchase, you will pay a deferred sales charge of 1.00%.
(3)	As of November 20, 2006, the deferred sales charge is waived for retirement plans with omnibus accounts held on the books of the fund.
(4)	The management fee is calculated based on the fund’s average daily net assets as follows: 0.800% on assets up to and including $1 billion; 0.775% on assets over $1 billion and up to and including $2 billion; 0.750% on assets over $2 billion and up to and including $5 billion; and 0.575% on assets over $5 billion.
(5)	The amounts set forth in “Other expenses” for Class A, B, C and I Shares have been restated to reflect the estimated effect of new transfer agency and custody contracts which became effective January 1, 2006.

Example

This example helps you compare the cost of investing in the fund with the costs of investing in other mutual funds. Your actual cost may be higher or lower. The example assumes:

■	You invest $10,000 in the fund for the period shown
■	Your investment has a 5% return each year — the assumption of a 5% return is required by the Securities and Exchange Commission (“SEC”) for purposes of this example and is not a prediction of the fund’s future performance
■	You reinvest all distributions and dividends without a sales charge
■	The fund’s operating expenses (before fee waivers and/or expense reimbursements, if any) remain the same

Legg Mason Partners Global High Yield Bond Fund         5

Number of Years You Own Your Shares

	1 year	3 years	5 years	10 years
Class A (with or without redemption)	$

Class B (redemption at end of period)	$			(1)

Class B (no redemption)	$			(1)

Class C (with redemption)	$

Class C (no redemption)	$

Class I(2) (with or without redemption)	$

(1)	Assumes conversion to Class A shares approximately eight years after purchase. All Class B shares purchased prior to November 20, 2006 will convert approximately seven years after purchase.
(2)	As of November 20, 2006, Class Y shares were converted into Class O shares, and Class O shares were renamed Class I shares.

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More on the fund’s investments

Equity investments

Although the fund invests primarily in high yield debt securities, the fund may also invest up to 20% of its assets in equity and equity related securities. Equity securities include exchange traded and over-the counter common stocks and preferred stocks, debt securities convertible into equity securities, baskets of equity securities such as exchange traded funds, warrants, rights, depositary receipts, trust certificates, limited partnership interests and shares of other investment companies. Equity securities may also include investments in real estate investment trusts (REITs) which are pooled investment vehicles.

Equity securities represent an ownership interest in the issuing company. Holders of equity securities are not creditors of the company, and in the event of the liquidation of the company, would be entitled to their pro rata share of the company’s assets, if any, after creditors, including the holders of fixed income securities, and holders of any senior equity securities are paid. See “Foreign and emerging markets investments” below for the general risks of foreign investing.

Debt obligations

The fund may invest in all types of debt obligations, which are securities used by issuers to borrow money. Debt obligations include bonds, notes (including structured notes), debentures, commercial paper and other money market instruments issued by banks, corporations, local, state and national governments and instrumentalities, both U.S. and foreign, and supranational entities, mortgage-related and asset-backed securities, convertible securities, and loan participations and assignments. Debt obligations may be fixed income securities, or have various types of payment and reset terms or features, including adjustable rate, zero coupon, contingent, deferred, payment in kind and auction rate features. Certain types of debt obligations are described below.

The fund may invest in debt obligations of foreign issuers. See “More on the fund’s investments — Foreign and emerging market investments” for the general risks of foreign investing.

Derivatives contracts

The fund may, but need not, use derivative contracts, such as options on securities or currencies, forward foreign currency contracts interest rate futures and options on interest rate futures:

■	To hedge against the economic impact of adverse changes in the market value of portfolio securities due to changes in stock market prices, currency exchange rates or interest rates
■	As a substitute for buying or selling securities
■	To enhance the fund’s return as a non-hedging strategy that may be considered speculative

A derivative contract will obligate or entitle the fund to deliver or receive an asset or cash payment based on the change in value of one or more securities, currencies or indices. Even a small investment in derivative contracts can have a big impact on the fund’s currency, securities market and interest rate exposure. Therefore, using derivatives can disproportionately increase losses and reduce opportunities for gains when interest rates,

Legg Mason Partners Global High Yield Bond Fund         7

exchange rates or securities markets are changing. The fund may not fully benefit from or may lose money on derivatives if changes in their value do not correspond accurately to changes in the value of the fund’s holdings. The other parties to certain derivative contracts present the same types of default risk as issuers of fixed income securities. Derivatives can also make a fund less liquid and harder to value, especially in declining markets.

Distressed debt securities

The fund may also invest in distressed debt securities. Distressed debt securities are debt securities that are subject to bankruptcy proceedings or are in default or are at imminent risk of being in default. Distressed debt securities are speculative and involve substantial risk. Generally, the fund will invest in distressed debt securities when the portfolio managers believe they offer significant potential for higher returns or can be exchanged for other securities (e.g. equity securities) that offer this potential. However, there can be no assurance that the issuer will make an exchange offer or adopt a plan of reorganization. The fund will generally not receive interest payments on the distressed debt securities and may incur costs to protect its investment. In addition, principal may not be repaid. Distressed debt securities and any securities received in an exchange may be difficult to sell and may be subject to restriction on resale.

Sovereign government and supranational debt

The fund may invest in all types of fixed income securities of governmental issuers in all countries, including emerging markets. These sovereign debt securities may include:

■	Fixed income securities issued or guaranteed by governments, governmental agencies or instrumentalities and political subdivisions located in emerging market countries;
■	Fixed income securities issued by government owned, controlled or sponsored entities located in emerging market countries;
■	Interests in entities organized and operated for the purpose of restructuring the investment characteristics of instruments issued by any of the above issuers;
■	Brady Bonds, which are debt securities issued under the framework of the Brady Plan as a means for debtor nations to restructure their outstanding external indebtedness;
■	Participations in loans between emerging market governments and financial institutions; and
■	Fixed income securities issued by supranational entities such as the World Bank or the European Economic Community. A supranational entity is a bank, commission or company established or financially supported by the national governments of one or more countries to promote reconstruction or development.

Sovereign government and supernational debt involve many of the risks described below of foreign and emerging markets investments as well as the risk of debt moratorium, repudiation or renegotiation and a fund may be unable to enforce its rights against the issuers.

Foreign and emerging market investments

The fund may invest in foreign securities, including those of issuers in emerging market countries.

The fund may invest directly in foreign issuers or invest in depositary receipts. Because the value of a depositary receipt is dependent upon the market price of an underlying

8         Legg Mason Partners Funds

foreign security, depositary receipts are subject to most of the risks associated with investing in foreign securities directly.

Investing in foreign issuers, including emerging market issuers, may involve additional risks compared to investing in the securities of U.S. issuers. Some of these risks do not apply to larger, more developed countries. These risks are more pronounced to the extent the fund invests in issuers in countries with emerging markets or if the fund invests significantly in one country. These risks may include:

■	Less information about non-U.S. issuers or markets may be available due to less rigorous disclosure and accounting standards or regulatory practices;
■	Many non-U.S. markets are smaller, less liquid and more volatile than U.S. markets. In a changing market, the portfolio managers may not be able to sell the fund’s portfolio securities in amounts and at prices the manager considers reasonable, or the fund may have difficulty determining the fair value of its securities;
■	The U.S. dollar may appreciate against non-U.S. currencies or a foreign government may impose restrictions on currency conversion or trading;
■	The economies of non-U.S. countries may grow at a slower rate than expected or may experience a downturn or recession; and
■	Economic, political and social developments may adversely affect non-U.S. securities markets.

Funds investing in securities denominated in foreign currencies may engage in forward foreign currency contracts. See “More on the fund’s investments — Derivatives and hedging techniques.”

Mortgage-backed and asset-backed securities

The fund may invest in mortgage-backed and asset-backed securities. Mortgage-backed securities may be issued by private companies including government related entities such as Fannie Mae or Freddie Mac or by agencies of the U.S. Government and represent direct or indirect participations in, or are collateralized by and payable from, mortgage loans secured by real property. Asset-backed securities represent participations in, or are secured by and payable from, assets such as installment sales or loan contracts, leases, credit card receivables and other categories of receivables.

Certain debt instruments may only pay principal at maturity or may only represent the right to receive payments of principal or payments of interest on underlying pools of mortgages or government securities, but not both. The value of these types of instruments may change more drastically than debt securities that pay both principal and interest during periods of changing interest rates. Interest-only and principal-only mortgage-backed securities are especially sensitive to interest rate changes, which can affect not only their prices but can also change the prepayment assumptions about those investments and income flows the fund receives from them. For mortgage derivatives and structured securities that have embedded leverage features, small changes in interest or prepayment rates may cause large and sudden price movements. Mortgage derivatives can also become illiquid and hard to value in declining markets.

Legg Mason Partners Global High Yield Bond Fund         9

Borrowing

The fund may borrow in certain limited circumstances. Certain borrowing may create an opportunity for increased return, but, at the same time, creates special risks. For example, borrowing may exaggerate changes in the net asset value of a fund’s shares and in the return on the fund’s portfolio. The fund may be required to liquidate portfolio securities at a time when it would be disadvantageous to do so in order to make payments with respect to any borrowings. Interest on any borrowings will be a fund expense and will reduce the value of the fund’s shares.

Risk of high portfolio turnover

The fund may engage in active and frequent trading, resulting in high portfolio turnover. This may lead to the realization and distribution to shareholders of higher capital gains, increasing their tax liability. Frequent trading also increases transaction costs, which could detract from the fund’s performance.

Defensive investing

The fund may depart from its principal investment strategies in response to adverse market, economic or political conditions by taking temporary defensive positions in any type of money market instruments and short-term debt securities without regard to any percentage limitations. If the fund takes a temporary defensive position, it may be unable to achieve its investment goal.

The fund may also use other strategies and invest in other securities that are described, along with their risks, in the fund’s Statement of Additional Information (“SAI”). However, the fund might not use all of the strategies and techniques or invest in all of the types of securities described here, that could adversely affect your investment and that could prevent the fund from achieving its objective.

Other investments

The fund may also use other strategies and invest in other securities that are described, along with their risks, in the Statement of Additional Information (“SAI”). However, the fund might not use all of the strategies and techniques or invest in all of the types of securities described in this prospectus or in the SAI. Also note that there are many other factors, which are not described here that could adversely affect your investment and that could prevent the fund from achieving its goals.

Portfolio holdings

The fund’s policies and procedures with respect to the disclosure of the fund’s portfolio securities are described in the fund’s SAI and on the fund’s website at www.leggmason.com/InvestorServices.

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Management

Manager and subadviser

Legg Mason Partners fund Advisor, LLC (“LMPFA”) is the fund’s investment manager. LMPFA, with offices at 399 Park Avenue, New York, New York 10022, is a recently-organized investment adviser that has been formed to serve as the investment manager of the fund and other Legg Mason-sponsored funds. LMPFA provides administrative and certain oversight services to the fund. Western Asset Management Company (“Western Asset”) provides the day-to-day portfolio management of the fund as subadviser.

Western Asset, established in 1971, has offices at 385 East Colorado Boulevard, Pasadena, California 91101. Western Asset acts as investment adviser to institutional accounts, such as corporate pension plans, mutual funds and endowment funds. As of June 30, 2006, Western Asset’s total assets under management were approximately $     billion.

LMPFA and Western Asset are wholly-owned subsidiaries of Legg Mason, Inc. (“Legg Mason”). Legg Mason, whose principal executive offices are at 100 Light Street, Baltimore, Maryland 21202, is a financial services holding company. As of June 30, 2006, Legg Mason had aggregate assets under management of approximately      billion.

Prior to August 1, 2006, Salomon Brothers Asset Management Inc (“SBAM”) was the fund’s investment manager. SBAM is also a wholly-owned subsidiary of Legg Mason.

Portfolio managers

The fund is managed by a team of portfolio managers, sector specialists and other investment professionals. S. Kenneth Leech, Stephen A. Walsh, Michael C. Buchanan, Timothy J. Settel and Ian R. Edmonds serve as the fund’s portfolio managers and have managed the fund since March 2006. Each of the portfolio managers is employed by the subadviser. The portfolio managers lead the team, and their focus is on portfolio structure, including sector allocation, duration weighting and term structure decisions. Messrs. Leech, Walsh and Edmonds have been employed as portfolio managers at Western Asset in excess of five years. Mr. Settel was previously employed as a research analyst at Western Asset since 2001. Mr. Buchanan has been employed as a portfolio manager at Western Asset since 2005 and was previously employed at Credit Suisse Asset Management LLC as a managing director and head of U.S. credit products from 2003 to 2005; at Janus Capital Management in 2003 as Executive Vice President and portfolio manager; and at BlackRock Financial Management as a managing director and head of high yield trading from 1998 to 2003.

The SAI provides additional information about the compensation of the portfolio managers, other accounts they manage, and any fund shares held by the portfolio managers, and has more detailed information about the manager, subadviser and other fund service providers.

Management fees

For the fiscal year ended December 31, 2005, the fund paid SBAM a fee of 0.77% of the fund’s average daily net assets after accounting for voluntary expense limitations and/or reimbursements.

Legg Mason Partners Global High Yield Bond Fund         11

A discussion regarding the basis for the Board’s approval of the fund’s management agreement and sub-advisory agreements is available in the fund’s semi-annual report for the period ended June 30, 2006.

Other information

The fund’s Board has approved a number of initiatives designed to streamline and restructure the fund complex, and has authorized seeking shareholder approval for those initiatives where shareholder approval is required. These initiatives include the election of a new Board, the grouping of the fund for organizational and governance purposes with other funds in the fund complex that are predominantly fixed-income funds, and the adoption of a single form of organization as a Maryland business trust, with all funds operating under uniform charter documents. Fund shareholders entitled to vote also are being asked to approve investment matters, including standardized fundamental investment policies and the ability to change its investment objective without shareholder approval. Proxy materials describing these matters were mailed in October 2006. If shareholder approval is obtained, these matters generally are expected to be effectuated during the first half of 2007.

Distribution plan

Legg Mason Investor Services, LLC (“LMIS”), a wholly-owned broker-dealer subsidiary of Legg Mason, and Citigroup Global Markets Inc. (“CGMI”), serve as the fund’s distributors.

The fund has adopted a shareholder servicing and distribution plan for its Class A, B and C shares. Under the plan, the fund pays distribution and/or service fees. These fees are an ongoing expense and, over time, may cost you more than other types of sales charges.

In addition, the distributors may make payments for distribution and/or shareholder servicing activities out of their past profits and other available sources. The distributors may also make payments to dealers for marketing, promotional or related expenses. The amount of these payments is determined by the distributors and may be substantial. The manager or an affiliate may make similar payments under similar arrangements.

The payments described in the paragraph above are often referred to as “revenue sharing payments.” The recipients of such payments may include the fund’s distributors, affiliates of SBFM, broker- dealers, financial institutions and other financial intermediaries through which investors may purchase shares of the fund. In some circumstances, such payments may create an incentive for an intermediary or its employees or associated persons to recommend or sell shares of the fund to you. Please contact your financial intermediary for details about revenue sharing payments it may receive.

Transfer agent and shareholder servicing agent

PFPC Inc. (the “transfer agent” or “PFPC”) serves as the fund’s transfer agent and shareholder servicing agent. The transfer agent maintains the shareholder account records for the fund, handles certain communications between shareholders and the fund and distributes dividends and distributions payable by the fund.

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Recent developments

On May 31, 2005, the U.S. Securities and Exchange Commission (“SEC”) issued an order in connection with the settlement of an administrative proceeding against SBFM and CGMI relating to the appointment of an affiliated transfer agent for the Smith Barney family of mutual funds (the “Affected Funds”).

The SEC order finds that SBFM and CGMI willfully violated Section 206(1) of the Investment Advisers Act of 1940 (“Advisers Act”). Specifically, the order finds that SBFM and CGMI knowingly or recklessly failed to disclose to the boards of the Affected Funds in 1999 when proposing a new transfer agent arrangement with an affiliated transfer agent that: First Data Investors Services Group (“First Data”), the Affected Funds’ then-existing transfer agent, had offered to continue as transfer agent and do the same work for substantially less money than before; and that Citigroup Asset Management (“CAM”), the Citigroup business unit that, at the time, included the fund’s investment manager and other investment advisory companies, had entered into a side letter with First Data under which CAM agreed to recommend the appointment of First Data as sub-transfer agent to the affiliated transfer agent in exchange for, among other things, a guarantee by First Data of specified amounts of asset management and investment banking fees to CAM and CGMI. The order also finds that SBFM and CGMI willfully violated Section 206(2) of the Advisers Act by virtue of the omissions discussed above and other misrepresentations and omissions in the materials provided to the Affected Funds’ boards, including the failure to make clear that the affiliated transfer agent would earn a high profit for performing limited functions while First Data continued to perform almost all of the transfer agent functions, and the suggestion that the proposed arrangement was in the Affected Funds’ best interests and that no viable alternatives existed. SBFM and CGMI do not admit or deny any wrongdoing or liability. The settlement does not establish wrongdoing or liability for purposes of any other proceeding.

The SEC censured SBFM and CGMI and ordered them to cease and desist from violations of Sections 206(1) and 206(2) of the Advisers Act. The order requires Citigroup to pay $208.1 million, including $109 million in disgorgement of profits, $19.1 million in interest, and a civil money penalty of $80 million. Approximately $24.4 million has already been paid to the Affected Funds, primarily through fee waivers. The remaining $183.7 million, including the penalty, has been paid to the U.S. Treasury and will be distributed pursuant to a plan submitted for the approval of the SEC. At this time, there is no certainty as to how the above-described proceeds of the settlement will be distributed, to whom such distributions will be made, the methodology by which such distributions will be allocated, and when such distributions will be made. The order also required that transfer agency fees received from the Affected Funds since December 1, 2004 less certain expenses be placed in escrow and provided that a portion of such fees might be subsequently distributed in accordance with the terms of the order. On April 3, 2006, an aggregate amount of approximately $9 million held in escrow was distributed to the Affected Funds.

The order required SBFM to recommend a new transfer agent contract to the Affected Fund boards within 180 days of the entry of the order; if a Citigroup affiliate submitted a proposal to serve as transfer agent or sub-transfer agent, SBFM and CGMI would have been required, at their expense, to engage an independent monitor to oversee a competitive

Legg Mason Partners Global High Yield Bond Fund         13

bidding process. On November 21, 2005, and within the specified timeframe, the Fund’s Board selected a new transfer agent for the Fund. No Citigroup affiliate submitted a proposal to serve as transfer agent. Under the order, SBFM also must comply with an amended version of a vendor policy that Citigroup instituted in August 2004.

This fund is not one of the Affected Funds and therefore did not implement the transfer agent arrangement described above and therefore has not received and will not receive any portion of the distributions.

On December 1, 2005, Citigroup completed the sale of substantially all of its global asset management business, including SBFM, to Legg Mason Inc.

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Choosing a class of shares to buy

Individual investors can choose among three classes of shares: Classes A, B and C shares. Institutional and retirement plan investors can choose among two classes of shares: Class C and I (formerly O) shares. Each class has different sales charges and expenses, allowing you to choose the class that best meets your needs.

When choosing which class of shares to buy, you should consider:

■	How much you plan to invest.
■	How long you expect to own the shares.
■	The expenses paid by each class detailed in the Fee table and Example at the front of this Prospectus.
■	Whether you qualify for any reduction or waiver of sales charges.

If you are choosing between Class A and Class B shares, it will in almost all cases be the more economical choice for you to purchase Class A shares if you plan to purchase shares in an amount of $100,000 or more (whether in a single purchase or through aggregation of eligible holdings). This is because of the reduced sales charge available on larger investments of Class A shares and the lower ongoing expenses of Class A shares compared to Class B shares.

You may buy shares from:

■	Certain broker/dealers, financial intermediaries or financial institutions (each called a “Service Agent”).
■	The fund, but only if you are investing through certain qualified plans or Service Agents.

Different types of shareholder services may be available to you under arrangements offered by different Service Agents. In addition, these services may vary depending on the share class in which you choose to invest. In making your decision regarding which share class may be best for you, please keep in mind that your Service Agent may receive different compensation depending on the share class in which you invest. Investors should consult with their Service Agent about comparative pricing of shareholder services available to them under each available share class, the compensation that will be received by their Service Agent in connection with each available share class, and other factors that may be relevant to the investor’s decision as to the best share class in which to invest.

Not all classes of shares are available through each Service Agent. You should contact your Service Agent for further information.

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Investment minimums

Minimum initial and additional investment amounts vary depending on the class of shares you buy and the nature of your investment account.

	Class A	Class B	Class C	Class I
General	$500/$50	$500/$50	$500/$50	n/a

IRAs and Uniform Gifts or Transfers to Minor Accounts	$250/$50	$250/$50	$250/$50	n/a

Simple IRAs	$1/$1	$1/$1	$1/$1	n/a

Systematic Investment Plans	$25/$25	$25/$25	$25/$25	n/a

Clients of Eligible Financial Intermediaries(1)	$1/$1	$1/$1	$1/$1	None/None(2)

Retirement Plans(3) with omnibus accounts held on the books of the fund	n/a	n/a	None/None(2)	None/None(2)

Other Retirement Plans(3)	$50/$50	$50/$50	$50/$50	$1 million

Institutional Investors(4)	$50/$50	$50/$50	$50/$50	$1 million/None

(1)	“Clients of Eligible Financial Intermediaries” are investors who invest in the fund through financial intermediaries that offer their clients Class A or I shares through investment programs as authorized by LMIS.
(2)	Minimums may be imposed by a financial intermediary.
(3)	“Retirement Plans” include 401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit-sharing plans, non-qualified deferred compensation plans and other similar employer-sponsored retirement plans. Retirement Plans do not include individual retirement vehicles, such as traditional and Roth individual retirement accounts, Coverdell education savings accounts, individual 403(b)(7) custodial accounts, Keogh plans, SEPs, SARSEPs, SIMPLE IRAs, or Section 529 saving accounts.
(4)	“Institutional Investors” generally include corporations, banks, insurance companies, foundations, retirement plans and other similar entities with direct relationships to the fund. As of November 20, 2006, Class I shares will generally be offered only to Institutional Investors (unless a client of a financial intermediary). However, non-Institutional Investors that hold Class I shares prior to that date will continue to be permitted to make additional investments in Class I shares.

More information about the fund’s classes of shares is available through the Legg Mason Partners funds’ website. You’ll find detailed information about sales charges and ways you can qualify for reduced or waived sales charges, including:

■	the front-end sales charges that apply to the purchase of Class A shares
■	the deferred sales charges that apply to the redemption of Class B and Class C shares
■	who qualifies for lower sales charges on Class A shares
■	who qualifies for a sales load waiver

Go to http://www.leggmason.com/InvestorServices and click on the name of the fund.

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Comparing the fund’s classes

The following table compares key features of the fund’s classes. You should review the Fee Table and Example at the front of this Prospectus carefully before choosing your share class. Your Service Agent can help you decide which class meets your goals. Your Service Agent may receive different compensation depending upon which class you choose.

	Class A	Class B	Class C	Class I
Key features	■ Initial sales charge ■ You may qualify for reduction or waiver of initial sales charge ■ Generally lower annual expenses than Class B and Class C	■ No initial sales charge ■ Deferred sales charge declines over time ■ Converts to Class A after approximately 8 years(1) ■ Higher annual expenses than Class A	■ No initial sales charge ■ Deferred sales charge for only 1 year ■ Does not convert to Class A ■ Higher annual expenses than Class A	■ No initial or deferred sales charge ■ Only offered to institutional and other eligible investors ■ Lower expenses than the other classes
Initial sales charge	Up to 4.25%; reduced or waived for large purchases and certain investors. No charge for purchases of $1 million or more	None	None	None
Deferred sales charge	1.00% on purchases of $1 million for redemptions within 1 year of purchase; waived for certain investors	4.50% for redemptions within 1 year. This charge is reduced over time and there is no deferred sales charge after 5 years; waived for certain investors(2)	1.00% for redemptions within 1 year of purchase; waived for certain retirement plan investors	None
Annual distribution and service fees	0.25% of average daily net assets	0.75% of average daily net assets	0.75% of average daily net assets	None
Exchange Privilege(3)	Class A shares of most Legg Mason Partners funds	Class B shares of most Legg Mason Partners funds	Class C of most Legg Mason Partners funds	Class I shares of most Legg Mason Partners funds
(1)	Class B shares purchased prior to November 20, 2006 will convert to Class A shares approximately seven years after purchase.
(2)	Class B shares purchased prior to November 20, 2006 will continue to be subject to the deferred sales charge schedule in effect at the time such shares were purchased.
(3)	Ask your Service Agent for the Legg Mason Partners funds available for exchange.

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Sales charges

Class A shares

You buy Class A shares at the offering price, which is the net asset value plus a sales charge. You pay a lower sales charge as the size of your investment increases to certain levels called breakpoints. You do not pay a sales charge on the fund’s distributions or dividends you reinvest in additional Class A shares.

The table below shows the rate of sales charge you pay, depending on the amount you purchase, for purchases made on or after November 20, 2006. The table below also shows the amount of broker-dealer compensation that is paid out of the sales charge. This compensation includes commissions received by Service Agents that sell shares of the fund. For Class A shares sold by LMIS, LMIS will receive the sales charge imposed on purchases of Class A shares (or any deferred sales charge paid on redemptions) and will retain the full amount of such sales charge. For Class A shares sold by CGMI, CGMI will receive the sales charge imposed on purchases of Class A shares and will retain an amount equal to the broker-dealer commission paid out of the sales charge. LMIS will receive any portion not retained by CGMI. Service Agents (including CGMI) will also receive a fee payable on Class A shares at an annual rate of up to 0.25% of the average daily net assets represented by the Class A shares serviced by them.

Amount of investment	Sales Charge as a % of offering price	Sales Charge as a % of net amount	Broker/Dealer Commission as a % of offering price
Less than $100,000	4.25	4.44	4.00

$100,000 but less than $250,000	3.50	3.63	3.00

$250,000 but less than $500,000	2.50	2.56	2.00

$500,000 but less than $750,000	2.00	2.04	1.60

$750,000 but less than $1 million	1.50	1.52	1.20

$1 million or more*	-0-	-0-	up to 1.00

*	LMIS may pay a commission of up to 1.00% to a Service Agent for purchase amounts of $1 million or more. In such cases, starting in the thirteenth month after purchase, the Service Agent will also receive an annual fee of up to 0.25% of the average daily net assets represented by the Class A shares held by its clients. Prior to the thirteenth month, LMIS will retain this fee. Where the Service Agent does not receive the payment of this commission, the Service Agent will instead receive the annual fee starting immediately after purchase. In certain cases, the Service Agent may receive both a payment of the commission and the annual fee starting immediately after purchase. As of November 20, 2006, the commission of up to 1.00% will no longer be paid to Service Agents for purchases by retirement plans with a direct omnibus relationship with the fund. However, for certain retirement plans that are permitted to purchase shares at net asset value on or after this date, the Service Agent will remain eligible to receive commissions on additional Class A shares that are purchased. Please contact your Service Agent for more information.

Investments of $1,000,000 or more

You do not pay an initial sales charge when you buy $1,000,000 or more of Class A shares. However, if you redeem these Class A shares within one year of purchase, you will pay a deferred sales charge of 1.00%.

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Qualifying for a reduced Class A sales charge

There are several ways you can combine multiple purchases of Class A shares of Legg Mason Partners funds to take advantage of the breakpoints in the sales charge schedule. In order to take advantage of reductions in sales charges that may be available to you when you purchase fund shares, you must inform your Service Agent or the transfer agent if you are eligible for a letter of intent or a right of accumulation and if there are other accounts in which there are holdings eligible to be aggregated with your purchases. Certain records, such as account statements, may be necessary in order to verify your eligibility for reduced sales charges.

■	Accumulation privilege – lets you combine the current value of Class A shares of the fund with all other shares of Legg Mason Partners funds that are owned by:
☐	you; or
☐	your spouse and children under the age of 21;

with the dollar amount of your next purchase of Class A shares for purposes of calculating the initial sales charge.

Shares of Smith Barney money market funds (other than money market fund shares acquired by exchange from other Legg Mason Partners funds), Legg Mason Partners S&P 500 Index Fund and Class O shares of Legg Mason Partners Equity Fund, Inc. may not be combined.

If you hold shares of Legg Mason Partners funds in accounts at two or more different Service Agents, please contact your Service Agents to determine which shares may be combined.

Certain trustees and fiduciaries may be entitled to combine accounts in determining their sales charge.

■	Letter of intent – lets you purchase Class A shares of Legg Mason Partners funds over a 13-month period and pay the same sales charge on Class A shares, if any, as if all shares had been purchased at once. At the time you enter into the letter of intent, you select your asset goal amount. Generally, purchases of any Legg Mason Partners fund shares that are purchased during the 13-month period by:
☐	you; or
☐	your spouse and children under the age of 21

are eligible for inclusion under the letter, based on the public offering price at the time of the purchase, and any capital appreciation on those shares. You may also backdate your letter up to 90 days in which case eligible purchases made during that period will be treated as purchases made under the letter. In addition, you can include towards your asset goal amount the current value of any eligible purchases that were made prior to the date of entering into the letter of intent and are still held.

If you hold shares of Legg Mason Partners funds in accounts at two or more different Service Agents, please contact your Service Agents to determine which shares may be combined.

Shares of Smith Barney money market funds (other than money market fund shares acquired by exchange from other Legg Mason Partners funds), Legg Mason Partners S&P 500 Index Fund and Class O shares of Legg Mason Partners Equity Fund, Inc. may not be combined.

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If you do not meet your asset goal amount, shares equal to the amount of any sales charges due for your actual purchases, will be redeemed from your account.

Waivers for certain Class A investors

Class A initial sales charges are waived for certain types of investors, including:

■	Employees of Service Agents having dealer, service or other selling agreements with the fund’s distributors
■	Investors who redeemed Class A shares of a Legg Mason Partners fund in the past 60 days, if the investor’s Service Agent is notified
■	Directors and officers of any Legg Mason-sponsored fund
■	Employees of Legg Mason and its subsidiaries

If you qualify for a waiver of the Class A initial sales charge, you must notify your Service Agent or the transfer agent at the time of purchase and provide sufficient information at the time of purchase to permit verification that the purchase qualifies for the initial sales charge waiver.

If you want to learn about additional waivers of Class A initial sales charges, contact your Service Agent, consult the SAI or look at the Legg Mason Partners funds’ website: http://www.leggmason.com/InvestorServices and click on the name of the fund.

Class B shares

You buy Class B shares at net asset value without paying an initial sales charge. However, if you redeem your Class B shares within five years of your purchase payment, you will pay a deferred sales charge. The deferred sales charge decreases as the number of years since your purchase payment increases.

Year after purchase	1st	2nd	3rd	4th	5th	6th through 8th
Deferred sales charge	4%	3%	2%	1%	1%	0%

Class B shares purchased prior to November 20, 2006 will continue to be subject to the deferred sales charge schedule in effect at the time the shares were purchased.

LMIS will pay Service Agents, including CGMI, selling Class B shares a commission of up to 4% of the purchase price of the Class B shares they sell and LMIS will retain the deferred sales charges. Service Agents also receive an annual fee of up to 0.25% of the average daily net assets represented by the Class B shares.

20         Legg Mason Partners Funds

Class B conversion

After approximately 8 years, Class B shares automatically convert into Class A shares. Class B shares purchased prior to November 20, 2006, however, will continue to automatically convert into Class A shares after 7 years. This helps you because Class A shares have lower annual expenses. Your Class B shares will convert to Class A shares as follows:

Shares issued: At initial purchase	Shares issued: On reinvestment of dividends and distributions	Shares issued: Upon exchange from another Legg Mason Partners fund
Approximately eight years after the date of purchase payment	In same proportion as the number of Class B shares converting is to total Class B shares you own (excluding shares issued as a dividend)	On the date the shares originally acquired would have converted into Class A shares

Class C shares

You buy Class C shares at net asset value without paying an initial sales charge. However, if you redeem your Class C shares within one year of purchase, you will pay a deferred sales charge of 1.00%.

LMIS will pay Service Agents selling Class C shares (other than on shares sold to omnibus accounts of Retirement Plans held on the books of the fund) a commission of up to 1.00% of the purchase price of the Class C shares they sell and will retain the deferred sales charges and an annual fee of up to 0.70% until the thirteenth month after purchase. Starting in the thirteenth month after purchase, Service Agents will receive an annual fee of up to 0.70% of the average daily net assets represented by the Class C shares serviced by them. As of November 20, 2006, starting immediately after purchase, LMIS will pay Service Agents selling Class C shares to Retirement Plans with omnibus accounts held on the books of the fund an annual fee of up to 0.70% of the average daily net assets represented by the Class C shares serviced by them.

Purchases prior to September 14, 1998. Class C shares of a fund purchased prior to September 14, 1998 will continue to be subject to the deferred sales charge schedules in effect at the time such purchase was made. Shares purchased with reinvested dividend or capital gain distributions relating to shares purchased prior to September 14, 1998 will be subject to the deferred sales charge schedules in effect at the time the original shares were purchased. Shares of a fund acquired as a result of an exchange of shares purchased prior to September 14, 1998 will also be subject to the deferred sales charge schedules in effect at the time the original shares were purchased.

As of November 20, 2006, retirement plans with omnibus accounts held on the books of the fund will not be subject to a deferred sales charge on shares redeemed within one year of purchase.

Class I shares

As of November 20, 2006, Class O shares were renamed Class I shares. You buy Class I shares at net asset value with no initial sales charge and no deferred sales charge when you redeem. Class I shares are offered to institutional investors, including corporations, banks,

Legg Mason Partners Global High Yield Bond Fund         21

insurance companies, foundations, retirement plans and other similar entities, and may be offered to other investors in the discretion of a distributor. Class I shares are also offered to investors who invest in the fund through financial intermediaries that offer their clients Class I shares through investment programs as authorized by LMIS, such as (i) fee-based advisory or brokerage account programs, (ii) employee benefit plans such as 401(k), 457 or 403(b) retirement plans or (iii) college savings vehicles such as 529 plans, authorized by LMIS. Investors who held Class I shares prior to November 20, 2006 will continue to be permitted to make additional investments in Class I shares.

Investors in Class I shares must generally meet the $1,000,000 minimum initial investment requirement. The $1,000,000 minimum investment amount does not apply to investors who invest in the fund through financial intermediaries that offer their clients Class I shares through investment programs, although certain investment minimums may be imposed by a financial intermediary.

22         Legg Mason Partners Funds

More about deferred sales charges

The deferred sales charge is based on the net asset value at the time of purchase or redemption, whichever is less, and therefore you do not pay a sales charge on amounts representing appreciation or depreciation.

In addition, you do not pay a deferred sales charge on:

■	Shares exchanged for shares of another Legg Mason Partners fund
■	Shares representing reinvested distributions and dividends
■	Shares no longer subject to the deferred sales charge

Each time you place a request to redeem shares, the fund will first redeem any shares in your account that are not subject to a deferred sales charge and then the shares in your account that have been held the longest.

If you redeemed shares of a Legg Mason Partners fund and paid a deferred sales charge, you may, under certain circumstances, reinvest all or part of the redemption proceeds within 60 days and receive pro rata credit for any deferred sales charge imposed on the prior redemption. Please contact your Service Agent for additional information.

LMIS receives deferred sales charges as partial compensation for their expenses in selling shares, including the payment of compensation to your Service Agent.

Deferred sales charge waivers

The deferred sales charge for each share class will generally be waived:

■	On payments made through certain systematic withdrawal plans
■	On certain distributions from a retirement plan
■	For involuntary redemptions of small account balances
■	For 12 months following the death or disability of a shareholder

If you want to learn about additional waivers of deferred sales charges, contact your Service Agent, consult the SAI or look at the Legg Mason Partners funds’ website: http://www.leggmason.com/InvestorServices and click on the name of the fund.

Legg Mason Partners Global High Yield Bond Fund         23

Buying shares

Through a Service Agent

You should contact your Service Agent to open a brokerage account and make arrangements to buy shares. If you do not provide the following information, your order will be rejected:

■   Class of shares being bought

■   Dollar amount or number of shares being bought

Your Service Agent may charge an annual account maintenance fee.

Through the fund

Financial intermediary accounts, retirement plan accounts and certain other investors who are client of certain Service Agents are eligible to buy shares directly from the fund. Write to the fund at the following address:

Legg Mason Partners Funds

c/o PFPC, Inc.

P.O. Box 9699

Providence, Rhode Island 02940-9699

■   Enclose a check to pay for the shares. For initial purchases, complete and send an account application, available at:

■   Specify the name of the fund and the share class you wish to purchase

■   For more information, please call Legg Mason Partners Funds Shareholder Services at 800-451-2010.

Through a systematic investment plan

You may authorize a Service Agent or the transfer agent to transfer funds automatically from (i) a regular bank account, (ii) cash held in a brokerage account opened with a Service Agent or (iii) certain money market funds, in order to buy shares on a regular basis.

■   Amounts transferred should be at least $25

■   Amounts may be transferred monthly, every alternate month, quarterly, semi-annually or annually

■   If you do not have sufficient funds in your account on a transfer date, your Service Agent or the transfer agent may charge you a fee

For more information, contact your Service Agent or the transfer agent or consult the SAI.

24         Legg Mason Partners Funds

Exchanging shares

Legg Mason Partners offers a distinctive family of funds tailored to help meet the varying needs of both large and small investors

You should contact your Service Agent to exchange into other Legg Mason Partners funds. Be sure to read the prospectus of the Legg Mason Partners fund into which you are exchanging. An exchange is a taxable transaction, unless you are investing through a tax-qualified savings plan or account.

■   You may exchange shares only for shares of the same class of another Legg Mason Partners fund other than shares of Legg Mason Partners S&P 500 Index Fund. Not all Legg Mason Partners funds offer all classes.

■   Not all Legg Mason Partners funds may be offered in your state of residence. Contact your Service Agent or the transfer agent for further information.

■   Exchanges of Class A, B and C are subject to minimum investment requirements (except for systematic investment plan exchanges) and all shares are subject to the other requirements of the fund into which exchanges are made.

■   If you hold share certificates, the transfer agent must receive the certificates endorsed for transfer or with signed stock powers (documents transferring ownership of certificates) before the exchange is effective.

■   The fund may suspend or terminate your exchange privilege if you engage in an excessive pattern of exchanges.

Waiver of additional sales charges

Your shares will not be subject to an initial sales charge at the time of the exchange.

Your deferred sales charge (if any) will continue to be measured from the date of your original purchase of shares subject to a deferred sales charge.

By telephone

If you do not have a brokerage account with a Service Agent, you may be eligible to exchange shares through the fund. You must complete an authorization form to authorize telephone transfers. If eligible, you may make telephone exchanges on any day the New York Stock Exchange (“NYSE”) is open by calling Legg Mason Partners Shareholder Services at 800-451-2010 between 8:30 a.m. and 4:00 p.m. (Eastern time). Exchanges are priced at the net asset value next determined.

You can make telephone exchanges only between accounts that have identical registrations.

By mail	If you do not have a brokerage account, contact your Service Agent or write to the fund at the address on the following page.

Legg Mason Partners Global High Yield Bond Fund         25

Through a systematic exchange plan

You may be permitted to schedule exchanges of shares of any class of the fund for shares of the same class of any other Legg Mason Partners fund.

■   Exchanges may be made monthly, every alternate month, quarterly, semi-annually or annually

■   A predetermined dollar amount of at least $25 per exchange is required

For more information contact your Service Agent or the transfer agent.

26         Legg Mason Partners Funds

Redeeming shares

Generally

Contact your Service Agent to redeem shares of the fund.

If you hold share certificates, the transfer agent must receive the certificates endorsed for transfer or with signed stock powers before you may redeem.

If the shares are held by a fiduciary or corporation, other documents may be required.

Redemptions are priced at the net asset value next determined after receipt.

Your redemption proceeds will normally be sent within three business days after your request is received in good order, but in any event within seven days. Your redemption proceeds may be delayed for up to ten days if your purchase was made by check.

If you have a brokerage account with a Service Agent, your redemption proceeds will be sent to your Service Agent. In other cases, unless you direct otherwise, your redemption proceeds will be paid by check mailed to your address of record.

By mail

For accounts held directly at the fund, send written requests to the fund at the following address:

Legg Mason Partners Funds

c/o PFPC Inc.

P.O. Box 9699

Providence, Rhode Island 02940-9699

Your written request must provide the following:

■  The name of the fund, the class of shares to be redeemed and your account number

■  The dollar amount or number of shares to be redeemed

■  Signatures of each owner exactly as the account is registered

■  Signature guarantees, as applicable

By telephone

If you do not have a brokerage account with a Service Agent, you may be eligible to redeem shares (except those held in certain retirement plans) in amounts up to $50,000 per day through the fund. You must complete an authorization form to authorize telephone redemptions. If eligible, you may request redemptions by telephone on any day the NYSE is open by calling Legg Mason Partners Shareholder Services at 800-451-2010 between 8:30 a.m. and 4:00 p.m. (Eastern time).

Your redemption proceeds can be sent by check to your address of record or by wire or electronic transfer (ACH) to a bank account designated on your authorization form. You must submit a new authorization form to change the bank account designated to receive wire or electronic transfers and you may be asked to provide certain other documents. The transfer agent may charge a fee on a wire or an electronic transfer (ACH).

Legg Mason Partners Global High Yield Bond Fund         27

Automatic cash withdrawal plans

You can arrange for the automatic redemption of a portion of your shares monthly every alternate month, quarterly, semi-annually or annually. To qualify you must own shares of the fund with a value of at least $10,000 ($5,000 for retirement plan accounts) and each automatic redemption must be at least $50. If your shares are subject to a deferred sales charge, the sales charge will be waived if your automatic payments are equal to or less than 12.00% annually or 2.00% monthly of your account balances on the date the withdrawals commence.

The following conditions apply:

■ Your shares must not be represented by certificates

■ All dividends and distributions must be reinvested

For more information, contact your Service Agent or consult the SAI.

28         Legg Mason Partners Funds

Other things to know about transactions

When you buy, exchange or redeem shares, your request must be in good order. This means you have provided the following information, without which your request will not be processed:

■	Name of the fund
■	Your account number
■	Class of shares being bought, and if you own more than one class, the class of shares being exchanged or redeemed
■	Dollar amount or number of shares being bought, exchanged or redeemed
■	Signature of each owner exactly as the account is registered

The fund’s transfer agent or Shareholder Services will employ reasonable procedures to confirm that any telephone exchange or redemption request is genuine, which may include asking the caller to provide certain personal identification information, sending you a written confirmation or requiring other confirmation procedures from time to time. If these procedures are followed, neither the fund nor its agents will bear any liability for such transactions.

Signature guarantees

To be in good order, your redemption request must include a signature guarantee if you:

■	Are redeeming over $50,000
■	Are sending signed share certificates or stock powers to the transfer agent
■	Instruct the transfer agent to mail the check to an address different from the one on your account
■	Changed your account registration or your address within 30 days
■	Want the check paid to someone other than the account owner(s)
■	Are transferring the redemption proceeds to an account with a different registration

You can obtain a signature guarantee from most banks, dealers, brokers, credit unions and federal savings and loan institutions, but not from a notary public.

The fund has the right to:

■	Suspend the offering of shares
■	Waive or change minimum and additional investment amounts
■	Reject any purchase or exchange order
■	Change, revoke or suspend the exchange privilege
■	Suspend telephone transactions
■	Suspend or postpone redemptions of shares on any day when trading on the NYSE is restricted, or as otherwise permitted by the SEC
■	Pay redemption proceeds by giving you securities. You may pay transaction costs to dispose of the securities

Small account balances/Mandatory redemptions

If at any time the aggregate value of the fund shares in your account is less than $500 for any reason (including solely due to declines in net asset value and/or failure to invest at least $500 within a reasonable period), the fund reserves the right to ask you to bring your account up to the applicable minimum investment amount as determined by your Service

Legg Mason Partners Global High Yield Bond Fund         29

Agent. In such case you shall be notified in writing and will have 60 days to make an additional investment to bring your account value up to the required level. If you choose not to do so within this 60-day period, the fund may close your account and send you the redemption proceeds. In the event your account is closed due to a failure to increase your balance to the minimum required amount, you will not be eligible to have your account subsequently reinstated without imposition of any sales charges that may apply to your new purchase. The fund may, with prior notice, change the minimum size of accounts subject to the mandatory redemption, which may vary by class, or implement fees for small accounts.

Subject to applicable law, the fund may, with prior notice, adopt other policies from time to time requiring mandatory redemptions of shares in certain circumstances.

For more information, contact your Service Agent or the transfer agent or consult the SAI.

Frequent purchases and redemptions of fund shares

Frequent purchases and redemptions of mutual fund shares may interfere with the efficient management of a fund’s portfolio by its portfolio manager, increase portfolio transaction costs, and have a negative effect on a fund’s long-term shareholders. For example, in order to handle large flows of cash into and out of a fund, the portfolio manager may need to allocate more assets to cash or other short-term investments or sell securities, rather than maintaining full investment in securities selected to achieve the fund’s investment objective. Frequent trading may cause a fund to sell securities at less favorable prices. Transaction costs, such as brokerage commissions and market spreads, can detract from the fund’s performance. In addition, the return received by long-term shareholders may be reduced when trades by other shareholders are made in an effort to take advantage of certain pricing discrepancies, when, for example, it is believed that the fund’s share price, which is determined at the close of the NYSE on each trading day, does not accurately reflect the value of the fund’s portfolio securities. Funds investing in foreign securities have been particularly susceptible to this form of arbitrage, but other funds could also be affected.

Because of the potential harm to the fund and its long-term shareholders, the Board of Directors of the fund has approved policies and procedures that are intended to discourage and prevent excessive trading and market timing abuses through the use of various surveillance techniques. Under these policies and procedures, the fund may limit additional exchanges or purchases of fund shares by shareholders who are believed by the manager to be engaged in these abusive trading activities. The intent of the policies and procedures is not to inhibit legitimate strategies, such as asset allocation, dollar cost averaging, or similar activities that may nonetheless result in frequent trading of fund shares. For this reason, the Board has not adopted any specific restrictions on purchases and sales of fund shares, but the fund reserves the right to reject any exchange or purchase of fund shares with or without prior notice to the account holder. In cases where surveillance of a particular account establishes what the manager believes to be obvious market timing, the manager will seek to block future purchases and exchanges of fund shares by that account. Where surveillance of a particular account indicates activity that the manager believes could be either abusive or for legitimate purposes, the fund may permit the account holder to justify the activity.

30         Legg Mason Partners Funds

The policies apply to any account, whether an individual account or accounts with financial intermediaries such as investment advisers, broker dealers or retirement plan administrators, commonly called omnibus accounts, where the intermediary holds fund shares for a number of its customers in one account. The fund’s distributors have entered into agreements with intermediaries requiring the intermediaries to provide certain information to help identify frequent trading activity and to prohibit further purchases or exchanges by a shareholder identified as having engaged in frequent trading.

The fund’s policies also require personnel such as portfolio managers and investment staff to report any abnormal or otherwise suspicious investment activity, and prohibits short-term trades by such personnel for their own account in mutual funds managed by the manager and its affiliates, other than money market funds. Additionally, the fund has adopted policies and procedures to prevent the selective release of information about the fund’s portfolio holdings, as such information may be used for market-timing and similar abusive practices.

The fund’s policies provide for ongoing assessment of the effectiveness of current policies and surveillance tools, and the fund’s Board reserves the right to modify these or adopt additional policies and restrictions in the future. Shareholders should be aware, however, that any surveillance techniques currently employed by the fund or other techniques that may be adopted in the future, may not be effective. As noted above, if the fund is unable to detect and deter trading abuses, the fund’s performance, and its long-term shareholders, may be harmed. In addition, because the fund has not adopted any specific limitations or restrictions on the trading of fund shares, shareholders may be harmed by the extra costs and portfolio management inefficiencies that result from frequent trading of fund shares, even when the trading is not for abusive purposes. The fund will provide advance notice to shareholders and prospective investors of any specific restrictions on the trading of fund shares that the Board may adopt in the future.

Share certificates

Share certificates will no longer be issued. If you currently hold share certificates, such certificates will continue to be honored. If you would like to return your share certificate to the fund and hold your shares in uncertificated form, please contact your Service Agent or the transfer agent.

Record Ownership

If you hold shares through a Service Agent, your Service Agent may establish and maintain your account and be the shareholder of record. In the event that the fund holds a shareholder meeting, your Service Agent, as record holder, will vote your shares in accordance with your instructions. If you do not give your Service Agent voting instructions, your Service Agent nonetheless, under certain circumstances, be entitled to vote your shares.

Legg Mason Partners Global High Yield Bond Fund         31

Dividends, distributions and taxes

Dividends and distributions

The fund generally pays dividends monthly and makes capital gain distributions, if any, once a year, typically in December. The fund may pay additional distributions and dividends at other times if necessary for the fund to avoid a federal tax. The fund expects distributions to be primarily from income. You do not pay a sales charge on reinvested distributions or dividends. Capital gain distributions and dividends are reinvested in additional fund shares of the same class you hold. Alternatively, you can instruct your Service Agent or the transfer agent to have your distributions and/or dividends paid in cash. You can change your choice at any time to be effective as of the next distribution or dividend.

Taxes

In general, redeeming shares, exchanging shares and receiving dividends and distributions (whether in cash or additional shares) are all taxable events. The following table summarizes the tax status to you of certain transactions related to the fund.

Transaction	Federal income tax status
Redemption or exchange of shares	Usually capital gain or loss; long-term only if shares owned more than one year

Long-term capital gain distributions	Long-term capital gain

Dividends (including distributions of net short-term capital gain)	Ordinary income (except in the case of dividends attributable to “qualified dividend income”, as discussed below)

Distributions attributable to short-term capital gains are treated as dividends, taxable as ordinary income. Dividends and long-term capital gain distributions are taxable whether received in cash or reinvested in fund shares.

Long-term capital gain distributions are taxable to you as long-term capital gain regardless of how long you have owned your shares. You may want to avoid buying shares when the fund is about to declare a capital gain distribution or a dividend, because it will be taxable to you even though it may actually be a return of a portion of your investment.

After the end of each year, your servicing agent or the fund will provide you with information about the distributions and dividends you received and any redemptions of shares during the previous year. If you do not provide the fund with your correct taxpayer identification number and any required certifications, you may be subject to back-up withholding on your distributions, dividends and redemption proceeds. Because each shareholder’s circumstances are different and special tax rules may apply, you should consult your tax adviser about your investment in the fund.

The above discussion is applicable to shareholders who are U.S. persons. If you are a non-U.S. person, please consult your own tax adviser with respect to the U.S. tax consequences to you of an investment in the portfolio.

32         Legg Mason Partners Funds

Share price

You may buy, exchange or redeem shares at their net asset value, plus any applicable sales charge, next determined after receipt of your request in good order. For each class of shares, net asset value is the value of its assets minus its liabilities divided by the number of shares outstanding. Net asset value is calculated separately for each class of shares. The fund calculates its net asset value every day the NYSE is open. The NYSE is closed on certain holidays listed in the SAI. This calculation is done when regular trading closes on the NYSE (normally 4:00 p.m., Eastern time).

The Board has approved procedures to be used to value the fund’s securities for the purposes of determining the fund’s net asset value. The valuation of the securities of the fund is determined in good faith by or under the direction of the Board. The Board has delegated certain valuation functions for the fund to the manager.

The fund generally values its securities based on market prices determined at the close of regular trading on the NYSE. The fund’s currency valuations, if any, are done as of when the London Stock Exchange closes, which is usually at 12 noon Eastern time. The market price for debt obligations is generally the price supplied by an independent third party pricing service approved by the fund’s board, which may use a matrix, formula or other objective method that takes into consideration market indices, yield curves and other specific adjustments. Short-term debt obligations that will mature in 60 days or less are valued at amortized cost, unless it is determined that using this method would not reflect an investment’s fair value. If vendors are unable to supply a price, or if the price supplied is deemed by the manager to be unreliable, the market price may be determined using quotations received from one or more brokers/dealers that make a market in the security. When such prices or quotations are not available, or when the manager believes that they are unreliable, the manager may price securities using fair value procedures approved by the Board. The fund may also use fair value procedures if the manager determines that a significant event has occurred between the time at which a market price is determined and the time at which the fund’s net asset value is calculated. In particular, the value of foreign securities may be materially affected by events occurring after the close of the market on which they are valued, but before the fund prices its shares.

Valuing securities at fair value involves greater reliance on judgment than valuation of securities based on readily available market quotations. A fund that uses fair value to price securities may value those securities higher or lower than another fund using market quotations or its own fair value methodologies to price the same securities. There can be no assurance that the fund could obtain the fair value assigned to a security if it were to sell the security at approximately the time at which the fund determines its net asset value.

A fund may invest in securities that are listed on foreign exchanges that trade on weekends and other days when the fund does not price its shares. Therefore, the value of a fund’s shares may change on days when you will not be able to purchase or redeem the fund’s shares.

In order to buy, redeem or exchange shares at that day’s price, you must place your order with your Service Agent or the fund’s transfer agent before the NYSE closes. If the NYSE closes early, you must place your order prior to the actual closing time. Otherwise, you will receive the next business day’s price.

It is the responsibility of the Service Agents to transmit all orders to buy, exchange or redeem shares to the transfer agent on a timely basis.

Legg Mason Partners Global High Yield Bond Fund         33

Financial highlights

The financial highlights tables are intended to help you understand the performance of each class for the past five years. Certain information reflects financial results for a single share. Total return represents the rate that a shareholder would have earned (or lost) on a fund share assuming reinvestment of all dividends and distributions. The information for the year ended December 31, 2005 has been derived from the fund’s financial statements, which have been audited by , an independent registered public accounting firm, whose report, along with the fund’s financial statements, is included in the annual report (available upon request). The financial statements containing information for each of the periods ended on or prior to December 31, 2004 in the following table were audited by another independent registered public accounting firm.

As of November 20, 2006, Class Y shares were converted into Class O shares and Class O shares of the fund were renamed Class I shares.

For a share of capital stock outstanding throughout each year ended December 31:

Class A Shares(1)	2005	2004	2003	2002	2001
Net asset value, beginning of year	$8.59	$8.29	$7.23	$7.52	$8.10

Income (loss) from operations:
Net investment income	0.56	0.58	0.59	0.64	0.80
Net realized and unrealized gain (loss)	(0.22)	0.29	1.07	(0.19)	(0.47)

Total income from operations	0.34	0.87	1.66	0.45	0.33

Less distributions from:
Net investment income	(0.57)	(0.57)	(0.60)	(0.64)	(0.79)
Return of capital	—	—	—	(0.10)	(0.12)

Total distributions	(0.57)	(0.57)	(0.60)	(0.74)	(0.91)

Net asset value, end of year	$8.36	$8.59	$8.29	$7.23	$7.52

Total return(2)	4.08%	10.97%	23.83%	6.42%	4.21%

Net assets, end of year (000s)	$693,116	$1,535,433	$1,148,273	$196,733	$102,706

Ratios to average net assets:
Expenses	1.19%	1.20%	1.25%	1.31%	1.28%
Net investment income	6.59	7.02	7.34	8.86	10.14

Portfolio turnover rate	64%	54%	78%	106%	131%

(1)	Per share amounts have been calculated using the average shares method.
(2)	Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

34         Legg Mason Partners Funds

For a share of capital stock outstanding throughout each year ended December 31:

Class B Shares(1)	2005	2004	2003	2002	2001
Net asset value, beginning of year	$8.65	$8.34	$7.27	$7.55	$8.13

Income (loss) from operations:
Net investment income	0.49	0.52	0.53	0.59	0.75
Net realized and unrealized gain (loss)	(0.24)	0.30	1.08	(0.18)	(0.49)

Total income from operations	0.25	0.82	1.61	0.41	0.26

Less distributions from:
Net investment income	(0.50)	(0.51)	(0.54)	(0.60)	(0.73)
Return of capital	—	—	—	(0.09)	(0.11)

Total distributions	(0.50)	(0.51)	(0.54)	(0.69)	(0.84)

Net asset value, end of year	$8.40	$8.65	$8.34	$7.27	$7.55

Total return(2)	3.04%	10.22%	22.91%	5.77%	3.27%

Net assets, end of year (000s)	$135,186	$187,303	$235,293	$194,187	$214,204

Ratios to average net assets:
Expenses	2.02%	1.98%	2.01%	2.07%	2.03%
Net investment income	5.81	6.25	6.74	8.12	9.44

Portfolio turnover rate	64%	54%	78%	106%	131%

(1)	Per share amounts have been calculated using the average shares method.
(2)	Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

Legg Mason Partners Global High Yield Bond Fund         35

For a share of capital stock outstanding throughout each year ended December 31:

Class C Shares(1)(2)	2005	2004	2003	2002	2001
Net asset value, beginning of year	$8.68	$8.38	$7.30	$7.59	$8.16

Income (loss) from operations:
Net investment income	0.52	0.55	0.56	0.61	0.76
Net realized and unrealized gain (loss)	(0.23)	0.29	1.09	(0.19)	(0.47)

Total income from operations	0.29	0.84	1.65	0.42	0.29

Less distributions from:
Net investment income	(0.53)	(0.54)	(0.57)	(0.61)	(0.75)
Return of capital	—	—	—	(0.10)	(0.11)

Total distributions	(0.53)	(0.54)	(0.57)	(0.71)	(0.86)

Net asset value, end of year	$8.44	$8.68	$8.38	$7.30	$7.59

Total return(4)	3.44%	10.42%	23.36%	5.93%	3.59%

Net assets, end of year (000s)	$235,117	$292,918	$317,704	$128,759	$77,726

Ratios to average net assets:
Expenses	1.73%	1.70%	1.71%	1.80%	1.77%
Net investment income	6.10	6.52	6.93	8.36	9.64

Portfolio turnover rate	64%	54%	78%	106%	131%

(1)	Per share amounts have been calculated using the average shares method.
(2)	On April 29, 2004, Class 2 shares were renamed as Class C shares.
(3)	For the period April 2, 2003 (inception date) to December 31, 2003.
(4)	Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

36         Legg Mason Partners Funds

For a share of capital stock outstanding throughout each year ended December 31:

Class I Shares(1)(2)	2005	2004	2003	2002	2001
Net asset value, beginning of year	$8.59	$8.29	$7.22	$7.51	$8.10

Income (loss) from operations:
Net investment income	0.59	0.61	0.62	0.67	0.84
Net realized and unrealized gain (loss)	(0.23)	0.29	1.08	(0.19)	(0.49)

Total income from operations	0.36	0.90	1.70	0.48	0.35

Less distributions from:
Net investment income	(0.60)	(0.60)	(0.63)	(0.67)	(0.82)
Return of capital	—	—	—	(0.10)	(0.12)

Total distributions	(0.60)	(0.60)	(0.63)	(0.77)	(0.94)

Net asset value, end of year	$8.35	$8.59	$8.29	$7.22	$7.51

Total return(3)	4.33%	11.39%	24.41%	6.89%	4.50%

Net assets, end of year (000s)	$101,886	$117,197	$94,445	$47,874	$24,990

Ratios to average net assets:
Expenses	0.83%	0.84%	0.86%	0.92%	0.87%
Net investment income	6.97	7.37	7.87	9.31	10.54

Portfolio turnover rate	64%	54%	78%	106%	131%

(1)	As of November 20, 2006, Class Y shares were converted into Class O shares, and Class O shares were renamed Class I shares.
(2)	Per share amounts have been calculated using the average shares method.
(3)	Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

Legg Mason Partners Global High Yield Bond Fund         37

(Investment Company file no. 811-06087)

Legg Mason Partners Global High Yield Bond Fund

A series of Legg Mason Partners Series Funds, Inc.

You may visit the Legg Mason Partners’ website at http://www.leggmason.com/investorservices for a free copy of a prospectus, statement of additional information (“SAI”) or an annual or semi-annual report, or to request other information.

Shareholder reports Annual and semi-annual reports to shareholders provide additional information about the fund’s investments. These reports discuss the market conditions and investment strategies that significantly affected the fund’s performance during its last fiscal year.

The fund sends only one report to a household if more than one account has the same address. Contact your Service Agent or the transfer agent if you do not want this policy to apply to you.

Statement of additional information The SAI provides more detailed information about the fund and is incorporated by reference into (is legally a part of) this prospectus.

You can make inquiries about the fund or obtain shareholder reports or the SAI (without charge) by contacting your Service Agent, by calling Legg Mason Partners Shareholder Services at 800-451-2010 or by writing to the fund at 125 Broad Street, New York, NY, 10004.

Information about the fund (including the SAI) can be reviewed and copied at the Securities and Exchange Commission’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling the Securities and Exchange Commission at 800-SEC-0330. Reports and other information about the fund are available on the EDGAR Database on the Securities and Exchange Commission’s Internet site at http://www.sec.gov. Copies of this information may be obtained for a duplicating fee by electronic request at the following E-mail address: publicinfo@sec.gov, or by writing to the Securities and Exchange Commission’s Public Reference Section, Washington, D.C. 20549-0102.

If someone makes a statement about the fund that is not in this prospectus, you should not rely upon that information. Neither the fund nor the distributors are offering to sell shares of the fund to any person to whom the fund may not lawfully sell its shares.

EXPERIENCE

PROSPECTUS

May 1, 2006, as amended November     , 2006

The Securities and Exchange Commission has not approved or disapproved these securities or determined whether this prospectus is accurate or complete. Any statement to the contrary is a crime.

Legg Mason Partners Short/Intermediate U.S. Government Fund

Class A, B, C and I Shares

INVESTMENT PRODUCTS: NOT FDIC INSURED • NO BANK GUARANTEE • MAY LOSE VALUE

“Smith Barney” and “Salomon Brothers” are service marks of Citigroup, licensed for use by Legg Mason as the names of funds and investment advisers. Legg Mason and its affiliates, as well as the fund’s investment manager, are not affiliated with Citigroup.

Legg Mason Partners Short/Intermediate U.S. Government Fund

The fund is a separate series of Legg Mason Partners Series Funds, Inc., a Maryland corporation, which prior to November 20, 2006, was named Salomon Brothers Series Funds Inc. Prior to November 20, 2006, the fund was named Salomon Brothers Short/Intermediate U.S. Government Fund. The fund’s investment objective and strategy were not affected as a result of this name change.

Investments, risks and performance

Investment objective

The fund seeks to maximize total return, consistent with the preservation of capital.

Principal investment strategies

Key investments

Under normal circumstances, the fund invests substantially all of its assets in debt securities and mortgage-backed securities issued or guaranteed by the U.S. government, its agencies or instrumentalities and related investments. These investments may include private pools of mortgages, the payment of principal and interest on which is guaranteed by the U.S. government, its agencies or instrumentalities. There are a number of important differences among the agencies and instrumentalities of the U.S. government that issue mortgage-related securities and among the securities that they issue. Mortgage-related securities guaranteed by the Government National Mortgage Association (GNMA) are guaranteed as to the timely payment of principal and interest by GNMA and such guarantee is backed by the full faith and credit of the United States. GNMA securities are also supported by the right of GNMA to borrow funds from the U.S. Treasury to make payments under its guarantee. Mortgage-related securities issued by the Federal National Mortgage Association or the Federal Home Loan Mortgage Corporation, as the case may be, are not backed by or entitled to the full faith and credit of the United States but are supported by the right of the issuer to borrow from the U.S. Treasury.

Duration: The fund normally maintains an average portfolio effective duration of between one and a half and four and a half years. Duration is an approximate measure of the sensitivity of the market value of the fund’s portfolio to changes in interest rates.

Selection Process

The portfolio managers focus on identifying undervalued sectors and securities. Specifically, the portfolio managers:

■	Monitor the spread between U.S. Treasury and government agency or instrumentality issues and purchases agency and instrumentality issues which it believes will provide a total return advantage;
■	Determine sector or maturity weightings based on intermediate and long-term assessments of the economic environment and relative value factors based on interest rate outlook;
■	Use research to uncover inefficient sectors of the government and mortgage markets and adjusts portfolio positions to take advantage of new information; and
■	Measure the potential impact of supply/demand imbalances, yield curve shifts and changing prepayment patterns to identify individual securities that balance potential return and risk.

Principal risks of investing in the fund

Investors could lose money on their investment in the fund or the fund may not perform as well as other investments if any of the following occurs:

■	Interest rates increase, causing the prices of fixed income securities to decline, which would reduce the value of the fund’s investments

2         Legg Mason Partners Funds

■	Prepayment risk: As interest rates decline, the issuers of mortgage-related securities held by the fund may pay principal earlier than scheduled, forcing the fund to reinvest in lower yielding securities
■	Extension risk: As interest rates increase, slower than expected principal payments may extend the average life of fixed income securities, locking in below-market interest rates and reducing the value of these securities
■	Increased volatility in share price to the extent the fund holds mortgage derivative securities because of their imbedded leverage or unusual interest rate reset term
■	The manager’s judgment about the attractiveness, value or income potential of a particular security, sector or about interest rate trends proves incorrect
■	During periods of low interest rates, the fund’s income may decrease
■	Some of the government securities held by the fund are not guaranteed or backed by the full faith and credit of the U.S. Treasury and are subject to credit risk, meaning that it is possible that the issuers of these securities will be unable to make required payments. A default on an investment held by the fund could cause the value of your investment in the fund, or its yield, to decline. These securities may also fluctuate in value based on the perceived creditworthiness of the issuers

Although mortgage pools issued by U.S. agencies are guaranteed with respect to payments of principal and interest, the guarantee does not apply to losses resulting from declines in the market value of these securities.

Who may want to invest

The fund may be an appropriate investment if you:

■	Are seeking total return
■	Are willing to accept the interest rate risks and market risks of investing in government bonds and mortgage-related securities
■	Prefer to invest in U.S. government securities rather than higher yielding corporate or foreign securities

Legg Mason Partners Short/Intermediate U.S. Government Fund         3

Performance Information

The following shows summary performance information for the fund in a bar chart and an Average Annual Total Returns table. The information provides an indication of the risks of investing in the fund by showing changes in its performance from year to year and by showing how the fund’s average annual total returns compare with the returns of a broad-based securities market index. The bar chart and the information below show performance of the fund’s Class A shares, but do not reflect the impact of sales charges (loads). If they did, the returns would be lower than those shown. Unlike the bar chart, the performance for Class A, B, C and I(1) shares in the Average Annual Total Returns table reflects the impact of the maximum sales charge (load) applicable to the respective classes, and the performance for Class A shares reflects the impact of taxes paid on dividends and distributions and the redemption of shares at the end of the period. The fund’s past performance is not necessarily an indication of how the fund will perform in the future.

Total Return for Class A Shares

Highest and lowest quarter returns (for the periods shown in the bar chart):

Highest: 6.02% in 3rd quarter 2001; Lowest: (1.78)% in 2nd quarter 2004.

Year to date:     % through 9/30/06.

(1)	As of November 20, 2006, Class O shares were renamed Class I shares.

4         Legg Mason Partners Funds

Average Annual Total Returns (for periods ended December 31, 2005)

	1 year	5 years	10 years	Date of Inception
Class A(1)

Return before taxes	(1.00)%	4.10%	4.88%	02/22/95

Return after taxes on distributions(2)	(2.35)%	2.43%	2.74%	02/22/95

Return after taxes on distributions and sale of fund shares(2)	(0.66)%	2.49%	2.82%	02/22/95

Other Classes (Return before taxes only)

Class B	(1.15)%	3.72%	4.31%	02/22/95

Class C(3)	0.48%	4.03%	4.50%	02/22/95

Class I(4)	1.28%	4.77%	5.38%

Citigroup 1-10 Year Treasury Bond Index (Reflects no deduction for fees, expenses or taxes)(5)	1.57%	4.54%	5.35%

(1)	On November 20, 2006, the initial sales charge on Class A shares was increased for sales made on or after that date. The average annual returns for Class A shares in the table have been calculated as if the increased sales charge had been in effect for the entire period.
(2)	After-tax returns are calculated using the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend upon an individual investor’s tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. In some cases the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of fund shares at the end of the measurement period. After-tax returns shown above are for Class B shares only. After-tax returns for other share classes will vary.
(3)	Effective April 29, 2004, Class 2 shares were renamed Class C shares.
(4)	As of November 20, 2006, Class O shares were renamed Class I shares.
(5)	A broad based unmanaged index of U.S. Treasury securities. It is not possible to invest directly in an index. An index does not reflect deductions for fees, expense of taxes.

Fee table

This table sets forth the fees and expenses you may pay if you invest in fund shares.

Shareholder Fees

(fees paid directly from your investment)	Class A		Class B	Class C	Class I(1)
Maximum sales charge (load) imposed on purchases (as a % of offering price)	2.25%		None	None	None

Maximum deferred sales charge (load) (as a % of the lower of net asset value at purchase or redemption)	None	(2)	4.50%	None	None

Annual Fund Operating Expenses

(expenses deducted from the fund as a % of net assets)	Class A	Class B	Class C	Class I(1)
Management fees(3)	0.55%	0.55%	0.55%	0.55%

Distribution and service (12b-1) fees	0.25%	0.50%	0.75%	None

Other expenses(4)	0.24%	0.29%	0.22%	0.42%

Total annual fund operating expenses†	1.04%	1.34%	1.52%	0.97%

† Because of voluntary waivers and/or reimbursements, actual total annual fund operating expenses are expected to be:	0.80%	1.05%	1.30%	0.55%
These waivers and/or reimbursements may be reduced or terminated at any time.
(1)	As of November 20, 2006, Class O shares were renamed Class I shares.
(2)	You may buy Class A shares in amounts of $1,000,000 or more at net asset value (without an initial charge), but if you redeem those shares within 12 months of their purchase, you will pay a deferred sales charge of 1.00%.

Legg Mason Partners Short/Intermediate U.S. Government Fund         5

(3)	The management fee is calculated based on the fund’s average daily net assets as follows: 0.550% on assets up to and including $1 billion; 0.525% on assets over $1 billion and up to and including $2 billion; 0.500% on assets over $2 billion and up to and including $5 billion; 0.475% on assets over $5 billion and up to and including $10 billion; and 0.450% on assets over $10 billion.
(4)	The amounts set forth in “Other expenses” for Class A, B, C and I Shares have been restated to reflect the estimated effect of new transfer agency and custody contracts which became effective January 1, 2006.

Example

This example helps you compare the cost of investing in the fund with the costs of investing in other mutual funds. Your actual cost may be higher or lower. The example assumes:

■	You invest $10,000 in the fund for the period shown
■	Your investment has a 5% return each year — the assumption of a 5% return is required by the Securities and Exchange Commission (“SEC”) for purposes of this example and is not a prediction of the fund’s future performance
■	You reinvest all distributions and dividends without a sales charge
■	The fund’s operating expenses (before fee waivers and/or expense reimbursements, if any) remain the same

Number of Years You Own Your Shares

	1 year	3 years	5 years	10 years
Class A (with or without redemption)	$

Class B (redemption at end of period)	$			(1)

Class B (no redemption)	$			(1)

Class C (with redemption)	$

Class C (no redemption)	$

Class I(2) (with or without redemption)	$

(1)	Assumes conversion to Class A shares approximately eight years after purchase. All Class B shares purchased prior to November 20, 2006 will convert to Class A shares approximately seven years after purchase.
(2)	As of November 20, 2006, Class O shares were renamed Class I shares.

6         Legg Mason Partners Funds

More on the fund’s investments

Debt obligations

Generally

Subject to its particular investment policies, the fund may invest to some extent in debt obligations, which are securities used by issuers to borrow money. Debt obligations include bonds, notes (including structured notes), debentures, commercial paper and other money market instruments issued by banks, corporations, local, state and national governments and instrumentalities, both U.S. and foreign, and supranational entities, mortgage-related and asset-backed securities, convertible securities, and loan participations and assignments. Debt obligations may be fixed income securities, or have various types of payment and reset terms or features, including adjustable rate, zero coupon, contingent, deferred, payment in kind and auction rate features. Certain types of debt obligations are described below.

Mortgage-backed and asset-backed securities

The fund may invest in mortgage-backed and asset-backed securities. Mortgage-backed securities may be issued by private companies including government related entities such as Fannie Mae or Freddie Mac or by agencies of the U.S. Government and represent direct or indirect participations in, or are collateralized by and payable from, mortgage loans secured by real property. Asset-backed securities represent participations in, or are secured by and payable from, assets such as installment sales or loan contracts, leases, credit card receivables and other categories of receivables.

Certain debt instruments may only pay principal at maturity or may only represent the right to receive payments of principal or payments of interest on underlying pools of mortgages or government securities, but not both. The value of these types of instruments may change more drastically than debt securities that pay both principal and interest during periods of changing interest rates. Interest-only and principal-only mortgage-backed securities are especially sensitive to interest rate changes, which can affect not only their prices but can also change the prepayment assumptions about those investments and income flows the fund receives from them. For mortgage derivatives and structured securities that have embedded leverage features, small changes in interest or prepayment rates may cause large and sudden price movements. Mortgage derivatives can also become illiquid and hard to value in declining markets.

Mortgage rolls

In mortgage dollar roll transactions, a fund sells a U.S. agency mortgage-backed security and simultaneously agrees to repurchase at a future date another U.S. agency mortgage-backed security with the same interest rate and maturity date, but generally backed by a different pool of mortgages. The fund loses the right to receive interest and principal payments on the security it sold. However, the fund benefits from the interest earned on investing the proceeds of the sale and may receive a fee or a lower repurchase price. The benefits from these transactions depend upon the manager’s ability to forecast mortgage prepayment patterns on different mortgage pools. The fund may lose money if, during the period between the time it agrees to the forward purchase of the mortgage securities and the settlement date, these securities decline in value due to market conditions or prepayments on the underlying mortgages.

Legg Mason Partners Short/Intermediate U.S. Government Fund         7

Derivatives contracts

The fund may, but need not, use derivative contracts, such as options on securities or currencies, forward foreign currency contracts interest rate futures and options on interest rate futures:

■	To hedge against the economic impact of adverse changes in the market value of portfolio securities due to changes in stock market prices, currency exchange rates or interest rates
■	As a substitute for buying or selling securities
■	To enhance the fund’s return as a non-hedging strategy that may be considered speculative

A derivative contract will obligate or entitle the fund to deliver or receive an asset or cash payment based on the change in value of one or more securities, currencies or indices. Even a small investment in derivative contracts can have a big impact on the fund’s currency, securities market and interest rate exposure. Therefore, using derivatives can disproportionately increase losses and reduce opportunities for gains when interest rates, exchange rates or securities markets are changing. The fund may not fully benefit from or may lose money on derivatives if changes in their value do not correspond accurately to changes in the value of the fund’s holdings. The other parties to certain derivative contracts present the same types of default risk as issuers of fixed income securities. Derivatives can also make a fund less liquid and harder to value, especially in declining markets.

Borrowing

The fund may borrow in certain limited circumstances. Certain borrowing may create an opportunity for increased return, but, at the same time, creates special risks. For example, borrowing may exaggerate changes in the net asset value of a fund’s shares and in the return on the fund’s portfolio. The fund may be required to liquidate portfolio securities at a time when it would be disadvantageous to do so in order to make payments with respect to any borrowings. Interest on any borrowings will be a fund expense and will reduce the value of the fund’s shares.

Risk of high portfolio turnover

The fund may engage in active and frequent trading, resulting in high portfolio turnover. This may lead to the realization and distribution to shareholders of higher capital gains, increasing their tax liability. Frequent trading also increases transaction costs, which could detract from the fund’s performance.

Defensive investing

The fund may depart from its principal investment strategies in response to adverse market, economic or political conditions by taking temporary defensive positions in any type of money market instruments and short-term debt securities without regard to any percentage limitations. If the fund takes a temporary defensive position, it may be unable to achieve its investment goal.

Other investments

The fund may also use other strategies and invest in other securities that are described, along with their risks, in the Statement of Additional Information (“SAI”). However, the fund might not use all of the strategies and techniques or invest in all of the types of

8         Legg Mason Partners Funds

securities described in this prospectus or in the SAI. There also are many other factors, which are not described here, that could adversely affect your investment and that could prevent the fund from achieving its objective.

Portfolio holdings

The fund’s policies and procedures with respect to the disclosure of the fund’s portfolio securities are described in the fund’s SAI and on the fund’s website at www.leggmason.com/InvestorServices.

Legg Mason Partners Short/Intermediate U.S. Government Fund         9

Management

Manager and subadviser

Legg Mason Partners Fund Advisor, LLC (“LMPFA”) is the fund’s investment manager. LMPFA, with offices at 399 Park Avenue, New York, New York 10022, is a recently-organized investment adviser that has been formed to serve as the investment manager of the fund and other Legg Mason-sponsored funds. LMPFA provides administrative and certain oversight services to the fund. Western Asset Management Company (“Western Asset”) provides the day-to-day portfolio management of the fund as subadviser.

Western Asset, established in 1971, has offices at 385 East Colorado Boulevard, Pasadena, California 91101. Western Asset acts as investment adviser to institutional accounts, such as corporate pension plans, mutual funds and endowment funds. As of June 30, 2006, Western Asset’s total assets under management were approximately $    billion.

LMPFA and Western Asset are wholly-owned subsidiaries of Legg Mason, Inc. (“Legg Mason”). Legg Mason, whose principal executive offices are at 100 Light Street, Baltimore, Maryland 21202, is a financial services holding company. As of June 30, 2006, Legg Mason had aggregate assets under management of approximately $    billion.

Prior to August 1, 2006, Salomon Brothers Asset Management Inc (“SBAM”) was the fund’s investment manager. SBAM is also a wholly-owned subsidiary of Legg Mason.

Portfolio managers

The fund is managed by a team of portfolio managers, sector specialists and other investment professionals. Messrs. S. Kenneth Leech, Stephen A. Walsh and Carl L. Eichstaedt have been employed as portfolio managers for Western Asset for the past five years and have managed the fund since March 2006. Before joining Western Asset in 2006, Mr. Lindbloom was a Managing Director of Salomon Brothers Asset Management Inc. and a senior portfolio manager responsible for managing its Mortgage/Corporate Group. He had been associated with Citigroup Inc. or its predecessor companies since 1986. The portfolio managers lead the team, and their focus is on portfolio structure, including sector allocation, duration weighting and term structure decisions.

The SAI provides additional information about the compensation of the portfolio managers’ other accounts they manage and any fund shares held by the portfolio managers, and has more detailed information about the manager, the subadviser and other fund service providers.

Management fees

For the fiscal year ended December 31, 2005, the fund paid SBAM a fee of 0.19% of the fund’s average daily net assets after accounting for voluntary expense limitations and/or reimbursements.

A discussion regarding the basis for the Board’s approval of the fund’s management agreement and sub-advisory agreements is available in the fund’s semi-annual report for the period ended June 30, 2006.

10         Legg Mason Partners Funds

Other information

The fund’s Board has approved a number of initiatives designed to streamline and restructure the fund complex, and has authorized seeking shareholder approval for those initiatives where shareholder approval is required. These initiatives include the election of a new Board, the grouping of the fund for organizational and governance purposes with other funds in the fund complex that are predominantly fixed-income funds, and the adoption of a single form of organization as a Maryland business trust, with all funds operating under uniform charter documents. Fund shareholders entitled to vote also are being asked to approve investment matters, including standardized fundamental investment policies and the ability to change its investment objective without shareholder approval. Proxy materials describing these matters were mailed in October 2006. If shareholder approval is obtained, these matters generally are expected to be effectuated during the first half of 2007.

Distribution plan

Legg Mason Investor Services, LLC (“LMIS”), a wholly-owned broker-dealer subsidiary of Legg Mason, and Citigroup Global Markets Inc. (“CGMI”), serve as the fund’s distributors.

The fund has adopted a shareholder servicing and distribution plan for its Class A, B and C shares. Under the plan, the fund pays distribution and/or service fees. These fees are an ongoing expense and, over time, may cost you more than other types of sales charges.

In addition, the distributors may make payments for distribution and/or shareholder servicing activities out of their past profits and other available sources. The distributors may also make payments to dealers for marketing, promotional or related expenses. The amount of these payments is determined by the distributors and may be substantial. The manager or an affiliate may make similar payments under similar arrangements.

The payments described in the paragraph above are often referred to as “revenue sharing payments.” The recipients of such payments may include the fund’s distributors, affiliates of SBFM, broker-dealers, financial institutions and other financial intermediaries through which investors may purchase shares of the fund. In some circumstances, such payments may create an incentive for an intermediary or its employees or associated persons to recommend or sell shares of the fund to you. Please contact your financial intermediary for details about revenue sharing payments it may receive.

Transfer agent and shareholder servicing agent

PFPC Inc. (the “transfer agent” or “PFPC”) serves as the fund’s transfer agent and shareholder servicing agent. The transfer agent maintains the shareholder account records for the fund, handles certain communications between shareholders and the fund and distributes dividends and distributions payable by the fund.

Recent developments

On May 31, 2005, the U.S. Securities and Exchange Commission (“SEC”) issued an order in connection with the settlement of an administrative proceeding against SBFM and CGMI relating to the appointment of an affiliated transfer agent for the Smith Barney family of mutual funds (the “Affected Funds”).

Legg Mason Partners Short/Intermediate U.S. Government Fund         11

The SEC order finds that SBFM and CGMI willfully violated Section 206(1) of the Investment Advisers Act of 1940 (“Advisers Act”). Specifically, the order finds that SBFM and CGMI knowingly or recklessly failed to disclose to the boards of the Affected Funds in 1999 when proposing a new transfer agent arrangement with an affiliated transfer agent that: First Data Investors Services Group (“First Data”), the Affected Funds’ then-existing transfer agent, had offered to continue as transfer agent and do the same work for substantially less money than before; and that Citigroup Asset Management (“CAM”), the Citigroup business unit that, at the time, included the fund’s investment manager and other investment advisory companies, had entered into a side letter with First Data under which CAM agreed to recommend the appointment of First Data as sub-transfer agent to the affiliated transfer agent in exchange for, among other things, a guarantee by First Data of specified amounts of asset management and investment banking fees to CAM and CGMI. The order also finds that SBFM and CGMI willfully violated Section 206(2) of the Advisers Act by virtue of the omissions discussed above and other misrepresentations and omissions in the materials provided to the Affected Funds’ boards, including the failure to make clear that the affiliated transfer agent would earn a high profit for performing limited functions while First Data continued to perform almost all of the transfer agent functions, and the suggestion that the proposed arrangement was in the Affected Funds’ best interests and that no viable alternatives existed. SBFM and CGMI do not admit or deny any wrongdoing or liability. The settlement does not establish wrongdoing or liability for purposes of any other proceeding.

The SEC censured SBFM and CGMI and ordered them to cease and desist from violations of Sections 206(1) and 206(2) of the Advisers Act. The order requires Citigroup to pay $208.1 million, including $109 million in disgorgement of profits, $19.1 million in interest, and a civil money penalty of $80 million. Approximately $24.4 million has already been paid to the Affected Funds, primarily through fee waivers. The remaining $183.7 million, including the penalty, has been paid to the U.S. Treasury and will be distributed pursuant to a plan submitted for the approval of the SEC. At this time, there is no certainty as to how the above-described proceeds of the settlement will be distributed, to whom such distributions will be made, the methodology by which such distributions will be allocated, and when such distributions will be made.

The order also required that transfer agency fees received from the Affected Funds since December 1, 2004 less certain expenses be placed in escrow and provided that a portion of such fees might be subsequently distributed in accordance with the terms of the order. On April 3, 2006, an aggregate amount of approximately $9 million held in escrow was distributed to the Affected Funds.

The order required SBFM to recommend a new transfer agent contract to the Affected Fund boards within 180 days of the entry of the order; if a Citigroup affiliate submitted a proposal to serve as transfer agent or sub-transfer agent, SBFM and CGMI would have been required, at their expense, to engage an independent monitor to oversee a competitive bidding process. On November 21, 2005, and within the specified timeframe, the Fund’s Board selected a new transfer agent for the Fund. No Citigroup affiliate submitted a proposal to serve as transfer agent. Under the order, SBFM also must comply with an amended version of a vendor policy that Citigroup instituted in August 2004.

12         Legg Mason Partners Funds

This fund is not one of the Affected Funds and therefore did not implement the transfer agent arrangement described above and therefore has not received and will not receive any portion of the distributions.

On December 1, 2005, Citigroup completed the sale of substantially all of its global asset management business, including SBFM, to Legg Mason Inc.

Legg Mason Partners Short/Intermediate U.S. Government Fund         13

Choosing a class of shares to buy

Individual investors can choose among two classes of shares: Classes A and C shares. Institutional and retirement plan investors can choose among two classes of shares: Class C and I (formerly O) shares. Each class has different sales charges and expenses, allowing you to choose the class that best meets your needs.

When choosing which class of shares to buy, you should consider:

■	How much you plan to invest.
■	How long you expect to own the shares.
■	The expenses paid by each class detailed in the Fee table and Example at the front of this Prospectus.
■	Whether you qualify for any reduction or waiver of sales charges.

You may buy shares from:

■	Certain broker/dealers, financial intermediaries or financial institutions (each called a “Service Agent”).
■	The fund, but only if you are investing through certain qualified plans or Service Agents.

Different types of shareholder services may be available to you under arrangements offered by different Service Agents. In addition, these services may vary depending on the share class in which you choose to invest. In making your decision regarding which share class may be best for you, please keep in mind that your Service Agent may receive different compensation depending on the share class in which you invest. Investors should consult with their Service Agent about comparative pricing of shareholder services available to them under each available share class, the compensation that will be received by their Service Agent in connection with each available share class, and other factors that may be relevant to the investor’s decision as to the best share class in which to invest.

Not all classes of shares are available through each Service Agent. You should contact your Service Agent for further information.

14         Legg Mason Partners Funds

Investment minimums

Minimum initial and additional investment amounts vary depending on the class of shares you buy and the nature of your investment account.

	Class A	Class B	Class C		Class I
General	$500/$50	$500/$50	$500/$50		n/a

IRAs and Uniform Gifts or Transfers to Minor Accounts	$250/$50	$250/$50	$250/$50		n/a

Simple IRAs	$1/$1	$1/$1	$1/$1		n/a

Systematic Investment Plans	$25/$25	$25/$25	$25/$25		n/a

Clients of Eligible Financial Intermediaries(1)	$1/$1	$1/$1	$1/$1		None/None(2)

Retirement Plans(3) with omnibus accounts held on the books of the fund	n/a	n/a	None/None	(2)	None/None(2)

Other Retirement Plans(3)	$50/$50	$50/$50	$50/$50		$1 Million

Institutional Investors(4)	$50/$50	$50/$50	$50/$50		$1 Million/None

(1)	“Clients of Eligible Financial Intermediaries” are investors who invest in the fund through financial intermediaries that offer their clients Class A or I shares through investment programs as authorized by LMIS.
(2)	Minimums may be imposed by a financial intermediary.
(3)	“Retirement Plans” include 401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit-sharing plans, non-qualified deferred compensation plans and other similar employer-sponsored retirement plans. Retirement Plans do not include individual retirement vehicles, such as traditional and Roth individual retirement accounts, Coverdell education savings accounts, individual 403(b)(7) custodial accounts, Keogh plans, SEPs, SARSEPs, SIMPLE IRAs, or Section 529 saving accounts.
(4)	“Institutional Investors” generally include corporations, banks, insurance companies, foundations, retirement plans and other similar entities with direct relationships to the fund. As of November 20, 2006, Class I shares will generally be offered only to Institutional Investors (unless a client of a financial intermediary). However, non-Institutional Investors that hold Class I shares prior to that date will continue to be permitted to make additional investments in Class I shares.

More information about the fund’s classes of shares is available through the Legg Mason Partners funds’ website. You’ll find detailed information about sales charges and ways you can qualify for reduced or waived sales charges, including:

■	the front-end sales charges that apply to the purchase of Class A shares
■	the deferred sales charges that apply to the redemption of Class B and Class C shares
■	who qualifies for lower sales charges on Class A shares
■	who qualifies for a sales load waiver

Go to http://www.leggmason.com/InvestorServices and click on the name of the fund.

Legg Mason Partners Short/Intermediate U.S. Government Fund         15

Comparing the fund’s classes

The following table compares key features of the fund’s classes. You should review the Fee Table and Example at the front of this Prospectus carefully before choosing your share class. Your Service Agent can help you decide which class meets your goals. Your Service Agent may receive different compensation depending upon which class you choose.

	Class A	Class B(1)	Class C	Class I
Key features	■ Initial sales charge ■ You may qualify for reduction or waiver of initial sales charge ■ Generally lower annual expenses than Class B and Class C	■ No initial sales charge ■ Deferred sales charge declines over time ■ Converts to Class A after approximately 8 years(2) ■ Higher annual expenses than Class A	■ No initial sales charge ■ Deferred sales charge for only 1 year ■ Does not convert to Class A ■ Higher annual expenses than Class A	■ No initial or deferred sales charge ■ Only offered to institutional investors and other eligible clients ■ Lower expenses than the other classes
Initial sales charge	Up to 2.00%; reduced or waived for large purchases and certain investors. No charge for purchases of $1 million or more	None	None	None
Deferred sales charge	1.00% on purchases of $1 million for redemptions within 1 year of purchase; waived for certain investors	4.50% for redemptions within 1 year. This charge is reduced over time and there is no deferred sales charge after 5 years; waived for certain investors(3)	None	None
Annual distribution and service fees	0.25% of average daily net assets	0.50% of average daily net assets	0.75% of average daily net assets	None
Exchange Privilege(4)	Class A shares of most Legg Mason Partners funds	Class B shares of most Legg Mason Partners funds	Class C of most Legg Mason Partners funds	Class I shares of most Legg Mason Partners funds
(1)	Class B shares are not currently being offered by the fund, except to holders of other Legg Mason Partners funds Class B shares who exchange their other Class B shares for shares of the fund.
(2)	Class B shares purchased prior to November 20, 2006 will convert to Class A shares approximately seven years after purchase.
(3)	Class B shares purchased prior to November 20, 2006 will continue to be subject to the deferred sales charge schedule in effect at the time such shares were purchased.
(4)	Ask your Service Agent for the Legg Mason Partners funds available for exchange.

16         Legg Mason Partners Funds

Sales charges

Class A shares

You buy Class A shares at the offering price, which is the net asset value plus a sales charge. You pay a lower sales charge as the size of your investment increases to certain levels called breakpoints. You do not pay a sales charge on the fund’s distributions or dividends you reinvest in additional Class A shares.

The table below shows the rate of sales charge you pay, depending on the amount you purchase, for purchases made on or after November 20, 2006. The table below also shows the amount of broker-dealer compensation that is paid out of the sales charge. This compensation includes commissions received by Service Agents that sell shares of the fund. For Class A shares sold by LMIS, LMIS will receive the sales charge imposed on purchases of Class A shares (or any deferred sales charge paid on redemptions) and will retain the full amount of such sales charge. For Class A shares sold by CGMI, CGMI will receive the sales charge imposed on purchases of Class A shares and will retain an amount equal to the broker-dealer commission paid out of the sales charge. LMIS will receive any portion not retained by CGMI. Service Agents (including CGMI) will also receive a fee payable on Class A shares at an annual rate of up to 0.25% of the average daily net assets represented by the Class A shares serviced by them.

Amount of investment	Sales charge as a % of offering price	Sales charge as a % of net amount	Broker/Dealer Commission as a % of offering price
Less than $100,000	2.25		2.00

$100,000 but less than $250,000	1.50		1.25

$250,000 but less than $500,000	1.25		1.00

$500,000 or more*	-0-	-0-	up to 0.50

*	LMIS may pay a commission of up to 1.00% to a Service Agent for purchase amounts of $1 million or more. In such cases, starting in the thirteenth month after purchase, the Service Agent will also receive an annual fee of up to 0.25% of the average daily net assets represented by the Class A shares held by its clients. Prior to the thirteenth month, LMIS will retain this fee. Where the Service Agent does not receive the payment of this commission, the Service Agent will instead receive the annual fee starting immediately after purchase. In certain cases, the Service Agent may receive both a payment of the commission and the annual fee starting immediately after purchase. As of November 20, 2006, the commission of up to 1.00% will no longer be paid to Service Agents for purchases by retirement plans with a direct omnibus relationship with the fund. However, for certain retirement plans that are permitted to purchase shares at net asset value on or after this date, the Service Agent will remain eligible to receive commissions on additional Class A shares that are purchased. Please contact your Service Agent for more information.

Investments of $1,000,000 or more

You do not pay an initial sales charge when you buy $1,000,000 or more of Class A shares. However, if you redeem these Class A shares within one year of purchase, you will pay a deferred sales charge of 1.00%.

Qualifying for a reduced Class A sales charge

There are several ways you can combine multiple purchases of Class A shares of Legg Mason Partners funds to take advantage of the breakpoints in the sales charge schedule. In order to take advantage of reductions in sales charges that may be available to you when you purchase fund shares, you must inform your Service Agent or the transfer agent if you

Legg Mason Partners Short/Intermediate U.S. Government Fund         17

are eligible for a letter of intent or a right of accumulation and if there are other accounts in which there are holdings eligible to be aggregated with your purchases. Certain records, such as account statements, may be necessary in order to verify your eligibility for reduced sales charges.

■	Accumulation Privilege – lets you combine the current value of Class A shares of the fund with all other shares of Legg Mason Partners funds that are owned by:
☐	you; or
☐	your spouse and children under the age of 21;

with the dollar amount of your next purchase of Class A shares for purposes of calculating the initial sales charge.

Shares of Smith Barney money market funds (other than money market fund shares acquired by exchange from other Legg Mason Partners funds), Legg Mason Partners S&P 500 Index Fund and Class O shares of Legg Mason Partners Equity Fund, Inc. may not be combined.

If your current purchase order will be placed through a Smith Barney Financial Advisor, you may also combine eligible shares held in accounts with a different Service Agent. If you hold shares of Legg Mason Partners funds in accounts at two or more different Service Agents, please contact your Service Agents to determine which shares may be combined.

Certain trustees and fiduciaries may be entitled to combine accounts in determining their sales charge.

■	Letter of Intent – lets you purchase Class A shares of Legg Mason Partners funds over a 13-month period and pay the same sales charge on Class A shares, if any, as if all shares had been purchased at once. At the time you enter into the letter of intent, you select your asset goal amount. Generally, purchases of any Legg Mason Partners fund shares that are purchased during the 13-month period by:
☐	you; or
☐	your spouse and children under the age of 21

are eligible for inclusion under the letter, based on the public offering price at the time of the purchase, and any capital appreciation on those shares. You may also backdate your letter up to 90 days in which case eligible purchases made during that period will be treated as purchases made under the letter. In addition, you can include towards your asset goal amount the current value of any eligible purchases that were made prior to the date of entering into the letter of intent and are still held.

If you hold shares of Legg Mason Partners funds in accounts at two or more different Service Agents, please contact your Service Agents to determine which shares may be combined.

Shares of Smith Barney money market funds (other than money market fund shares acquired by exchange from other Legg Mason Partners funds), Legg Mason Partners S&P 500 Index Fund and Class O shares of Legg Mason Partners Equity Fund, Inc. may not be combined.

If you do not meet your asset goal amount, shares equal to the amount of any sales charges due for your actual purchases, will be redeemed from your account.

18         Legg Mason Partners Funds

Waivers for certain Class A investors

Class A initial sales charges are waived for certain types of investors, including:

■	Employees of Service Agents having dealer, service or other selling agreements with the fund’s distributors
■	Investors who redeemed Class A shares of a Legg Mason Partners fund in the past 60 days, if the investor’s Service Agent is notified
■	Directors and officers of any Legg Mason-sponsored fund
■	Employees of Legg Mason and its subsidiaries

If you qualify for a waiver of the Class A initial sales charge, you must notify your Service Agent or the transfer agent at the time of purchase and provide sufficient information at the time of purchase to permit verification that the purchase qualifies for the initial sales charge waiver.

If you want to learn about additional waivers of Class A initial sales charges, contact your Service Agent, consult the SAI or look at the Legg Mason Partners funds’ website: http://www.leggmason.com/InvestorServices and click on the name of the fund.

Class B shares

Class B shares are not currently being offered by the fund, except to holders of other Legg Mason Partners funds Class B shares who exchange their other Class B shares for shares of the fund. Class B shares do not have an initial sales charge. However, if you redeem your Class B shares within five years of your purchase payment, you will pay a deferred sales charge. The deferred sales charge decreases as the number of years since your purchase payment increases.

Year after purchase	1st	2nd	3rd	4th	5th	6th through 8th
Deferred sales charge	4.50%	4%	3%	2%	1%	0%

Class B shares purchased prior to November 20, 2006 will continue to be subject to the deferred sales charge schedule in effect at the time the shares were purchased.

LMIS will pay Service Agents, including CGMI, selling Class B shares a commission of up to 2% of the purchase price of the Class B shares they sell and LMIS will retain the deferred sales charges. Service Agents also receive an annual fee of up to 0.25% of the average daily net assets represented by the Class B shares.

Legg Mason Partners Short/Intermediate U.S. Government Fund         19

Class B conversion

After approximately 8 years, Class B shares automatically convert into Class A shares. Class B shares purchased prior to November 20, 2006, however, will continue to automatically convert into Class A shares after 7 years. This helps you because Class A shares have lower annual expenses. Your Class B shares will convert to Class A shares as follows:

Shares issued: At initial purchase	Shares issued: On reinvestment of dividends and distributions	Shares issued: Upon exchange from another Legg Mason Partners fund
Approximately eight years after the date of purchase payment	In same proportion as the number of Class B shares converting is to total Class B shares you own (excluding shares issued as a dividend)	On the date the shares originally acquired would have converted into Class A shares

Class C shares

You buy Class C shares at net asset value with no initial sales charge and no deferred sales charge when you redeem. Service Agents will receive the service fee payable on Class C shares at an annual fee equal to 0.75% of the average net assets represented by the Class C shares held by their clients.

Purchases prior to September 14, 1998. Class C shares of a fund purchased prior to September 14, 1998 will continue to be subject to the deferred sales charge schedules in effect at the time such purchase was made. Shares purchased with reinvested dividend or capital gain distributions relating to shares purchased prior to September 14, 1998 will be subject to the deferred sales charge schedules in effect at the time the original shares were purchased. Shares of a fund acquired as a result of an exchange of shares purchased prior to September 14, 1998 will also be subject to the deferred sales charge schedules in effect at the time the original shares were purchased.

As of November 20, 2006, retirement plans with omnibus accounts held on the books of the fund will not be subject to a deferred sales charge on shares redeemed within one year of purchase.

Class I shares

As of November 20, 2006, Class O shares were renamed Class I shares. You buy Class I shares at net asset value with no initial sales charge and no deferred sales charge when you redeem. Class I shares are offered to institutional investors, including corporations, banks, insurance companies, foundations, retirement plans and other similar entities, and may be offered to other investors in the discretion of a distributor. Class I shares are also offered to investors who invest in the fund through financial intermediaries that offer their clients Class I shares through investment programs as authorized by LMIS, such as (i) fee-based advisory or brokerage account programs, (ii) employee benefit plans such as 401(k), 457 or 403(b) retirement plans or (iii) college savings vehicles such as 529 plans, authorized by LMIS. Investors who held Class I shares prior to November 20, 2006 will continue to be permitted to make additional investments in Class I shares.

20         Legg Mason Partners Funds

Investors in Class I shares must generally meet the $1,000,000 minimum initial investment requirement. The $1,000,000 minimum investment amount does not apply to investors who invest in the fund through financial intermediaries that offer their clients Class I shares through investment programs, although certain investment minimums may be imposed by a financial intermediary.

Legg Mason Partners Short/Intermediate U.S. Government Fund         21

More about deferred sales charges

The deferred sales charge is based on the net asset value at the time of purchase or redemption, whichever is less, and therefore you do not pay a sales charge on amounts representing appreciation or depreciation.

In addition, you do not pay a deferred sales charge on:

■	Shares exchanged for shares of another Legg Mason Partners fund
■	Shares representing reinvested distributions and dividends
■	Shares no longer subject to the deferred sales charge

Each time you place a request to redeem shares, the fund will first redeem any shares in your account that are not subject to a deferred sales charge and then the shares in your account that have been held the longest.

If you redeemed shares of a Legg Mason Partners fund and paid a deferred sales charge, you may, under certain circumstances, reinvest all or part of the redemption proceeds within 60 days and receive pro rata credit for any deferred sales charge imposed on the prior redemption. Please contact your Service Agent for additional information.

LMIS receives deferred sales charges as partial compensation for their expenses in selling shares, including the payment of compensation to your Service Agent.

Deferred sales charge waivers

The deferred sales charge for each share class will generally be waived:

■	On payments made through certain systematic withdrawal plans
■	On certain distributions from a retirement plan
■	For involuntary redemptions of small account balances
■	For 12 months following the death or disability of a shareholder

If you want to learn about additional waivers of deferred sales charges, contact your Service Agent, consult the SAI or look at the Legg Mason Partners funds’ website: http://www.leggmason.com/InvestorServices and click on the name of the fund.

22         Legg Mason Partners Funds

Buying shares

Through a Service Agent

You should contact your Service Agent to open a brokerage account and make arrangements to buy shares. If you do not provide the following information, your order will be rejected:

■   Class of shares being bought

■   Dollar amount or number of shares being bought

■   Your Service Agent may charge an annual account maintenance fee.

Through the fund

Financial intermediary accounts, retirement plan accounts and certain other investors who are client of certain Service Agents are eligible to buy shares directly from the fund. Write to the fund at the following address:

Legg Mason Partners Funds

c/o PFPC, Inc.

P.O. Box 9699

Providence, Rhode Island 02940-9699

■   Enclose a check to pay for the shares. For initial purchases, complete and send an account application, available at:

■   Specify the name of the fund and the share class you wish to purchase

■   For more information, please call Legg Mason Partners Funds Shareholder Services at 800-451-2010.

Through a systematic investment plan

You may authorize a Service Agent or the transfer agent to transfer funds automatically from (i) a regular bank account, (ii) cash held in a brokerage account opened with a Service Agent or (iii) certain money market funds, in order to buy shares on a regular basis.

■   Amounts transferred should be at least $25

■   Amounts may be transferred monthly, every alternate month, quarterly, semi-annually or annually

■   If you do not have sufficient funds in your account on a transfer date, your Service Agent or the transfer agent may charge you a fee

For more information, contact your Service Agent or the transfer agent or consult the SAI.

Legg Mason Partners Short/Intermediate U.S. Government Fund         23

Exchanging shares

Legg Mason Partners offers a distinctive family of funds tailored to help meet the varying needs of both large and small investors

You should contact your Service Agent to exchange into other Legg Mason Partners funds. Be sure to read the prospectus of the Legg Mason Partners fund into which you are exchanging. An exchange is a taxable transaction, unless you are investing through a tax-qualified savings plan or account.

■   You may exchange shares only for shares of the same class of another Legg Mason Partners fund other than shares of Legg Mason Partners S&P 500 Index Fund. Not all Legg Mason Partners funds offer all classes.

■   Not all Legg Mason Partners funds may be offered in your state of residence. Contact your Service Agent or the transfer agent for further information.

■   Exchanges of Class A, B and C are subject to minimum investment requirements (except for systematic investment plan exchanges) and all shares are subject to the other requirements of the fund into which exchanges are made.

■   If you hold share certificates, the transfer agent must receive the certificates endorsed for transfer or with signed stock powers (documents transferring ownership of certificates) before the exchange is effective.

■   The fund may suspend or terminate your exchange privilege if you engage in an excessive pattern of exchanges.

Waiver of additional sales charges

Your shares will not be subject to an initial sales charge at the time of the exchange.

Your deferred sales charge (if any) will continue to be measured from the date of your original purchase of shares subject to a deferred sales charge.

By telephone

If you do not have a brokerage account with a Service Agent, you may be eligible to exchange shares through the fund. You must complete an authorization form to authorize telephone transfers. If eligible, you may make telephone exchanges on any day the New York Stock Exchange (“NYSE”) is open by calling Legg Mason Partners Shareholder Services at 800-451-2010 between 8:30 a.m. and 4:00 p.m. (Eastern time). Exchanges are priced at the net asset value next determined.

You can make telephone exchanges only between accounts that have identical registrations.

By mail	If you do not have a brokerage account, contact your Service Agent or write to the fund at the address on the following page.

24         Legg Mason Partners Funds

Through a systematic exchange plan

You may be permitted to schedule exchanges of shares of any class of the fund for shares of the same class of any other Legg Mason Partners fund.

■   Exchanges may be made monthly, every alternate month, quarterly, semi-annually or annually·

■   A predetermined dollar amount of at least $25 per exchange is required.

For more information contact your Service Agent or the transfer agent.

Legg Mason Partners Short/Intermediate U.S. Government Fund         25

Redeeming shares

Generally

Contact your Service Agent to redeem shares of the fund.

If you hold share certificates, the transfer agent must receive the certificates endorsed for transfer or with signed stock powers before you may redeem.

If the shares are held by a fiduciary or corporation, other documents may be required.

Redemptions are priced at the net asset value next determined after receipt.

Your redemption proceeds will normally be sent within three business days after your request is received in good order, but in any event within seven days. Your redemption proceeds may be delayed for up to ten days if your purchase was made by check.

If you have a brokerage account with a Service Agent, your redemption proceeds will be sent to your Service Agent. In other cases, unless you direct otherwise, your redemption proceeds will be paid by check mailed to your address of record.

By mail

For accounts held directly at the fund, send written requests to the fund at:

Legg Mason Partners Funds

c/o PFPC Inc.

P.O. Box 9699

Providence, Rhode Island 02940-9699

Your written request must provide the following:

■   The name of the fund, the class of shares to be redeemed and your account number

■   The dollar amount or number of shares to be redeemed

■   Signatures of each owner exactly as the account is registered

■   Signature guarantees, as applicable

By telephone

If you do not have a brokerage account with a Service Agent, you may be eligible to redeem shares (except those held in certain retirement plans) in amounts up to $50,000 per day through the fund. You must complete an authorization form to authorize telephone redemptions. If eligible, you may request redemptions by telephone on any day the NYSE is open by calling Legg Mason Partners Shareholder Services at 800-451-2010 between 8:30 a.m. and 4:00 p.m. (Eastern time).

Your redemption proceeds can be sent by check to your address of record or by wire or electronic transfer (ACH) to a bank account designated on your authorization form. You must submit a new authorization form to change the bank account designated to receive wire or electronic transfers and you may be asked to provide certain other documents. The transfer agent may charge a fee on a wire or an electronic transfer (ACH).

26         Legg Mason Partners Funds

Automatic cash withdrawal plans

You can arrange for the automatic redemption of a portion of your shares monthly every alternate month, quarterly, semi-annually or annually. To qualify you must own shares of the fund with a value of at least $10,000 ($5,000 for retirement plan accounts) and each automatic redemption must be at least $50. If your shares are subject to a deferred sales charge, the sales charge will be waived if your automatic payments are equal to or less than 12.00% annually or 2.00% monthly of your account balances on the date the withdrawals commence.

The following conditions apply:

■ Your shares must not be represented by certificates

■ All dividends and distributions must be reinvested

For more information, contact your Service Agent or consult the SAI.

Legg Mason Partners Short/Intermediate U.S. Government Fund         27

Other things to know about transactions

When you buy, exchange or redeem shares, your request must be in good order. This means you have provided the following information, without which your request will not be processed:

■	Name of the fund
■	Your account number
■	Class of shares being bought, and if you own more than one class, the class of shares being exchanged or redeemed
■	Dollar amount or number of shares being bought, exchanged or redeemed
■	Signature of each owner exactly as the account is registered

The fund’s transfer agent or Shareholder Services will employ reasonable procedures to confirm that any telephone exchange or redemption request is genuine, which may include asking the caller to provide certain personal identification information, sending you a written confirmation or requiring other confirmation procedures from time to time. If these procedures are followed, neither the fund nor its agents will bear any liability for such transactions.

Signature guarantees

To be in good order, your redemption request must include a signature guarantee if you:

■	Are redeeming over $50,000
■	Are sending signed share certificates or stock powers to the transfer agent
■	Instruct the transfer agent to mail the check to an address different from the one on your account
■	Changed your account registration or your address within 30 days
■	Want the check paid to someone other than the account owner(s)
■	Are transferring the redemption proceeds to an account with a different registration

You can obtain a signature guarantee from most banks, dealers, brokers, credit unions and federal savings and loan institutions, but not from a notary public.

The fund has the right to:

■	Suspend the offering of shares
■	Waive or change minimum and additional investment amounts
■	Reject any purchase or exchange order
■	Change, revoke or suspend the exchange privilege
■	Suspend telephone transactions
■	Suspend or postpone redemptions of shares on any day when trading on the NYSE is restricted, or as otherwise permitted by the SEC
■	Pay redemption proceeds by giving you securities. You may pay transaction costs to dispose of the securities

Small account balances/Mandatory redemptions

If at any time the aggregate value of the fund shares in your account is less than $500 for any reason (including solely due to declines in net asset value and/or failure to invest at least $500 within a reasonable period), the fund reserves the right to ask you to bring your account up to the applicable minimum investment amount as determined by your Service

28         Legg Mason Partners Funds

Agent. In such case you shall be notified in writing and will have 60 days to make an additional investment to bring your account value up to the required level. If you choose not to do so within this 60-day period, the fund may close your account and send you the redemption proceeds. In the event your account is closed due to a failure to increase your balance to the minimum required amount, you will not be eligible to have your account subsequently reinstated without imposition of any sales charges that may apply to your new purchase. The fund may, with prior notice, change the minimum size of accounts subject to the mandatory redemption, which may vary by class, or implement fees for small accounts.

Subject to applicable law, the fund may, with prior notice, adopt other policies from time to time requiring mandatory redemptions of shares in certain circumstances.

For more information, contact your Service Agent or the transfer agent or consult the SAI.

Frequent purchases and redemptions of fund shares

Frequent purchases and redemptions of mutual fund shares may interfere with the efficient management of a fund’s portfolio by its portfolio manager, increase portfolio transaction costs, and have a negative effect on a fund’s long-term shareholders. For example, in order to handle large flows of cash into and out of a fund, the portfolio manager may need to allocate more assets to cash or other short-term investments or sell securities, rather than maintaining full investment in securities selected to achieve the fund’s investment objective. Frequent trading may cause a fund to sell securities at less favorable prices. Transaction costs, such as brokerage commissions and market spreads, can detract from the fund’s performance. In addition, the return received by long-term shareholders may be reduced when trades by other shareholders are made in an effort to take advantage of certain pricing discrepancies, when, for example, it is believed that the fund’s share price, which is determined at the close of the NYSE on each trading day, does not accurately reflect the value of the fund’s portfolio securities. Funds investing in foreign securities have been particularly susceptible to this form of arbitrage, but other funds could also be affected.

Because of the potential harm to the fund and its long-term shareholders, the Board of Directors of the fund has approved policies and procedures that are intended to discourage and prevent excessive trading and market timing abuses through the use of various surveillance techniques. Under these policies and procedures, the fund may limit additional exchanges or purchases of fund shares by shareholders who are believed by the manager to be engaged in these abusive trading activities. The intent of the policies and procedures is not to inhibit legitimate strategies, such as asset allocation, dollar cost averaging, or similar activities that may nonetheless result in frequent trading of fund shares. For this reason, the Board has not adopted any specific restrictions on purchases and sales of fund shares, but the fund reserves the right to reject any exchange or purchase of fund shares with or without prior notice to the account holder. In cases where surveillance of a particular account establishes what the manager believes to be obvious market timing, the manager will seek to block future purchases and exchanges of fund shares by that account. Where surveillance of a particular account indicates activity that the manager believes could be either abusive or for legitimate purposes, the fund may permit the account holder to justify the activity.

Legg Mason Partners Short/Intermediate U.S. Government Fund         29

The policies apply to any account, whether an individual account or accounts with financial intermediaries such as investment advisers, broker dealers or retirement plan administrators, commonly called omnibus accounts, where the intermediary holds fund shares for a number of its customers in one account. The fund’s distributors have entered into agreements with intermediaries requiring the intermediaries to provide certain information to help identify frequent trading activity and to prohibit further purchases or exchanges by a shareholder identified as having engaged in frequent trading.

The fund’s policies also require personnel such as portfolio managers and investment staff to report any abnormal or otherwise suspicious investment activity, and prohibits short-term trades by such personnel for their own account in mutual funds managed by the manager and its affiliates, other than money market funds. Additionally, the fund has adopted policies and procedures to prevent the selective release of information about the fund’s portfolio holdings, as such information may be used for market-timing and similar abusive practices.

The fund’s policies provide for ongoing assessment of the effectiveness of current policies and surveillance tools, and the fund’s Board reserves the right to modify these or adopt additional policies and restrictions in the future. Shareholders should be aware, however, that any surveillance techniques currently employed by the fund or other techniques that may be adopted in the future, may not be effective. As noted above, if the fund is unable to detect and deter trading abuses, the fund’s performance, and its long-term shareholders, may be harmed. In addition, because the fund has not adopted any specific limitations or restrictions on the trading of fund shares, shareholders may be harmed by the extra costs and portfolio management inefficiencies that result from frequent trading of fund shares, even when the trading is not for abusive purposes. The fund will provide advance notice to shareholders and prospective investors of any specific restrictions on the trading of fund shares that the Board may adopt in the future.

Share certificates

Share certificates will no longer be issued. If you currently hold share certificates, such certificates will continue to be honored. If you would like to return your share certificate to the fund and hold your shares in uncertificated form, please contact your Service Agent or the transfer agent.

Record ownership

If you hold shares through a Service Agent, your Service Agent may establish and maintain your account and be the shareholder of record. In the event that the fund holds a shareholder meeting, your Service Agent, as record holder, will vote your shares in accordance with your instructions. If you do not give your Service Agent voting instructions, your Service Agent may nonetheless, under certain circumstances, be entitled to vote your shares.

30         Legg Mason Partners Funds

Dividends, distributions and taxes

Dividends and distributions

The fund generally pays dividends monthly and makes capital gain distributions, if any, once a year, typically in December. The fund may pay additional distributions and dividends at other times if necessary for the fund to avoid a federal tax. The fund expects distributions to be primarily from income. You do not pay a sales charge on reinvested distributions or dividends. Capital gain distributions and dividends are reinvested in additional fund shares of the same class you hold. Alternatively, you can instruct your Service Agent or the transfer agent to have your distributions and/or dividends paid in cash. You can change your choice at any time to be effective as of the next distribution or dividend.

Taxes

In general, redeeming shares, exchanging shares and receiving dividends and distributions (whether in cash or additional shares) are all taxable events. The following table summarizes the tax status to you of certain transactions related to the fund.

Transaction	Federal income tax status
Redemption or exchange of shares	Usually capital gain or loss; long-term only if shares owned more than one year

Long-term capital gain distributions	Long-term capital gain

Dividends (including distributions of net short-term capital gain)	Ordinary income (except in the case of dividends attributable to “qualified dividend income”, as discussed below)

Distributions attributable to short-term capital gains are treated as dividends, taxable as ordinary income. Dividends and long-term capital gain distributions are taxable whether received in cash or reinvested in fund shares.

Long-term capital gain distributions are taxable to you as long-term capital gain regardless of how long you have owned your shares. You may want to avoid buying shares when the fund is about to declare a capital gain distribution or a dividend, because it will be taxable to you even though it may actually be a return of a portion of your investment.

After the end of each year, your servicing agent or the fund will provide you with information about the distributions and dividends you received and any redemptions of shares during the previous year. If you do not provide the fund with your correct taxpayer identification number and any required certifications, you may be subject to back-up withholding on your distributions, dividends and redemption proceeds. Because each shareholder’s circumstances are different and special tax rules may apply, you should consult your tax adviser about your investment in the fund.

The above discussion is applicable to shareholders who are U.S. persons. If you are a non-U.S. person, please consult your own tax adviser with respect to the U.S. tax consequences to you of an investment in the portfolio.

Legg Mason Partners Short/Intermediate U.S. Government Fund         31

Share price

You may buy, exchange or redeem shares at their net asset value, plus any applicable sales charge, next determined after receipt of your request in good order. For each class of shares, net asset value is the value of its assets minus its liabilities divided by the number of shares outstanding. Net asset value is calculated separately for each class of shares. The fund calculates its net asset value every day the NYSE is open. The NYSE is closed on certain holidays listed in the SAI. This calculation is done when regular trading closes on the NYSE (normally 4:00 p.m., Eastern time).

The Board has approved procedures to be used to value the fund’s securities for the purposes of determining the fund’s net asset value. The valuation of the securities of the fund is determined in good faith by or under the direction of the Board. The Board has delegated certain valuation functions for the fund to the manager.

The fund generally values its securities based on market prices determined at the close of regular trading on the NYSE. The fund’s currency valuations, if any, are done as of when the London Stock Exchange closes, which is usually at 12 noon Eastern time. The market price for debt obligations is generally the price supplied by an independent third party pricing service approved by the fund’s board, which may use a matrix, formula or other objective method that takes into consideration market indices, yield curves and other specific adjustments. Short-term debt obligations that will mature in 60 days or less are valued at amortized cost, unless it is determined that using this method would not reflect an investment’s fair value. If vendors are unable to supply a price, or if the price supplied is deemed by the manager to be unreliable, the market price may be determined using quotations received from one or more brokers/dealers that make a market in the security. When such prices or quotations are not available, or when the manager believes that they are unreliable, the manager may price securities using fair value procedures approved by the Board. The fund may also use fair value procedures if the manager determines that a significant event has occurred between the time at which a market price is determined and the time at which the fund’s net asset value is calculated. In particular, the value of foreign securities may be materially affected by events occurring after the close of the market on which they are valued, but before the fund prices its shares.

Valuing securities at fair value involves greater reliance on judgment than valuation of securities based on readily available market quotations. A fund that uses fair value to price securities may value those securities higher or lower than another fund using market quotations or its own fair value methodologies to price the same securities. There can be no assurance that the fund could obtain the fair value assigned to a security if it were to sell the security at approximately the time at which the fund determines its net asset value.

In order to buy, redeem or exchange shares at that day’s price, you must place your order with your Service Agent or the fund’s transfer agent before the NYSE closes. If the NYSE closes early, you must place your order prior to the actual closing time. Otherwise, you will receive the next business day’s price.

It is the responsibility of the Service Agents to transmit all orders to buy, exchange or redeem shares to the transfer agent on a timely basis.

32         Legg Mason Partners Funds

Financial highlights

The financial highlights tables are intended to help you understand the performance of each class for the past five years. Certain information reflects financial results for a single share. Total return represents the rate that a shareholder would have earned (or lost) on a fund share assuming reinvestment of all dividends and distributions. The information for the year ended December 31, 2005 has been derived from the fund’s financial statements, which have been audited by                     , an independent registered public accounting firm, whose report, along with the fund’s financial statements, is included in the annual report (available upon request). The financial statements containing information for each of the periods ended on or prior to December 31, 2004 in the following table were audited by another independent registered public accounting firm.

As of November 20, 2006, Class O shares of the fund were renamed Class I shares.

For a share of capital stock outstanding throughout each year ended December 31:

Class A Shares(1)	2005		2004	2003	2002		2001
Net asset value, beginning of year	$10.22		$10.35	$10.48	$10.14		$9.91

Income (loss) from operations:
Net investment income	0.36		0.35	0.27	0.36		0.51
Net realized and unrealized gain (loss)	(0.26)		(0.10)	(0.10)	0.49		0.37

Total income from operations	0.10		0.25	0.17	0.85		0.88

Less distributions from:
Net investment income	(0.39)		(0.38)	(0.30)	(0.42)		(0.56)
Net realized gains	—		—	—	(0.00	)(2)	(0.09)
Return of capital	—		—	—	(0.09)		—

Total distributions	(0.39)		(0.38)	(0.30)	(0.51)		(0.65)

Net asset value, end of year	$9.93		$10.22	$10.35	$10.48		$10.14

Total return(3)	1.03%		2.51%	1.61%	8.59%		9.12%

Net assets, end of year (000s)	$51,270		$44,856	$49,222	$52,165		$17,378

Ratios to average net assets:
Gross expenses, including interest expense	1.19%		1.18%	1.14%	1.30%		1.69%
Gross expenses, excluding interest expense	1.19		1.18	1.14	1.30		1.47
Net expenses, including interest expense(4)	0.80	(5)	0.80 (5)	0.80 (5)	0.80	(5)	1.07 (6)
Net expenses, excluding interest expense(4)	0.80	(5)	0.80 (5)	0.80 (5)	0.80	(5)	0.85 (6)
Net investment income	3.60		3.50	2.60	3.43		5.28

Portfolio turnover rate	64	%(7)	83%	86%	14%		176%

(1)	Per share amounts have been calculated using the average shares method.
(2)	Amount represents less than $0.01 per share.
(3)	Performance figures may reflect voluntary fee waivers and/or expense reimbursements. Past performance is no guarantee of future results. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would have been lower.
(4)	The investment manager voluntarily waived a portion of its fees and/or reimbursed expenses. Fee waivers and expense reimbursements are voluntary and may be reduced or terminated at any time.
(5)	As a result of a voluntary expense limitation, the ratio of expenses, excluding interest expense, to average net assets of the class, will not exceed 0.80%.
(6)	As a result of a voluntary expense limitation, the ratio of expenses, excluding interest expense, to average net assets of the class, will not exceed 0.85%.
(7)	Excluding mortgage dollar roll transactions. If mortgage dollar roll transactions had been included, the portfolio turnover rate would have been 585%.

Legg Mason Partners Short/Intermediate U.S. Government Fund         33

For a share of capital stock outstanding throughout each year ended December 31:

Class B Shares(1)	2005		2004	2003	2002		2001
Net asset value, beginning of year	$10.26		$10.39	$10.52	$10.18		$9.95

Income (loss) from operations:
Net investment income	0.34		0.31	0.20	0.28		0.49
Net realized and unrealized gain (loss)	(0.26)		(0.11)	(0.11)	0.49		0.32

Total income from operations	0.08		0.20	0.09	0.77		0.81

Less distributions from:
Net investment income	(0.36)		(0.33)	(0.22)	(0.34)		(0.49)
Net realized gains	—		—	—	(0.00	)(2)	(0.09)
Return of capital	—		—	—	(0.09)		—

Total distributions	(0.36)		(0.33)	(0.22)	(0.43)		(0.58)

Net asset value, end of year	$9.98		$10.26	$10.39	$10.52		$10.18

Total return(3)	0.80%		2.01%	0.86%	7.78%		8.28%

Net assets, end of year (000s)	$25,054		$31,886	$42,442	$46,100		$22,031

Ratios to average net assets:
Gross expenses, including interest expense	1.49%		1.68%	1.94%	2.04%		2.31%
Gross expenses, excluding interest expense	1.49		1.68	1.94	2.04		2.06
Net expenses, including interest expense(4)	1.05	(6)	1.28 (7)	1.55 (8)	1.56	(8)	1.86 (9)
Net expenses, excluding interest expense(4)	1.05	(6)	1.28 (7)	1.55 (8)	1.55	(8)	1.60 (9)
Net investment income	3.33		3.03	1.87	2.71		4.91

Portfolio turnover rate	64	%(5)	83%	86%	14%		176%

(1)	Per share amounts have been calculated using the average shares method.
(2)	Amount represents less than $0.01 per share.
(3)	Performance figures may reflect voluntary fee waivers and/or expense reimbursements. Past performance is no guarantee of future results. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would have been lower.
(4)	The investment manager voluntarily waived a portion of its fees and/or reimbursed expenses. Fee waivers and expense reimbursements are voluntary and may be reduced or terminated at any time.
(5)	Excluding mortgage dollar roll transactions. If mortgage dollar roll transactions had been included, the portfolio turnover rate would have been 585%.
(6)	As a result of a voluntary expense limitation, the ratio of expenses, excluding interest expense, to average net assets of the class, did not exceed 1.05%.
(7)	As a result of a voluntary expense limitation, the ratio of expenses, excluding interest expense, to average net assets of the class, did not exceed 1.55% for the period January 31 through May 31, 2004 and 1.05% from June 1 through December 31, 2004.
(8)	As a result of a voluntary expense limitation, the ratio of expenses, excluding interest expense, to average net assets of the class, did not exceed 1.55%
(9)	As a result of a voluntary expense limitation, the ratio of expenses, excluding Interest expense, to average net assets of the class, did not exceed 1.60%.

34         Legg Mason Partners Funds

For a share of capital stock outstanding throughout each year ended December 31:

Class C Shares(1)(6)	2005		2004	2003	2002		2001
Net asset value, beginning of year	$10.33		$10.46	$10.59	$10.24		$9.98

Income (loss) from operations:
Net investment income	0.31		0.31	0.22	0.31		0.48
Net realized and unrealized gain (loss)	(0.26)		(0.10)	(0.10)	0.50		0.37

Total income from operations	0.05		0.21	0.12	0.81		0.85

Less distributions from:
Net investment income	(0.33)		(0.34)	(0.25)	(0.37)		(0.50)
Net realized gains	—		—	—	(0.00	)(2)	(0.09)
Return of capital	—		—	—	(0.09)		—

Total distributions	(0.33)		(0.34)	(0.25)	(0.46)		(0.59)

Net asset value, end of year	$10.05		$10.33	$10.46	$10.59		$10.24

Total return(3)	0.48%		2.01%	1.12%	8.12%		8.73%

Net assets, end of year (000s)	$33,823		$44,738	$44,715	$42,025		$15,546

Ratios to average net assets:
Gross expenses, including interest expense	1.66%		1.65%	1.65%	1.74%		2.00%
Gross expenses, excluding interest expense	1.66		1.65	1.65	1.74		1.80
Net expenses, including interest expense(4)	1.30	(7)	1.30 (7)	1.30 (7)	1.31	(7)	1.55 (8)
Net expenses, excluding interest expense(4)	1.30	(7)	1.30 (7)	1.30 (7)	1.30	(7)	1.35 (8)
Net investment income	3.07		3.00	2.08	2.98		4.67

Portfolio turnover rate	64	%(5)	83%	86%	14%		176%

(1)	Per share amounts have been calculated using the average shares method.
(2)	Amount represents less than $0.01 per share.
(3)	Performance figures may reflect voluntary fee waivers and/or expense reimbursements. Past performance is no guarantee of future results. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would have been lower.
(4)	The investment manager voluntarily waived a portion of its fees and/or reimbursed expenses. Fee waivers and expense reimbursements are voluntary and may be reduced or terminated at any time.
(5)	Excluding mortgage dollar roll transactions. If mortgage dollar roll transactions had been included, the portfolio turnover rate would have been 585%.
(6)	On April 29, 2004, Class 2 shares were renamed as Class C shares.
(7)	As a result of a voluntary expense limitation, the ratio of expenses, excluding interest expense, to average net assets of the class, did not exceed 1.30%
(8)	As a result of a voluntary expense limitation, the ratio of expenses, excluding interest expense, to average net assets of the class, did not exceed 1.35%.

Legg Mason Partners Short/Intermediate U.S. Government Fund         35

For a share of capital stock outstanding throughout each year ended December 31:

Class I Shares(8)	2005		2004	2003	2002		2001
Net asset value, beginning of year	$10.25		$10.38	$10.51	$10.16		$9.94

Income (loss) from operations:
Net investment income	0.39		0.38	0.29	0.38		0.57
Net realized and unrealized gain (loss)	(0.26)		(0.10)	(0.10)	0.51		0.33

Total income from operations	0.13		0.28	0.19	0.89		0.90

Less distributions from:
Net investment income	(0.43)		(0.41)	(0.32)	(0.43)		(0.59)
Net realized gains	—		—	—	(0.00	)(2)	(0.09)
Return of capital	—		—	—	(0.11)		—

Total distributions	(0.43)		(0.41)	(0.32)	(0.54)		(0.68)

Net asset value, end of year	$9.95		$10.25	$10.38	$10.51		$10.16

Total return(3)	1.28%		2.77%	1.87%	8.95%		9.25%

Net assets, end of year (000s)	$1,231		$1,179	$1,257	$2,914		$1,016

Ratios to average net assets:
Gross expenses, including interest expense	1.14%		1.03%	0.87%	0.96%		1.30%
Gross expenses, excluding interest expense	1.14		1.03	0.87	0.96		1.06
Net expenses, including interest expense(4)	0.55	(6)	0.55 (6)	0.55 (6)	0.56	(6)	0.84 (7)
Net expenses, excluding interest expense(4)	0.55	(6)	0.55 (6)	0.55 (6)	0.55	(6)	0.60 (7)
Net investment income	3.84		3.75	2.80	3.68		5.71

Portfolio turnover rate	64	%(5)	83%	86%	14%		176%

(1)	As of November 20, 2006, Class O shares were renamed Class I shares.
(2)	Amount represents less than $0.01 per share.
(3)	Performance figures may reflect voluntary fee waivers and/or expense reimbursements. Past performance is no guarantee of future results. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would have been lower.
(4)	The investment manager voluntarily waived a portion of its fees and/or reimbursed expenses. Fee waivers and expense reimbursements are voluntary and may be reduced or terminated at any time.
(5)	Excluding mortgage dollar roll transactions. If mortgage dollar roll transactions had been included, the portfolio turnover rate would have been 585%.
(6)	As a result of a voluntary expense limitation, the ratio of expenses, excluding interest expense, to average net assets of the class, did not exceed 0.55%.
(7)	As a result of a voluntary expense limitation, the ratio of expenses, excluding interest expense, to average net assets of the class, did not exceed 0.60%.
(8)	Per share amounts have been calculated using the average shares method.

36         Legg Mason Partners Funds

(Investment Company file no. 811-06087)

[LOGO] LEGG
MASON

Legg Mason Partners

Short/Intermediate

U.S. Government Fund

A series of Legg Mason Partners Series Funds, Inc.

You may visit the Legg Mason Partners’ website at http://www.leggmason.com/investorservices for a free copy of a prospectus, statement of additional information (“SAI”) or an annual or semi-annual report, or to request other information.

Shareholder reports Annual and semi-annual reports to shareholders provide additional information about the fund’s investments. These reports discuss the market conditions and investment strategies that significantly affected the fund’s performance during its last fiscal year.

The fund sends only one report to a household if more than one account has the same address. Contact your Service Agent or the transfer agent if you do not want this policy to apply to you.

Statement of additional information The SAI provides more detailed information about the fund and is incorporated by reference into (is legally a part of) this prospectus.

You can make inquiries about the fund or obtain shareholder reports or the SAI (without charge) by contacting your Service Agent, by calling Legg Mason Partners Shareholder Services at 800-451-2010 or by writing to the fund at 125 Broad Street, New York, NY, 10004.

Information about the fund (including the SAI) can be reviewed and copied at the Securities and Exchange Commission’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling the Securities and Exchange Commission at 800-SEC-0330. Reports and other information about the fund are available on the EDGAR Database on the Securities and Exchange Commission’s Internet site at http://www.sec.gov. Copies of this information may be obtained for a duplicating fee by electronic request at the following E-mail address: publicinfo@sec.gov, or by writing to the Securities and Exchange Commission’s Public Reference Section, Washington, D.C. 20549-0102.

If someone makes a statement about the fund that is not in this prospectus, you should not rely upon that information. Neither the fund nor the distributors are offering to sell shares of the fund to any person to whom the fund may not lawfully sell its shares.

EXPERIENCE

PROSPECTUS

May 1, 2006, as amended November     , 2006

The Securities and Exchange Commission has not approved or disapproved these securities or determined whether this prospectus is accurate or complete. Any statement to the contrary is a crime.

Legg Mason Partners Small Cap Growth Fund I

Class A, B, C, FI, R and I Shares

INVESTMENT PRODUCTS: NOT FDIC INSURED • NO BANK GUARANTEE • MAY LOSE VALUE

“Smith Barney” and “Salomon Brothers” are service marks of Citigroup, licensed for use by Legg Mason as the names of funds and investment advisers. Legg Mason and its affiliates, as well as the fund’s investment manager, are not affiliated with Citigroup.

Legg Mason Partners Small Cap Growth Fund I

The fund is a separate series of Legg Mason Partners Series Funds, Inc., a Maryland corporation, which prior to November 20, 2006 was named Salomon Brothers Series Funds Inc. Prior to November 20, 2006, the fund was named Salomon Brothers Small Cap Growth Fund. The fund’s investment objective and strategy were not affected as a result of this name change.

Investments, risks and performance

Investment objective

The fund seeks long-term growth of capital.

Principal investment strategies

Key investments

Under normal circumstances, the fund invests at least 80% of its assets in equity securities of companies with small market capitalizations and related investments. For the purposes of this 80% policy, small capitalization companies are companies with market cap values not exceeding (i) $3 billion or (ii) the highest month-end market capitalization value of any stock in the Russell 2000 Index for the previous 12 months, whichever is greater. Securities of companies whose market capitalizations no longer meet this definition after purchase by the fund are still considered to be securities of small capitalization companies for purposes of the fund’s 80% investment policy. The Russell 2000 Index measures the performance of the 2,000 smallest companies in the Russell 3000 Index. As of September 30, 2006, the market capitalization of companies included in the Russell 2000 Index ranged from approximately $             million to $             billion. The fund may invest up to 20% of the value of its net assets in equity securities of companies that are not considered to be small cap companies.

Selection process

The fund is managed by a team of portfolio managers, with each member of the team focusing on a different industry sector. The portfolio managers use a growth-oriented investment style that emphasizes small U.S. companies believed to have one or more of following:

■	Superior management teams
■	Good prospects for growth
■	Predictable, growing demand for their products or services
■	Dominant positions in a niche market or customers who are very large companies
■	Cyclical recovery potential
■	Strong or improving financial conditions

In addition, the fund may invest in companies believed to be emerging companies relative to potential markets or undervalued relative to their peers. The fund may continue to hold securities of issuers that become mid cap or large cap issuers if, in the portfolio managers’ judgment, these securities remain good investments for the fund.

The portfolio managers generally use a “bottom-up” approach when selecting securities for the fund. This means that the portfolio managers look primarily at individual companies against the context of broader market forces.

Principal risks of investing in the fund

Investing in small capitalization companies involves a substantial risk of loss.

Investors could lose money on their investment in the fund, or the fund may not perform as well as other investments, if:

■	U.S. stock markets perform poorly relative to other types of investments

2         Legg Mason Partners Funds

■	Small capitalization or growth stocks fall out of favor with investors
■	Recession or adverse economic trends adversely affect the earnings or financial condition of small companies
■	An adverse company specific event, such as an unfavorable earnings report, negatively affects the stock price of a company in which the fund invests
■	The portfolio managers’ judgment about the attractiveness, growth prospects, value or potential appreciation of a particular security or sector proves to be incorrect
■	There is greater volatility of share price because of the fund’s focus on small cap companies
■	Small capitalization stocks underperform mid capitalization and large capitalization stocks

Compared to large cap companies, small cap companies and the market for their equity securities are more likely to:

■	Be more sensitive to changes in earnings results and investor expectations
■	Have more limited product lines, capital resources and management depth
■	Experience sharper swings in market values
■	Be harder to sell at the times and prices the manager believes appropriate
■	Offer greater potential for gain and loss

The market prices of companies believed to have great prospects for revenue and earnings growth tend to reflect those expectations. When it appears those expectations will not be met, the prices of growth securities typically fall.

Who may want to invest

The fund may be an appropriate investment if you:

■	Are seeking to participate in the long-term potential of small capitalization growth companies
■	Are looking for an investment with potentially greater return but higher risk than a fund that invests primarily in large capitalization companies
■	Are willing to accept the risks of the stock market and special risks of investing in smaller companies with more limited track records

Legg Mason Partners Small Cap Growth Fund I         3

Performance information

The following shows summary performance information for the fund in a bar chart and an Average Annual Total Returns table. The information provides an indication of the risks of investing in the fund by showing changes in its performance from year to year and by showing how the fund’s average annual total returns compare with the returns of broad-based securities market indices. The bar chart and the information below show performance of the fund’s Class A shares, but do not reflect the impact of sales charges (loads). If they did, the returns would be lower than those shown. Unlike the bar chart, the performance for Class A, B, C and I(1) shares in the Average Annual Total Returns table reflects the impact of the maximum sales charge (load) applicable to the respective classes, and the performance for Class A shares reflects the impact of taxes paid on distributions and the redemption of shares at the end of the period. Performance information for Class FI and Class R shares is not provided as these classes have not commenced operations as of the date of this Prospectus. The fund’s past performance is not necessarily an indication of how the fund will perform in the future.

Total Return for Class A Shares

Highest and lowest quarter returns (for the periods shown in the bar chart):

Highest: 33.45% in 4th quarter 1999; Lowest: (25.34)% in 3rd quarter 2002.

Year-to-date:     % through 9/30/06.

(1)	As of November 20, 2006, Class Y shares were renamed Class I shares. Class O shares that were outstanding as of November 20, 2006 were converted to Class Y shares and renamed Class I shares.

4         Legg Mason Partners Funds

Average Annual Total Returns (for periods ended December 31, 2005)

	1 Year	5 Years	Since Inception	Inception Date
Class A

Return before taxes(1)	(1.23)%	1.49%	11.37%	07/01/98

Return after taxes on distributions(2)	(2.81)%	1.16%	9.50%	07/01/98

Return after taxes on distributions and sale of fund shares(2)	0.35%	1.19%	9.06%	07/01/98

Other Classes (Return before taxes only)

Class B	(0.93)%	1.39%	11.28%	07/01/98

Class C(3)	2.98%	1.90%	11.39%	07/01/98

Class I(4)				11/01/04

Russell 2000 Growth Index(5)	4.15%	2.28%	2.38%

Russell 2000 Index(6)	4.55%	8.22%	6.65%

(1)	On November 20, 2006, the initial sales charge on Class A shares was increased for sales made on or after that date. The average annual returns for Class A shares in the table have been calculated as if the increased sales charge had been in effect for the entire period.
(2)	After-tax returns are calculated using the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. In some cases the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of fund shares at the end of the measurement period. After-tax returns shown above are for Class A shares only. After-tax returns for other share classes will vary.
(3)	Effective April 29, 2004, Class 2 shares were renamed Class C shares. On February 2, 2004, the initial sales charge of 1.00% on these shares was eliminated for sales made on or after that date. The average annual returns for Class C shares in the table have been calculated as if the sales charge had been eliminated for the entire period.
(4)	Effective November 20, 2006, Class Y shares were renamed Class I shares. Class O shares that were outstanding on November 20, 2006 were converted to Class Y shares and renamed Class I shares.
(5)	An index which measures the performance of those Russell 2000 Index companies with higher price-to-book ratios and higher forecasted growth values. It is not possible to invest directly in an index. An index does not reflect deductions for fees, expenses or taxes.
(6)	An index which includes companies with market capitalizations below the top 1,000 stocks of the equity market. It is not possible to invest directly in an index. An index does not reflect deductions for fees, expenses or taxes.

Fee table

This table sets forth the fees and expenses you may pay if you invest in fund shares.

Shareholder Fees

(fees paid directly from your investment)	Class A		Class B	Class C		Class FI	Class R	Class I(1)
Maximum sales charge (load) imposed on purchases (as a % of offering price)	5.75%		None	None		None	None	None

Maximum deferred sales charge (load) (as a % of the lower of net asset value at purchase or redemption)	None	(2)	5.00%	1.00	%(3)	None	None	None

Legg Mason Partners Small Cap Growth Fund I         5

Annual Fund Operating Expenses

(expenses deducted from fund assets)	Class A	Class B	Class C	Class FI	Class R	Class I(1)
Management fee(4)	0.75%	0.75%	0.75%	0.75%	0.75%	0.75%

Distribution and service (12b-1) fees	0.25%	1.00%	1.00%	0.25%	0.50%	None

Other expenses(5)	0.13%	0.35%	0.26%			0.05%

Total annual fund operating expenses	1.13%	2.10%	2.01%			0.80%

(1)	As of November 20, 2006, Class Y shares were renamed Class I shares. Class O shares that were outstanding on November 20, 2006 were converted to Class Y shares and renamed Class I shares.
(2)	You may buy Class A shares in amounts of $1,000,000 or more at net asset value (without an initial sales charge) but if you redeem those shares within 12 months of their purchase, you will pay a deferred sales charge of 1.00%.
(3)	As of November 20, 2006, the deferred sales charge is waived for retirement plans with omnibus accounts held on the books of the fund.
(4)	Effective December 1, 2005, the management fee was increased from 0.70% of net assets to 0.75% of net assets when services previously provided under the fund’s administrative agreement were incorporated into the fund’s management contract and the administrative agreement was terminated.
(5)	Other expenses have been restated to reflect the estimated effect of new transfer agency and custody contracts which became effective January 1, 2006. The amounts set forth in “Other expenses” for Class FI and Class R shares have been estimated based on “Other expenses” of other classes of the fund, but also include a recordkeeping fee which is used to compensate Service Agents for recordkeeping services.

Example

This example helps you compare the cost of investing in the fund with the costs of investing in other mutual funds. Your actual cost may be higher or lower. The example assumes:

■	You invest $10,000 in the fund for the period shown
■	Your investment has a 5% return each year — the assumption of a 5% return is required by the Securities and Exchange Commission (“SEC”) for purposes of this example and is not a prediction of the fund’s future performance
■	You reinvest all distributions and dividends without a sales charge
■	The fund’s operating expenses (before fee waivers and/or expense reimbursements, if any) remain the same

Number of Years You Own Your Shares

	1 year	3 years	5 years	10 years
Class A (with or without redemption)	$	$	$	$

Class B (redemption at end of period)	$	$	$		$(1)

Class B (no redemption)	$	$	$		$(1)

Class C (with redemption)	$	$	$	$

Class C (no redemption)	$	$	$	$

Class FI (with or without redemption)	$	$	$	$

Class R (with or without redemption)	$	$	$	$

Class I(2) (with or without redemption)	$	$	$	$

(1)	Assumes conversion to Class A shares approximately eight years after purchase. All Class B shares purchased prior to November 20, 2006 will convert approximately seven years after purchase.
(2)	As of November 20, 2006, Class Y shares were renamed Class I shares and Class O shares outstanding on that day were converted into Class Y shares and renamed Class I shares.

6         Legg Mason Partners Funds

More on the fund’s investments

Equity investments

The fund may invest in all types of equity securities. Equity securities include exchange traded and over-the counter common stocks and preferred stocks, debt securities convertible into equity securities, baskets of equity securities such as exchange traded funds, warrants, rights, depositary receipts, trust certificates, limited partnership interests and shares of other investment companies. Equity securities may also include investments in real estate investment trusts (“REITs”) which are pooled investment vehicles.

Equity securities represent an ownership interest in the issuing company. Holders of equity securities are not creditors of the company, and in the event of the liquidation of the company, would be entitled to their pro rata share of the company’s assets, if any, after creditors, including the holders of fixed income securities, and holders of any senior equity securities are paid. See “—Foreign investments” below for the general risks of foreign investing.

Debt obligations

The fund may invest up to 20% of its assets in non-convertible bonds, notes and other debt securities when the portfolio managers believes that their total return potential equals or exceeds the potential return of equity securities. Debt obligations include bonds, notes (including structured notes), debentures, commercial paper and other money market instruments issued by banks, corporations, local, state and national governments and instrumentalities, both U.S. and foreign, and supranational entities, mortgage-related and asset-backed securities, convertible securities, and loan participations and assignments. Debt obligations may be fixed income securities, or have various types of payment and reset terms or features, including adjustable rate, zero coupon, contingent, deferred, payment in kind and auction rate features. The fund may invest in debt obligations of foreign issuers, as well.

Foreign investments

The fund may invest up to 20% of its total assets in equity securities of foreign issuers. The fund may also invest to a limited extent in debt obligations of foreign issuers. The fund may invest directly in foreign issuers or invest in depository receipts. The fund’s investments in foreign securities may involve greater risk than investments in foreign securities of U.S. issuers. Because the value of a depositary receipt is dependent upon the market price of an underlying foreign security, depositary receipts are subject to most of the risks associated with investing in foreign securities directly.

Foreign countries generally have markets that are less liquid and more volatile than markets in the United States. In some foreign countries, less information is available about foreign issuers and markets because of less rigorous accounting and regulatory standards than in the United States. Currency fluctuations could erase investment gains or add to investment losses. Investing in foreign issuers, including emerging market issuers, may involve additional risks compared to investing in the securities of U.S. issuers. Some of these risks do not apply to larger, more developed countries. These risks are more pronounced to the extent the fund invests in issuers in countries with emerging markets or if the fund invests significantly in one country.

Legg Mason Partners Small Cap Growth Fund I         7

The fund may invest in securities denominated in foreign currencies and may engage in forward foreign currency contracts. See “—Derivatives contracts.”

Derivatives contracts

The fund may, but need not, use derivative contracts, such as options on securities or currencies, forward foreign currency contracts interest rate futures and options on interest rate futures:

■	To hedge against the economic impact of adverse changes in the market value of portfolio securities due to changes in stock market prices, currency exchange rates or interest rates
■	As a substitute for buying or selling securities
■	To enhance the fund’s return as a non-hedging strategy that may be considered speculative

A derivative contract will obligate or entitle the fund to deliver or receive an asset or cash payment based on the change in value of one or more securities, currencies or indices. Even a small investment in derivative contracts can have a big impact on the fund’s currency, securities market and interest rate exposure. Therefore, using derivatives can disproportionately increase losses and reduce opportunities for gains when interest rates, exchange rates or securities markets are changing. The fund may not fully benefit from or may lose money on derivatives if changes in their value do not correspond accurately to changes in the value of the fund’s holdings. The other parties to certain derivative contracts present the same types of default risk as issuers of fixed income securities. Derivatives can also make a fund less liquid and harder to value, especially in declining markets.

Borrowing

The fund may borrow in certain limited circumstances. Certain borrowing may create an opportunity for increased return, but, at the same time, creates special risks. For example, borrowing may exaggerate changes in the net asset value of a fund’s shares and in the return on the fund’s portfolio. The fund may be required to liquidate portfolio securities at a time when it would be disadvantageous to do so in order to make payments with respect to any borrowings. Interest on any borrowings will be a fund expense and will reduce the value of the fund’s shares.

Risk of high portfolio turnover

The fund may engage in active and frequent trading, resulting in high portfolio turnover. This may lead to the realization and distribution to shareholders of higher capital gains, increasing their tax liability. Frequent trading also increases transaction costs, which could detract from the fund’s performance.

Defensive investing

The fund may depart from its principal investment strategies in response to adverse market, economic or political conditions by taking temporary defensive positions in any type of money market instruments and short-term debt securities without regard to any percentage limitation. If the fund takes a temporary defensive position, it may be unable to achieve its investment goal.

8         Legg Mason Partners Funds

Other investments

The fund also may use other strategies and invest in other securities that are described, along with their risks, in the fund’s Statement of Additional Information (“SAI”). However, the fund might not use all of the strategies and techniques or invest in all of the types of securities described in this prospectus or in the SAI. Also note that there are many other factors, which are not described here, that could adversely affect your investment and that could prevent the fund from achieving its goals.

Portfolio holdings

The fund’s policies and procedures with respect to the disclosure of the fund’s portfolio securities are described in the SAI and on the fund’s website at www.leggmason.com/InvestorServices.

Legg Mason Partners Small Cap Growth Fund I         9

Management

Manager and subadviser

Legg Mason Partners Fund Advisor, LLC (“LMPFA” or the “manager”) is the fund’s investment manager. LMPFA, with offices at 399 Park Avenue, New York, New York 10022, is a recently-organized investment adviser that has been formed to serve as the investment manager of the fund and other Legg Mason-sponsored funds. LMPFA provides administrative and certain oversight services to the fund. ClearBridge Advisors, LLC (“ClearBridge”) provides the day-to-day portfolio management of the fund, except for the management of cash and short-term instruments, as subadviser.

ClearBridge has offices at 399 Park Avenue, New York, New York 10022 and is a recently-organized investment adviser that has been formed to succeed to the equity securities portfolio management business of Citigroup Asset Management, which was acquired by Legg Mason, Inc. (“Legg Mason”) in December 2005.

LMPFA and ClearBridge are wholly-owned subsidiaries of Legg Mason. Legg Mason, whose principal executive offices are at 100 Light Street, Baltimore, Maryland 21202, is a financial services holding company. As of June 30, 2006, Legg Mason had aggregate assets under management of approximately $             billion.

Prior to August 1, 2006, Salomon Brothers Asset Management Inc (“SBAM”) was the fund’s investment manager. SBAM is also a wholly-owned subsidiary of Legg Mason.

Portfolio manager

The fund is managed by a team of portfolio managers. Vincent Gao, CFA, is the team leader, responsible for the oversight of the fund and its portfolio strategy. He also serves as the sector manager for the small cap growth and balanced strategies and the analyst covering technology. He joined the subadviser or its affiliates or predecessor firms in 1999. He has managed the portfolio since January 2003. Robert Feitler is the team member responsible for the financial services sector with responsibility for buy and sell decisions in that sector. He is the co-manager for large cap value strategies, the team leader for small cap growth strategies and a sector manager for small cap growth and balanced strategies. He joined the subadviser or its affiliates or predecessor firms in 1995 and has managed the portfolio since February 1995. Dmitry Khaykin is the team member analyst responsible for media and telecommunications with responsibility for buy and sell decisions in that sector. He also serves as a sector manager for small cap growth and balanced strategies and the analyst covering communications and media. He joined the subadviser or its affiliates or their predecessor firms in 2003; prior to 2003, he was a research analyst (telecommunications) at Gabelli & Company, Inc. and an associate in the risk management division of Morgan Stanley & Co. Inc. He has been managing the fund since June 2003. Margaret Blaydes is the team member analyst responsible for the consumer sector with responsibility for buy and sell decisions in that sector. She is also a sector manager for small cap growth and balanced strategies and the analyst covering tobacco, beverages, retail and consumer. Ms. Blaydes joined the investment manager or its affiliates or their predecessor firms in 2003; prior to 2003, she was an equity research analyst covering entertainment and leisure industries at Salomon Smith Barney Inc. She has managed the portfolio since March 2003.

10         Legg Mason Partners Funds

The SAI provides additional information about the portfolio managers’ compensation, any other accounts managed by the portfolio managers and any fund shares held by the portfolio managers, and has more detailed information about the manager, the subadviser and other fund service providers.

Management fee

For its services, SBAM received a fee during the fund’s last fiscal year equal on an annual basis to 0.70% of the fund’s average daily net assets after accounting for voluntary expense limitations and/or reimbursements.

A discussion regarding the basis for the Board’s approval of the fund’s management agreement and sub-advisory agreement is available in the fund’s semi-annual report for the period ended June 30, 2006.

Other information

The fund’s Board has approved a number of initiatives designed to streamline and restructure the fund complex, and has authorized seeking shareholder approval for those initiatives where shareholder approval is required. These initiatives include the election of a new Board, the grouping of the fund for organizational and governance purposes with other funds in the fund complex that are predominantly equity-type funds, and the adoption of a single form of organization as a Maryland business trust, with all funds operating under uniform charter documents. Fund shareholders entitled to vote also are being asked to approve investment matters, including standardized fundamental investment policies and the ability to change its investment objective without shareholder approval. Proxy materials describing these matters were mailed in October 2006. If shareholder approval is obtained, these matters generally are expected to be effectuated during the first half of 2007.

Distribution plan

Legg Mason Investor Services, LLC (“LMIS”), a wholly-owned broker-dealer subsidiary of Legg Mason, Citigroup Global Markets Inc. (“CGMI”) and PFS Investments Inc. (“PFS”) serve as the fund’s distributors.

The fund has adopted a shareholder services and distribution plan for its Class A, B, C, FI and R shares. Under the plan, the fund pays distribution and/or service fees. These fees are an ongoing expense and, over time, will increase the cost of your investment and may cost you more than other types of sales charges.

In addition, the distributors may make payments for distribution and/or shareholder servicing activities out of their past profits and other available sources. The distributors may also make payments to dealers for marketing, promotional or related expenses. The amount of these payments is determined by the distributors and may be substantial. The manager or an affiliate may make similar payments under similar arrangements.

The payments described in the paragraph above are often referred to as “revenue sharing payments.” The recipients of such payments may include the fund’s distributors, affiliates of the manager, broker-dealers, financial institutions and other financial intermediaries through which investors may purchase shares of the fund. In some circumstances, such payments may create an incentive for an intermediary or its employees or associated persons to recommend or sell shares of the fund to you. Please contact your financial intermediary for details about revenue sharing payments it may receive.

Legg Mason Partners Small Cap Growth Fund I         11

Transfer agent and shareholder servicing agent

PFPC Inc. serves as the fund’s transfer agent and shareholder servicing agent. The transfer agent maintains the shareholder account records for the fund, handles certain communications between shareholders and the fund and distributes dividends and distributions payable by the fund.

Recent developments

On May 31, 2005, the SEC issued an order in connection with the settlement of an administrative proceeding against Smith Barney Fund Management LLC (“SBFM”) and CGMI, relating to the appointment of an affiliated transfer agent for the Smith Barney family of mutual funds (the “Affected Funds”).

The SEC order finds that SBFM and CGMI willfully violated Section 206(1) of the Investment Advisers Act of 1940, as amended, and the rules promulgated thereunder (the “Advisers Act”). Specifically, the order finds that SBFM and CGMI knowingly or recklessly failed to disclose to the boards of the Affected Funds in 1999 when proposing a new transfer agent arrangement with an affiliated transfer agent that: First Data Investors Services Group (“First Data”), the Affected Funds’ then-existing transfer agent, had offered to continue as transfer agent and do the same work for substantially less money than before; and that Citigroup Asset Management (“CAM”), the Citigroup business unit that, at the time, included the fund’s investment manager and other investment advisory companies, had entered into a side letter with First Data under which CAM agreed to recommend the appointment of First Data as sub-transfer agent to the affiliated transfer agent in exchange for, among other things, a guarantee by First Data of specified amounts of asset management and investment banking fees to CAM and CGMI. The order also finds that SBFM and CGMI willfully violated Section 206(2) of the Advisers Act by virtue of the omissions discussed above and other misrepresentations and omissions in the materials provided to the Affected Funds’ boards, including the failure to make clear that the affiliated transfer agent would earn a high profit for performing limited functions while First Data continued to perform almost all of the transfer agent functions, and the suggestion that the proposed arrangement was in the Affected Funds’ best interests and that no viable alternatives existed.

SBFM and CGMI do not admit or deny any wrongdoing or liability. The settlement does not establish wrongdoing or liability for purposes of any other proceeding. The SEC censured SBFM and CGMI and ordered them to cease and desist from violations of Sections 206(1) and 206(2) of the Advisers Act. The order requires Citigroup to pay $208.1 million, including $109 million in disgorgement of profits, $19.1 million in interest, and a civil money penalty of $80 million. Approximately $24.4 million has already been paid to the Affected Funds, primarily through fee waivers. The remaining $183.7 million, including the penalty, has been paid to the U.S. Treasury and will be distributed pursuant to a plan submitted for the approval of the SEC. At this time, there is no certainty as to how the above-described proceeds of the settlement will be distributed, to whom such distributions will be made, the methodology by which such distributions will be allocated, and when such distributions will be made. The order also required that transfer agency fees received from the Affected Funds since December 1, 2004 less certain expenses be placed in escrow and provided that a portion of such fees might be subsequently distributed in

12         Legg Mason Partners Funds

accordance with the terms of the order. On April 3, 2006, an aggregate amount of approximately $9 million held in escrow was distributed to the Affected Funds.

The order required SBFM to recommend a new transfer agent contract to the Affected Fund boards within 180 days of the entry of the order; if a Citigroup affiliate submitted a proposal to serve as transfer agent or sub-transfer agent, SBFM and CGMI would have been required, at their expense, to engage an independent monitor to oversee a competitive bidding process. On November 21, 2005, and within the specified timeframe, the fund’s Board selected a new transfer agent for the fund. No Citigroup affiliate submitted a proposal to serve as transfer agent. Under the order, SBFM also must comply with an amended version of a vendor policy that Citigroup instituted in August 2004.

This fund is not one of the Affected Funds and therefore did not implement the transfer agent arrangement described above and therefore has not received and will not receive any portion of the distributions.

On December 1, 2005, Citigroup completed the sale of substantially all of its global asset management business, including SBFM, to Legg Mason Inc.

Legg Mason Partners Small Cap Growth Fund I         13

Choosing a class of shares to buy

Individual investors can choose among three classes of shares: Classes A, B and C shares. Institutional and retirement plan investors can choose among four classes of shares: Class C, FI, R and I (formerly Y) shares. Each class has different sales charges and expenses, allowing you to choose the class that best meets your needs. Class I shares were formerly Class Y shares and Class O shares were converted into Class Y shares and renamed Class I shares on November 20, 2006.

When choosing which class of shares to buy, you should consider:

■	How much you plan to invest
■	How long you expect to own the shares
■	The expenses paid by each class detailed in the Fee table and Example at the front of this Prospectus
■	Whether you qualify for any reduction or waiver of sales charges

If you are choosing between Class A and Class B shares, it will in almost all cases be the more economical choice for you to purchase Class A shares if you plan to purchase shares in an amount of $100,000 or more (whether in a single purchase or through aggregation of eligible holdings). This is because of the reduced sales charge available on larger investments of Class A shares and the lower ongoing expenses of Class A shares compared to Class B shares.

You may buy shares from:

■	Certain broker/dealers, financial intermediaries or financial institutions (each called a “Service Agent”)
■	The fund, but only if you are investing through certain qualified plans or Service Agents

Different types of shareholder services may be available to you under arrangements offered by different Service Agents. In addition, these services may vary depending on the share class in which you choose to invest. In making your decision regarding which share class may be best for you, please keep in mind that your Service Agent may receive different compensation depending on the share class in which you invest. Investors should consult with their Service Agent about comparative pricing of shareholder services available to them under each available share class, the compensation that will be received by their Service Agent in connection with each available share class, and other factors that may be relevant to the investor’s decision as to the best share class in which to invest.

Not all classes of shares are available through all Service Agents. You should contact your Service Agent for further information.

14         Legg Mason Partners Funds

Investment minimums

Minimum initial and additional investment amounts vary depending on the class of shares you buy and the nature of your investment account.

	Class A	Class B	Class C	Class FI	Class R	Class I
General	$500/$50	$500/$50	$500/$50	n/a	n/a	n/a

IRAs and Uniform Gifts or Transfers to Minor Accounts	$250/$50	$250/$50	$250/$50	n/a	n/a	n/a

Simple IRAs	$1/$1	$1/$1	$1/$1	n/a	n/a	n/a

Systematic Investment Plans	$25/$25	$25/$25	$25/$25	n/a	n/a	n/a

Clients of Eligible Financial Intermediaries(1)	$1/$1	$1/$1	$1/$1	None/None(2)	n/a	None/None(2)

Retirement Plans(3) with omnibus accounts held on the books of the fund	n/a(4)	n/a(4)	None/None(2)	None/None(2)	None/None(2)	None/None(2)

Other Retirement Plans(3)	$50/$50	$50/$50	$50/$50	n/a	n/a	$1Million

Institutional Investors(4)	$50/$50	$50/$50	$50/$50	n/a	n/a	$1Million/None

(1)	“Clients of Eligible Financial Intermediaries” are investors who invest in the fund through financial intermediaries that offer their clients Class A, I or FI shares through investment programs as authorized by LMIS.
(2)	Minimums may be imposed by a financial intermediary.
(3)	“Retirement Plans” include 401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit-sharing plans, non-qualified deferred compensation plans and other similar employer-sponsored retirement plans. Retirement Plans do not include individual retirement vehicles, such as traditional and Roth individual retirement accounts, Coverdell education savings accounts, individual 403(b)(7) custodial accounts, Keogh plans, SEPs, SARSEPs, SIMPLE IRAs, or Section 529 saving accounts.
(4)	“Institutional Investors” generally include corporations, banks, insurance companies, foundations, retirement plans and other similar entities with direct relationships to the fund. As of November 20, 2006, Class I shares will generally be offered only to Institutional Investors (unless a client of a financial intermediary). However, non-Institutional Investors that hold Class I shares prior to that date will continue to be permitted to make additional investments in Class I shares.

More information about the fund’s classes of shares is available through the Legg Mason Partners funds’ website. You’ll find detailed information about sales charges and ways you can qualify for reduced or waived sales charges, including:

■	the front-end sales charges that apply to the purchase of Class A shares
■	the deferred sales charges that apply to the redemption of Class B shares, Class C shares and certain Class A shares (redeemed within one year)
■	who qualifies for lower sales charges on Class A shares
■	who qualifies for a sales load waiver

Go to http://www.leggmason.com/InvestorServices and click on the name of the fund.

Legg Mason Partners Small Cap Growth Fund I         15

Comparing the fund’s classes

The following table compares key features of the fund’s classes. You should review the Fee table and Example at the front of this Prospectus carefully before choosing your share class. Your Service Agent can help you decide which class meets your goals. Your Service Agent may receive different compensation depending upon which class you choose.

	Class A	Class B	Class C	Class FI	Class R	Class I
Key features	■ Initial sales charge ■ You may qualify for reduction or waiver of initial sales charge ■ Generally lower annual expenses than Class B and Class C	■ No initial sales charge ■ Deferred sales charge declines over time ■ Converts to Class A after approximately 8 years(2) ■ Higher annual expenses than Class A	■ No initial sales charge ■ Deferred sales charge for only 1 year ■ Does not convert to Class A ■ Higher annual expenses than Class A	■ No initial or deferred sales charge ■ Only offered to clients of eligible financial intermediaries	■ No initial or deferred sales charge ■ Only offered to eligible retirement plans	■ No initial or deferred sales charge ■ Only offered to institutional and other eligible investors ■ Lower expenses than the other classes
Initial sales charge	Up to 5.75%; reduced or waived for large purchases and certain investors. No charge for purchases of $1 million or more	■ None	■ None	■ None	■ None	■ None
Deferred sales charge	1.00% on purchases of $1 million or more if you redeem within 1 year of purchase; waived for certain investors	Up to 5.00% charged when you redeem shares. The charge is reduced over time and there is no deferred sales charge after 5 years; waived for certain investors(3)	1.00% if you redeem within 1 year of purchase; waived for certain retirement plan investors	■ None	■ None	■ None

16         Legg Mason Partners Funds

	Class A	Class B	Class C	Class FI	Class R	Class I
Annual distribution and service fees	0.25% of average daily net assets	1.00% of average daily net assets	1.00% of average daily net assets	■ 0.25% of average daily net assets	■ 0.50% of average daily net assets	■ None
Exchange Privilege(1)	Class A shares of most Legg Mason Partners Funds	Class B shares of most Legg Mason Partners Funds	Class C shares of most Legg Mason Partners Funds	■ Class FI shares of applicable Legg Mason Partners Funds	■ Class R shares of applicable Legg Mason Partners Funds	■ Class I shares of most Legg Mason Partners Funds
(1)	Ask your Service Agent for the Legg Mason Partners Funds available for exchange.
(2)	Class B shares purchased prior to November 20, 2006 will convert to Class A shares approximately seven years after purchase.
(3)	Class B shares purchased prior to November 20, 2006 will continue to be subject to the deferred sales charge schedule in effect at the time such shares were purchased.

Legg Mason Partners Small Cap Growth Fund I         17

Sales charges

Class A shares

You buy Class A shares at the offering price, which is the net asset value plus a sales charge. You pay a lower sales charge as the size of your investment increases to certain levels called breakpoints. You do not pay a sales charge on the fund’s distributions or dividends you reinvest in additional Class A shares.

The table below shows the rate of sales charge you pay, depending on the amount you purchase, for purchases made on or after November 20, 2006. The table below also shows the amount of broker-dealer compensation that is paid out of the sales charge. For Class A shares sold by LMIS, LMIS will receive the sales charge imposed on purchases of Class A shares (or any deferred sales charge paid on redemptions) and will retain the full amount of such sales charge. For Class A shares sold by CGMI, CGMI will receive the sales charge imposed on purchases of Class A shares and will retain an amount equal to the broker-dealer commission paid out of the sales charge. LMIS will receive any portion not retained by CGMI. For shares sold by PFS, PFS will receive the sales charge imposed on purchases of Class A shares (or any deferred sales charge paid on redemptions) and will retain the full amount of such deferred sales charge. Service Agents (including CGMI and PFS) also will receive a fee payable on Class A shares at an annual rate of up to 0.25% of the average daily net assets represented by the Class A shares serviced by them.

Amount of investment	Sales Charge as a % of offering price	Sales Charge as a % of net amount	Broker/Dealer Commission as a % of offering price
Less than $25,000	5.75	6.10	5.00

$25,000 but less than $50,000	5.00	5.26	4.25

$50,000 but less than $100,000	4.50	4.71	3.75

$100,000 but less than $250,000	3.50	3.63	2.75

$250,000 but less than $500,000	2.50	2.56	2.00

$500,000 but less than $750,000	2.00	2.04	1.60

$750,000 but less than $1 million	1.50	1.52	1.20

$1 million or more*	0	0	up to 1.00

*	LMIS may pay a commission of up to 1.00% to a Service Agent for purchase amounts of $1 million or more. In such cases, starting in the thirteenth month after purchase, the Service Agent will also receive an annual fee of up to 0.25% of the average daily net assets represented by the Class A shares held by its clients. Prior to the thirteenth month, LMIS will retain this fee. Where the Service Agent does not receive the payment of this commission, the Service Agent will instead receive the annual fee starting immediately after purchase. In certain cases, the Service Agent may receive both a payment of the commission and the annual fee starting immediately after purchase. As of November 20, 2006, the commission of up to 1.00% will no longer be paid to Service Agents for purchases by retirement plans with a direct omnibus relationship with the fund. However, for certain retirement plans that are permitted to purchase shares at net asset value on or after this date, the Service Agent will remain eligible to receive commissions on additional Class A shares that are purchased. Please contact your Service Agent for more important information.

Investments of $1,000,000 or more

You do not pay an initial sales charge when you buy $1,000,000 or more of Class A shares. However, if you redeem these Class A shares within one year of purchase, you will pay a deferred sales charge of 1.00%.

18         Legg Mason Partners Funds

Qualifying for a reduced Class A sales charge

There are several ways you can combine multiple purchases of Class A shares of Legg Mason Partners Funds to take advantage of the breakpoints in the sales charge schedule. In order to take advantage of reductions in sales charges that may be available to you when you purchase fund shares, you must inform your Service Agent or the transfer agent if you are eligible for a letter of intent or a right of accumulation and if there are other accounts in which there are holdings eligible to be aggregated with your purchases. Certain records, such as account statements, may be necessary in order to verify your eligibility for reduced sales charges.

■	Accumulation privilege – lets you combine the current value of Class A shares of the fund with all other shares of Legg Mason Partners Funds that are owned by:
☐	you; or
☐	your spouse and children under the age of 21;

with the dollar amount of your next purchase of Class A shares for purposes of calculating the initial sales charge.

Shares of Smith Barney money market funds (other than money market fund shares acquired by exchange from other Legg Mason Partners Funds, Legg Mason Partners S&P 500 Index Fund and Class O shares of Legg Mason Partners Equity Fund, Inc. may not be combined.

If you hold shares of Legg Mason Partners Funds in accounts at two or more different Service Agents, please contact your Service Agents to determine which shares may be combined.

Certain trustees and fiduciaries may be entitled to combine accounts in determining their sales charge.

■	Letter of intent – lets you purchase Class A shares of Legg Mason Partners Funds over a 13-month period and pay the same sales charge on Class A shares, if any, as if all shares had been purchased at once. At the time you enter into the letter of intent, you select your asset goal amount. Generally, purchases of any Legg Mason Partners Fund shares that are purchased during the 13-month period by
☐	you; or
☐	your spouse and children under the age of 21

are eligible for inclusion under the letter, based on the public offering price at the time of the purchase, and any capital appreciation on those shares. You may also backdate your letter up to 90 days in which case eligible purchases made during that period will be treated as purchases made under the letter. In addition, you can include towards your asset goal amount the current value of any eligible purchases that were made prior to the date of entering into the letter of intent and are still held.

If you hold shares of Legg Mason Partners Funds in accounts at two or more different Service Agents, please contact your Service Agents to determine which shares may be combined.

Shares of Smith Barney money market funds (other than money market fund shares acquired by exchange from other Legg Mason Partners Funds offered with a sales charge and shares of those money market funds noted below), Legg Mason Partners S&P 500 Index Fund and Class O shares of Legg Mason Partners Equity Fund, Inc. may not be combined.

If you do not meet your asset goal amount, shares in the amount of any sales charges due, based on the amount of your actual purchases, will be redeemed from your account.

Legg Mason Partners Small Cap Growth Fund I         19

Waivers for certain Class A investors

Class A initial sales charges are waived for certain types of investors, including:

■	Employees of Service Agents having dealer, service or other selling agreements with the fund’s distributors
■	Investors who redeemed Class A shares of a Legg Mason Partners fund in the past 60 days, if the investor’s Service Agent is notified
■	Directors and officers of any Legg Mason-sponsored fund
■	Employees of Legg Mason and its subsidiaries

If you qualify for a waiver of the Class A initial sales charge, you must notify your Service Agent or the transfer agent at the time of purchase and provide sufficient information at the time of purchase to permit verification that the purchase qualifies for the initial sales charge waiver.

If you want to learn about additional waivers of Class A initial sales charges, contact your Service Agent, consult the SAI or visit the Legg Mason Partners Funds’ website: http://www.leggmason.com/InvestorServices and click on the name of the fund.

Class B shares

You buy Class B shares at net asset value without paying an initial sales charge. However, if you redeem your Class B shares within five years of your purchase payment, you will pay a deferred sales charge. The deferred sales charge decreases as the number of years since your purchase payment increases.

Year after purchase	1st	2nd	3rd	4th	5th	6th through 8th
Deferred sales charge	5%	4%	3%	2%	1%	0%

Class B shares purchased prior to November 20, 2006, will continue to be subject to the deferred sales charge schedule in effect at the time the shares were purchased.

LMIS will pay Service Agents other than PFS, including CGMI, selling Class B shares a commission of up to 4.00% of the purchase price of the Class B shares they sell and LMIS will retain the deferred sales charges. For Class B shares sold by PFS, PFS will pay the commission of up to 4.00% of the purchase price of the Class B shares sold by its Service Agents and will retain the deferred sales charges paid upon certain redemptions. Service Agents also receive an annual fee of up to 0.25% of the average daily net assets represented by the Class B shares serviced by them.

20         Legg Mason Partners Funds

Class B conversion

After approximately 8 years, Class B shares automatically convert into Class A shares. Class B shares purchased prior to November 20, 2006, however, will continue to automatically convert into Class A shares after 7 years. This helps you because Class A shares have lower annual expenses. Your Class B shares will convert to Class A shares as follows:

Shares issued: At initial purchase	Shares issued: On reinvestment of dividends and distributions	Shares issued: Upon exchange from another Legg Mason Partners fund
Approximately eight years after the date of purchase agreement	In the same proportion as the number of Class B shares converting is to total Class B shares you own (excluding shares issued as dividends)	On the date the shares originally acquired would have converted into Class A shares

Class C shares

You buy Class C shares at net asset value without paying an initial sales charge. However, if you redeem your Class C shares within one year of purchase, you will pay a deferred sales charge of 1.00%.

LMIS will pay Service Agents selling Class C shares (other than shares sold to omnibus accounts of retirement plans held on the books of the fund) a commission of up to 1.00% of the purchase price of the Class C shares they sell and will retain the deferred sales charges and an annual fee of up to 1% until the thirteenth month after purchase. Starting in the thirteenth month after purchase, Service Agents will then receive an annual fee of up to 1.00% of the average daily net assets represented by the Class C shares serviced by them. As of November 20, 2006, starting immediately after purchase LMIS will pay Service Agents selling Class C shares to retirement plans investing through an omnibus account held on the books of the fund an annual fee of up to 1.00% of the average daily net assets represented by the Class C shares serviced by them.

Purchases prior to September 14, 1998. Class C shares of a fund purchased prior to September 14, 1998 will continue to be subject to the deferred sales charge schedules in effect at the time such purchase was made. Shares purchased with reinvested dividend or capital gain distributions relating to shares purchased prior to September 14, 1998 will be subject to the deferred sales charge schedules in effect at the time the original shares were purchased. Shares of a fund acquired as a result of an exchange of shares purchased prior to September 14, 1998 will also be subject to the deferred sales charge schedules in effect at the time the original shares were purchased.

As of November 20, 2006, retirement plans with omnibus accounts held on the books of the fund will not be subject to a deferred sales charge on shares redeemed within one year of purchase.

Class FI shares

You buy Class FI shares at net asset value with no initial sales charge and no deferred sales charge when you redeem. Class FI shares are offered to investors who invest in the fund through financial intermediaries that offer their clients Class FI shares through investment

Legg Mason Partners Small Cap Growth Fund I         21

programs authorized by LMIS, such as (i) fee-based advisory or brokerage account programs, (ii) employee benefit plans such as 401(k), 457 or 403(b) retirement plans or (iii) college savings vehicles such as 529 plans.

LMIS may pay Service Agents selling Class FI shares an annual fee of up to 0.25% starting immediately after purchase. In addition, the fund may pay Service Agents a recordkeeping fee for performing recordkeeping services for Class FI shares.

Class R shares

You buy Class R shares at net asset value with no initial sales charge and no deferred sales charge when you redeem. Class R shares are offered only to retirement plans with accounts held on the books of the fund (either at the plan level or at the level of the financial intermediary). Retirement plans include 401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit-sharing plans, non-qualified deferred compensation plans and other similar employer-sponsored retirement plans. Retirement plans do not include individual retirement vehicles, such as traditional and Roth individual retirement accounts, Coverdell education savings accounts, individual 403(b)(7) custodial accounts, Keogh plans, SEPs, SARSEPs, SIMPLE IRAs or Section 529 saving accounts.

LMIS may pay Service Agents selling Class R shares an annual fee of up to 0.50% of the average daily net assets represented by the Class R shares serviced by them. In addition, the fund may pay Service Agents a recordkeeping fee for performing recordkeeping services for Class R shares.

Class I shares

As of November 20, 2006, Class Y shares were renamed Class I shares. You buy Class I shares at net asset value with no initial sales charge and no deferred sales charge when you redeem. Class I shares are offered to institutional investors, including corporations, banks, insurance companies, foundations, retirement plans and other similar entities, and may be offered to other investors in the discretion of a distributor. Class I shares are also offered to investors who invest in the fund through financial intermediaries that offer their clients Class I shares through investment programs as authorized by LMIS, such as (i) fee-based advisory or brokerage account programs, (ii) employee benefit plans such as 401(k), 457 or 403(b) retirement plans or (iii) college savings vehicles such as 529 plans, authorized by LMIS. Investors who held Class I shares prior to November 20, 2006 will continue to be permitted to make additional investments in Class I shares.

Investors in Class I shares (other than clients of financial intermediaries as described above) must meet the $1,000,000 minimum initial investment requirement. The $1,000,000 minimum investment amount does not apply to investors who invest in the fund through financial intermediaries that offer their clients Class I shares through investment programs, although certain investment minimums may be imposed by a financial intermediary.

22         Legg Mason Partners Funds

More about deferred sales charges

The deferred sales charge is based on the net asset value at the time of purchase or redemption, whichever is less, and therefore you do not pay a sales charge on amounts representing appreciation or depreciation.

In addition, you do not pay a deferred sales charge on:

■	Shares exchanged for shares of another Legg Mason Partners fund
■	Shares representing reinvested distributions and dividends
■	Shares no longer subject to the deferred sales charge

Each time you place a request to redeem shares, the fund will first redeem any shares in your account that are not subject to a deferred sales charge and then the shares in your account that have been held the longest.

If you redeemed shares of a Legg Mason Partners fund and paid a deferred sales charge, you may, under certain circumstances, reinvest all or part of the redemption proceeds within 60 days and receive pro rata credit for any deferred sales charge imposed on the prior redemption. Please contact your Service Agent for additional information.

LMIS receives deferred sales charges as partial compensation for their expenses in selling shares, including the payment of compensation to your Service Agent.

Deferred sales charge waivers

The deferred sales charge for each share class will generally be waived:

■	On payments made through certain systematic withdrawal plans
■	On certain distributions from a retirement plan
■	For involuntary redemptions of small account balances
■	For 12 months following the death or disability of a shareholder

If you want to learn about additional waivers of deferred sales charges, contact your Service Agent, consult the SAI or visit the Legg Mason Partners Funds’ website: http://www.leggmason.com/InvestorServices and click on the name of the fund.

Legg Mason Partners Small Cap Growth Fund I         23

Buying shares

Through a Service Agent

You should contact your Service Agent to open a brokerage account and make arrangements to buy shares.

If you do not provide the following information, your order will be rejected:

■   Class of shares being bought

■   Dollar amount or number of shares being bought

Your Service Agent may charge an annual account maintenance fee.

Through the fund

Financial intermediary accounts, retirement plan accounts and certain other investors who are client of certain Service Agents are eligible to buy shares directly from the fund.

■   Clients of a PFS Registered Representative should write to the fund at the following address:

Legg Mason Partners Funds

c/o PFPC, Inc.

P.O. Box 9662

Provident Rhode Island 02940-9662

■   For all other investors write to the fund at the following address:

Legg Mason Partners Funds

c/o PFPC, Inc.

P.O. Box 9699

Providence, Rhode Island 02940-9699

■   Enclose a check to pay for the shares. For initial purchases, complete and send an account application, available at:

■   Specify the name of the fund and the share class you wish to purchase

■   For more information, please call Legg Mason Partners Funds Shareholder Services at 800-451-2010.

Through a systematic investment plan

You may authorize a Service Agent or the transfer agent to transfer funds automatically from (i) a regular bank account, (ii) cash held in a brokerage account opened with a Service Agent or (iii) certain money market funds in order to buy shares on a regular basis.

■   Amounts transferred should be at least $25

■   Amounts may be transferred monthly, every alternate month, quarterly, semi-annually or annually

■   If you do not have sufficient funds in your account on a transfer date, your Service Agent or the transfer agent may charge you a fee

For more information, contact your Service Agent or the transfer agent or consult the SAI.

24         Legg Mason Partners Funds

Exchanging shares

Legg Mason Partners offers a distinctive family of funds tailored to help meet the varying needs of both large and small investors

You should contact your Service Agent to exchange into other Legg Mason Partners funds. Be sure to read the prospectus of the Legg Mason Partners fund into which you are exchanging. An exchange is a taxable transaction, unless you are investing through a tax-qualified savings plan or account.

■  You may exchange shares only for shares of the same class of another Legg Mason Partners fund other than shares of Legg Mason Partners S&P 500 Index fund. Not all Legg Mason Partners funds offer all classes.

■  Not all Legg Mason Partners funds may be offered in your state of residence. Contact your Service Agent or the transfer agent for further information.

■  Exchanges of Class A, B, C, FI and R shares are subject to minimum investment requirements (except for systematic investment plan exchanges), and all shares are subject to the other requirements of the fund into which exchanges are made.

■  If you hold share certificates, the transfer agent must receive the certificates endorsed for transfer or with signed stock powers (documents transferring ownership of certificates) before the exchange is effective.

■  The fund may suspend or terminate your exchange privilege if you engage in an excessive pattern of exchanges.

Waiver of additional sales charges

Your shares will not be subject to an initial sales charge at the time of the exchange.

Your deferred sales charge (if any) will continue to be measured from the date of your original purchase of shares subject to a deferred sales charge.

By telephone

If you do not have a brokerage account with a Service Agent, you may be eligible to exchange shares through the fund. You must complete an authorization form to authorize telephone transfers. If eligible, you may make telephone exchanges on any day the New York Stock Exchange (“NYSE”) is open. For clients of a PFS Registered Representative, call Primerica Shareholder Services at 800-544-5445 between 8:00 a.m. and 8:00 p.m. (Eastern time). All other shareholders should call Legg Mason Partners Shareholder Services at 800-451-2010 between 8:30 a.m. and 4:00 p.m. (Eastern time). Exchanges are priced at the net asset value next determined.

You can make telephone exchanges only between accounts that have identical registrations.

By mail	If you do not have a brokerage account, contact your Service Agent or write to the fund at the address on the following page.

Legg Mason Partners Small Cap Growth Fund I         25

Through a systematic exchange plan

You may be permitted to schedule exchanges of shares of any class of the fund for shares of the same class of any other Legg Mason Partners fund.

■  Exchanges may be made monthly, every alternate month, quarterly, semi-annually or annually

■  A predetermined dollar amount of at least $25 per exchange is required

For more information contact your Service Agent or the transfer agent.

26         Legg Mason Partners Funds

Redeeming shares

Generally

Contact your Service Agent to redeem shares of the fund.

If you hold share certificates, the transfer agent must receive the certificates endorsed for transfer or with signed stock powers (documents transferring ownership of certificates) before you may redeem.

If the shares are held by a fiduciary or corporation, other documents may be required.

Redemptions are priced at the net asset value next determined after receipt.

Your redemption proceeds will normally be sent within three business days after your request is received in good order but in any event within seven days. Your redemption proceeds may be delayed for up to ten days if your purchase was made by check.

If you have a brokerage account with a Service Agent, your redemption proceeds will be sent to your Service Agent. In other cases, unless you direct otherwise, your redemption proceeds will be paid by check mailed to your address of record.

By mail

For accounts held directly at the fund, send written requests to the fund at the applicable address:

For clients of a PFS Registered Representative, write to the following address:

Primerica Shareholder Services

c/o PFPC Inc.

P.O. Box 9662

Providence, Rhode Island 02940-9662

For all other investors, send your request to:

Legg Mason Partners Funds

c/o PFPC Inc.

P.O. Box 9699

Providence, Rhode Island 02940-9699

Your written request must provide the following:

■  The name of the fund, the class of shares to be redeemed and your account number

■  The dollar amount or number of shares to be redeemed

■  Signatures of each owner exactly as the account is registered

■  Signature guarantees, as applicable

Legg Mason Partners Small Cap Growth Fund I         27

By telephone

If you do not have a brokerage account with a Service Agent, you may be eligible to redeem shares (except those held in certain retirement plans) in amounts up to $50,000 per day through the fund. You must complete an authorization form to authorize telephone redemptions. If eligible, you may request redemptions by telephone on any day the NYSE is open. For clients of a PFS Registered Representative, call Primerica Shareholder Services at 800-544-5445 between 8:00 a.m. and 8:00 p.m. (Eastern time). All other shareholders should call Legg Mason Partners Shareholder Services at 800-451-2010 between 8:30 a.m. and 4:00 p.m. (Eastern time).

Your redemption proceeds can be sent by check to your address of record or by wire or electronic transfer (ACH) to a bank account designated on your authorization form. You must submit a new authorization form to change the bank account designated to receive wire or electronic transfers and you may be asked to provide certain other documents. The transfer agent may charge a fee on a wire or an electronic transfer (ACH).

Automatic cash withdrawal plans

You can arrange for the automatic redemption of a portion of your shares monthly, every alternate month, quarterly, semi-annually or annually. To qualify you must own shares of the fund with a value of at least $10,000 ($5,000 for retirement plan accounts) and each automatic redemption must be at least $50. If your shares are subject to a deferred sales charge, the sales charge will be waived if your automatic payments are equal to or less than 12.00% annually or 2.00% monthly of your account balances on the date the withdrawals commence.

The following conditions apply:

■  Your shares must not be represented by certificates

■  All dividends and distributions must be reinvested

For more information, contact your Service Agent or consult the SAI.

28         Legg Mason Partners Funds

Other things to know about transactions

When you buy, exchange or redeem shares, your request must be in good order. This means you have provided the following information, without which your request will not be processed:

■	Name of the fund
■	Your account number
■	Class of shares being bought, and if you own more than one class, the class of shares being exchanged or redeemed
■	Dollar amount or number of shares being bought, exchanged or redeemed
■	Signature of each owner exactly as the account is registered

The fund’s transfer agent or Shareholder Services will employ reasonable procedures to confirm that any telephone exchange or redemption request is genuine, which may include asking the caller to provide certain personal identification information, sending you a written confirmation or requiring other confirmation procedures from time to time. If these procedures are followed, neither the fund nor its agents will bear any liability for such transactions.

Signature guarantees

To be in good order, your redemption request must include a signature guarantee if you:

■	Are redeeming over $50,000
■	Are sending signed share certificates or stock powers to the transfer agent
■	Instruct the transfer agent to mail the check to an address different from the one on your account
■	Changed your account registration or your address within 30 days
■	Want the check paid to someone other than the account owner(s)
■	Are transferring the redemption proceeds to an account with a different registration

You can obtain a signature guarantee from most banks, dealers, brokers, credit unions and federal savings and loan institutions, but not from a notary public.

The fund has the right to:

■	Suspend the offering of shares
■	Waive or change minimum and additional investment amounts
■	Reject any purchase or exchange order
■	Change, revoke or suspend the exchange privilege
■	Suspend telephone transactions
■	Suspend or postpone redemptions of shares on any day when trading on the NYSE is restricted, or as otherwise permitted by the SEC
■	Pay redemption proceeds by giving you securities. You may pay transaction costs to dispose of the securities

Small account balances/Mandatory redemptions

If at any time the aggregate value of the fund shares in your account is less than $500 for any reason (including solely due to declines in net asset value and/or failure to invest at least $500 within a reasonable period), the fund reserves the right to ask you to bring your account up to the applicable minimum investment amount as determined by your Service

Legg Mason Partners Small Cap Growth Fund I         29

Agent. In such case you shall be notified in writing and will have 60 days to make an additional investment to bring your account value up to the required level. If you choose not to do so within this 60-day period, the fund may close your account and send you the redemption proceeds. In the event your account is closed due to a failure to increase your balance to the minimum required amount, you will not be eligible to have your account subsequently reinstated without imposition of any sales charges that may apply to your new purchase. The fund may, with prior notice, change the minimum size of accounts subject to the mandatory redemption, which may vary by class, or implement fees for small accounts.

Subject to applicable law, the fund may, with prior notice, adopt other policies from time to time requiring mandatory redemptions of shares in certain circumstances.

For more information, contact your Service Agent or the transfer agent or consult the SAI.

Frequent purchases and redemptions of fund shares

Frequent purchases and redemptions of mutual fund shares may interfere with the efficient management of a fund’s portfolio by its portfolio manager, increase portfolio transaction costs, and have a negative effect on a fund’s long-term shareholders. For example, in order to handle large flows of cash into and out of a fund, the portfolio manager may need to allocate more assets to cash or other short-term investments or sell securities, rather than maintaining full investment in securities selected to achieve the fund’s investment objective. Frequent trading may cause a fund to sell securities at less favorable prices. Transaction costs, such as brokerage commissions and market spreads, can detract from the fund’s performance. In addition, the return received by long-term shareholders may be reduced when trades by other shareholders are made in an effort to take advantage of certain pricing discrepancies, when, for example, it is believed that the fund’s share price, which is determined at the close of the NYSE on each trading day, does not accurately reflect the value of the fund’s portfolio securities. Funds investing in foreign securities have been particularly susceptible to this form of arbitrage, but other funds could also be affected.

Because of the potential harm to the fund and its long-term shareholders, the Board of Directors of the fund has approved policies and procedures that are intended to discourage and prevent excessive trading and market timing abuses through the use of various surveillance techniques. Under these policies and procedures, the fund may limit additional exchanges or purchases of fund shares by shareholders who are believed by the manager to be engaged in these abusive trading activities. The intent of the policies and procedures is not to inhibit legitimate strategies, such as asset allocation, dollar cost averaging, or similar activities that may nonetheless result in frequent trading of fund shares. For this reason, the Board has not adopted any specific restrictions on purchases and sales of fund shares, but the fund reserves the right to reject any exchange or purchase of fund shares with or without prior notice to the account holder. In cases where surveillance of a particular account establishes what the manager believes to be obvious market timing, the manager will seek to block future purchases and exchanges of fund shares by that account. Where surveillance of a particular account indicates activity that the manager believes could be either abusive or for legitimate purposes, the fund may permit the account holder to justify the activity.

30         Legg Mason Partners Funds

The policies apply to any account, whether an individual account or accounts with financial intermediaries such as investment advisers, broker dealers or retirement plan administrators, commonly called omnibus accounts, where the intermediary holds fund shares for a number of its customers in one account. The fund’s distributors have entered into agreements with intermediaries requiring the intermediaries to provide certain information to help identify frequent trading activity and to prohibit further purchases or exchanges by a shareholder identified as having engaged in frequent trading.

The fund’s policies also require personnel such as portfolio managers and investment staff to report any abnormal or otherwise suspicious investment activity, and prohibits short-term trades by such personnel for their own account in mutual funds managed by the manager and its affiliates, other than money market funds. Additionally, the fund has adopted policies and procedures to prevent the selective release of information about the fund’s portfolio holdings, as such information may be used for market-timing and similar abusive practices.

The fund’s policies provide for ongoing assessment of the effectiveness of current policies and surveillance tools, and the fund’s Board reserves the right to modify these or adopt additional policies and restrictions in the future. Shareholders should be aware, however, that any surveillance techniques currently employed by the fund or other techniques that may be adopted in the future, may not be effective. As noted above, if the fund is unable to detect and deter trading abuses, the fund’s performance, and its long-term shareholders, may be harmed. In addition, because the fund has not adopted any specific limitations or restrictions on the trading of fund shares, shareholders may be harmed by the extra costs and portfolio management inefficiencies that result from frequent trading of fund shares, even when the trading is not for abusive purposes. The fund will provide advance notice to shareholders and prospective investors of any specific restrictions on the trading of fund shares that the Board may adopt in the future.

Share certificates

Share certificates will no longer be issued. If you currently hold share certificates, such certificates will continue to be honored. If you would like to return your share certificate to the fund and hold your shares in uncertificated form, please contact your Service Agent or the transfer agent.

Record ownership

If you hold shares through a Service Agent, your Service Agent may establish and maintain your account and be the shareholder of record. In the event that the fund holds a shareholder meeting your Service Agent, as record holder, will vote your shares in accordance with your instructions. If you do not give your Service Agent voting instructions, your Service Agent may nonetheless, under certain circumstances, be entitled to vote your shares.

Legg Mason Partners Small Cap Growth Fund I         31

Dividends, distributions and taxes

Dividends and distributions

The fund generally pays dividends and makes capital gain distributions, if any, once a year, typically in December. The fund may pay additional distributions and dividends at other times if necessary for the fund to avoid a federal tax. The fund expects distributions to be primarily from capital gains. Unless otherwise directed, capital gain distributions and dividends are reinvested in additional fund shares of the same class you hold. You do not pay a sales charge on reinvested distributions or dividends. Alternatively, you can instruct your Service Agent or the transfer agent to have your distributions and/or dividends paid in cash. You can change your choice at any time to be effective as of the next distribution or dividend.

Taxes

In general, redeeming shares, exchanging shares and receiving dividends and distributions (whether in cash or additional shares) are all taxable events. The following table summarizes the tax status to you of certain transactions related to the fund.

Transaction	Federal income tax status
Redemption or exchange of shares	Usually capital gain or loss; long-term only if shares owned more than one year

Long-term capital gain distributions	Long-term capital gain

Dividends (including distributions of net short-term capital gain)	Ordinary income (except in the case of dividends attributable to “qualified dividend income”, as discussed below)

Distributions attributable to short-term capital gains are treated as dividends, taxable as ordinary income. Dividends and long-term capital gain distributions are taxable whether received in cash or reinvested in fund shares.

Long-term capital gain distributions are taxable to you as long-term capital gain regardless of how long you have owned your shares. You may want to avoid buying shares when the fund is about to declare a capital gain distribution or a dividend, because it will be taxable to you even though it may actually be a return of a portion of your investment. Although dividends (including dividends from short-term capital gains) are generally taxable as ordinary income, individual shareholders who satisfy certain holding period and other requirements are taxed on such dividends at long-term capital gain rates to the extent the dividends are attributable to “qualified dividend income” received by the fund. “Qualified dividend income” generally consists of dividends received from U.S. corporations (other than dividends from tax exempt organizations and certain dividends from real estate investment trusts and regulated investment companies) and certain foreign corporations.

After the end of each year, your servicing agent or the fund will provide you with information about the distributions and dividends you received and any redemptions of shares during the previous year. If you do not provide the fund with your correct taxpayer identification number and any required certifications, you may be subject to back-up withholding on your distributions, dividends and redemption proceeds. Because each

32         Legg Mason Partners Funds

shareholder’s circumstances are different and special tax rules may apply, you should consult your tax adviser about your investment in the fund.

The above discussion is applicable to shareholders who are U.S. persons. If you are a non-U.S. person, please consult your own tax adviser with respect to the U.S. tax consequences to you of an investment in the portfolio.

Legg Mason Partners Small Cap Growth Fund I         33

Share price

You may buy, exchange or redeem shares at their net asset value next determined after receipt of your request in good order, plus any applicable sales charge. The fund’s net asset value per share is the value of its assets minus its liabilities divided by the number of shares outstanding. Net asset value is calculated separately for each class of shares. The fund calculates its net asset value every day the NYSE is open. This calculation is done when regular trading closes on the NYSE (normally 4:00 p.m., Eastern time). The NYSE is closed on certain holidays listed in the SAI.

The Board has approved procedures to be used to value the fund’s securities for the purposes of determining the fund’s net asset value. The valuation of the securities of the fund is determined in good faith by or under the direction of the Board. The Board has delegated certain valuation functions for the fund to the manager.

The fund generally values its securities based on market prices determined at the close of regular trading on the NYSE. The fund’s currency valuations, if any, are done as of when the London stock exchange closes, which is usually at 12 noon Eastern time. For equity securities that are traded on an exchange, the market price is usually the closing sale or official closing price on that exchange. In the case of securities not traded on an exchange, or if such closing prices are not otherwise available, the market price is typically determined by independent third party pricing vendors approved by the Board using a variety of pricing techniques and methodologies. The market price for debt obligations is generally the price supplied by an independent third party pricing service approved by the Board, which may use a matrix, formula or other objective method that takes into consideration market indices, yield curves and other specific adjustments. Short-term debt obligations that will mature in 60 days or less are valued at amortized cost, unless it is determined that using this method would not reflect an investment’s fair value. If vendors are unable to supply a price, or if the price supplied is deemed by the manager to be unreliable, the market price may be determined using quotations received from one or more brokers/dealers that make a market in the security. When such prices or quotations are not available, or when the manager believes that they are unreliable, the manager may price securities using fair value procedures approved by the Board. The fund may also use fair value procedures if the manager determines that a significant event has occurred between the time at which a market price is determined and the time at which the fund’s net asset value is calculated. In particular, the value of foreign securities may be materially affected by events occurring after the close of the market on which they are valued, but before the fund prices its shares. The fund uses a fair value model developed by an independent third party pricing service to price foreign equity securities on days when there is a certain percentage change in the value of a domestic equity security index, as such percentage may be determined by the manager from time to time.

Valuing securities at fair value involves greater reliance on judgment than valuation of securities based on readily available market quotations. A fund that uses fair value to price securities may value those securities higher or lower than another fund using market quotations or its own fair value methodologies to price the same securities. There can be no assurance that the fund could obtain the fair value assigned to a security if it were to sell the security at approximately the time at which the fund determines its net asset value.

34         Legg Mason Partners Funds

A fund may invest in securities that are listed on foreign exchanges that trade on weekends and other days when the fund does not price its shares. Therefore, the value of a fund’s shares may change on days when you will not be able to purchase or redeem the fund’s shares.

In order to buy, redeem or exchange shares at that day’s price, you must place your order with your Service Agent or the transfer agent before the NYSE closes. If the NYSE closes early, you must place your order prior to the actual closing time. Otherwise, you will receive the next business day’s price.

It is the responsibility of the Service Agents to transmit all orders to buy, exchange or redeem shares to the transfer agent on a timely basis.

Legg Mason Partners Small Cap Growth Fund I         35

Financial highlights

The financial highlights tables are intended to help you understand the performance of each class for the past five years. Certain information reflects financial results for a single share. Total return represents the rate that a shareholder would have earned (or lost) on a fund share assuming reinvestment of all dividends and distributions. The information for the year ended December 31, 2005 has been derived from the fund’s financial statements, which have been audited by             , an independent registered public accounting firm, whose report, along with the fund’s financial statements, is included in the annual report (available upon request). The financial statements containing information for each of the periods ended on or prior to December 31, 2004 in the following table were audited by another independent registered public accounting firm.

As of November 20, 2006, Class O shares were converted into Class Y shares, and Class Y shares of the fund were renamed Class I shares.

Financial highlights for Class FI and Class R shares are not provided as these classes have not commenced operations as of the date of this Prospectus.

For a Class A share(1) of capital stock outstanding throughout each year ended December 31:

	2005	2004	2003	2002	2001
Net asset value, beginning of year	$15.50	$13.45	$8.91	$13.29	$14.23

Income (loss) from operations:
Net investment income (loss)	(0.03)	(0.02)	(0.07)	0.02	0.02
Net realized and unrealized gain (loss)	0.78	2.07	4.61	(4.39)	(0.96)

Total income (loss) from operations	0.75	2.05	4.54	(4.37)	(0.94)

Less distributions from:
Net realized gains	(1.27)	—	—	(0.01)	—

Total distributions	(1.27)	—	—	(0.01)	—

Net asset value, end of year	$14.98	$15.50	$13.45	$8.91	$13.29

Total return(2)	4.82%	15.24%	50.95%	(32.90)%	(6.61)%

Net assets, end of year (000s)	$366,133	$327,973	$261,492	$151,393	$198,068

Ratios to average net assets:
Gross Expenses	1.15%	1.21%	1.29%	1.18%	1.30%
Net Expenses	1.15	1.21 (3)	1.29	0.91 (3)	1.30
Net investment income (loss)	(0.23)	(0.13)	(0.65)	0.20	0.15

Portfolio turnover rate	117%	130%	143%	84%	97%

(1)	Per share amounts have been calculated using the average shares method.
(2)	Performance figures may reflect voluntary fee waivers and/or expense reimbursements. Past performance is no guarantee of future results. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would have been lower. Total returns for periods of less than one year are not annualized.
(3)	The investment manager voluntarily waived a portion of its fees. Fee waivers are voluntary and may be reduced or terminated at any time.

36         Legg Mason Partners Funds

For a Class B share(1) of capital stock outstanding throughout each year ended December 31:

	2005	2004	2003	2002	2001
Net asset value, beginning of year	$14.55	$12.74	$8.51	$12.82	$13.85

Income (loss) from operations:
Net investment income (loss)	(0.18)	(0.13)	(0.14)	(0.08)	(0.07)
Net realized and unrealized gain (loss)	0.74	1.94	4.37	(4.22)	(0.96)

Total income (loss) from operations	0.56	1.81	4.23	(4.30)	(1.03)

Less distributions from:
Net realized gains	(1.27)	—	—	(0.01)	—

Total distributions	(1.27)	—	—	(0.01)	—

Net asset value, end of year	$13.84	$14.55	$12.74	$8.51	$12.82

Total return(2)	3.82%	14.21%	49.71%	(33.56)%	(7.44)%

Net assets, end of year (000s)	$27,349	$33,608	$40,560	$45,653	$77,964

Ratios to average net assets:
Gross Expenses	2.17%	2.09%	2.13%	2.14%	2.14%
Net Expenses	2.17	2.09 (3)	2.13	1.87 (3)	2.14
Net investment income (loss)	(1.26)	(1.02)	(1.43)	(0.76)	(0.59)

Portfolio turnover rate	117%	130%	143%	84%	97%

(1)	Per share amounts have been calculated using the average shares method.
(2)	Performance figures may reflect voluntary fee waivers and/or expense reimbursements. Past performance is no guarantee of future results. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would have been lower. Total returns for periods of less than one year are not annualized.
(3)	The investment manager voluntarily waived a portion of its fees. Fee waivers are voluntary and may be reduced or terminated at any time.

Legg Mason Partners Small Cap Growth Fund I         37

For a Class C share(1)(4) of capital stock outstanding throughout each year ended December 31:

	2005	2004	2003	2002	2001
Net asset value, beginning of year	$14.66	$12.83	$8.57	$12.86	$13.88

Income (loss) from operations:
Net investment income (loss)	(0.16)	(0.12)	(0.15)	(0.05)	(0.08)
Net realized and unrealized gain (loss)	0.74	1.95	4.41	(4.23)	(0.94)

Total income (loss) from operations	0.58	1.83	4.26	(4.28)	(1.02)

Less distributions from:
Net realized gains	(1.27)	—	—	(0.01)	—
Total distributions	(1.27)	—	—	(0.01)	—

Net asset value, end of year	$13.97	$14.66	$12.83	$8.57	$12.86

Total return(2)	3.93%	14.26%	49.71%	(33.30)%	(7.35)%

Net assets, end of year (000s)	$54,994	$59,196	$52,044	$32,369	$27,288

Ratios to average net assets:
Gross Expenses	2.04%	2.01%	2.06%	1.89%	2.07%
Net Expenses	2.04	2.01 (3)	2.06	1.61 (3)	2.07
Net investment income (loss)	(1.12)	(0.94)	(1.43)	(0.50)	(0.67)

Portfolio turnover rate	117%	130%	143%	84%	97%

(1)	Per share amounts have been calculated using the average shares method.
(2)	Performance figures may reflect voluntary fee waivers and/or expense reimbursements. Past performance is no guarantee of future results. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would have been lower. Total returns for periods of less than one year are not annualized.
(3)	The investment manager voluntarily waived a portion of its fees. Fee waivers are voluntary and may be reduced or terminated at any time.
(4)	On April 29, 2004, Class 2 shares were renamed as Class C shares.

38         Legg Mason Partners Funds

For a Class I share(2) of capital stock outstanding throughout each year ended December 31:

	2005	2004(4)
Net asset value, beginning of year	$15.51	$13.99

Income (loss) from operations:
Net investment income (loss)	0.02	0.01
Net realized and unrealized gain (loss)	0.78	1.51

Total income (loss) from operations	0.80	1.52

Less distributions from:
Net realized gains	(1.27)	—

Total distributions	(1.27)	—

Net asset value, end of year	$15.04	$15.51

Total return(3)	5.14%	10.90%

Net assets, end of year (000s)	$67,685	$58,197

Ratios to average net assets:
Gross Expenses	0.81%	0.88	%(5)
Net Expenses	0.81	0.88	(5)
Net investment income (loss)	0.12	0.38	(5)

Portfolio turnover rate	117%	130%

(1)	As of November 20, 2006, Class O shares were converted into Class Y shares, and Class Y shares were renamed Class I shares.
(2)	Per share amounts have been calculated using the average shares method.
(3)	Performance figures may reflect voluntary fee waivers and/or expense reimbursements. Past performance is no guarantee of future results. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would have been lower. Total returns for periods of less than one year are not annualized.
(4)	For the period November, 2004 (inception date) to December 31, 2004.
(5)	Annualized.

Legg Mason Partners Small Cap Growth Fund I         39

(Investment Company file No. 811-06087) FD[            ]

Legg Mason Partners Small Cap Growth Fund I

A series of Legg Mason Partners Series Funds, Inc.

You may visit the fund’s website at http://www.leggmason.com/InvestorServices for a free copy of a prospectus, statement of additional information (“SAI”) or an annual or semi-annual report, or to request other information.

Shareholder reports Annual and semi-annual reports to shareholders provide additional information about the fund’s investments. These reports discuss the market conditions and investment strategies that significantly affected the fund’s performance during its last fiscal year.

The fund sends only one report to a household if more than one account has the same address. Contact your Service Agent or the transfer agent if you do not want this policy to apply to you.

Statement of additional information The SAI provides more detailed information about the fund and is incorporated by reference into (is legally a part of) this prospectus.

You can make inquiries about the fund or obtain shareholder reports or the SAI (without charge) by contacting your Service Agent, by calling Shareholder Services at 800-451-2010 (or for clients of a PFS Investments Inc. Registered Representative, call Primerica Legg Mason Partners Shareholders Services at 800-544-5445) or by writing to the fund at 125 Broad Street, New York, NY, 10004.

Information about the fund (including the SAI) can be reviewed and copied at the Securities and Exchange Commission’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling the Securities and Exchange Commission at 1-800-SEC-0330. Reports and other information about the fund are available on the EDGAR Database on the Securities and Exchange Commission’s Internet site at http://www.sec.gov. Copies of this information may be obtained for a duplicating fee by electronic request at the following E-mail address: publicinfo@sec.gov, or by writing to the Securities and Exchange Commission’s Public Reference Section, Washington, D.C. 20549-0102.

If someone makes a statement about the fund that is not in this prospectus, you should not rely upon that information. Neither the fund nor the distributors are offering to sell shares of the fund to any person to whom the fund may not lawfully sell its shares.

May 1, 2006, as amended November     , 2006

STATEMENT OF ADDITIONAL INFORMATION

LEGG MASON PARTNERS SERIES FUNDS, INC.

Legg Mason Partners Global High Yield Bond Fund

Legg Mason Partners Short/Intermediate U.S. Government Fund

Legg Mason Partners Small Cap Growth Fund I

125 Broad Street

New York, New York 10004

(800) 725-6666

This Statement of Additional Information (“SAI”) is not a Prospectus and is meant to be read in conjunction with the Prospectus of Legg Mason Partners Series Funds, Inc. (the “Company”) for Legg Mason Global High Yield Bond Fund (“High Yield Bond Fund”), Legg Mason Partners Short/Intermediate U.S. Government Fund (“U.S. Government Fund”) and Legg Mason Partners Small Cap Growth Fund I (“Small Cap Growth Fund”) (each, a “fund” and collectively, the “funds”), each dated                     , 2006, and as amended or supplemented from time to time, and is incorporated by reference in its entirety into each of the Prospectus. Additional information about a fund’s investments is available in the fund’s annual and semi-annul report to shareholders. These reports contain information which is incorporated herein by reference. Each fund’s Prospectus and copies of these report may be obtained free of charge by contacting a broker-dealer, financial intermediary or financial institution that has entered into an agreement with the fund’s distributors or a distributor’s financial consultants (each, a “service agent”) or by writing or calling the Company at the address or telephone number set forth above. Legg Mason Investor Services, LLC (“LMIS”), a wholly-owned broker-dealer subsidiary of Legg Mason, Inc. (“Legg Mason”) and Citigroup Global Markets Inc. (“CGMI”) serve as the funds’ distributors. In addition, PFS Investments Inc. (“PFS”) serves as Small Cap Growth Fund’s distributor.

“Smith Barney” and “Salomon Brothers” are service marks of Citigroup, licensed for use by Legg Mason as the names of funds and investment advisers. Legg Mason and its affiliates, as well as the fund’s investment manager, are not affiliated with Citigroup.

THIS SAI IS NOT A PROSPECTUS AND IS AUTHORIZED FOR DISTRIBUTION TO PROSPECTIVE INVESTORS ONLY IF PRECEDED OR ACCOMPANIED BY AN EFFECTIVE PROSPECTUS.

INVESTMENT OBJECTIVES AND MANAGEMENT POLICIES

The prospectuses discuss the investment objectives of each of the funds and the policies it employs to achieve its objectives. The following discussion supplements the description of a fund’s investment policies in its prospectus. Legg Mason Partners Fund Advisor, LLC (“LMPFA” or the “manager”) serves as investment manager to the funds. ClearBridge Advisers, LLC (“ClearBridge” or the “subadviser”) serves as the subadviser to Small Cap Growth Fund. Western Asset Management Company (“Western Asset” or the “subadviser”) serves as the subadviser to High Yield Bond Fund and U.S. Government Fund. References in this SAI to a fund’s subadviser mean the subadviser to the particular fund referenced as described above.

The investment objective of each fund may not be changed without the approval of the holders of a majority of each fund’s shares. The Company has called a meeting of each fund’s shareholders to consider several proposals. If approved by the shareholders, each fund’s investment objective may be changed without shareholder approval. There can be no assurance that a fund will achieve its investment objective.

Each fund is a series of an open-end, management investment company, known as a mutual fund. Each fund is a diversified fund, which means that with respect to 75% of its total assets, the fund will not invest more than 5% of its assets in the securities of any single issuer or hold more than 10% of the outstanding voting securities of any single issuer (other than, in each case, securities issued or guaranteed by the U.S. government, its agencies or instrumentalities).

High Yield Bond Fund

The High Yield Bond Fund invests, under normal market conditions, at least 80% of its assets in high yield bonds and related investments. Certain of the high yield securities purchased by the fund may be rated as low as “C” by Moody’s or “D” by S&P or Fitch, or determined by SBAM to be comparable to securities so rated. The lower-rated bonds in which the fund may invest are commonly referred to as “junk bonds.” The fund may also invest up to 35% of its total assets in sovereign debt issued by emerging market governmental entities or agencies. The fund may also invest to a limited extent in distressed debt securities.

The fund may also invest in zero coupon securities and PIK bonds, which involve special risk considerations.

The fund may invest a portion of its assets in loan participations and assignments.

The fund may invest up to 20% of its assets in common stock, convertible securities, warrants, preferred stock or other equity securities when consistent with the fund’s objectives. The fund will generally hold such equity investments as a result of purchases of unit offerings of fixed-income securities which include such securities or in connection with an actual or proposed conversion or exchange of fixed-income securities, but may also purchase equity securities not associated with fixed-income securities when, in the opinion of SBAM, such purchase is appropriate.

In order to maintain liquidity, the fund may invest up to 20% of its assets in high-quality short-term money market instruments. Such instruments may include U. S. government obligations; commercial paper of issuers rated, at the time of purchase, A-2 or better by S&P or P-2 or better by Moody’s or which, in Western Asset’s determination, are of comparable quality; certificates of deposit, banker’s acceptances or time deposits of U.S. banks with total assets of at least $1 billion (including obligations of foreign branches of such banks) and of the 75 largest foreign commercial banks in terms of total assets (including domestic branches of such banks), and repurchase agreements with respect to such obligations. For temporary defensive purposes, the fund may invest without limit in such instruments. To the extent the fund assumes a defensive position, it will not be pursuing its investment objective.

The fund may enter into repurchase agreements and reverse repurchase agreements, may purchase securities on a firm commitment basis, including when-issued securities, and may make loans of portfolio securities.

The fund may invest up to 10% of the value of its total assets in illiquid securities, including securities for which there is a limited trading market or which are restricted securities. The fund may purchase Rule 144A securities, including such securities for which there is a secondary market of “qualified institutional buyers,” as defined in Rule 144A under the 1933 Act. The fund’s holdings of Rule 144A securities which are liquid securities will not be subject to the 10% limitation on investments in illiquid securities.

As a hedge against either a decline in the value of securities included in the fund’s portfolio or against an increase in the price of securities which it plans to purchase, in order to preserve or maintain a return or spread on a particular investment or portion of its portfolio or to achieve a particular return on cash balances, or in order to increase income or gain, the fund may use all of the various investment strategies referred to under “—Derivatives.”

Small Cap Growth Fund

The Small Cap Growth Fund invests primarily in equity securities of smaller market capitalization companies. Under normal circumstances, the fund invests at least 80% of its assets in these securities and related investments. The fund considers small capitalization companies to be companies with market capitalization values not exceeding (i) $3 billion or (ii) the highest month-end market capitalization value of any stock in the Russell 2000 Index for the previous 12 months, whichever is greater. Securities of companies whose market caps no longer meet this definition after purchase by the fund are still considered to be securities of Small capitalization companies for purposes of the fund’s 80% investment policy. The fund also may invest up to 20% of its total assets in equity securities of foreign issuers.

The fund may invest up to 20% of its assets in non-convertible bonds, notes and other debt obligations when CAM N.A. believes that their total return potential equals or exceeds the potential return of equity securities. For long-term debt obligations, this includes securities that are rated Baa or better by Moody’s or BBB or better by S&P or Fitch or that are not rated but are considered by CAM N.A. to be of equivalent quality. See Appendix B to this SAI for a description of such ratings.

To meet operating expenses, to serve as collateral in connection with certain investment techniques and to meet anticipated redemption requests, the fund will generally hold a portion of its assets in short-term fixed-income securities (U.S. government obligations or investment grade debt securities) or cash or cash equivalents. As described below, short-term investments may include repurchase agreements with banks or broker/dealers. When SBAM deems it appropriate, for temporary defensive purposes due to economic or market conditions, the fund may invest without limitation in fixed-income securities or hold assets in cash or cash equivalents. To the extent the fund assumes a defensive position, it will not be pursuing its investment objective of capital growth.

The fund may enter into repurchase agreements, reverse repurchase agreements, may purchase securities on a firm commitment basis, including when-issued securities, and may make loans of portfolio securities. The fund may engage in short sales of securities against the box if it contemporaneously owns or has the right to obtain at no additional cost securities identical to those being sold short. The fund may also invest in other investment companies.

The fund may invest up to 15% of the value of its total assets in illiquid securities, such as restricted securities and securities that are not readily marketable. The fund may purchase Rule 144A securities, including such securities for which there is a secondary market of “qualified institutional buyers,” as defined in Rule 144A under the 1933 Act. The fund’s holdings of Rule 144A securities which are liquid securities will not be subject to the 15% limitation on investments in illiquid securities.

The fund may invest in derivatives contracts, including futures contracts. While the fund does not use derivatives as a primary investment technique, the fund will not limit their use to hedging, and will use derivatives for a variety of purposes, including as a substitute for buying and selling securities and to increase its return as a non-hedging strategy that may be considered speculative.

U.S. Government Fund

The U.S. Government Fund seeks to attain its objective by investing, under normal circumstances, substantially all of its assets in U.S. government obligations, including debt obligations and mortgage-backed securities issued or guaranteed by the U.S. government, its agencies or instrumentalities and related investments. The securities in which the fund may invest are:

(1) U.S. Treasury obligations;

(2) U.S. government obligations issued or guaranteed by agencies or instrumentalities of the U.S. government which are backed by their own credit and may not be backed by the full faith and credit of the U.S. government;

(3) mortgage-backed securities guaranteed by the Government National Mortgage Association (“GNMA”), popularly known as “Ginnie Maes,” that are supported by the full faith and credit of the U.S. government. Such securities entitle the holder to receive all interest and principal payments due whether or not payments are actually made on the underlying mortgages;

(4) mortgage-backed securities guaranteed by agencies or instrumentalities of the U.S. government which are supported by their own credit but not the full faith and credit of the U.S. government, such as the Federal Home Loan Mortgage Corporation (“FHLMC”) and the Federal National Mortgage Association (“FNMA”), commonly known as “Fannie Maes”;

(5) collateralized mortgage obligations issued by private issuers for which the underlying mortgage-backed securities serving as collateral are backed: (i) by the credit alone of the U.S. government agency or instrumentality which issues or guarantees the mortgage-backed securities; or (ii) by the full faith and credit of the U.S. government;

(6) repurchase agreements collateralized by any of the above; and

(7) derivative contracts (such as futures and options) relating to any of the above.

Any guarantee of the securities in which the fund invests runs only to principal and interest payments on the securities and not to the market value of such securities or the principal and interest payments on the underlying mortgages. In addition, the guarantee only runs to the portfolio securities held by the fund and not to the purchase of shares of the fund. Neither the issuance by nor the guarantee of a U.S. government agency for a security constitutes assurance that the security will not significantly fluctuate in value or that the fund will receive the originally anticipated yield on the security. In addition, to the extent that the guarantee is not backed by the full faith and credit of the U.S. government, there is no assurance that the agency issuing the guarantee will be able to honor its obligations. Investors should note that shares of the fund are neither insured nor guaranteed by the U.S. government, its agencies or instrumentalities.

From time to time, a significant portion of the fund’s assets may be invested in mortgage-backed securities. The mortgage-backed securities in which the fund invests represent participating interests in pools of fixed rate and adjustable rate residential mortgage loans issued or guaranteed by agencies or instrumentalities of the U.S. government. Mortgage-backed securities are issued by lenders such as mortgage bankers, commercial banks, and savings and loan associations. Mortgage-backed securities generally provide monthly payments which are, in effect, a “pass-through” of the monthly interest and principal payments (including any prepayments) made by the individual borrowers on the pooled mortgage loans. Principal prepayments result from the sale of the underlying property or the refinancing or foreclosure of underlying mortgages, as well as scheduled and unscheduled payments of principal of the underlying mortgages.

The fund currently expects that it will maintain an average portfolio effective duration of between one and a half and four and a half years. Duration is an approximate measure of the sensitivity of the value of a fixed income security to changes in interest rates. In general, the percentage change in a fixed income security’s value in response to changes in interest rates is a function of that security’s duration multiplied by the percentage point change in interest rates. The fund may, however, invest in securities of any maturity or effective duration and accordingly, the composition and weighted average maturity of the fund’s portfolio will vary from time to time, based upon SBAM’s determination of how best to achieve the fund’s investment objective. With respect to mortgage-backed securities in which the fund invests, average maturity and duration are determined by using mathematical models that incorporate prepayment assumptions and other factors that involve estimates of future economic parameters. These estimates may vary from actual results, particularly during periods of extreme market volatility. In addition, the average maturity and duration of mortgage-backed derivative securities may not accurately reflect the price volatility of such securities under certain market conditions.

The yield of the mortgage securities is based on the prepayment rates experienced over the life of the security. Prepayments tend to increase during periods of falling interest rates, while during periods of rising interest rates prepayments will most likely decline. Reinvestment by the fund of scheduled principal payments and unscheduled prepayments may occur at higher or lower rates than the original investment, thus affecting the yield of the fund. Monthly interest payments received by the fund have a compounding effect which will increase the yield to shareholders as compared to debt obligations that pay interest semiannually.

While the fund seeks a high level of current income, it cannot invest in instruments such as lower grade corporate obligations which offer higher yields but are subject to greater credit risks.

The fund may enter into repurchase agreements and reverse repurchase agreements, may purchase securities on a firm commitment basis, including when-issued securities, and may make loans of portfolio securities. The fund does not currently intend to make loans of portfolio securities with a value in excess of 33% of the value of its total assets. The fund may also enter into mortgage “dollar rolls.”

The fund may invest up to 15% of the value of its total assets in illiquid securities, such as restricted securities and securities that are not readily marketable.

The section below contains a discussion of certain investment practices and certain of the risks associated with those practices in which each fund may invest, and supplements the description of each fund’s investments and risks contained in each fund’s prospectus. Investment practices are listed alphabetically, and cross-references between related investment practices are included for ease of reference. Each fund may, but need not, invest in all of the investments and utilize all of the investment techniques described here or in the prospectus. The selection of investments and the utilization of investment techniques depend on, among other things, the manager’s investment strategies for the fund, conditions and trends in the economy and financial markets and investments being available on terms that, in the manager’s opinion, make economic sense.

Adjustable Rate Mortgage Securities

Unlike fixed rate mortgage securities, adjustable rate mortgage securities are collateralized by or represent interests in mortgage loans with variable rates of interest. These variable rates of interest reset periodically to align themselves with market rates. A fund will not benefit from increases in interest rates to the extent that interest rates rise to the point where they cause the current coupon of the underlying adjustable rate mortgages to exceed any maximum allowable annual or lifetime reset limits (or “cap rates”) for a particular mortgage. In this event, the value of the mortgage securities in a fund would likely decrease. Also, a fund’s net asset value could vary to the extent that current yields on adjustable rate mortgage securities are different than market yields during interim periods between coupon reset dates or if the timing of changes to the index upon which the rate for the underlying mortgages is based lags behind changes in market rates. During periods of declining interest rates, income to a fund derived from adjustable rate mortgages which remain in a mortgage pool will decrease in contrast to the income on fixed rate mortgages, which will remain constant. Adjustable rate mortgages also have less potential for appreciation in value as interest rates decline than do fixed rate investments. See also Mortgage-Backed Securities in this section.

Asset-Backed Securities

Asset-backed securities are generally issued as pass through certificates, which represent undivided fractional ownership interests in the underlying pool of assets, or as debt instruments, which are generally issued as the debt of a special purpose entity organized solely for the purpose of owning such assets and issuing such debt. The pool of assets generally represents the obligations of a number of different parties. Asset-backed securities frequently carry credit protection in the form of extra collateral, subordinated certificates, cash reserve accounts, letters of credit or other enhancements. For example, payments of principal and interest may be guaranteed up to certain amounts and for a certain time period by a letter of credit or other enhancement issued by a financial institution unaffiliated with the entities issuing the securities. Assets which, to date, have been used to back asset-backed securities include motor vehicle installment sales contracts or installment loans secured by motor vehicles, and receivables from revolving credit (credit card) agreements.

Asset-backed securities present certain risks which are, generally, related to limited interests, if any, in related collateral. Credit card receivables are generally unsecured and the debtors are entitled to the protection of a number of state and federal consumer credit laws, many of which give such debtors the right to set off certain amounts owed on the credit cards, thereby reducing the balance due. Most issuers of automobile receivables permit the servicers to retain possession of the underlying obligations. If the servicer were to sell these obligations to another party, there is a risk that the purchaser would acquire an interest superior to that of the holders of the related automobile receivables. In addition, because of the large number of vehicles involved in a typical issuance and technical requirements under state laws, the trustee for the holders of the automobile receivables may not have a proper security interest in all of the obligations backing such receivables. Therefore, there is the possibility that recoveries on repossessed collateral may not, in some cases, be available to support payments on these securities. Other types of asset-backed securities will be subject to the risks associated with the underlying assets. If a letter of credit or other form of credit enhancement is exhausted or otherwise unavailable, holders of asset-backed securities may also experience delays in payments or losses if the full amounts due on underlying assets are not realized.

Bank Obligations

Banks are subject to extensive governmental regulations which may limit both the amounts and types of loans and other financial commitments which may be made and interest rates and fees which may be charged. The profitability of this industry is largely dependent upon the availability and cost of capital funds for the purpose of financing lending operations under prevailing money market conditions. Also, general economic conditions play an important part in the operations of this industry and exposure to credit losses arising from possible financial difficulties of borrowers might affect a bank’s ability to meet its obligations.

Bank obligations that may be purchased by a fund include certificates of deposit, banker’s acceptances and fixed time deposits. A certificate of deposit is a short-term negotiable certificate issued by a commercial bank against funds deposited in the bank and is either interest-bearing or purchased on a discount basis. A bankers’ acceptance is a short-term draft drawn on a commercial bank by a borrower, usually in connection with an international commercial transaction. The borrower is liable for payment as is the bank, which unconditionally guarantees to pay the draft at its face amount on the maturity date. Fixed time deposits are obligations of branches of U.S. banks or foreign banks which are payable at a stated maturity date and bear a fixed rate of interest. Although fixed time deposits do not have a market, there are no contractual restrictions on the right to transfer a beneficial interest in the deposit to a third party. Bank obligations may be general obligations of the parent bank or may be limited to the issuing branch by the terms of the specific obligations or by government regulation.

Investors should also be aware that securities issued or guaranteed by foreign banks, foreign branches of U.S. banks, and foreign government and private issuers may involve investment risks in addition to those relating to domestic obligations. None of the funds will purchase bank obligations which the subadviser believes, at the time of purchase, will be subject to exchange controls or foreign withholding taxes; however, there can be no assurance that such laws may not become applicable to certain of the funds’ investments. In the event unforeseen exchange controls or foreign withholding taxes are imposed with respect to a fund’s investments, the effect may be to reduce the income received by the fund on such investments. See also Foreign Securities in this section.

Borrowing

Each of the funds may borrow in certain limited circumstances. See “Investment Restrictions and Limitations.” Borrowing creates an opportunity for increased return, but, at the same time, creates special risks. For example, borrowing may exaggerate changes in the net asset value of a fund’s shares and in the return on the fund’s portfolio. Although the principal of any borrowing will be fixed, a fund’s assets may change in value during the time the borrowing is outstanding. A fund may be required to liquidate portfolio securities at a time when it would be disadvantageous to do so in order to make payments with respect to any borrowing, which could affect the subadviser’s strategy and the ability of the fund to comply with certain provisions of the Internal Revenue Code of 1986, as amended (the “Code”) in order to provide pass-though tax treatment to shareholders. Interest on any borrowings will be a fund expense and will reduce the value of a fund’s shares. See also Reverse Repurchase Agreements in this section.

Brady Bonds

Certain funds also may invest in Brady Bonds. Brady Bonds are securities created through the exchange of existing commercial bank loans to sovereign entities for new obligations in connection with debt restructurings under a debt restructuring plan introduced by former U.S. Secretary of the Treasury, Nicholas F. Brady (the “Brady Plan”). Brady Plan debt restructurings have been implemented in a number of countries, including: Argentina, Bolivia, Brazil, Bulgaria, Costa Rica, the Dominican Republic, Ecuador, Jordan, Mexico, Niger, Nigeria, Panama, Peru, the Philippines, Poland, Uruguay, and Venezuela.

Brady Bonds may be collateralized or uncollateralized, are issued in various currencies (primarily the U.S. dollar) and are actively traded in the over-the-counter secondary market. Brady Bonds are not considered to be U.S. government securities. U.S. dollar-denominated, collateralized Brady Bonds, which may be fixed rate par bonds or floating rate discount bonds, are generally collateralized in full as to principal by U.S. Treasury zero-coupon bonds having the same maturity as the Brady Bonds. Interest payments on these Brady Bonds generally are collateralized on a one-year or longer rolling-forward basis by cash or securities in an amount that, in the case of fixed rate bonds, is equal to at least one year of interest payments or, in the case of floating rate bonds, initially is equal to at least one year’s interest payments based on the applicable interest rate at that time and is adjusted at regular intervals thereafter. Certain Brady Bonds are entitled to “value recovery payments” in certain circumstances, which in effect constitute supplemental interest payments but generally are not collateralized. Brady Bonds are often viewed as having three or four valuation components: (i) the collateralized repayment of principal at final maturity; (ii) the collateralized interest payments; (iii) the uncollateralized interest payments; and (iv) any uncollateralized repayment of principal at maturity (the uncollateralized amounts constitute the “residual risk”). See also Foreign Securities and Foreign Issuers in this section.

Most Mexican Brady Bonds issued to date have principal repayments at final maturity fully collateralized by U.S. Treasury zero-coupon bonds (or comparable collateral denominated in other currencies) and interest coupon payments collateralized on an 18-month rolling-forward basis by funds held in escrow by an agent for the bondholders. A significant portion of the Venezuelan Brady Bonds and the Argentine Brady Bonds issued to date have repayments at final maturity collateralized by U.S. Treasury zero-coupon bonds (or comparable collateral denominated in other currencies) and/or interest coupon payments collateralized on a 14-month (for Venezuela) or 12-month (for Argentina) rolling-forward basis by securities held by the Federal Reserve Bank of New York as collateral agent.

Brady Bonds involve various risk factors including residual risk and the history of defaults with respect to commercial bank loans by public and private entities of countries issuing Brady Bonds. There can be no assurance that Brady Bonds in which a fund may invest will not be subject to restructuring arrangements or to requests for new credit, which may cause the fund to suffer a loss of interest or principal on any of its holdings.

Collateralized Mortgage Obligations and Multiclass Pass-through Securities

Collateralized mortgage obligations (“CMOs”) are debt obligations collateralized by mortgage loans or mortgage pass-through securities. Typically, CMOs are collateralized by Ginnie Mae, Fannie Mae or Freddie

Mac Certificates, but also may be collateralized by whole loans or private pass-throughs (such collateral collectively hereinafter referred to as “Mortgage Assets”). Multiclass pass-through securities are interests in a trust composed of Mortgage Assets. Unless the context indicates otherwise, all references herein to CMOs include multiclass pass-through securities. Payments of principal and of interest on the Mortgage Assets, and any reinvestment income thereon, provide the funds to pay debt service on the CMOs or make scheduled distributions on the multiclass pass-through securities. CMOs may be issued by agencies or instrumentalities of the U.S. government, or by private originators of, or investors in, mortgage loans, including savings and loan associations, mortgage banks, commercial banks, investment banks and special purpose subsidiaries of the foregoing. CMOs acquired by the U.S. Government Fund will be limited to those issued or guaranteed by agencies or instrumentalities of the U.S. government and, if available in the future, the U.S. government.

In a CMO, a series of bonds or certificates is issued in multiple classes. Each class of CMOs, often referred to as a “tranche,” is issued at a specified fixed or floating coupon rate and has a stated maturity or final distribution date. Principal prepayments on the Mortgage Assets may cause the CMOs to be retired substantially earlier than their stated maturities or final distribution dates. Interest is paid or accrues on all classes of the CMOs on a monthly, quarterly or semi-annual basis. The principal of and interest on the Mortgage Assets may be allocated among the several classes of a series of a CMO in innumerable ways. In one structure, payments of principal, including any principal prepayments, on the Mortgage Assets are applied to the classes of a CMO in the order of their respective stated maturities or final distribution dates, so that no payment of principal will be made on any class of CMOs until all other classes having an earlier stated maturity or final distribution date have been paid in full. The U.S. Government Income Fund has no present intention to invest in CMO residuals. As market conditions change, and particularly during periods of rapid or unanticipated changes in market interest rates, the attractiveness of the CMO classes and the ability of the structure to provide the anticipated investment characteristics may be significantly reduced. Such changes can result in volatility in the market value, and in some instances reduced liquidity, of the CMO class.

Parallel pay CMOs are structured to provide payments of principal on each payment date to more than one class. These simultaneous payments are taken into account in calculating the stated maturity date or final distribution date of each class, which, as with other CMO structures, must be retired by its stated maturity date or a final distribution date but may be retired earlier. Planned amortization class bonds (“PAC Bonds”) are a type of CMO tranche or series designed to provide relatively predictable payments of principal provided that, among other things, the actual prepayment experience on the underlying mortgage loans falls within a predefined range. If the actual prepayment experience on the underlying mortgage loans is at a rate faster or slower than the predefined range or if deviations from other assumptions occur, principal payments on the PAC Bond may be earlier or later than predicted. The magnitude of the predefined range varies from one PAC Bond to another; a narrower range increases the risk that prepayments on the PAC Bond will be greater or smaller than predicted. Because of these features, PAC Bonds generally are less subject to the risks of prepayment than are other types of mortgage-backed securities. See also Mortgage-Backed Securities in this section.

Commercial Paper

Commercial paper consists of short-term (usually 1 to 270 days) unsecured promissory notes issued by corporations in order to finance their current operations. A variable amount master demand note (which is a type of commercial paper) represents a direct borrowing arrangement involving periodically fluctuating rates of interest under a letter agreement between a commercial paper issuer and an institutional lender, such as a fund, pursuant to which the lender may determine to invest varying amounts. Transfer of such notes is usually restricted by the issuer, and there is no secondary trading market for such notes. Each fund, therefore, may only invest in a master demand note to the extent that the investment would not violate the fund’s limits on restricted and illiquid securities.

Master demand notes are unsecured obligations of U.S. corporations redeemable upon notice that permit investment by a mutual fund of fluctuating amounts at varying rates of interest pursuant to direct arrangements between the mutual fund and the issuing corporation. Because master demand notes are direct arrangements between the mutual fund and the issuing corporation, there is no secondary market for the notes. The notes are, however, redeemable at face value plus accrued interest at any time. However, a fund’s liquidity might be impaired if the corporation were unable to pay principal and interest on demand.

Common Stock

Common stocks are shares of a corporation or other entity that entitle the holder to a pro rata share of the profits of the corporation, if any, without preference over any other shareholder or class of shareholders, including holders of the entity’s preferred stock and other senior equity. Common stock usually carries with it the right to vote and frequently an exclusive right to do so. Common stocks do not represent an obligation of the issuer, and do not offer the degree of protection of debt securities. The issuance of debt securities or preferred stock by an issuer will create prior claims which could adversely affect the rights of holders of common stock with respect to the assets of the issuer upon liquidation or bankruptcy.

Convertible Securities

Convertible securities are typically preferred stock or bonds that are convertible into common stock at a specified price or conversion ratio. Because they have the characteristics of both fixed-income securities and common stock, convertible securities are sometimes called “hybrid” securities. Convertible bonds, debentures and notes are debt obligations offering a stated interest rate; convertible preferred stocks are senior securities of a company offering a stated dividend rate. Convertible securities will at times be priced in the market like other fixed income securities—that is, their prices will tend to rise when interest rates decline and will tend to fall when interest rates rise. However, because a convertible security provides an option to the holder to exchange the security for either a specified number of the issuer’s common shares at a stated price per share or the cash value of such common shares, the security market price will tend to fluctuate in relationship to the price of the common shares into which it is convertible. Thus, convertible securities will ordinarily provide opportunities for producing both current income and longer-term capital appreciation. Because convertible securities are usually viewed by the issuer as future common stock, they are generally subordinated to other senior securities and therefore are rated one category lower than the issuer’s non-convertible debt obligations or preferred stock.

Debt Obligations

All of the funds may invest to some extent in debt obligations. Debt obligations include bonds, debentures, notes, commercial paper, loans, and other instruments issued by banks, corporations, local and state and national governments, both U.S. and foreign, and supranational entities. Debt obligations are typically fixed-income obligations, but may have a variable or adjustable rate of interest. Changes in market yields will affect a fund’s net asset value as prices of fixed-income securities generally increase when interest rates decline and decrease when interest rates rise. Prices of longer term securities generally increase or decrease more sharply than those of shorter term securities in response to interest rate changes, particularly if such securities were purchased at a discount. It should be noted that the market values of securities rated below investment grade and comparable unrated securities tend to react less to fluctuations in interest rate levels than do those of higher-rated securities. Except to the extent that values are affected independently by other factors such as developments relating to a specific issuer, when interest rates decline, the value of a fixed-income portfolio can generally be expected to rise. Conversely, when interest rates rise, the value of a fixed-income portfolio can generally be expected to decline.

While debt securities carrying the fourth highest quality rating (“Baa” by Moody’s or “BBB” by S&P) are considered investment grade and are viewed to have adequate capacity for payment of principal and interest, investments in such securities involve a higher degree of risk than that associated with investments in debt securities in the higher rating categories and such debt securities lack outstanding investment characteristics and in fact have speculative characteristics as well. For example, changes in economic conditions or other circumstances are more likely to lead to a weakened capacity to make principal and interest payments than is the case with higher grade debt securities. Debt securities rated lower than investment grade are called high yield securities. See “High Yield Securities” below.

In addition, many fixed-income securities contain call or buy-back features that permit their issuers to call or repurchase the securities from their holders. Such securities may present risks based on payment expectations. Although a fund would typically receive a premium if an issuer were to redeem a security, if an issuer exercises such a “call option” and redeems the security during a time of declining interest rates, a fund may realize a capital loss on its investment if the security was purchased at a premium and a fund may have to replace the called security with a lower yielding security, resulting in a decreased rate of return to the fund. Conversely, during periods of rising interest rates, redemption or prepayment rates may slow, leading to an extension in the expected maturity of the obligation, leading to greater price volatility.

See the following below for a description of various types of debt obligations in which certain of the funds may invest: Adjustable Rate Mortgage Securities, Asset-Backed Securities, Brady Bonds, Bank Obligations, Collateralized Mortgage Obligations and Multi-Class Pass Through Securities, Deferred Interest Bonds, Floating and Variable Rate Instruments, High Yield Securities, Inverse Floating Rate Obligations, Loan Participations and Assignments, Money Market Instruments, Mortgage-Backed Securities, Privately Issued Mortgage Securities, Stripped Mortgage Securities, Structured Instruments, U.S. Government Obligations, Zero Coupon Bonds, PIK Bonds and Deferred Payment Securities.

Deferred Interest Bonds

Deferred interest bonds are debt obligations that generally provide for a period of delay before the regular payment of interest begins and that are issued at a significant discount from face value. The original discount approximates the total amount of interest the bonds will accrue and compound over the period until the first interest accrual date at a rate of interest reflecting the market rate of the security at the time of issuance. Although this period of delay is different for each deferred interest bond, a typical period is approximately one-third of the bond’s term to maturity. Such investments benefit the issuer by mitigating its initial need for cash to meet debt service, but some also provide a higher rate of return to attract investors who are willing to defer receipt of such cash. A fund will accrue income on such investments for tax and accounting purposes, as required, which is distributable to shareholders and which, because no cash is generally received at the time of accrual, may require the liquidation of other portfolio securities to satisfy the fund’s distribution obligations. See also Zero Coupon Securities, PIK Bonds and Deferred Payment Securities in this section.

Depository Receipts

Securities of foreign issuers may be purchased directly or through depository receipts, such as American Depository Receipts (“ADRs”), European Depository Receipts (“EDRs”) and Global Depository Receipts (“GDRs”) or other securities representing underlying shares of foreign companies. Generally, ADRs, in registered form, are designed for use in U.S. securities markets and EDRs and GDRs, in bearer form, are designed for use in European and global securities markets. ADRs are receipts typically issued by a U.S. bank or trust company evidencing ownership of the underlying securities. EDRs and GDRs are European and global receipts, respectively, evidencing a similar arrangement.

ADRs, EDRs and GDRs are issued through “sponsored” or “unsponsored” arrangements. In a sponsored arrangement, the foreign issuer assumes the obligation to pay some or all of the depository’s transaction fees, whereas under an unsponsored arrangement, the foreign issuer assumes no obligation and the depository’s transaction fees are paid by the holders. In addition, less information is generally available in the United States about the issuer of an unsponsored depository receipt as it is for the issuer of a sponsored depository receipt. See also Foreign Securities and Foreign Issuers in this section.

Derivatives

Certain of the funds may use various investment strategies described below to hedge market risks (such as broad or specific market movements, interest rates and currency exchange rates), to manage the effective maturity or duration of debt instruments held by a fund, or to seek to enhance a fund’s income or gain.

A fund may purchase and sell interest rate, single stock, currency or stock or bond index futures contracts and enter into currency transactions; purchase and sell (or write) exchange listed and over-the-counter (“OTC”) put and call options on securities, currencies, futures contracts, indices and other financial instruments; enter into interest rate transactions, equity swaps and related transactions; and invest in indexed securities and other similar transactions, which may be developed in the future to the extent that the subadviser determines that they are consistent with the applicable fund’s investment objective and policies and applicable regulatory requirements (collectively, these transactions are referred to as “Derivatives”). A fund’s interest rate transactions may take the form of swaps, caps, floors and collars, and a fund’s currency transactions may take the form of currency forward contracts, currency futures contracts and options thereof, currency swaps and options on currencies.

The funds are operated by persons who have claimed an exclusion, granted to operators of registered investment companies like the funds, from registration as a “commodity pool operator” with respect to the funds under the Commodity Exchange Act, and therefore, are not subject to registration or regulation with respect to the fund under the Commodity Exchange Act. The use of certain Derivatives in certain circumstances will require that a fund segregate cash or other liquid assets to the extent a fund’s obligations are not otherwise “covered” through ownership of the underlying security, financial instrument or currency. See “Use of Segregated and Other Special Account” below.

Derivatives involve special risks, including possible default by the other party to the transaction, illiquidity and, to the extent the subadviser’s view as to certain market movements is incorrect, the risk that the use of Derivatives could result in significantly greater losses than if it had not been used. See “Risk Factors Associated with Derivatives” below. The degree of a fund’s use of Derivatives may be limited by certain provisions of the Code. See “Additional Information Concerning Taxes.”

Futures Contracts.    A fund may trade futures contracts on domestic and foreign exchanges on currencies, interest rates and bond indices, and on domestic and foreign exchanges on single stocks and stock indices. Futures contracts are generally bought and sold on the commodities exchanges on which they are listed with payment of initial and variation margin as described below. The sale of a futures contract creates a firm obligation by the fund, as seller, to deliver to the buyer the specific type of financial instrument called for in the contract at a specific future time for a specified price (or with respect to certain instruments, the net cash amount). A fund’s use of financial futures contracts and options thereon will in all cases be consistent with applicable regulatory requirements and in particular the rules and regulations of the CFTC. Maintaining a futures contract or selling an option on a futures contract will typically require the fund to deposit with a financial intermediary, as security for its obligations, an amount of cash or other specified assets (“initial margin”) that initially is from 1% to 10% of the face amount of the contract (but may be higher in some circumstances particularly in the case of single stock futures). Additional cash or assets (“variation margin”) may be required to be deposited thereafter daily as the mark-to-market value of the futures contract fluctuates. The value of all futures contracts sold by the fund (adjusted for the historical volatility relationship between the fund and the contracts) will not exceed the total market value of the fund’s securities. In addition, the value of a fund’s long futures and options positions (futures contracts on single stocks, stock or bond indices, interest rates or foreign currencies and call options on such futures contracts) will not exceed the sum of: (a) liquid assets segregated for this purpose; (b) cash proceeds on existing investments due within thirty days; and (c) accrued profits on the particular futures or options positions. The segregation requirements with respect to futures contracts and options thereon are described below under “Use of Segregated and Other Special Accounts.”

Interest Rate Futures Contracts.    A fund may enter into interest rate futures contracts in order to protect it from fluctuations in interest rates without necessarily buying or selling fixed income securities. An interest rate futures contract is an agreement to take or make delivery of either: (i) an amount of cash equal to the difference between the value of a particular index of debt securities at the beginning and at the end of the contract period; or (ii) a specified amount of a particular debt security at a future date at a price set at the time of the contract. For example, if a fund owns bonds, and interest rates are expected to increase, the fund might sell futures contracts on debt securities having characteristics similar to those held in the portfolio. Such a sale would have much the same effect as selling an equivalent value of the debt securities owned by the fund. If interest rates did increase, the value of the debt securities in the portfolio would decline, but the value of the futures contracts to the fund would increase at approximately the same rate, thereby keeping the net asset value of each class of the fund from declining as much as it otherwise would have. A fund could accomplish similar results by selling bonds with longer maturities and investing in bonds with shorter maturities when interest rates are expected to increase. However, since the futures market may be more liquid than the cash market, the use of futures contracts as a risk management technique allows a fund to maintain a defensive position without having to sell its portfolio securities.

Similarly when the subadviser expects that interest rates may decline, a fund may purchase interest rate futures contracts in an attempt to hedge against having to make subsequently anticipated purchases of bonds at the higher prices subsequently expected to prevail. Since the fluctuations in the value of appropriately selected futures contracts should be similar to that of the bonds that will be purchased, a fund could take advantage of the anticipated rise in the cost of the bonds without actually buying them until the market had stabilized. At that time, a fund could make the intended purchase of the bonds in the cash market and the futures contracts could be liquidated.

At the time of delivery of securities pursuant to an interest rate futures contract, adjustments are made to recognize differences in value arising from the delivery of securities with a different interest rate from that specified in the contract. In some (but not many) cases, securities called for by a futures contract may have a shorter term than the term of the futures contract and, consequently, may not in fact have been issued when the futures contract was entered.

Single Stock Futures.    Trading is permitted on U.S. exchanges of standardized futures contacts on individual equity securities, such as common stocks, exchange traded funds and American Depository Receipts, as well as narrow-based securities indices, generally called security futures contracts or “SFCs.” As with other futures contracts, a SFC involves an agreement to purchase or sell in the future a specific quantity of shares of a security or the component securities of the index. The initial margin requirements (typically 20 percent) are generally higher than with other futures contracts. Trading SFCs involves many of the same risks as trading other futures contracts, including the risks involved with leverage, and losses are potentially unlimited. Under certain market conditions, for example if trading is halted due to unusual trading activity in either the SFC or the underlying security due to recent new events involving the issuer of the security, it may be difficult or impossible for a fund to liquidate its position or manage risk by entering into an offsetting position. In addition, the prices of the SFCs may not correlate as anticipated with the prices of the underlying security. And unlike options on securities in which a fund may invest, where the fund had a position in a SFC, the fund has both the right and the obligation to buy or sell the security at a future date, or otherwise offset its position.

Options.    In order to hedge against adverse market shifts or to increase income or gain, certain funds may purchase put and call options or write (sell) “covered” put and call options on futures contracts on stock indices, interest rates and currencies. In addition, in order to hedge against adverse market shifts or to increase its income, a fund may purchase put and call options and write “covered” put and call options on securities, indices, currencies and other financial instruments. A fund may utilize options on currencies in order to hedge against currency exchange rate risks. A call option is “covered” if, so long as the fund is obligated as the writer of the option, it will: (i) own the underlying investment subject to the option; (ii) own securities convertible or exchangeable without the payment of any consideration into the securities subject to the option; (iii) own a call option on the relevant security or currency with an exercise price no higher than the exercise price on the call option written; or (iv) deposit with its custodian in a segregated account liquid assets having a value equal to the excess of the value of the security or index that is the subject of the call over the exercise price. A put option is “covered” if, to support its obligation to purchase the underlying investment if a put option that a fund writes is exercised, the fund will either (a) deposit with its custodian in a segregated account liquid assets having a value at least equal to the exercise price of the underlying investment or (b) continue to own an equivalent number of puts of the same “series” (that is, puts on the same underlying investment having the same exercise prices and expiration dates as those written by the fund), or an equivalent number of puts of the same “class” (that is, puts on the same underlying investment) with exercise prices greater than those that it has written (or, if the exercise prices of the puts it holds are less than the exercise prices of those it has written, it will deposit the difference with its custodian in a segregated account). Parties to options transactions must make certain payments and/or set aside certain amounts of assets in connection with each transaction, as described below.

Put options and call options typically have similar structural characteristics and operational mechanics regardless of the underlying instrument on which they are purchased or sold. Thus, the following general discussion relates to each of the particular types of options discussed in greater detail below.

A put option gives the purchaser of the option, upon payment of a premium, the right to sell, and the writer of the obligation to buy, the underlying security, index, currency or other instrument at the exercise price. A fund’s purchase of a put option on a security, for example, might be designed to protect its holdings in the underlying instrument (or, in some cases, a similar instrument) against a substantial decline in the market value of such instrument by giving the fund the right to sell the instrument at the option exercise price. A call option, upon payment of a premium, gives the purchaser of the option the right to buy, and the seller the obligation to sell, the underlying instrument at the exercise price. A fund’s purchase of a call option on a security, financial futures contract, index, currency or other instrument might be intended to protect the fund against an increase in the price of the underlying instrument that it intends to purchase in the future by fixing the price at which it may purchase the instrument. An “American” style put or call option may be exercised at any time during the option period, whereas a “European” style put or call option may be exercised only upon expiration or during a fixed period prior to expiration. Exchange-listed options are issued by a regulated intermediary such as the Options Clearing Corporation (“OCC”), which guarantees the performance of the obligations of the parties to the options. The discussion below uses the OCC as an example, but may also be applicable to other similar financial intermediaries.

OCC-issued and exchange-listed options, including options on securities, currencies and financial instruments generally settle for cash, although physical settlement maybe required in some cases. Index options are cash settled for the net amount, if any, by which the option is “in-the-money” (that is, the amount by which the value of the underlying instrument exceeds, in the case of a call option, or is less than, in the case of a put option, the exercise price of the option) at the time the option is exercised. Frequently, rather than taking or making delivery of the underlying instrument through the process of exercising the option, listed options are closed by entering into offsetting purchase or sale transactions that do not result in ownership of the new option.

A fund’s ability to close out its position as a purchaser or seller of an OCC-issued or exchange-listed put or call option is dependent, in part, upon the liquidity of the particular option market. Among the possible reasons for the absence of a liquid option market on an exchange are: (1) insufficient trading interest in certain options, (2) restrictions on transactions imposed by an exchange, (3) trading halts, suspensions or other restrictions imposed with respect to particular classes or series of options or underlying securities, including reaching daily price limits, (4) interruption of the normal operations of the OCC or an exchange, (5) inadequacy of the facilities of an exchange or the OCC to handle current trading volume or (6) a decision by one or more exchanges to discontinue the trading of options (or a particular class or series of options), in which event the relevant market for that option on that exchange would cease to exist, although any such outstanding options on that exchange would continue to be exercisable in accordance with their terms.

The hours of trading for listed options may not coincide with the hours during which the underlying financial instruments are traded. To the extent that the option markets close before the markets for the underlying financial instruments, significant price and rate movements can take place in the underlying markets that would not be reflected in the corresponding option markets.

OTC options are purchased from or sold to securities dealers, financial institutions or other parties (collectively referred to as “Counterparties” and individually referred to as a “Counterparty”) through a direct bilateral agreement with the Counterparty. In contrast to exchange-listed options, which generally have standardized terms and performance mechanics, all of the terms of an OTC option, including such terms as method of settlement, term, exercise price, premium, guaranties and security, are determined by negotiation of the parties. It is anticipated that any fund authorized to use OTC options will generally only enter into OTC options that have cash settlement provisions, although it will not be required to do so.

Unless the parties provide for it, no central clearing or guaranty function is involved in an OTC option. As a result, if a Counterparty fails to make or take delivery of the security, currency or other instrument underlying an OTC option it has entered into with the fund or fails to make a cash settlement payment due in accordance with the terms of that option, the fund will lose any premium it paid for the option as well as any anticipated benefit of the transaction. Thus, the subadviser must assess the creditworthiness of each such Counterparty or any guarantor or credit enhancement of the counterparty’s credit to determine the likelihood that the terms of the OTC option will be met. A fund will enter into OTC option transactions only with U.S. government securities dealers recognized by the Federal Reserve Bank of New York as “primary dealers,” or broker-dealers, domestic or foreign banks, or other financial institutions that the subadviser deems to be creditworthy. In the absence of a change in the current position of the staff of the Securities and Exchange Commission (“SEC”), OTC options purchased by a fund and the amount of a fund’s obligation pursuant to an OTC option sold by the fund (the cost of the sell-back plus the in-the-money amount, if any) or the value of the assets held to cover such options will be deemed illiquid.

If a fund sells a call option, the premium that it receives may serve as a partial hedge, to the extent of the option premium, against a decrease in the value of the underlying securities or instruments held by the fund or will increase the fund’s income. Similarly, the sale of put options can also provide gains for a fund.

A fund may purchase and sell call options on securities that are traded on U.S. and foreign securities exchanges and in the OTC markets, and on securities indices, currencies and futures contracts. All calls sold by a fund must be “covered” (that is, the fund must own the securities or futures contract subject to the call), or must otherwise meet the asset segregation requirements described below for so long as the call is outstanding. Even though the fund will receive the option premium to help protect it against loss, a call sold by a fund will expose the fund during the term of the option to possible loss of opportunity to realize appreciation in the market price of the underlying security or instrument and may require the fund to hold a security or instrument that it might otherwise have sold.

A fund may choose to exercise the options it holds, permit them to expire or terminate them prior to their expiration by entering into closing transactions. A fund may enter into a closing purchase transaction in which the fund purchases an option having the same terms as the option it had written or a closing sale transaction in which the fund sells an option having the same terms as the option it had purchased. A covered option writer unable to effect a closing purchase transaction will not be able to sell the underlying security until the option expires or the underlying security is delivered upon exercise, with the result that the writer will be subject to the risk of market decline in the underlying security during such period. Should a fund choose to exercise an option, the fund will receive, in the case of a call option, or sell in the case of a put option, the securities, commodities or commodity futures contracts underlying the exercised option.

Exchange-listed options on securities and currencies, with certain exceptions, generally settle by physical delivery of the underlying security or currency, although in the future, cash settlement may become available. Frequently, rather than taking or making delivery of the underlying instrument through the process of exercising the option, listed options are closed by entering into offsetting purchase or sale transactions that do not result in ownership of the new option. Index options are cash settled for the net amount, if any, by which the option is “in-the-money” (that is, the amount by which the value of the underlying instrument exceeds, in the case of a call option, or is less than, in the case of a put option, the exercise price of the option) at the time the option is exercised.

A fund reserves the right to purchase or sell options on instruments and indices which may be developed in the future to the extent consistent with applicable law, the fund’s investment objective and the restrictions set forth herein.

In all cases except for certain options on interest rate futures contracts, by writing a call, a fund will limit its opportunity to profit from an increase in the market value of the underlying investment above the exercise price of the option for as long as the fund’s obligation as writer of the option continues. By writing a put, a fund bears the risk of a decrease in the market value of the underlying investment below the exercise price of the option for as long as the fund’s obligation as writer of the option continues. Upon the exercise of a put option written by a fund, the fund may suffer an economic loss equal to the difference between the price at which the fund is required to purchase the underlying investment and its market value at the time of the option exercise, less the premium received for writing the option. Upon the exercise of a call option written by a fund, the fund may suffer an economic loss equal to an amount not less than the excess of the investment’s market value at the time of the option exercise over the fund’s acquisition cost of the investment, less the sum of the premium received for writing the option and the positive difference, if any, between the call price paid to the fund and the fund’s acquisition cost of the investment.

In all cases except for certain options on interest rate futures contracts, in purchasing a put option, a fund will seek to benefit from, or protect against, a decline in the market price of the underlying investment, while in purchasing a call option, a fund will seek to benefit from an increase in the market price of the underlying investment. If an option purchased is not sold or exercised when it has remaining value, or if the market price of the underlying investment remains equal to or greater than the exercise price, in the case of a put, or remains equal to or below the exercise price, in the case of a call, during the life of the option, the fund will lose its investment in the option. For the purchase of an option to be profitable, the market price of the underlying investment must decline sufficiently below the exercise price, in the case of a put, and must increase sufficiently above the exercise price, in the case of a call, to cover the premium and transaction costs.

In the case of certain options on interest rate futures contracts, a fund may purchase a put option in anticipation of a rise in interest rates, and purchase a call option in anticipation of a fall in interest rates. By writing a covered call option on interest rate futures contracts, a fund will limit its opportunity to profit from a fall in interest rates. By writing a covered put option on interest rate futures contracts, a fund will limit its opportunity to profit from a rise in interest rates.

A fund may purchase and sell put options on securities (whether or not it holds the securities in its portfolio) and on securities indices, currencies and futures contracts. In selling put options, a fund faces the risk that it may be required to buy the underlying security at a disadvantageous price above the market price.

(a) Options on Stocks and Stock Indices.    A fund may purchase put and call options and write covered put and call options on stocks and stock indices listed on domestic and foreign securities exchanges in order to hedge against movements in the equity markets or to increase income or gain to the fund. In addition, a fund may purchase options on stocks that are traded over-the-counter. Options on stock indices are similar to options on specific securities. However, because options on stock indices do not involve the delivery of an underlying security, the option represents the holder’s right to obtain from the writer cash in an amount equal to a fixed multiple of the amount by which the exercise price exceeds (in the case of a put) or is less than (in the case of a call) the closing value of the underlying stock index on the exercise date. Options traded may include the Standard & Poor’s 100 Index of Composite Stocks, Standard & Poor’s 500 Index of Composite Stocks (the “S&P 500 Index”), the New York Stock Exchange Composite Index, the American Stock Exchange (“AMEX”) Market Value Index, the National Over-the-Counter Index and other standard broadly based stock market indices. Options are also traded in certain industry or market segment indices such as the Oil Index, the Computer Technology Index and the Transportation Index. Stock index options are subject to position and exercise limits and other regulations imposed by the exchange on which they are traded.

If the subadviser expects general stock market prices to rise, a fund might purchase a call option on a stock index or a futures contract on that index as a hedge against an increase in prices of particular equity securities it wants ultimately to buy. If the stock index does rise, the price of the particular equity securities intended to be purchased may also increase, but that increase would be offset in part by the increase in the value of the fund’s index option or futures contract resulting from the increase in the index. If, on the other hand, the subadviser expects general stock market prices to decline, it might purchase a put option or sell a futures contract on the index. If that index does decline, the value of some or all of the equity securities in a fund’s portfolio may also be expected to decline, but that decrease would be offset in part by the increase in the value of the fund’s position in such put option or futures contract.

(b) Options on Currencies.    A fund may invest in options on currencies traded on domestic and foreign securities exchanges in order to hedge against currency exchange rate risks or to increase income or gain, as described above in “Currency Transactions.”

(c) Options on Futures Contracts.    A fund may purchase put and call options and write covered put and call options on futures contracts on stock indices, interest rates and currencies traded on domestic and, to the extent permitted by the CFTC, foreign exchanges, in order to hedge all or a portion of its investments or to increase income or gain and may enter into closing transactions in order to terminate existing positions. There is no guarantee that such closing transactions can be effected. An option on a stock index futures contract, interest rate futures contract or currency futures contract, as contrasted with the direct investment in such a contract, gives the purchaser the right, in return for the premium paid, to assume a position in the underlying contract at a specified exercise price at any time on or before the expiration date of the option. Upon exercise of an option, the delivery of the futures position by the writer of the option to the holder of the option will be accompanied by delivery of the accumulated balance in the writer’s futures margin account. The potential loss related to the purchase of an option on a futures contract is limited to the premium paid for the option (plus transaction costs). While the price of the option is fixed at the point of sale, the value of the option does change daily and the change would be reflected in the net asset value of the fund.

The purchase of an option on a financial futures contract involves payment of a premium for the option without any further obligation on the part of the fund. If the fund exercises an option on a futures contract it will be obligated to post initial margin (and potentially variation margin) for the resulting futures position just as it would for any futures position. Futures contracts and options thereon are generally settled by entering into an offsetting transaction, but no assurance can be given that a position can be offset prior to settlement or that delivery will occur.

Interest Rate and Equity Swaps and Related Transactions.    Certain funds may enter into interest rate and equity swaps and may purchase or sell (i.e., write) interest rate and equity caps, floors and collars. A fund expects to enter into these transactions in order to hedge against either a decline in the value of the securities included in the fund’s portfolio or against an increase in the price of the securities which it plans to purchase, in order to preserve or maintain a return or spread on a particular investment or portion of its portfolio or to achieve a particular return on cash balances, or in order to enhance income or gain. Interest rate and equity swaps involve the exchange by a fund with another party of their respective commitments to make or receive payments based on a notional principal amount.

The purchase of an interest rate or equity cap entitles the purchaser, to the extent that a specified index exceeds a predetermined level, to receive payments on a contractually-based principal amount from the party selling the interest rate or equity cap. The purchase of an interest rate or equity floor entitles the purchaser, to the extent that a specified index falls below a predetermined rate, to receive payments on a contractually-based principal amount from the party selling the interest rate or equity floor. A collar is a combination of a cap and a floor, which preserve a certain return within a predetermined range of values.

A fund may enter into interest rate and equity swaps, caps, floors and collars on either an asset-based or liability-based basis, depending on whether it is hedging its assets or its liabilities, and will usually enter into interest rate and equity swaps on a net basis (i.e., the two payment streams are netted out), with the fund receiving or paying, as the case may be, only the net amount of the two payments. The net amount of the excess, if any, of a fund’s obligations over its entitlements with respect to each interest rate or equity swap will be accrued on a daily basis, and an amount of liquid assets having an aggregate net asset value at least equal to the accrued excess will be maintained in a segregated account by the fund’s custodian in accordance with procedures established by the Board. If a fund enters into an interest rate or equity swap on other than a net basis, the fund will maintain a segregated account in the full amount accrued on a daily basis of the fund’s obligations with respect to the swap. A fund will only enter into interest rate and equity swap, cap, floor or collar transactions with counterparties the Subadviser deems to be creditworthy. The Subadviser will monitor the creditworthiness of counterparties to its interest rate and equity swap, cap, floor and collar transactions on an ongoing basis. If there is a default by the other party to such a transaction, a fund will have contractual remedies pursuant to the agreements related to the transaction. The swap market has grown substantially in recent years with a large number of banks and investment banking firms acting both as principals and agents utilizing standardized swap documentation. The Subadviser has determined that, as a result, the swap market is liquid. Caps, floors and collars are more recent innovations and, accordingly, they are less liquid than swaps. The use of interest rate and equity swaps is a highly specialized activity which involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. If the subadviser is incorrect in its forecasts of market values, interest rates and other applicable factors, the investment performance of a fund would diminish compared with what it would have been if these investment techniques were not utilized. Moreover, even if the subadviser is correct in its forecasts, there is a risk that the swap position may correlate imperfectly with the price of the asset or liability being hedged.

The liquidity of swap agreements will be determined by the subadviser based on various factors, including (1) the frequency of trades and quotations, (2) the number of dealers and prospective purchasers in the marketplace, (3) dealer undertakings to make a market, (4) the nature of the security (including any demand or tender features), and (5) the nature of the marketplace for trades (including the ability to assign or offset the fund’s rights and obligations relating to the investment). Such determination will govern whether a swap will be deemed within the percentage restriction on investments in securities that are not readily marketable.

A fund will maintain liquid assets in a segregated custodial account to cover its current obligations under swap agreements. If a fund enters into a swap agreement on a net basis, it will segregate assets with a daily value at least equal to the excess, if any, of the fund’s accrued obligations under the swap agreement over the accrued amount the fund is entitled to receive under the agreement. If a fund enters into a swap agreement on other than a net basis, it will segregate assets with a value equal to the full amount of the fund’s accrued obligations under the agreement. To the extent a fund sells caps, floors and collars it will maintain in a segregated account cash and/or, cash equivalents or other liquid high grade debt securities having an aggregate net asset value at least equal to the full amount, accrued on a daily basis, of the fund’s obligations with respect to the caps, floors or collars. See “Use of Segregated and Other Special Accounts” below.

There is no limit on the amount of interest rate and equity swap transactions that may be entered into by a fund. These transactions do not involve the delivery of securities or other underlying assets or principal. Accordingly, the risk of loss with respect to interest rate and equity swaps is limited to the net amount of payments that a fund is contractually obligated to make, if any. The effective use of swaps and related transactions by a fund may depend, among other things, on the fund’s ability to terminate the transactions at times when the subadviser deems it desirable to do so. Because swaps and related transactions are bilateral contractual arrangements between a fund and counterparties to the transactions, the fund’s ability to terminate such an arrangement may be considerably more limited than in the case of an exchange traded instrument. To the extent a fund does not, or cannot, terminate such a transaction in a timely manner, the fund may suffer a loss in excess of any amounts that it may have received, or expected to receive, as a result of entering into the transaction. If the other party to a swap defaults, a fund’s risk of loss is the net amount of payments that the fund contractually is entitled to receive, if any. A fund may purchase and sell caps, floors and collars without limitation, subject to the segregated account requirement described above.

Credit Default Swaps.    A fund may enter into credit default swap contracts for hedging purposes or to add leverage to its portfolio. When used for hedging purposes, a fund would be the buyer of a credit default swap contract. In that case, the fund would be entitled to receive the par (or other agreed-upon) value of a referenced debt obligation from the counterparty to the contract in the event of a default by a third party, such as a U.S. or foreign issuer, on the debt obligation. In return, the fund would pay to the counterparty a periodic stream of payments over the term of the contract provided that no event of default has occurred. If no default occurs, the fund would have spent the stream of payments and received no benefit from the contract. When the fund is the seller of a credit default swap contract, it receives the stream of payments but is obligated to pay upon default of the referenced debt obligation. As the seller, the fund would effectively add leverage to its portfolio because, in addition to its total assets, the fund would be subject to investment exposure on the notional amount of the swap.

Indexed Securities.    A fund may purchase securities whose prices are indexed to the prices of other securities, securities indices, currencies, or other financial indicators. Indexed securities typically, but not always, are debt securities or deposits whose value at maturity or coupon rate is determined by reference to a specific instrument or statistic. Currency-indexed securities typically are short-term to intermediate-term debt securities whose maturity values or interest rates are determined by reference to the values of one or more specified foreign currencies, and may offer higher yields than U.S. dollar-denominated securities of equivalent issuers. Currency-indexed securities may be positively or negatively indexed; that is, their maturity value may increase when the specified currency value increases, resulting in a security that performs similarly to a foreign currency-denominated instrument, or their maturity value may decline when foreign currencies increase, resulting in a security whose price characteristics are similar to a put on the underlying currency. Currency-indexed securities may also have prices that depend on the values of a number of different foreign currencies relative to each other.

Currency Transactions.    A fund may engage in currency transactions with counterparties to hedge the value of portfolio securities denominated in particular currencies against fluctuations in relative value or to generate income or gain. Currency transactions include currency forward contracts, exchange-listed currency futures contracts and options thereon, exchange-listed and OTC options on currencies, and currency swaps. A currency forward contract involves a privately negotiated obligation to purchase or sell (with delivery generally required) a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. A currency swap is an agreement to exchange cash flows based on the notional difference among two or more currencies and operates similarly to an interest rate swap, which is described below under “Interest Rate and Equity Swaps and Related Transactions.” A fund may enter into currency transactions only with counterparties that the subadviser deems to be creditworthy.

A fund may enter into currency forward contracts when the subadviser believes that the currency of a particular country may suffer a substantial decline against the U.S. dollar. In those circumstances, a fund may enter into a currency forward contract to sell, for a fixed amount of U.S. dollars, the amount of that currency approximating the value of some or all of the fund’s portfolio securities denominated in such currency. Currency forward contracts may limit potential gain from a positive change in the relationship between the U.S. dollar and foreign currencies.

Transaction hedging is entering into a currency transaction with respect to specific assets or liabilities of the fund, which will generally arise in connection with the purchase or sale of the fund’s portfolio securities or the receipt of income from them. Position hedging is entering into a currency transaction with respect to portfolio securities positions denominated or generally quoted in that currency. A fund will not enter into a transaction to hedge currency exposure to an extent greater, after netting all transactions intended wholly or partially to offset other transactions, than the aggregate market value (at the time of entering into the transaction) of the securities held by the fund that are denominated or generally quoted in or currently convertible into the currency, other than with respect to proxy hedging as described below.

A fund may cross-hedge currencies by entering into transactions to purchase or sell one or more currencies that are expected to increase or decline in value relative to other currencies to which the fund has or in which the fund expects to have exposure. To reduce the effect of currency fluctuations on the value of existing or anticipated holdings of its securities, a fund may also engage in proxy hedging. Proxy hedging is often used when the currency to which the fund’s holdings is exposed is difficult to hedge generally or difficult to hedge against the dollar. Proxy hedging entails entering into a forward contract to sell a currency, the changes in the value of which are generally considered to be linked to a currency or currencies in which some or all of the fund’s securities are or are expected to be denominated, and to buy dollars. The amount of the contract would not exceed the market value of the fund’s securities denominated in linked currencies.

Currency transactions are subject to risks different from other portfolio transactions, as discussed below under “Risk Factors Associated with Derivatives.” If a fund enters into a currency hedging transaction, the fund will comply with the asset segregation requirements described below under “Use of Segregated and Other Special Accounts.”

Combined Transactions.    A fund may enter into multiple transactions, including multiple options transactions, multiple futures transactions, multiple currency transactions (including forward currency contracts), multiple interest rate transactions and any combination of futures, options, currency and interest rate transactions, instead of a single Derivative, as part of a single or combined strategy when, in the judgment of the subadviser, it is in the best interests of the fund to do so. A combined transaction will usually contain elements of risk that are present in each of its component transactions. Although combined transactions will normally be entered into by a fund based on the subadviser’s judgment that the combined strategies will reduce risk or otherwise more effectively achieve the desired portfolio management goal, it is possible that the combination will instead increase the risks or hinder achievement of the fund’s objective.

Risk Factors Associated with Derivatives.    Derivatives have special risks associated with them, including possible default by the counterparty to the transaction, illiquidity and, to the extent the subadviser’s view as to certain market movements is incorrect, the risk that the use of the Derivatives could result in losses greater than if they had not been used. Use of put and call options could result in losses to a fund, force the sale or purchase of portfolio securities at inopportune times or for prices higher than (in the case of put options) or lower than (in the case of call options) current market values, or cause a fund to hold a security it might otherwise sell.

The use of futures and options transactions entails certain special risks. In particular, the variable degree of correlation between price movements of futures contracts and price movements in the related securities position of a fund could create the possibility that losses on the hedging instrument are greater than gains in the value of the fund’s position. In addition, futures and options markets could be illiquid in some circumstances and certain OTC options could have no markets. As a result, in certain markets, a fund might not be able to close out a transaction without incurring substantial losses. Although a fund’s use of futures and options transactions for hedging should tend to minimize the risk of loss due to a decline in the value of the hedged position, at the same time it will tend to limit any potential gain to the fund that might result from an increase in value of the position. There is also the risk of loss by a fund of margin deposits in the event of bankruptcy of a broker with whom the fund has an open position in a futures contract or option thereon. Finally, the daily variation margin requirements for futures contracts create a greater ongoing potential financial risk than would purchases of options, in which case the exposure is limited to the cost of the initial premium. However, because option premiums paid by a fund are small in relation to the market value of the investments underlying the options, buying options can result in large amounts of leverage. The leverage offered by trading in options could cause a fund’s net asset value to be subject to more frequent and wider fluctuation than would be the case if the fund did not invest in options.

As is the case with futures and options strategies, the effective use of swaps and related transactions by a fund may depend, among other things, on a fund’s ability to terminate the transactions at times when the subadviser deems it desirable to do so. To the extent a fund does not, or cannot, terminate such a transaction in a timely manner, a fund may suffer a loss in excess of any amounts that it may have received, or expected to receive, as a result of entering into the transaction.

Currency hedging involves some of the same risks and considerations as other transactions with similar instruments. Currency transactions can result in losses to a fund if the currency being hedged fluctuates in value to a degree or in a direction that is not anticipated. Further, the risk exists that the perceived linkage between various currencies may not be present or may not be present during the particular time that the fund is engaging in proxy hedging. Currency transactions are also subject to risks different from those of other portfolio transactions. Because currency control is of great importance to the issuing governments and influences economic planning and policy, purchases and sales of currency and related instruments can be adversely affected by government exchange controls, limitations or restrictions on repatriation of currency, and manipulations or exchange restrictions imposed by governments. These forms of governmental actions can result in losses to a fund if it is unable to deliver or receive currency or monies in settlement of obligations and could also cause hedges it has entered into to be rendered useless, resulting in full currency exposure as well as incurring transaction costs. Buyers and sellers of currency futures contracts are subject to the same risks that apply to the use of futures contracts generally. Further, settlement of a currency futures contract for the purchase of most currencies must occur at a bank based in the issuing nation. Trading options on currency futures contracts is relatively new, and the ability to establish and close out positions on these options is subject to the maintenance of a liquid market that may not always be available. Currency exchange rates may fluctuate based on factors extrinsic to that country’s economy.

Credit Default Swaps Risk.    In addition to the risks applicable to derivatives generally, credit default swaps involve special risks because they are difficult to value, are highly susceptible to liquidity and credit risk, and generally pay a return to the party that has paid the premium only in the event of an actual default by the issuer of the underlying obligation, as opposed to a credit downgrade or other indication of financial difficulty.

Because the amount of interest and/or principal payments which the issuer of indexed securities is obligated to make is linked to the prices of other securities, securities indices, currencies, or other financial indicators, such payments may be significantly greater or less than payment obligations in respect of other types of debt securities. As a result, an investment in indexed securities may be considered speculative. Moreover, the performance of indexed securities depends to a great extent on the performance of and may be more volatile than the security, currency, or other instrument to which they are indexed, and may also be influenced by interest rate changes in the United States and abroad. At the same time, indexed securities are subject to the credit risks associated with the issuer of the security, and their values may decline substantially if the issuer’s creditworthiness deteriorates.

Losses resulting from the use of Derivatives will reduce a fund’s net asset value, and possibly income, and the losses can be greater than if Derivatives had not been used.

Risks of Derivatives Outside the United States.    When conducted outside the United States, Derivatives transactions may not be regulated as rigorously as in the United States, may not involve a clearing mechanism and related guarantees, and will be subject to the risk of governmental actions affecting trading in, or the prices of, foreign securities, currencies and other instruments. In addition, the price of any foreign futures or foreign options contract and, therefore, the potential profit and loss thereon, may be affected by any variance in the foreign exchange rate between the time an order is placed and the time it is liquidated, offset or exercised. The value of positions taken as part of non-U.S. Derivatives also could be adversely affected by: (1) other complex foreign political, legal and economic factors, (2) lesser availability of data on which to make trading decisions than in the United States, (3) delays in the fund’s ability to act upon economic events occurring in foreign markets during nonbusiness hours in the United States, (4) the imposition of different exercise and settlement terms and procedures and margin requirements than in the United States and (5) lower trading volume and liquidity.

Use of Segregated and Other Special Accounts.    Use of many Derivatives by a fund will require, among other things, that the fund segregate liquid assets with its custodian, or a designated sub-custodian, to the extent the fund’s obligations are not otherwise “covered” through ownership of the underlying security, financial instrument or currency. In general, either the full amount of any obligation by a fund to pay or deliver securities or assets must be covered at all times by the securities, instruments or currency required to be delivered, or, subject to any regulatory restrictions, an amount of liquid assets at least equal to the current amount of the obligation must be segregated with the custodian or subcustodian in accordance with procedures established by the Board. The segregated assets cannot be sold or transferred unless equivalent assets are substituted in their place or it is no longer necessary to segregate them. A call option on securities written by a fund, for example, will require the fund to hold the securities subject to the call (or securities convertible into the needed securities without additional consideration) or to segregate liquid high grade debt obligations sufficient to purchase and deliver the securities if the call is exercised. A call option sold by a fund on an index will require the fund to own portfolio securities that correlate with the index or to segregate liquid high grade debt obligations equal to the excess of the index value over the exercise price on a current basis. A put option on securities written by a fund will require the fund to segregate liquid high grade debt obligations equal to the exercise price. Except when a fund enters into a forward contract in connection with the purchase or sale of a security denominated in a foreign currency or for other non-speculative purposes, which requires no segregation, a currency contract that obligates the fund to buy or sell a foreign currency will generally require the fund to hold an amount of that currency or liquid securities denominated in that currency equal to the fund’s obligations or to segregate liquid high grade debt obligations equal to the amount of the fund’s obligations.

OTC options entered into by a fund, including those on securities, currency, financial instruments or indices, and OCC-issued and exchange-listed index options will generally provide for cash settlement, although the fund will not be required to do so. As a result, when a fund sells these instruments it will segregate an amount of assets equal to its obligations under the options. OCC-issued and exchange-listed options sold by a fund other than those described above generally settle with physical delivery, and the fund will segregate an amount of assets equal to the full value of the option. OTC options settling with physical delivery or with an election of either physical delivery or cash settlement will be treated the same as other options settling with physical delivery. If a fund enters into OTC option transactions, it will be subject to counterparty risk.

In the case of a futures contract or an option on a futures contract, a fund must deposit initial margin and, in some instances, daily variation margin with its futures commission merchant or custodian in addition to segregating liquid assets sufficient to meet its obligations to purchase or provide securities or currencies, or to pay the amount owed at the expiration of an index-based futures contract. A fund will accrue the net amount of the excess, if any, of its obligations relating to swaps over its entitlements with respect to each swap on a daily basis and will segregate with its custodian, or designated sub-custodian, an amount of liquid assets having an aggregate value equal to at least the accrued excess. Caps, floors and collars require segregation of liquid assets with a value equal to the fund’s net obligation, if any.

Derivatives may be covered by means other than those described above when consistent with applicable regulatory policies. A fund may also enter into offsetting transactions so that its combined position, coupled with any segregated assets, equals its net outstanding obligation in related Derivatives. A fund could purchase a put option, for example, if the strike price of that option is the same or higher than the strike price of a put option sold by the fund. Moreover, instead of segregating assets if it holds a futures contract or forward contract, a fund could purchase a put option on the same futures contract or forward contract with a strike price as high or higher than the price of the contract held. Other Derivatives may also be offset in combinations. If the offsetting transaction terminates at the time of or after the primary transaction, no segregation is required, but if it terminates prior to that time, assets equal to any remaining obligation would need to be segregated.

Investors should note that a fund’s ability to pursue certain of these strategies may be limited by applicable regulations of the SEC, the CFTC and the federal income tax requirements applicable to regulated investment companies.

Distressed Debt Securities

See the discussion under High Yield Securities in this section.

Equity Equivalents or ETFs

Equity Equivalents or ETFs (so called because they are traded on a stock exchange) are investment company securities that enable investors to purchase or sell shares representing a portfolio of securities that seeks to track the performance of an underlying index or a portion of an index. Such ETFs include among others DIAMONDS (interests in a portfolio of securities that seeks to track the performance of the Dow Jones Industrial Average), SPDRs or Standard & Poor’s Depository Receipts (interests in a portfolio of securities that seeks to track the performance of the S&P 500 Index), WEBS or World Equity Benchmark Shares (interests in a portfolio of securities that seeks to track the performance of a benchmark index of a particular foreign country’s stocks), and the Nasdaq-100 Trust or QQQ (interests in a portfolio of securities of the largest and most actively traded non-financial companies listed on the Nasdaq Stock Market). The value of these securities is dependent upon the performance of the underlying index on which they are based. Thus, these securities are subject to the same risks as their underlying indexes as well as the securities that make up those indexes. For example, if the securities comprising an index that an index-related security seeks to track perform poorly, the index-related security would be expected to also lose value.

Unlike shares of typical mutual funds or unit investment trusts, however, shares of ETFs are designed to be traded throughout a trading day based on market values, and not at net asset value. For this reason, shares could trade at either a premium or discount to net asset value. However, because the portfolios held by ETFs are publicly disclosed on each trading day, and an approximation of actual net asset value is disseminated throughout the trading day, trading prices of these index-based ETFs tend to closely track the actual net asset value of the underlying portfolios. Recently launched ETFs, which are not structured as investment companies, invest in gold bullion. In the future, as new products become available, the funds may invest in ETFs that are based on fixed income indices or that are actively managed. Actively managed ETFs will likely not have the transparency of index based ETFs, and therefore, may be more likely to trade at a discount or premium to actual net asset values. Gains or losses on a fund’s investment in ETFs will depend on the purchase and sale price of the ETF, rather than on changes in the underlying net asset value of the ETF.

Equity Equivalents may be used for several purposes, including, to simulate full investment in the underlying index while retaining a cash balance for fund management purposes, to facilitate trading, to reduce transaction costs or to seek higher investment returns where an Equity Equivalent is priced more attractively than securities in the underlying index. Because the expense associated with an investment in Equity Equivalents may be substantially lower than the expense of small investments directly in the securities comprising the indices they seek to track, investments in Equity Equivalents may provide a cost-effective means of diversifying a fund’s assets across a broad range of equity securities.

To the extent the fund invests in securities of other investment companies, fund shareholders would indirectly pay a portion of the operating costs of such companies in addition to the expenses of its own operation. These costs include management, brokerage, shareholder servicing and other operational expenses. Additionally, a fund’s investments in such investment companies are subject to limitations under the 1940 Act and market availability. See Investment Companies in this section.

Equity Securities

See the discussions under Common Stock, Convertible Securities, Equity Equivalents, Preferred Stock, Real Estate Investment Trusts, Smaller Market Capitalization Companies, and Warrants in this section.

Firm Commitments

Securities may be purchased on a firm commitment basis, including when-issued securities. Securities purchased on a firm commitment basis are purchased for delivery beyond the normal settlement date at a stated price and yield. No income accrues to the purchaser of a security on a firm commitment basis prior to delivery. Such securities are recorded as an asset and are subject to changes in value based upon changes in the general level of interest rates. Purchasing a security on a firm commitment basis can involve a risk that the market price at the time of delivery may be lower than the agreed upon purchase price, in which case there could be an unrealized loss at the time of delivery. A fund will only make commitments to purchase securities on a firm commitment basis with the intention of actually acquiring the securities, but may sell them before the settlement date if it is deemed advisable. A fund will establish a segregated account in which it will maintain liquid assets in an amount at least equal in value to the fund’s commitments to purchase securities on a firm commitment basis. If the value of these assets declines, the fund will place additional liquid assets in the account on a daily basis so that the value of the assets in the account is equal to the amount of such commitments. See also Stand-by Commitments, TBA Purchase Commitments and When-Issued Securities in this section.

Fixed Income Securities

See Debt Obligations is this section.

Floating and Variable Rate Instruments

Floating or variable rate obligations bear interest at rates that are not fixed, but vary with changes in specified market rates or indices, such as the prime rate, and at specified intervals. Certain of the floating or variable rate obligations that may be purchased by a fund may carry a demand feature that would permit the holder to tender them back to the issuer at par value prior to maturity. Such obligations include variable rate master demand notes, which are unsecured instruments issued pursuant to an agreement between the issuer and the holder that permit the indebtedness thereunder to vary and provide for periodic adjustments in the interest rate. A fund will limit its purchases of floating and variable rate obligations to those of the same quality as the fixed-income securities which the fund is otherwise permitted to purchase. The subadviser will monitor on an ongoing basis the ability of an issuer of a demand instrument to pay principal and interest on demand.

Certain of the floating or variable rate obligations that may be purchased by a fund may carry a demand feature that would permit the holder to tender them back to the issuer of the instrument or to a third party at par value prior to maturity. Some of the demand instruments purchased by a fund are not traded in a secondary market and derive their liquidity solely from the ability of the holder to demand repayment from the issuer or third party providing credit support. If a demand instrument is not traded in a secondary market, each fund will nonetheless treat the instrument as “readily marketable” for the purposes of its investment restriction limiting investments in illiquid securities unless the demand feature has a notice period of more than seven days in which case the instrument will be characterized as “not readily marketable” and therefore illiquid.

A fund’s right to obtain payment at par on a demand instrument could be affected by events occurring between the date such fund elects to demand payment and the date payment is due that may affect the ability of the issuer of the instrument or third party providing credit support to make payment when due, except when such demand instruments permit same day settlement. To facilitate settlement, these same day demand instruments may be held in book entry form at a bank other than a fund’s custodian subject to a sub-custodian agreement approved by such fund between that bank and the fund’s custodian.

Foreign Securities and Foreign Issuers

Investing in the securities of foreign issuers involves special considerations which are not typically associated with investing in the securities of U.S. issuers. Investments in securities of foreign issuers may involve risks arising from differences between U.S. and foreign securities markets, including less volume, much greater price volatility in and illiquidity of certain foreign securities markets, greater difficulty in determining the fair value of securities, different trading and settlement practices and less governmental supervision and regulation, from changes in currency exchange rates, from high and volatile rates of inflation, from economic, social and political conditions such as wars, terrorism, civil unrest and uprisings, and from fluctuating interest rates.

There may be less publicly-available information about a foreign issuer than about a U.S. issuer, and foreign issuers may not be subject to the same accounting, auditing and financial record-keeping standards and requirements as U.S. issuers. In particular, the assets and profits appearing on the financial statements of an emerging market country issuer may not reflect its financial position or results of operations in the way they would be reflected had the financial statements been prepared in accordance with U.S. generally accepted accounting principles. In addition, for an issuer that keeps accounting records in local currency, inflation accounting rules may require, for both tax and accounting purposes, that certain assets and liabilities be restated on the issuer’s balance sheet in order to express items in terms of currency of constant purchasing power. Inflation accounting may indirectly generate losses or profits. Consequently, financial data may be materially affected by restatements for inflation and may not accurately reflect the real condition of those issuers and securities markets. Finally, in the event of a default in any such foreign obligations, it may be more difficult for a fund to obtain or enforce a judgment against the issuers of such obligations.

Other investment risks include the possible imposition of foreign withholding taxes on certain amounts of a fund’s income, the possible seizure or nationalization of foreign assets and the possible establishment of exchange controls, expropriation, confiscatory taxation, other foreign governmental laws or restrictions which might affect adversely payments due on securities held by a fund, the lack of extensive operating experience of eligible foreign subcustodians and legal limitations on the ability of a fund to recover assets held in custody by a foreign subcustodian in the event of the subcustodian’s bankruptcy.

There generally is less governmental supervision and regulation of exchanges, brokers and issuers in foreign countries than there is in the United States. For example, there may be no comparable provisions under certain foreign laws to insider trading and similar investor protection securities laws that apply with respect to securities transactions consummated in the United States. Further, brokerage commissions and other transaction costs on foreign securities exchanges generally are higher than in the United States.

In some countries, banks or other financial institutions may constitute a substantial number of the leading companies or companies with the most actively traded securities. The 1940 Act limits a fund’s ability to invest in any equity security of an issuer which, in its most recent fiscal year, derived more than 15% of its revenues from “securities related activities,” as defined by the rules thereunder. These provisions may also restrict a fund’s investments in certain foreign banks and other financial institutions.

Foreign markets have different clearance and settlement procedures, and in certain markets there have been times when settlements have failed to keep pace with the volume of securities transactions, making it difficult to conduct such transactions. Further, satisfactory custodial services for investment securities may not be available in some countries having smaller, emerging capital markets, which may result in a fund incurring additional costs and delays in transporting such securities outside such countries. Delays in settlement or other problems could result in periods when assets of a fund are uninvested and no return is earned thereon. The inability of a fund to make intended security purchases due to settlement problems or the risk of intermediary counterparty failures could cause a fund to forego attractive investment opportunities. The inability to dispose of a portfolio security due to settlement problems could result either in losses to a fund due to subsequent declines in the value of such portfolio security or, if the fund has entered into a contract to sell the security, could result in possible liability to the purchaser.

Rules adopted under the 1940 Act permit a fund to maintain its foreign securities and cash in the custody of certain eligible non-U.S. banks and securities depositories. Certain banks in foreign countries may not be “eligible sub-custodians,” as defined in the 1940 Act, for a fund, in which event the fund may be precluded from purchasing securities in certain foreign countries in which it otherwise would invest or which may result in the fund’s incurring additional costs and delays in providing transportation and custody services for such securities outside of such countries. A fund may encounter difficulties in effecting on a timely basis portfolio transactions with respect to any securities of issuers held outside their countries. Other banks that are eligible foreign sub-custodians may be recently organized or otherwise lack extensive operating experience. In addition, in certain countries there may be legal restrictions or limitations on the ability of a fund to recover assets held in custody by foreign sub-custodians in the event of the bankruptcy of the sub-custodian.

Certain of the risks associated with international investments and investing in smaller capital markets are heightened for investments in emerging market countries. For example, some of the currencies of emerging market countries have experienced devaluation relative to the U.S. dollar, and major adjustments have been made periodically in certain of such currencies. Certain of such countries face serious exchange constraints. In addition, governments of many emerging market countries have exercised and continue to exercise substantial influence over many aspects of the private sector. In certain cases, the government owns or controls many companies. Accordingly, government actions in the future could have a significant effect on economic conditions in developing countries which could affect private sector companies and consequently, the value of certain securities held in a fund’s portfolio.

Investment in certain emerging market securities is restricted or controlled to varying degrees which may at times limit or preclude investment in certain emerging market securities and increase the costs and expenses of a fund. Certain emerging market countries require governmental approval prior to investments by foreign persons, limit the amount of investment by foreign persons in a particular issuer, limit the investment by foreign persons only to a specific class of securities of an issuer that may have less advantageous rights than other classes, restrict investment opportunities in issuers in industries deemed important to national interests and/or impose additional taxes on foreign investors.

The manner in which foreign investors may invest in companies in certain emerging market countries, as well as limitations on such investments, also may have an adverse impact on the operations of a fund. For example, the fund may be required in some countries to invest initially through a local broker or other entity and then have the shares purchased re-registered in the name of the fund. Re-registration may in some instances not occur on a timely basis, resulting in a delay during which the fund may be denied certain of its rights as an investor.

Certain emerging market countries may require governmental approval for the repatriation of investment income, capital or the proceeds of sales of securities by foreign investors which could adversely affect a fund. In addition, if a deterioration occurs in the country’s balance of payments, it could impose temporary restrictions on foreign capital remittances. Investing in local markets in emerging market countries may require a fund to adopt special procedures, seek local government approvals or take other actions, each of which may involve additional costs to the fund.

With respect to investments in certain emerging market countries, different legal standards may have an adverse impact on a fund. For example, while the potential liability of a shareholder in a U.S. corporation with respect to acts of the corporation is generally limited to the amount of the shareholder’s investment, the notion of limited liability is less clear in certain emerging market countries. Similarly, the rights of investors in emerging market companies may be more limited than those of shareholders of U.S. corporations.

Certain markets are in only the earliest stages of development. There is also a high concentration of market capitalization and trading volume in a small number of issuers representing a limited number of industries, as well as a high concentration of investors and financial intermediaries. Many of such markets also may be affected by developments with respect to more established markets in the region. Brokers in emerging market countries typically are fewer in number and less capitalized than brokers in the United States. These factors, combined with the U.S. regulatory requirements for open-end investment companies and the restrictions on foreign investment, result in potentially fewer investment opportunities for a fund and may have an adverse impact on the investment performance of a fund. See Depository Receipts and Sovereign Debt in this section. See also High Yield Sovereign Debt Securities under High Yield Securities in this section.

High Yield Securities

The High Yield Bond Fund may invest up to all of the Fund’s total assets in domestic and foreign “high yield” securities, commonly known as “junk bonds.”

Under rating agency guidelines, medium- and lower-rated securities and comparable unrated securities will likely have some quality and protective characteristics that are outweighed by large uncertainties or major risk exposures to adverse conditions. Medium- and lower-rated securities may have poor prospects of ever attaining any real investment standing, may have a current identifiable vulnerability to default or be in default, may be unlikely to have the capacity to pay interest and repay principal when due in the event of adverse business, financial or economic conditions, and/or may be likely to be in default or not current in the payment of interest or principal. Such securities are considered speculative with respect to the issuer’s capacity to pay interest and repay principal in accordance with the terms of the obligations. Accordingly, it is possible that these types of factors could reduce the value of securities held by a fund with a commensurate effect on the value of the fund’s shares.

Changes by recognized rating services in their ratings of any fixed-income security and in the ability of an issuer to make payments of interest and principal may also affect the value of these investments. A description of the ratings used by Moody’s and S&P is set forth in Appendix B. The ratings of Moody’s and S&P generally represent the opinions of those organizations as to the quality of the securities that they rate. Such ratings, however, are relative and subjective, are not absolute standards of quality, are subject to change and do not evaluate the market risk or liquidity of the securities. Ratings of a non-U.S. debt instrument, to the extent that those ratings are undertaken, are related to evaluations of the country in which the issuer of the instrument is located. Ratings generally take into account the currency in which a non-U.S. debt instrument is denominated. Instruments issued by a foreign government in other than the local currency, for example, typically have a lower rating than local currency instruments due to the existence of an additional risk that the government will be unable to obtain the required foreign currency to service its foreign currency-denominated debt. In general, the ratings of debt securities or obligations issued by a non-U.S. public or private entity will not be higher than the rating of the currency or the foreign currency debt of the central government of the country in which the issuer is located, regardless of the intrinsic creditworthiness of the issuer.

The secondary markets for high yield securities are not as liquid as the secondary markets for higher rated securities. The secondary markets for high yield securities are concentrated in relatively few market makers and participants in the market are mostly institutional investors, including insurance companies, banks, other financial institutions and mutual funds. In addition, the trading volume for high yield securities is generally lower than that for higher-rated securities and the secondary markets could contract under adverse market or economic conditions independent of any specific adverse changes in the condition of a particular issuer. These factors may have an adverse effect on the ability of a fund holding such securities to dispose of particular portfolio investments, may adversely affect the fund’s net asset value per share and may limit the ability of such a fund to obtain accurate market quotations for purposes of valuing securities and calculating net asset value. If a fund is not able to obtain precise or accurate market quotations for a particular security, it will become more difficult to value such fund’s portfolio securities, and a greater degree of judgment may be necessary in making such valuations. Less liquid secondary markets may also affect the ability of a fund to sell securities at their fair value. If the secondary markets for high yield securities contract due to adverse economic conditions or for other reasons, certain liquid securities in a fund’s portfolio may become illiquid and the proportion of the fund’s assets invested in illiquid securities may significantly increase.

Prices for high yield securities may be affected by legislative and regulatory developments. These laws could adversely affect a fund’s net asset value and investment practices, the secondary market for high yield securities, the financial condition of issuers of these securities and the value of outstanding high yield securities. For example, federal legislation requiring the divestiture by federally insured savings and loan associations of their investments in high yield bonds and limiting the deductibility of interest by certain corporate issuers of high yield bonds adversely affected the market in recent years.

High Yield Corporate Securities.    While the market values of securities rated below investment grade and comparable unrated securities tend to react less to fluctuations in interest rate levels than do those of higher-rated securities, the values of certain of these securities also tend to be more sensitive to individual corporate developments and changes in economic conditions than higher-rated securities. In addition, such securities present a higher degree of credit risk. Issuers of these securities are often highly leveraged and may not have more traditional methods of financing available to them, so that their ability to service their debt obligations during an economic downturn or during sustained periods of rising interest rates may be impaired. The risk of loss due to default by such issuers is significantly greater than with investment grade securities because such securities generally are unsecured and subordinated to the prior payment of senior indebtedness. A fund also may incur additional expenses to the extent that it is required to seek recovery upon a default in the payment of principal or interest on its portfolio holdings.

The development of a market for high yield non-U.S. corporate securities has been a relatively recent phenomenon. On the other hand, the market for high yield U.S. corporate debt securities is more established than that for high yield non-U.S. corporate debt securities, but has undergone significant changes in the past and may undergo significant changes in the future.

High yield non-U.S. and U.S. corporate securities in which the applicable funds may invest include bonds, debentures, notes, commercial paper and preferred stock and will generally be unsecured. Most of the debt securities will bear interest at fixed rates. However, a fund may also invest in corporate debt securities with variable rates of interest or which involve equity features, such as contingent interest or participations based on revenues, sales or profits (i.e., interest or other payments, often in addition to a fixed rate of return, that are based on the borrower’s attainment of specified levels of revenues, sales or profits and thus enable the holder of the security to share in the potential success of the venture).

High Yield Foreign Sovereign Debt Securities.    Investing in fixed and floating rate high yield foreign sovereign debt securities, especially in emerging market countries, will expose funds investing in such securities to the direct or indirect consequences of political, social or economic changes in the countries that issue the securities or in which the issuers are located. The ability and willingness of sovereign obligors in developing and emerging market countries or the governmental authorities that control repayment of their external debt to pay principal and interest on such debt when due may depend on general economic and political conditions within the relevant country. Certain countries in which a fund may invest, especially emerging market countries, have historically experienced, and may continue to experience, high rates of inflation, high interest rates, exchange rate trade difficulties and extreme poverty and unemployment. Many of these countries are also characterized by political uncertainty or instability. Additional factors which may influence the ability or willingness to service debt include, but are not limited to, a country’s cash flow situation, the availability of sufficient foreign exchange on the date a payment is due, the relative size of its debt service burden to the economy as a whole, and its government’s policy towards the International Monetary Fund, the World Bank and other international agencies.

The ability of a foreign sovereign obligor, especially in emerging market countries, to make timely payments on its external debt obligations will also be strongly influenced by the obligor’s balance of payments, including export performance, its access to international credits and investments, fluctuations in interest rates and the extent of its foreign reserves. A country whose exports are concentrated in a few commodities or whose economy depends on certain strategic imports could be vulnerable to fluctuations in international prices of these commodities or imports. To the extent that a country receives payment for its exports in currencies other than U.S. dollars, its ability to make debt payments denominated in U.S. dollars could be adversely affected. If a foreign sovereign obligor cannot generate sufficient earnings from foreign trade to service its external debt, it may need to depend on continuing loans and aid from foreign governments, commercial banks and multilateral organizations, and inflows of foreign investment. The commitment on the part of these foreign governments, multilateral organizations and others to make such disbursements may be conditioned on the government’s implementation of economic reforms and/or economic performance and the timely service of its obligations. Failure to implement such reforms, achieve such levels of economic performance or repay principal or interest when due may result in the cancellation of such third parties’ commitments to lend funds, which may further impair the obligor’s ability or willingness to timely service its debts. The cost of servicing external debt will also generally be adversely affected by rising international interest rates, because many external debt obligations bear interest at rates which are adjusted based upon international interest rates. The ability to service external debt will also depend on the level of the relevant government’s international currency reserves and its access to foreign exchange. Currency devaluation may affect the ability of a sovereign obligor to obtain sufficient foreign exchange to service its external debt. The risks enumerated above are particularly heightened with regard to issuers in emerging market countries.

As a result of the foregoing, a governmental obligor, especially in an emerging market country, may default on its obligations. If such an event occurs, a fund may have limited legal recourse against the issuer and/or guarantor. Remedies must, in some cases, be pursued in the courts of the defaulting party itself, and the ability of the holder of foreign sovereign debt securities to obtain recourse may be subject to the political climate in the relevant country. In addition, no assurance can be given that the holders of commercial bank debt will not contest payments to the holders of other foreign sovereign debt obligations in the event of default under their commercial bank loan agreements.

Sovereign obligors in developing and emerging market countries are among the world’s largest debtors to commercial banks, other governments, international financial organizations and other financial institutions. These obligors have in the past experienced substantial difficulties in servicing their external debt obligations, which led to defaults on certain obligations and the restructuring of certain indebtedness. Restructuring arrangements have included, among other things, reducing and rescheduling interest and principal payments by negotiating new or amended credit agreements or converting outstanding principal and unpaid interest to Brady Bonds, and obtaining new credit to finance interest payments. Holders of certain foreign sovereign debt securities may be requested to participate in the restructuring of such obligations and to extend further loans to their issuers. There can be no assurance that the Brady Bonds and other foreign sovereign debt securities in which certain of the funds may invest will not be subject to similar restructuring arrangements or to requests for new credit which may adversely affect a fund’s holdings. Furthermore, certain participants in the secondary market for such debt may be directly involved in negotiating the terms of these arrangements and may therefore have access to information not available to other market participants. See Foreign Securities and Foreign Issuers in this section.

Distressed Debt Securities.    Distressed debt securities are debt securities that are purchased in the secondary market and are the subject of bankruptcy proceedings or otherwise in default as to the repayment of principal and/or interest at the time of acquisition by a fund or are rated in the lower rating categories (Ca or lower by Moody’s and CC or lower by S&P) or which, if unrated, are in the judgment of the subadviser of equivalent quality. Investment in distressed debt securities is speculative and involves significant risk. The risks associated with high yield securities are heightened by investing in distressed debt securities.

A fund will generally make such investments only when the subadviser believes it is reasonably likely that the issuer of the distressed debt securities will make an exchange offer or will be the subject of a plan of reorganization pursuant to which the fund will received new securities (e.g., equity securities). However, there can be no assurance that such an exchange offer will be made or that such a plan of reorganization will be adopted. In addition, a significant period of time may pass between the time at which a fund makes its investment in distressed debt securities and the time that any such exchange offer or plan of reorganization is completed. During this period, it is unlikely that the fund will receive any interest payments on the distressed debt securities, the fund will be subject to significant uncertainty as to whether or not the exchange offer or plan will be completed and the fund may be required to bear certain extraordinary expenses to protect or recover its investment. Even if an exchange offer is made or plan or reorganization is adopted with respect to the distressed debt securities held by the fund, there can be no assurance that the securities or other assets received by a fund in connection with such exchange offer or plan or reorganization will not have a lower value or income potential than may have been anticipated when the investment was made. Moreover, any securities received by a fund upon completion of an exchange offer or plan of reorganization may be restricted as to resale. As a result of a fund’s participation in negotiations with respect to any exchange offer or plan of reorganization with respect to an issuer of distressed debt securities, the fund may be restricted from disposing of such securities. None of the funds will generally invest more than 5% of their assets in securities that are already in default or subject to bankruptcy proceedings.

Illiquid Securities

Certain funds may purchase securities for which there is a limited trading market or which are subject to restrictions on resale to the public, or restricted securities. Restricted securities are generally securities that have been sold in the United States without registration under applicable securities laws, and are thus subject to restrictions on resale, except for those eligible for resale under Rule 144A. If a fund must sell restricted securities at times which otherwise might be considered to be disadvantageous (to satisfy redemptions, for example), the fund might receive lower proceeds from such sales than it had expected to realize. Investments in securities which are “restricted” may involve added expenses to a fund should the fund be required to bear registration costs with respect to such securities. A fund could also be delayed in disposing of such securities which might have an adverse effect upon the price and timing of sales and the liquidity of the fund.

If a fund were to assume substantial positions in securities with limited trading markets, the activities of the fund could have an adverse effect upon the liquidity and marketability of such securities and the fund might not be able to dispose of its holdings in those securities at then current market prices. Restricted securities and securities for which there is a limited trading market may be significantly more difficult to value due to the unavailability of reliable market quotations for such securities, and investment in such securities may have an adverse impact on net asset value. See also Rule 144A Securities in this section.

Investment Companies

A fund may from time to time invest in securities of other investment companies, subject to applicable statutory and regulatory limitations.

The return on such investments will be reduced by the operating expenses, including investment advisory and administration fees, of such investment funds, and will be further reduced by fund expenses, including management fees; that is, there will be a layering of certain fees and expenses. Investment in closed-end investment companies also may involve the payment of substantial premiums above, and upon sale there may be substantial market discounts below, the value of such companies’ portfolio securities. The funds do not intend to invest in such vehicles or funds unless the subadviser determines that the potential benefits of such investment justify the payment of any applicable premiums. See Equity Equivalents and ETFs in this section.

Inverse Floating Rate Obligations

Inverse floating rate obligations, or “inverse floaters” have coupon rates that vary inversely at a multiple of a designated floating rate (which typically is determined by reference to an index rate, but may also be determined through a dutch auction or a remarketing agent) (the “reference rate”). Inverse floaters may constitute a class of CMOs with a coupon rate that moves inversely to a designated index, such as London Inter-Bank Offered Rate (“LIBOR”) or (Cost of Funds Index (“COFI”). Any rise in the reference rate of an inverse floater (as a consequence of an increase in interest rates) causes a drop in the coupon rate while any drop in the reference rate of an inverse floater causes an increase in the coupon rate. In addition, like most other fixed income securities, the value of inverse floaters will generally decrease as interest rates increase.

Inverse floaters exhibit substantially greater price volatility than fixed rate obligations having similar credit quality, redemption provisions and maturity, and inverse floater CMOs exhibit greater price volatility than the majority of mortgage pass-through securities or CMOs. In addition, some inverse floater CMOs exhibit extreme sensitivity to changes in prepayments. As a result, the yield to maturity of an inverse floater CMO is sensitive not only to changes in interest rates but also to changes in prepayment rates on the related underlying mortgage assets.

Loan Participations and Assignments

Loan Participations and Assignments are interests in loans and therefore are considered to be investments in debt securities. If a fund purchases a Loan Participation, the fund typically will have a contractual relationship only with the Lender that sold the Participation, and not with the borrower. A fund will have the right to receive payments of principal, interest and any fees to which it is entitled only from the Lender selling the Participation and only upon receipt by the Lender of the payments from the borrower. In connection with purchasing Loan Participations, a fund generally will have no right to enforce compliance by the borrower with the terms of the Loan agreement relating to the Loan, nor any rights of set-off against the borrower, and the fund may not benefit directly from any collateral supporting the Loan in which it has purchased the Participation. As a result, a fund will assume the credit risk of both the borrower and the Lender that is selling the Participation. In the event of the insolvency of the Lender selling a Participation, a fund may be treated as a general creditor of the Lender and may not benefit from any set-off between the Lender and the borrower. A fund will acquire Loan Participations only if the Lender interpositioned between the fund and the borrower is determined by the subadviser to be creditworthy. When a fund purchases Assignments from Lenders, the fund will acquire direct rights against the borrower on the Loan, except that under certain circumstances such rights may be more limited than those held by the assigning Lender.

A fund may have difficulty disposing of Assignments and Loan Participations. In certain cases, the market for such instruments is not highly liquid, and therefore the fund anticipates that in such cases such instruments could be sold only to a limited number of institutional investors. The lack of a highly liquid secondary market may have an adverse impact on the value of such instruments and will have an adverse impact on a fund’s ability to dispose of particular Assignments or Loan Participations in response to a specific economic event, such as deterioration in the creditworthiness of the borrower.

Each fund’s Board has adopted policies and procedures for the purpose of determining whether holdings are liquid or illiquid. The determination as to whether a particular Loan Participation or Assignment is liquid or illiquid, depends upon the frequency of quotes, the number of dealers willing to sell and the number of potential purchasers, the nature of the Loan Participation or Assignment, the time needed to dispose of it and the contractual provisions of the relevant documentation. To the extent that liquid Assignments and Loan Participation that a fund holds become illiquid, due to the lack of sufficient buyers or market or other conditions, the percentage of a fund’s assets invested in illiquid assets would increase.

In valuing a Loan Participation or Assignment held by a fund for which a secondary trading market exists, the fund will rely upon prices or quotations provided by banks, dealers or pricing services. To the extent a secondary trading market does not exist, a fund’s Loan Participations and Assignments will be valued in accordance with procedures adopted by the fund’s Board, taking into consideration, among other factors: (i) the creditworthiness of the borrower under the Loan and of the Lender; (ii) the current interest rate, the period until next rate reset and the maturity of the Loan; (iii) recent prices in the market for similar Loans; and (iv) recent prices in the market for instruments of similar quality, rate, period until next interest rate reset and maturity. See “Net Asset Value.”

Loans of Portfolio Securities

The procedure for the lending of portfolio securities by a fund to brokers or dealers or other financial institutions will include the following features and conditions. The borrower of the securities will deposit cash or liquid securities with the fund in an amount equal to a minimum of 100% of the market value of the securities lent. The fund will invest the cash collateral in short-term debt securities, money market funds or cash equivalents and earn the interest thereon. A negotiated portion of the income so earned may be paid to the borrower and/or the lending agent who arranged the loan. If a fund receives securities as collateral, the fund will receive a fee from the Borrower. If the value of the collateral drops below the required minimum at any time, the borrower may be called upon to post additional collateral. If the additional collateral is not paid, the loan will be immediately due and, if unpaid, the fund may use the collateral or its own cash to replace the securities by purchase in the open market charging any loss to the borrower. These will be “demand” loans and may be terminated by the fund or the borrower at any time. A fund will receive the equivalent of any dividends and interest paid on the securities lent and the loans will be structured to assure that the fund will be able to exercise its voting rights on the securities by terminating the loan. Because the borrower may terminate a loan at any time and return the loaned security to a fund, a fund bears the risk that it will be required to return the cash collateral underlying the loan at a time when the value of cash, as invested by the fund, has declined. The risks of lending portfolio securities, as with other extensions of secured credit, also consist of possible delay in receiving additional collateral or in the recovery of the securities or possible loss of rights in the collateral should the borrower fail financially, or loss in the event that the value of the collateral, at the time of a default by the borrower, is less than the market value of the securities loaned. Loans will be made to firms deemed by the subadviser to be of good standing and will not be made unless, in the judgment of the subadviser the consideration to be earned from such loans would justify the risk.

Money Market Instruments

Money market instruments are short-term debt obligations including U.S. government securities, including bills, notes and bonds differing as to maturity and rates of interest that are either issued or guaranteed by the U.S. Treasury or by U.S. government agencies or instrumentalities, repurchase agreements and certificates of deposit issued against funds deposited in a bank or a savings and loan association, repurchase agreements. Such certificates are for a definite period of time, earn a specified rate of return, and are normally negotiable. The issuer of a certificate of deposit agrees to pay the amount deposited plus interest to the bearer of the certificate on the date specified thereon. Under current regulations of the Federal Deposit Insurance Company, the maximum insurance payable as to any one certificate of deposit is $100,000; therefore, certificates of deposit purchased by a fund may not be fully insured. Money market instruments also include commercial paper and bankers acceptances and bank time deposits. Bankers acceptances are short-term credit instruments used to finance commercial transactions. Generally, an acceptance is a time draft drawn on a bank by an exporter or an importer to obtain a stated amount of funds to pay for specific merchandise. The draft is then “accepted” by a bank that, in effect, unconditionally guarantees to pay the face value of the instrument on its maturity date. The acceptance may then be held by the accepting bank as an asset or it may be sold in the secondary market at the going rate of interest for a specific maturity. Bank time deposits are monies kept on deposit with banks or savings and loan associations for a stated period of time at a fixed rate of interest. There may be penalties for the early withdrawal of such time deposits, in which case the yields of these investments will be reduced. See also Bank Obligations, Commercial Paper, Structured Instruments and U.S. Government Obligations in this section.

Mortgage-Backed Securities

The following describes certain characteristics of mortgage-backed securities. It should be noted that new types of mortgage-backed securities are developed and marketed from time to time and that a fund may invest in those new types of mortgage-backed securities to the extent consistent with its investment objectives.

Background.    Mortgage-backed securities were introduced in the 1970s when the first pool of mortgage loans was converted into a mortgage pass-through security. Since the 1970s, the mortgage-backed securities market has vastly expanded and a variety of structures have been developed to meet investor needs.

Yield Characteristics.    Interest and principal payments on mortgage-backed securities are typically made monthly, and principal may be prepaid at any time because the underlying mortgage loans or other assets generally may be prepaid at any time. As a result, if a fund purchases such a security at a premium, a prepayment rate that is faster than expected will reduce yield to maturity, while a prepayment rate that is slower than expected will have the opposite effect of increasing yield to maturity. Conversely, if a fund purchases these securities at a discount, faster than expected prepayments will increase, while slower than expected prepayments will reduce, yield to maturity.

Prepayments on a pool of mortgage loans are influenced by a variety of economic, geographic, social and other factors, including changes in mortgagors’ housing needs, job transfers, unemployment, mortgagors’ net equity in the mortgaged properties and servicing decisions. Generally, however, prepayments on fixed rate mortgage loans will increase during a period of falling interest rates. Accordingly, amounts available for reinvestment by a fund are likely to be greater during a period of relatively low interest rates and, as a result, are likely to be reinvested at lower interest rates than during a period of relatively high interest rates. This prepayment effect has been particularly pronounced during recent years as borrowers have refinanced higher interest rate mortgages into lower interest rate mortgages available in the marketplace. On the other hand, during periods of rising interest rates, prepayments tend to be reduced, effectively extending the maturities of the securities, at a time when the securities may have a lower yield than other available instruments. As a result, mortgage-backed securities may decrease in value as a result of increases in interest rates and may benefit less than other fixed income securities from declining interest rates because of the risk of prepayment.

Guaranteed Mortgage Pass-Through Securities.    Guaranteed mortgage pass-through securities are mortgage pass-through securities representing participation interests in pools of residential mortgage loans originated by U.S. governmental or private lenders and guaranteed, to the extent provided in such securities, by the U.S. government or one of its agencies or instrumentalities. Any guarantee of such securities runs only to principal and interest payments on the securities and not to the market value of such securities or the principal and interest payments on the underlying mortgages. In addition, the guarantee only runs to the portfolio securities held by a fund and not to the purchase of shares of the Fund. Such securities, which are ownership interests in the underlying mortgage loans, differ from conventional debt securities, which provide for periodic payment of interest in fixed amounts (usually semi-annually) and principal payments at maturity or on specified call dates. Mortgage pass-through securities provide for monthly payments that are a “pass-through” of the monthly interest and principal payments (including any prepayments) made by the individual borrowers on the pooled mortgage loans, net of any fees paid to the guarantor of such securities and the servicer of the underlying mortgage loans. Guaranteed mortgage pass-through securities are often sold on a to-be-acquired or “TBA” basis. Such securities are typically sold one to three months in advance of issuance, prior to the identification of the underlying pools of mortgage securities but with the interest payment provisions fixed in advance. The underlying pools of mortgage securities are identified shortly before settlement and must meet certain parameters.

The guaranteed mortgage pass-through securities in which a fund may invest may include those issued or guaranteed by Ginnie Mae (“Ginnie Mae Certificates”), the Federal National Mortgage Association (“Fannie Mae Certificates”) and Freddie Mac (“Freddie Mac Certificates”).

Ginnie Mae Certificates.    Ginnie Mae is a wholly-owned corporate instrumentality of the United States within the Department of Housing and Urban Development. The full faith and credit of the U.S. government is pledged to the payment of amounts that may be required to be paid under any guarantee, but not as to the market value of such securities. The Ginnie Mae Certificates will represent a pro rata interest in one or more pools of the following types of mortgage loans: (i) fixed rate level payment mortgage loans; (ii) fixed rate graduated payment mortgage loans; (iii) fixed rate growing equity mortgage loans; (iv) fixed rate mortgage loans secured by manufactured (mobile) homes; (v) mortgage loans on multifamily residential properties under construction; (vi) mortgage loans on completed multifamily projects; (vii) fixed rate mortgage loans as to which escrowed funds are used to reduce the borrower’s monthly payments during the early years of the mortgage loans (“buydown” mortgage loans); (viii) mortgage loans that provide for adjustments in payments based on periodic changes in interest rates or in other payment terms of the mortgage loans; and (ix) mortgage-backed serial notes. All of these mortgage loans will be Federal Housing Administration Loans (“FHA Loans”) or Veterans’ Administration Loans (“VA Loans”) and, except as otherwise specified above, will be fully amortizing loans secured by first liens on one- to four-family housing units.

Fannie Mae Certificates.    Fannie Mae is a federally chartered and privately owned corporation organized and existing under the Federal National Mortgage Association Charter Act. Each Fannie Mae Certificate will entitle the registered holder thereof to receive amounts representing such holder’s pro rata interest in scheduled principal payments and interest payments (at such Fannie Mae Certificate’s pass-through rate, which is net of any servicing and guarantee fees on the underlying mortgage loans), and any principal prepayments on the mortgage loans in the pool represented by such Fannie Mae Certificate and such holder’s proportionate interest in the full principal amount of any foreclosed or otherwise finally liquidated mortgage loan. The full and timely payment of principal of and interest on each Fannie Mae Certificate, but not the market value thereof, will be guaranteed by Fannie Mae, which guarantee is not backed by the full faith and credit of the U.S. government. Each Fannie Mae Certificate will represent a pro rata interest in one or more pools of FHA Loans, VA Loans or conventional mortgage loans (i.e., mortgage loans that are not insured or guaranteed by any governmental agency) of the following types: (i) fixed rate level payment mortgage loans; (ii) fixed rate growing equity mortgage loans; (iii) fixed rate graduated payment mortgage loans; (iv) variable rate California mortgage loans; (v) other adjustable rate mortgage loans; and (vi) fixed rate mortgage loans secured by multifamily projects.

Freddie Mac Certificates.    Freddie Mac is a corporate instrumentality of the United States created pursuant to the Emergency Home Finance Act of 1970, as amended (the “FHLMC Act”). Freddie Mac guarantees to each registered holder of a Freddie Mac Certificate ultimate collection of all principal of the related mortgage loans, without any offset or deduction, but does not, generally, guarantee the timely payment of scheduled principal or the market value of the securities. Freddie Mac may remit the amount due on account of its guarantee of collection of principal at any time after default on an underlying mortgage loan, but not later than 30 days following: (i) foreclosure sale; (ii) payment of a claim by any mortgage insurer; or (iii) the expiration of any right of redemption, whichever occurs later, but in any event no later than one year after demand has been made upon the mortgagor for accelerated payment of principal. The obligations of Freddie Mac under its guarantee are obligations solely of Freddie Mac and are not backed by the full faith and credit of the U.S. government.

Freddie Mac Certificates represent a pro rata interest in a group of mortgage loans (a “Freddie Mac Certificate group”) purchased by Freddie Mac. The mortgage loans underlying the Freddie Mac Certificates will consist of fixed rate or adjustable rate mortgage loans with original terms to maturity of between ten and thirty years, substantially all of which are secured by first liens on one- to four-family residential properties or multifamily projects. Each mortgage loan must meet the applicable standards set forth in the FHLMC Act. A Freddie Mac Certificate group may include whole loans, participation interests in whole loans and undivided interests in whole loans and participations comprising another Freddie Mac Certificate group.

Recent accounting issues at Fannie Mae and Freddie Mac have resulted in turnover of top management at those entities and have led to increased congressional scrutiny and proposals for changes to how these government sponsored entities are regulated. It is unclear what effect that any such changes, if implemented, would have on the funds or on their investment in certificates issued by Fannie Mae or Freddie Mac.

Mortgage Dollar Rolls

In mortgage “dollar rolls” a fund sells mortgage-backed securities for delivery in the current month and simultaneously contracts to repurchase substantially similar (same type, coupon and maturity) securities on a specified future date. During the roll period, a fund foregoes principal and interest paid on the mortgage-backed securities. A fund is compensated by the difference between the current sales price and the lower forward price for the future purchase (often referred to as the “drop”) as well as by the interest earned on the cash proceeds of the initial sale. At the time a fund enters into a mortgage “dollar roll,” it will establish a segregated account with its custodian bank in which it will maintain cash, U.S. government securities or other liquid assets equal in value to its obligations in respect of dollar rolls, and accordingly, such dollar rolls will not be considered borrowings. Mortgage dollar rolls involve the risk that the market value of the securities the fund is obligated to repurchase under the agreement may decline below the repurchase price. In the event the buyer of securities under a mortgage dollar roll files for bankruptcy or becomes insolvent, the fund’s use of proceeds of the dollar roll may be restricted pending a determination by the other party, or its trustee or receiver, whether to enforce the fund’s obligation to repurchase the securities. See also Mortgage-Backed Securities in this section.

Portfolio Turnover

Purchases and sales of portfolio securities may be made as considered advisable by the subadviser in the best interests of the shareholders. Each fund intends to limit portfolio trading to the extent practicable and consistent with its investment objectives. Each fund’s portfolio turnover rate may vary from year to year, as well as within a year. Short-term gains realized from portfolio transactions are taxable to shareholders as ordinary income. In addition, higher portfolio turnover rates can result in corresponding increases in portfolio transaction costs for a fund. See “Portfolio Transactions” in this SAI. See the tables under “Financial Highlights” in the Prospectus for the funds’ portfolio turnover rates.

Preferred Stock

Preferred stocks, like common stocks, represent an equity ownership in an issuer, but generally have a priority claim over common stocks, but not over debt, with respect to dividend payments and upon the liquidation or bankruptcy of the issuer. Therefore, preferred stock is subject to the credit risk of the issuer, but because of its subordinate position to debt obligations of the issuer, the deterioration of the credit of an issuer is likely to cause greater decreases in the value of preferred stock than in more senior debt obligations. The market value of preferred stocks with no conversion rights and fixed dividend rates, like fixed income securities, tends to move inversely with interest rates, with the price determined by the dividend rate. However, because most preferred stocks do not have a fixed maturity date (although they may have call features giving the issuer the right to call the securities under certain circumstances or redemption features giving the holder the right to cause the issuer to repurchase the securities under certain circumstances), these securities generally will fluctuate more in value when interest rates change than, for example, debt issued by the same issuer. Some preferred stocks may pay dividends at an adjustable rate, based on an auction, an index or other formula. In the absence of credit deterioration, adjustable rate preferred stocks tend to have less price volatility than fixed rate preferred stocks.

Unlike common stocks, preferred stocks do not typically have voting rights. Some preferred stocks have convertible features. See also Convertible Securities in this section.

Privately-Issued Mortgage Securities

Privately-issued mortgage securities are mortgage-backed securities issued by private issuers and may entail greater risk than mortgage-backed securities that are guaranteed by the U.S. government, its agencies or instrumentalities. Privately-issued mortgage securities are issued by private originators of, or investors in, mortgage loans, including mortgage bankers, commercial banks, investment banks, savings and loan associations and special purpose subsidiaries of the foregoing. Since privately-issued mortgage certificates are not guaranteed by an entity having the credit status of Ginnie Mae or Freddie Mac, such securities generally are structured with one or more types of credit enhancement. Such credit support falls into two categories: (i) liquidity protection and (ii) protection against losses resulting from ultimate default by an obligor on the underlying assets. Liquidity protection refers to the provision of advances, generally by the entity administering the pool of assets, to ensure that the pass-through of payments due on the underlying pool occurs in a timely fashion. Protection against losses resulting from ultimate default enhances the likelihood of ultimate payment of the obligations on at least a portion of the assets in the pool. Such protection may be provided through guarantees, insurance policies or letters of credit obtained by the issuer or sponsor from third parties, through various means of structuring the transaction or through a combination of such approaches.

The ratings of mortgage securities for which third-party credit enhancement provides liquidity protection or protection against losses from default are generally dependent upon the continued creditworthiness of the provider of the credit enhancement. The ratings of such securities could be subject to reduction in the event of deterioration in the creditworthiness of the credit enhancement provider even in cases where the delinquency and loss experience on the underlying pool of assets is better than expected. There can be no assurance that the private issuers or credit enhancers of mortgage-backed securities can meet their obligations under the relevant policies or other forms of credit enhancement.

Examples of credit support arising out of the structure of the transaction include “senior-subordinated securities” (multiple class securities with one or more classes subordinate to other classes as to the payment of principal thereof and interest thereon, with the result that defaults on the underlying assets are borne first by the holders of the subordinated class), creation of “reserve funds” (where cash or investments sometimes funded from a portion of the payments on the underlying assets are held in reserve against future losses) and “over-collateralization” (where the scheduled payments on, or the principal amount of, the underlying assets exceed those required to make payment of the securities and pay any servicing or other fees). The degree of credit support provided for each issue is generally based on historical information with respect to the level of credit risk associated with the underlying assets. Delinquency or loss in excess of that which is anticipated could adversely affect the return on an investment in such security. See also Mortgage-Backed Securities in this section.

Real Estate Investment Trusts

Real Estate Investment Trusts (“REITs”) are entities which either own properties or make construction or mortgage loans. Equity REITs may also include operating or finance companies. Equity REITs own real estate directly and the value of, and income earned by, the trust depends upon the income of the underlying properties and the rental income they earn. Equity REITs can also realize capital gains by selling properties that have appreciated in value. The value of securities issued by REITs are affected by tax and regulatory requirements and by perceptions of management skill. They are also subject to heavy cash flow dependency, defaults by borrowers or tenants, self-liquidation, the possibility of failing to qualify for tax-free status under the Code and failing to maintain exemption from the 1940 Act.

Repurchase Agreements

Each fund may enter into repurchase agreements for cash management purposes. A repurchase agreement is a transaction in which the seller of a security commits itself at the time of the sale to repurchase that security from a fund, as the buyer, at a mutually agreed upon time and price. The repurchase agreement thereby determines the yield during the purchaser’s holding period, while the seller’s obligation to repurchase is secured by the value of the underlying security. A fund’s custodian will have custody of, and will hold in a segregated account, securities acquired by the fund under a repurchase agreement. Repurchase agreements are considered by the staff of the SEC to be loans by a fund. Repurchase agreements could involve risks in the event of a default or insolvency of the other party to the agreement, including possible delays or restrictions upon the fund’s ability to dispose of the underlying securities.

Each fund will enter into repurchase agreements only with dealers, banks or recognized financial institutions which, in the opinion of the subadviser, are deemed creditworthy. The subadviser will monitor the value of the securities underlying the repurchase agreement at the time the transaction is entered into and at all times during the term of the repurchase agreement to ensure that the value of the securities always equals or exceeds the repurchase price. Each fund requires that additional securities be deposited if the value of the securities purchased decreases below their resale price and bears the risk of a decline in the value of the underlying security if the seller defaults under the repurchase obligation. In the event of default by the seller under the repurchase agreement, a fund could experience losses and experience delays in connection with the disposition of the underlying securities. To the extent that, in the meantime, the value of the securities that a fund has purchased has decreased, the fund could experience a loss. Repurchase agreements with maturities of more than seven days will be treated as illiquid securities by a fund.

Restricted Securities

See Illiquid Securities and Rule 144A Securities in this section.

Reverse Repurchase Agreements

A reverse repurchase agreement involves the sale of portfolio securities by a fund to a broker-dealer or other financial institution, with an agreement by the fund to repurchase the securities at an agreed upon price, date and interest payment and are considered borrowings by the funds and are subject to any borrowing limitations set forth under “Investment Restrictions and Limitations” in this SAI. A fund may have an opportunity to earn a greater rate of interest on the investment of the cash proceeds of the sale than the fund is required to pay to the counterparty. However, opportunities to realize earnings from the use of the proceeds equal to or greater than the interest required to be paid by the fund under the reverse repurchase agreement may not always be available. The use of reverse repurchase agreements involves the speculative factor known as “leverage” and may exaggerate any interim increase or decrease in the value of a fund’s assets. If a fund enters into a reverse repurchase agreement, the fund will maintain assets with its custodian having a value equal to or greater than the value of its commitments under the agreement. A fund’s liquidity and ability to manage its assets may be adversely affected when it sets aside cash or securities to cover its commitments. Reverse repurchase agreements involve the risk that the market value of the securities sold by a fund may decline below the repurchase price of those securities, that the assets purchased with the proceeds of the agreement decline in value, or that the buyer under a reverse repurchase agreement files for bankruptcy or becomes insolvent. See also Borrowing in this section.

Rule 144A Securities

Certain funds may purchase Rule 144A securities, which may be sold to “qualified institutional buyers,” as defined in Rule 144A promulgated under the 1933 Act. Rule 144A provides an exemption from the registration requirements of the 1933 Act for the resale of certain restricted securities to qualified institutional buyers.

If there is a secondary market for such securities, Rule 144A securities may be considered liquid securities if so determined by or on behalf of a fund’s Board of Directors. The Board may delegate the day-to-day function of determining liquidity to the fund’s investment adviser, provided that the Board retains oversight. The Board of each fund has adopted policies and procedures for the purpose of determining whether securities that are eligible for resales under Rule 144A are liquid or illiquid. Pursuant to those policies and procedures, each Board has delegated to the subadviser the determination as to whether a particular security is liquid or illiquid requiring that consideration be given to, among other things, the frequency of trades and quotes for the security, the number of dealers willing to sell the security and the number of potential purchasers, dealer undertakings to make a market in the security, the nature of the security and the time needed to dispose of the security. Each fund’s Board periodically reviews fund purchases and sales of Rule 144A securities.

To the extent that liquid Rule 144A securities that a fund holds become illiquid, due to the lack of sufficient qualified institutional buyers or market or other conditions, the percentage of a fund’s assets invested in illiquid assets would increase. The subadviser, under the supervision of the fund’s Board, will monitor fund investments in Rule 144A securities and will consider appropriate measures to enable a fund to meet any investment limitations and to maintain sufficient liquidity for operating purposes and to meet redemption requests.

Short Sales

Short sales of securities are transactions in which a fund sells a security it does not own in anticipation of a decline in the market value of the security. To complete such a transaction, the fund must borrow the security to make delivery to the buyer. The fund then is obligated to replace the security borrowed by purchasing it at the market price at or prior to the time of replacement. The price at such time may be more or less than the price at which the security was sold by the fund. Until the security is replaced, the fund is required to repay the lender any dividends or interest paid during the period of the loan. To borrow the security, the fund also may be required to pay a premium, which would increase the cost of the security sold short. A portion of the net proceeds of the short sale may be retained by the broker (or by the fund’s custodian in a special custody account) to the extent necessary to meet margin sales. The fund will incur a loss as a result of the short sale if the price of the security increases between the date of the short sale and the date on which the fund replaces the borrowed security. The amount of any gain will be decreased, and the amount of any loss increased, by the amount of premiums, dividends, interest or expenses the fund may be required to pay in connection with a short sale. An increase in the value of a security sold short by the fund over the price which it was sold short will result in a loss to the fund, and there can be no assurance that the fund will be able to close out the position at any particular time or at an acceptable price. Where short sales are not against the box, losses may be unlimited.

A fund may enter into a short sale “against the box” where it owns the securities sold short (or securities convertible or exchangeable into such securities at no additional cost to the fund). If the fund enters into a short sale against the box, it will be required to hold such securities while the short sale is outstanding. A fund will incur transaction costs, including interest expense, in connection with opening, maintaining, and closing short sales against the box. If the fund engages in any short sales against the box, it will incur the risk that the security sold short will appreciate in value after the sale, with the result that a fund will lose the benefit of any such appreciation. A fund may make short sales both as a form of hedging to offset potential declines in long positions in similar securities and in order to maintain portfolio flexibility. Short sales may be subject to special tax rules, one of the effects of which may be to accelerate income to a fund.

Smaller Market Capitalization Companies

Investments in companies with smaller market capitalizations, including companies generally considered to be small cap and mid cap companies, may involve greater risks and volatility than investments in larger companies. Companies with smaller market capitalizations may be at an earlier stage of development, may be subject to greater business risks, may have limited product lines, limited financial resources and less depth in management than more established companies. In addition, these companies may have difficulty withstanding competition from larger more established companies in their industries. The securities of companies with smaller market capitalizations may be thinly traded (and therefore have to be sold at a discount from current market prices or sold in small lots over an extended period of time), may be followed by fewer investment research analysts and may be subject to wider price swings and thus may create a greater chance of loss than investing in securities of larger capitalization companies. In addition, transaction costs in smaller capitalization stocks may be higher than those of larger capitalization companies.

Sovereign Debt

Sovereign debt is debt issued or guaranteed by foreign governments (including countries, provinces and municipalities) or their agencies and instrumentalities. Sovereign debt may trade at a substantial discount from face value. Emerging-market country sovereign debt involves a high degree of risk, is generally lower-quality debt, and is considered speculative in nature. The issuer or governmental authorities that control sovereign-debt repayment (“sovereign debtors”) may be unable or unwilling to repay principal or interest when due in accordance with the terms of the debt. A sovereign debtor’s willingness or ability to repay principal and interest due in a timely manner may be affected by, among other factors, its cash-flow situation, the extent of its foreign reserves, the availability of sufficient foreign exchange on the date a payment is due, the relative size of the debt service burden to the economy as a whole, the sovereign debtor’s policy towards the IMF, and the political constraints to which the sovereign debtor may be subject. Sovereign debtors may also be dependent on expected disbursements from foreign governments, multilateral agencies and others abroad to reduce principal and interest arrearage on their debt. The commitment of these third parties to make such disbursements may be conditioned on the sovereign debtor’s implementation of economic reforms or economic performance and the timely service of the debtor’s obligations. The sovereign debtor’s failure to meet these conditions may cause these third parties to cancel their commitments to provide funds to the sovereign debtor, which may further impair the debtor’s ability or willingness to timely service its debts. See also Foreign Securities and Foreign Issuers, Supranational Debt Obligations and High Yield Securities—High Yield Foreign Debt Securities in this section.

Stand-by Commitments

A stand-by commitment involves the purchase of municipal securities by a fund together with the right to resell them to the seller or a third party at an agreed-upon price or yield within specified periods prior to their maturity dates. Such a right to resell is commonly known as a stand-by commitment, and the aggregate price which a fund pays for securities with a stand-by commitment may increase the cost, and thereby reduce the yield, of the security. The primary purpose of this practice is to provide a fund with liquidity as needed. Stand-by commitments involve certain expenses and risks, including the inability of the issuer of the commitment to pay for the securities at the time the commitment is exercised, non-marketability of the commitment, and differences between the maturity of the underlying security and the maturity of the commitment. See also Firm Commitments in this section.

Stripped Mortgage Securities

Stripped mortgage securities may be issued by agencies or instrumentalities of the U.S. government, or by private originators of, or investors in, mortgage loans, including savings and loan associations, mortgage banks, commercial banks, investment banks and special purpose subsidiaries of the foregoing. Stripped mortgage securities have greater volatility than other types of mortgage securities. Although stripped mortgage securities are purchased and sold by institutional investors through several investment banking firms acting as brokers or dealers, the market for such securities has not yet been fully developed. Accordingly, stripped mortgage securities are generally illiquid.

Stripped mortgage securities are structured with two or more classes of securities that receive different proportions of the interest and principal distributions on a pool of mortgage assets. A common type of stripped mortgage security will have at least one class receiving only a small portion of the interest and a larger portion of the principal from the mortgage assets, while the other class will receive primarily interest and only a small portion of the principal. In the most extreme case, one class will receive all of the interest (“IO” or interest-only), while the other class will receive all of the principal (“PO” or principal-only class). The yield to maturity on IOs, POs and other mortgage-backed securities that are purchased at a substantial premium or discount generally are extremely sensitive not only to changes in prevailing interest rates but also to the rate of principal payments (including prepayments) on the related underlying mortgage assets, and a rapid rate of principal payments may have a material adverse effect on such securities’ yield to maturity. If the underlying mortgage assets experience greater than anticipated prepayments of principal, a fund may fail to fully recoup its initial investment in these securities even if the securities have received the highest rating by a nationally recognized statistical rating organizations. See also Mortgage-Backed Securities in this section.

Structured Instruments

Structured instruments are money market instruments that have been structured to meet the regulatory requirements for investment by money market funds, typically by a bank, broker-dealer or other financial institution. They generally consist of a trust or partnership through which a fund holds an interest in one or more underlying bonds or other debt obligations coupled with a conditional right to sell (“put”) the fund’s interest in the underlying bonds at par plus accrued interest to a financial institution (a “Liquidity Provider”). With respect to tax-exempt instruments, the instrument is typically structured as a trust or partnership which provides for pass-through tax-exempt income. Structured instruments in which a fund may invest include: (1) ”Tender Option Bonds”, which are instruments which grant the holder thereof the right to put an underlying bond at par plus accrued interest at specified intervals to a Liquidity Provider; (2) ”Swap Products”, in which the trust or partnership swaps the payments due on an underlying bond with a swap counterparty who agrees to pay a floating money market interest rate; and (3) ”Partnerships”, which allocate to the partners income, expenses, capital gains and losses in accordance with a governing partnership agreement. Structured instruments may be considered to be derivatives.

Supranational Debt Obligations

Supranational entities include international organizations designated or supported by governmental entities and international banking institutions and related government agencies to promote economic reconstruction or development. Examples include the World Bank, the European Investment Bank, the European Bank for Reconstruction and Development, the Asian Development Bank and the Inter-American Development Bank. Such supranational issued instruments may be denominated in multi-national currency units. Obligations of the World Bank and certain other supranational organizations are supported by subscribed but unpaid commitments of member countries. There is no assurance that these commitments will be undertaken or complied with in the future. See Foreign Securities and Foreign Issuers, and Sovereign Debt in this section.

TBA Purchase Commitments

TBA or “To Be Announced” purchase commitments are commitments to purchase securities for a fixed price at a future date, typically not exceeding 75 to 90 days. TBA purchase commitments may be considered securities in themselves, and involve a risk of loss if the value of the security to be purchased declines prior to settlement date. Unsettled TBA purchase commitments are valued at the current market value of the underlying securities and a fund will set aside cash or other liquid assets in an amount at least equal to such commitments. On delivery dates for such transactions, a fund will meet its obligations from maturities or sales of the segregated securities and/or from cash flow. If a fund chooses to dispose of the TBA security prior to its settlement, it could, as with the disposition of any other portfolio obligation, incur a gain or loss due to market fluctuation. See also When-Issued and Delayed Delivery Securities in this section.

U.S. Government Obligations

Securities issued or guaranteed by U.S. government agencies and instrumentalities include obligations that are supported by: (a) the full faith and credit of the U.S. Treasury (e.g., direct pass-through certificates of the Government National Mortgage Association (“Ginnie Maes”)); (b) the limited authority of the issuer or guarantor to borrow from the U.S. Treasury (e.g., obligations of Federal Home Loan Banks); or (c) only the credit of the issuer or guarantor (e.g., obligations of the Federal Home Loan Mortgage Corporation (“Freddie Macs”)). In the case of obligations not backed by the full faith and credit of the U.S. Treasury, the agency issuing or guaranteeing the obligation is principally responsible for ultimate repayment.

Agencies and instrumentalities that issue or guarantee debt securities and that have been established or sponsored by the U.S. government include, in addition to those identified above, the Bank for Cooperatives, the Export-Import Bank, the Federal Farm Credit System, the Federal Intermediate Credit Banks, the Federal Land Banks, Fannie Mae and the Student Loan Marketing Association. See also Mortgage-Backed Securities in this section.

Warrants

Warrants are securities which permit, but do not obligate, their holder to subscribe for other securities. Warrants are subject to the same market risks as stocks, but may be more volatile in price. Warrants do not carry the right to dividends or voting rights with respect to their underlying securities, and they do not represent any rights in assets of the issuer. An investment in warrants may be considered speculative. In addition, the value of a warrant does not necessarily change with the value of the underlying securities and a warrant ceases to have value if it is not exercised prior to its expiration date.

When-Issued Securities

Securities purchased on a “when-issued” or on a “forward delivery” basis means that delivery of the securities occurs beyond customary settlement times. Delivery of and payment for these securities can take place a month or more after the date of the purchase commitment. The payment obligation and the interest rate that will be received on when-issued and delayed-delivery securities are fixed at the time the buyer enters into the commitment. Due to fluctuations in the value of securities purchased or sold on a when-issued or delayed-delivery basis, the yields obtained on such securities may be higher or lower than the yields available in the market on the dates when the investments are actually delivered to the buyers. When-issued securities may include securities purchased on a “when, as and if issued” basis, under which the issuance of the security depends on the occurrence of a subsequent event, such as approval of a merger, corporate reorganization or debt restructuring. The value of such securities is subject to market fluctuation during this period and no interest or income, as applicable, accrues to the Portfolio until settlement takes place.

At the time a fund makes the commitment to purchase securities on a when-issued or delayed delivery basis, it will record the transaction, reflect the value each day of such securities in determining its net asset value and, if applicable, calculate the maturity for the purposes of average maturity from that date. At the time of settlement a when-issued security may be valued at less than the purchase price. To facilitate such acquisitions, a fund will identify on its books cash or liquid assets in an amount at least equal to such commitments. On delivery dates for such transactions, a fund will meet its obligations from maturities or sales of the segregated securities and/or from cash flow. If a fund chooses to dispose of the right to acquire a when-issued security prior to its acquisition, it could, as with the disposition of any other portfolio obligation, incur a gain or loss due to market fluctuation. When a fund engages in when-issued or delayed-delivery transactions, it relies on the other party to consummate the trade. Failure of the seller to do so may result in the fund’s incurring a loss or missing an opportunity to obtain a price considered advantageous. See TBA Securities in this section.

Zero Coupon Securities, PIK Bonds and Deferred Payment Securities

Certain of the funds may invest in zero coupon securities, PIK bonds and deferred payment securities. A zero coupon bond pays no interest in cash to its holder during its life, although interest is accrued during that period. Its value to an investor consists of the difference between its face value at the time of maturity and the price for which it was acquired, which is generally an amount significantly less than its face value (sometimes referred to as a “deep discount” price). Because such securities usually trade at a deep discount, they will be subject to greater fluctuations of market value in response to changing interest rates than debt obligations of comparable maturities which make periodic distributions of interest. On the other hand, because there are no periodic interest payments to be reinvested prior to maturity, zero coupon securities eliminate reinvestment risk and lock in a rate of return to maturity.

A fund also may purchase PIK bonds. PIK bonds pay all or a portion of their interest in the form of debt or equity securities. Deferred payment securities are securities that remain zero coupon securities until a predetermined date, at which time the stated coupon rate becomes effective and interest becomes payable at regular intervals.

Zero coupon securities, PIK bonds and deferred payment securities tend to be subject to greater price fluctuations in response to changes in interest rates than ordinary interest-paying debt securities with similar maturities. The value of zero coupon securities appreciates more during periods of declining interest rates and depreciates more during periods of rising interest rates than ordinary interest-paying debt securities with similar maturities. Zero coupon securities, PIK bonds and deferred payment securities may be issued by a wide variety of corporate and governmental issuers. Although these instruments are generally not traded on a national securities exchange, they are widely traded by brokers and dealers and, to such extent, will not be considered illiquid for the purposes of a fund’s limitation on investments in illiquid securities.

Current federal income tax law requires the holder of a zero coupon security, certain PIK bonds, deferred payment securities and certain other securities acquired at a discount (such as Brady Bonds) to accrue income with respect to these securities prior to the receipt of cash payments. Accordingly, to avoid liability for federal income and excise taxes, a fund may be required to distribute income accrued with respect to these securities and may have to dispose of portfolio securities under disadvantageous circumstances in order to generate cash to satisfy these distribution requirements.

DISCLOSURE OF PORTFOLIO HOLDINGS

The funds have adopted policies and procedures developed by Citigroup Asset Management(1) (“CAM”) with respect to the disclosure of the funds’ portfolio securities and any ongoing arrangements to make available information about each fund’s portfolio securities. The policy requires that consideration always be given as to whether disclosure of information about any fund’s portfolio holdings is in the best interests of such fund’s shareholders, and that any conflicts of interest between the interests of the fund’s shareholders and those of the fund’s manager, the fund’s subadviser, the funds’ distributors or their affiliates, be addressed in a manner that places the interests of fund shareholders first. The policy provides that information regarding a fund’s portfolio holdings may not be shared with investors or potential investors (whether individual or institutional), or with third parties unless it is done for legitimate fund business purposes and in accordance with the policy.

CAM’s policy generally provides for the release of details of securities positions once they are considered “stale.” Data is considered stale 25 calendar days following quarter-end for funds. CAM believes that this passage of time prevents a third party from benefiting from an investment decision made by a fund that has not been fully reflected by the market.

Under the policy, a fund’s complete list of holdings (including the size of each position) may be made available to investors, potential investors, third parties and non-CAM employees with simultaneous public disclosure at least 25 days after calendar quarter end. Typically, simultaneous public disclosure is achieved by the filing of Form N-Q or Form N-CSR in accordance with SEC rules, provided that such filings may not be made until 25 days following quarter-end and/or posting the information to a CAM or the funds’ Internet site that is accessible by the public, or through public release by a third party vendor.

The policy permits the release of limited portfolio holdings information that is not yet considered stale in a number of situations, including:

1.  A fund’s top ten securities, current as of month-end, and the individual size of each such security position may be released at any time following month-end with simultaneous public disclosure.

2.  A fund’s top ten securities positions (including the aggregate but not individual size of such positions) may be released at any time with simultaneous public disclosure.

3.  A list of securities (that may include fund holdings together with other securities) followed by a portfolio manager (without position sizes or identification of particular funds) may be disclosed to sell-side brokers at any time for the purpose of obtaining research and/or market information from such brokers.

4.  A trade in process may be discussed only with counterparties, potential counterparties and others involved in the transaction (i.e., brokers and custodians).

5.  A fund’s sector weightings, yield and duration (for fixed income funds), performance attribution (e.g. analysis of the fund’s out-performance or underperformance of its benchmark based on its portfolio holdings) and other summary and statistical information that does not include identification of specific portfolio holdings may be released, even if non-public, if such release is otherwise in accordance with the policy’s general principles.

1	Citigroup Asset Management (“CAM”) comprises ClearBridge, Salomon Brothers Asset Management Inc., Smith Barney Fund Management LLC, and other affiliated investment advisory firms, including the manager Western Asset and Western Asset Limited. On December 1, 2005, Citigroup Inc. (“Citigroup”) sold substantially all of its worldwide asset management business, Citigroup Asset Management, to Legg Mason, Inc. (“Legg Mason”). As part of this transaction, ClearBridge, Salomon Brothers Asset Management Inc. and Smith Barney Fund Management LLC became wholly-owned subsidiaries of Legg Mason. Under a licensing agreement between Citigroup and Legg Mason, the names of ClearBridge, Salomon Brothers Asset Management Inc., Smith Barney Fund Management LLC and their affiliated advisory entities, as well as all logos, trademarks, and service marks related to Citigroup or any of its affiliates (“Citi Marks”) are licensed for use by Legg Mason. Citi Marks include, but are not limited to, “Citigroup Asset Management”, “Salomon Brothers Asset Management” and “CAM”. All Citi Marks are owned by Citigroup, and are licensed for use until no later than one year after the date of the licensing agreement. Legg Mason and its subsidiaries, including ClearBridge, Salomon Brothers Asset Management Inc., and Smith Barney Fund Management LLC are not affiliated with Citigroup.

6.  A fund’s portfolio holdings may be released on an as-needed basis to its legal counsel, counsel to its Directors who are not “interested persons” of the fund, as defined in the 1940 Act, or the manager (“Independent Directors”), and its independent public accounting firm, in required regulatory filings or otherwise to governmental agencies and authorities.

Under the policy, if information about a fund’s portfolio holdings is released pursuant to an ongoing arrangement with any party, a fund must have a legitimate business purpose for the release of the information, and either party receiving the information must be under a duty of confidentiality, or the release of non-public information must be subject to trading restrictions and confidential treatment to prohibit the entity from sharing with an unauthorized source or trading upon any non-public information provided. Neither a fund, nor CAM nor any other affiliated party may receive compensation or any other consideration in connection with such arrangements. Ongoing arrangements to make available information about a fund’s portfolio securities will be reviewed at least annually by the Board.

The approval of a fund’s Chief Compliance Officer, or designee, must be obtained before entering into any new ongoing arrangement or altering any existing ongoing arrangement to make available portfolio holdings information, or with respect to any exceptions to the policy. Any exceptions to the policy must be consistent with the purposes of the policy. Exceptions are considered on a case-by-case basis and are granted only after a thorough examination and consultation with CAM’s legal department, as necessary. Exceptions to the policies are reported to the Board at its next regularly scheduled meeting.

Currently, the funds disclose their complete portfolio holdings approximately 25 days after calendar quarter-end on Legg Mason’s website, http://www.leggmason.com/InvestorServices.

Set forth below is a list, as of                     , 2006, of those parties with whom CAM, on behalf of the funds, has authorized ongoing arrangements that include the release of portfolio holdings information, the frequency of the release under such arrangements, and the length of the lag, if any, between the date of the information and the date on which the information is disclosed. The parties identified below as recipients are service providers, fund rating agencies, consultants and analysts.

[table to be updated by amendment]

Recipient	Frequency	Delay before dissemination
Baseline	Daily	None
Frank Russell	Monthly	1 Day
Callan	Quarterly	25 Days after Quarter End
Mercer	Quarterly	25 Days after Quarter End
eVestment Alliance	Quarterly	25 Days after Quarter End
CRA RogersCasey	Quarterly	25 Days after Quarter End
Cambridge Associates	Quarterly	25 Days after Quarter End
Marco Consulting	Quarterly	25 Days after Quarter End
Wilshire	Quarterly	25 Days after Quarter End
Informa Investment Services (Efron)	Quarterly	25 Days after Quarter End
CheckFree (Mobius)	Quarterly	25 Days after Quarter End
Nelsons Information	Quarterly	25 Days after Quarter End
Investor Tools	Daily	None
Advent	Daily	None
BARRA	Daily	None
Plexus	Quarterly (Calendar)	Sent 1-3 business days following the end of a Quarter
Elkins/McSherry	Quarterly (Calendar)	Sent the first business day following the end of a Quarter

Recipient	Frequency	Delay before dissemination
Quantitative Services Group	Daily	None
AMBAC	Daily	None
Deutsche Bank	Monthly	6-8 Business Days
Fitch	Monthly	6-8 Business Days
Liberty Hampshire	Weekly and Month End	None
Sun Trust	Weekly and Month End	None
New England Pension Consultants	Quarterly	25 Days after Quarter End
Evaluation Associates	Quarterly	25 Days after Quarter End
Watson Wyatt	Quarterly	25 Days after Quarter End
S&P (Rating Agency)	Weekly Tuesday Night	1 business day
Moody’s (Rating Agency)	Weekly Tuesday Night	1 business day

INVESTMENT RESTRICTIONS

Each fund has adopted the investment restrictions below for the protection of shareholders. Restrictions 1 through 9 below and the funds’ investment objective have been adopted by the Company as fundamental policies of the funds. Under the 1940 Act, a fundamental policy may not be changed with respect to a fund without the vote of a “majority of the outstanding voting securities” of a fund, which is defined in the 1940 Act as the lesser of (a) 67% or more of the shares present at a shareholder meeting, if the holders of more than 50% of the outstanding shares of the Company or a fund are present or represented by proxy, or (b) more than 50% of the outstanding shares. The remaining restrictions may be cahnged by a vote of a majority of the Board at any time. As discussed under “Proposed Investment Restrictions” below, the Company is proposing to change the fundamental investment restrictions with respect to the funds.

Current Investment Restrictions

None of the High Yield Bond Fund, Small Cap Growth Fund and U.S. Government Fund may:

(1)  underwrite securities of other issuers, except to the extent that the purchase of investments directly from the issuer thereof or from an underwriter for an issuer and the later disposition of such securities in accordance with the fund’s investment program may be deemed to be an underwriting;

(2)  purchase or sell real estate, although the fund may purchase and sell securities of companies which deal in real estate, may purchase and sell marketable securities which are secured by interests in real estate and may invest in mortgages and mortgage-backed securities;

(3)  purchase or sell commodities or commodity contracts except that the fund may engage in hedging and derivative transactions to the extent permitted by its investment policies as stated in the Prospectus and this SAI;

(4)  make loans, except that (a) the fund may purchase and hold debt securities in accordance with its investment objective(s) and policies, (b) the fund may enter into repurchase agreements with respect to portfolio securities, subject to applicable limitations of its investment policies, (c) the fund may lend portfolio securities with a value not in excess of one-third of the value of its total assets, provided that collateral arrangements with respect to options, forward currency and futures transactions will not be deemed to involve loans of securities, and (d) delays in the settlement of securities transactions will not be considered loans;

(5)  purchase the securities of other investment companies except as permitted under the 1940 Act or in connection with a merger, consolidation, acquisition or reorganization;

(6)  issue senior securities except as may be permitted by the 1940 Act;

(7)  purchase securities of any issuer if the purchase would cause more than 5% of the value of the fund’s total assets to be invested in the securities of any one issuer (excluding securities issued or guaranteed by the U.S. government, its agencies or instrumentalities and bank obligations) or cause more than 10% of the voting securities of the issuer to be held by the fund, except that up to 25% of the value of the fund’s total assets may be invested without regard to this restriction and provided that the fund may invest all or substantially all of its assets in another registered investment company having substantially the same investment objective(s) and policies and substantially the same investment restrictions as those with respect to the fund;

(8)  borrow money (including entering into reverse repurchase agreements), except for temporary or emergency purposes and then not in excess of 10% of the value of the total assets of the applicable fund at the time the borrowing is made, except that for the purpose of this restriction, short-term credits necessary for settlement of securities transactions are not considered borrowings (the fund will not purchase additional securities at any time its borrowings exceed 5% of total assets, provided, however, that the fund may increase its interest in another registered investment company having substantially the same investment objective(s) and policies and substantially the same investment restrictions as those with respect to the fund while such borrowings are outstanding); or

(9)  invest more than 25% of the total assets of the fund in the securities of issuers having their principal activities in any particular industry, except for obligations issued or guaranteed by the U.S. government, its agencies or instrumentalities or by any state, territory or any possession of the United States or any of their authorities, agencies, instrumentalities or political subdivisions, or with respect to repurchase agreements collateralized by any of such obligations (for purposes of this restriction, supranational issuers will be considered to comprise an industry as will each foreign government that issues securities purchased by the fund), provided, however, that the fund may invest all or substantially all of its assets in another registered investment company having substantially the same investment objective(s) and policies and substantially the same investment restrictions as those with respect to the fund.

For purposes of investment limitations (7) and (9) above, both the borrower of a Loan and the lender selling a Participation will be considered an “issuer.” See “Investment Objective and Management Policies—Loan Participations and Assignments.”

If any percentage restriction described above is complied with at the time of an investment, a later increase or decrease in percentage resulting from a change in values or assets will not constitute a violation of such restriction.

In addition, the Company has also adopted certain non-fundamental investment restrictions with respect to High Yield Bond Fund and U.S. Government Fund that may be changed by vote of a majority of the Board of Directors at any time. None of the High Yield Bond Fund and U.S. Government Fund may, as a non-fundamental policy:

1.  purchase securities on margin (except for delayed delivery or when-issued transactions or such short-term credits as are necessary for the clearance of transactions, and except for initial and variation margin payments in connection with purchases or sales of futures contracts);

2.  sell securities short (except for short positions in a futures contract or forward contract);

3.  purchase or retain any securities of an issuer if one or more persons affiliated with the fund owns beneficially more than 1/2 of 1% of the outstanding securities of such issuer and such affiliated persons so owning 1/2 of 1% together own beneficially more than 5% of such securities;

4.  invest in oil, gas and other mineral leases, provided, however, that this shall not prohibit the fund from purchasing publicly traded securities of companies engaging in whole or in part in such activities;

5.  purchase the securities of any issuer if by reason thereof the value of its investment in all securities of that issuer will exceed 5% of the value of the issuer’s total assets;

6.  purchase securities of issuers which it is restricted from selling to the public without registration under the 1933 Act if by reason thereof the value of its aggregate investment in such classes of securities will exceed 10% of its total assets, provided, however, that this limitation shall not apply to Rule 144A securities if determined by the Directors to be liquid;

7.  invest more than 5% of its total assets in securities of unseasoned issuers (other than securities issued or guaranteed by U.S. federal or state or foreign governments or agencies, instrumentalities or political subdivisions thereof) which, including their predecessors, have been in operation for less than three years;

8.  purchase puts, calls, straddles, spreads and any combination thereof if by reason thereof the value of its aggregate investment in such classes of securities will exceed 5% of its total assets;

9.  invest in warrants (other than warrants acquired by a fund as part of a unit or attached to securities at the time of purchase) if, as a result, the investments (valued at the lower of cost or market) would exceed 5% of the value of the fund’s net assets or if, as a result, more than 2% of the fund’s net assets would be invested in warrants that are not listed on AMEX or NYSE; or invest for the purpose of exercising control over the management of any company.

Proposed Investment Restrictions

The Company has called a meeting of the funds’ shareholders to consider several proposals, including the adoption of revised fundamental investment restrictions. If approved by the shareholders, the Company’s fundamental restrictions with respect to each fund will be as follows:

1.  The fund may not borrow money except as permitted by (i) the Investment Company Act of 1940, as amended, or interpretations or modifications by the SEC, SEC staff or other authority with appropriate jurisdiction, or (ii) exemptive or other relief or permission from the SEC, SEC staff or other authority.

2.  The fund may not engage in the business of underwriting the securities of other issuers except as permitted by (i) the Investment Company Act of 1940, as amended, or interpretations or modifications by the SEC, SEC staff or other authority with appropriate jurisdiction, or (ii) exemptive or other relief or permission from the SEC, SEC staff or other authority.

3.  The fund may lend money or other assets to the extent permitted by (i) the Investment Company Act of 1940, as amended, or interpretations or modifications by the SEC, SEC staff or other authority with appropriate jurisdiction, or (ii) exemptive or other relief or permission from the SEC, SEC staff or other authority.

4.  The fund may not issue senior securities except as permitted by (i) the Investment Company Act of 1940, as amended, or interpretations or modifications by the SEC, SEC staff or other authority with appropriate jurisdiction, or (ii) exemptive or other relief or permission from the SEC, SEC staff or other authority.

5.  The fund may not purchase or sell real estate except as permitted by (i) the Investment Company Act of 1940, as amended, or interpretations or modifications by the SEC, SEC staff or other authority with appropriate jurisdiction, or (ii) exemptive or other relief or permission from the SEC, SEC staff or other authority.

6.  The fund may purchase or sell commodities or contracts related to commodities to the extent permitted by (i) the Investment Company Act of 1940, as amended, or interpretations or modifications by the SEC, SEC staff or other authority with appropriate jurisdiction, or (ii) exemptive or other relief or permission from the SEC, SEC staff or other authority.

7.  Except as permitted by exemptive or other relief or permission from the SEC, SEC staff or other authority with appropriate jurisdiction, the fund may not make any investment if, as a result, the fund’s investments will be concentrated in any one industry.

In addition, if approved by the shareholders, each fund’s investment objective would be non-fundamental and may be changed without shareholder approval.

DIRECTORS AND EXECUTIVE OFFICERS OF THE FUNDS

The business and affairs of the funds are managed by the Board. The Board elects officers who are responsible for the day-to-day operations of the funds and who execute policies authorized by the Board.

The current Directors, including the Directors who are not “interested persons” (as defined in the Investment Company Act of 1940, as amended (the “1940 Act”)) of the funds (“Independent Directors”), and officers of the funds, their birth year, their principal occupations during the past five years (their titles may have varied during that period), the number of investment companies associated with Legg Mason, Inc. (“Legg Mason”) the Directors oversee, and other board memberships they hold are set forth below. The address of each Director is c/o Jay Gerken, 399 Park Avenue, New York, New York 10022. The Company has called a meeting of the funds’ shareholders to consider several proposals, including the election of a new Board.

Name and Year of Birth	Position(s) with fund	Term of Office and Length of Time Served*	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Director**	Other Directorships Held by Director
INDEPENDENT DIRECTORS

Carol L. Colman Born: 1946	Director	Since 1996	President, Colman Consulting Co.	37	None

Daniel P. Cronin Born: 1946	Director	Since 1996	Retired; formerly, Associate General Counsel, Pfizer, Inc.	34	None

Leslie H. Gelb Born: 1937	Director	Since 2002	President Emeritus and Senior Board Fellow, The Council on Foreign Relations; formerly, Columnist, Deputy Editorial Page Editor, Op-Ed Page, The New York Times.	34	Director of two registered investment companies advised by Blackstone Asia Advisors L.L.C. (“Blackstone”).

William R. Hutchinson Born: 1942	Director	Since 2003	President, W.R. Hutchinson & Associates Inc. (consulting); formerly, Group Vice President, Mergers and Acquisitions, BP Amoco p.l.c.	44	Director, Associated Banc-Corp.

*	Directors and officers serve until their successors have been duly elected and qualified.
**	A Fund Complex means two or more investment companies that hold themselves out to investors as related companies for purposes of investment and investment services, that have a common investment adviser or that have an investment adviser that is an affiliated person of the investment adviser of any of the other investment companies.

Name and Year of Birth	Position(s) with fund	Term of Office and Length of Time Served*	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Director**	Other Directorships Held by Director
Dr. Riordan Roett Born: 1938	Director	Since 2002	Professor and Director, Latin America Studies Program, Paul H. Nitze School of Advanced International Studies, The Johns Hopkins University.	34	None

Jeswald W. Salacuse Born: 1938	Director	Since 2002	Henry J. Braker Professor of Commercial Law and formerly Dean, The Fletcher School of Law & Diplomacy, Tufts University.	34	Director of two registered investment companies advised by Blackstone.

INTERESTED DIRECTOR

R. Jay Gerken, CFA*** Born: 1951	President, Chairman and Chief Executive Officer, Director	Since 2002	Managing Director of Legg Mason & Co., LLC; Chairman, President and Chief Executive Officer of Smith Barney Fund Management LLC (“SBFM”) and Citifund Management Inc. (“CFM”); President and Chief Executive Officer of certain mutual funds associated with Legg Mason; formerly, Chairman, President and Chief Executive Officer of Travelers Investment Adviser, Inc. (“TIA”) (1996-2001), Portfolio Manager of Smith Barney Allocation Series Inc. (1996-2001) and Smith Barney Growth and Income Fund (1996-2001).	169	None

*	Directors and officers serve until their successors have been duly elected and qualified.
**	A Fund Complex means two or more investment companies that hold themselves out to investors as related companies for purposes of investment and investment services, that have a common investment adviser or that have an investment adviser that is an affiliated person of the investment adviser of any of the other investment companies.
***	Mr. Gerken and each officer is an “interested person” of the Company (as defined in the 1940 Act) because of their positions with the manager and/or certain of its affiliates.

Name and Year of Birth	Position(s) with fund	Term of Office* and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen**	Other Board Memberships Held During Past Five Years
OFFICERS***

Ted P. Becker Born: 1951	Chief Compliance Officer	Since 2006	Managing Director of Compliance at Legg Mason & Co., LLC or its predecessors (since 2005); Chief Compliance Officer with certain mutual funds associated with the Investment Manager or its affiliates (since 2006); Managing Director of Compliance at CAM (2002-2005); Prior to 2002, Managing Director — Internal Audit & Risk Review at Citigroup Inc.	N/A	N/A

John Chiota Born: 1968	Chief Anti-Money Laundering Compliance Officer	Since 2006	Vice President of Legg Mason & Co., LLC or its predecessors (since 2004); Chief Anti-Money Laundering Compliance Officer with certain funds associated with the Investment Manager or its affiliates (since 2006); Prior to August 2004, Chief AML Compliance Officer with TD Waterhouse.	N/A	N/A

Robert I. Frenkel Born: 1954	Secretary and Chief Legal Officer	Since 2003	Managing Director and General Counsel, Global Mutual funds for CAM (since 2000); Officer of Legg Mason (since 2005); Officer of Citigroup or its predecessors (1994-2005); Secretary of CFM; Secretary of certain mutual funds associated with Legg Mason; Chief Legal Officer of certain mutual funds associated with Citigroup	N/A	N/A

Frances M. Guggino Born: 1957	Treasurer and Chief Financial Officer Controller	Since 2004 2002-2004	Director, CAM (1991-2005); Treasurer and/or Controller of certain funds associated with Legg Mason (since 2005); Treasurer and/or Controller of certain funds associated with Citigroup (1991-2005)	N/A	N/A

Wendy S. Setnicka Born: 1964	Controller	Since 2004	Vice President, CAM (since 2002); Assistant Vice President, CAM (1998-2002)	N/A	N/A

*	Directors and officers serve until their successors have been duly elected and qualified.
**	A Fund Complex means two or more investment companies that hold themselves out to investors as related companies for purposes of investment and investment services, that have a common investment adviser or that have an investment adviser that is an affiliated person of the investment adviser of any of the other investment companies.
***	Mr. Gerken and each officer is an “interested person” of the Company (as defined in the 1940 Act) because of their positions with the manager and/or certain of its affiliates.

For the calendar year ended December 31, 2005, the Directors beneficially owned equity securities of the funds they oversee and in other investment companies associated with Legg Mason within the dollar ranges presented in the table below:

	Dollar Range of Equity Securities			Aggregate Dollar Range of Equity Securities in All Investment Companies Associated with Legg Mason Overseen by the Director
Name of Director	High Yield Bond Fund	Small Cap Growth Fund	U.S. Government Fund
INDEPENDENT DIRECTORS
Carol L. Colman	None	$1 - $10,000	None	Over $100,000
Daniel P. Cronin	$10,001 - $50,000	$1 - $10,000	None	Over $100,000
Leslie H. Gelb	None	None	None	None
William R. Hutchinson	None	None	None	Over $100,000
Riordan Roett	None	None	None	None
Jeswald W. Salacuse	None	None	None	$10,001 - $50,000
INTERESTED DIRECTOR
R. Jay Gerken	$50,001 - $100,000	None	None	Over $100,000

As of December 31, 2005, none of the Independent Directors, or his or her immediate family members owned beneficially or of record any securities of the manager or distributors of the funds, or in a person (other than a registered investment company) directly or indirectly controlling, controlled by or under common control with the manager or distributors of the funds.

The Company has a standing Audit Committee, Nominating Committee and Pricing Committee. The members of the Audit Committee and Nominating Committee consist of all of the Independent Directors, namely Ms. Colman and Messrs. Cronin, Gelb, Hutchinson and Salacuse.

The primary purposes of the Board’s Audit Committee are to assist the Board in fulfilling its responsibility for oversight of the integrity of the accounting, auditing and financial reporting practices of the funds, the qualifications and independence of each fund’s independent registered public accounting firm, and each fund’s compliance with legal and regulatory requirements. The Audit Committee reviews the scope of each fund’s audit, accounting and financial reporting policies and practices and internal controls. The Audit Committee approves, and recommends to the Independent Directors for their ratification, the selection, appointment, retention or termination of each fund’s independent registered public accounting firm. The Audit Committee also approves all audit and permissible non-audit services provided by each fund’s independent registered public accounting firms to its manager and any affiliated service providers if the engagement relates directly to a fund’s operations and financial reporting. During the most recent fiscal year, the Audit Committee met five times.

The Nominating Committee is responsible for, among other things, recommending candidates to fill vacancies on the Board. During the most recent fiscal year, the Nominating Committee met once.

The Nominating Committee may consider nominees recommended by a shareholder. Shareholders who wish to recommend a nominee should send recommendations to the funds’ Secretary that include all information relating to such person that is required to be disclosed in solicitations of proxies for the election of Directors. A recommendation must be accompanied by a written consent of the individual to stand for election if nominated by the Board and to serve if elected by the shareholders.

The Nominating Committee also identifies potential nominees through its network of contacts and may also engage, if it deems appropriate, a professional search firm. The Nominating Committee meets to discuss and consider such candidates’ qualifications and then chooses a candidate by majority vote. The Nominating Committee does not have specific, minimum qualifications for nominees, and has not established specific qualities or skills that it regards as necessary for one or more of the Directors to possess (other than any qualities or skills that may be required by applicable law, regulation or listing standard). However, in evaluating a person as a potential nominee to serve as a trustee, the Nominating Committee may consider the following factors, among any others it may deem relevant:

•	whether or not the person is an “interested person,” as defined in the 1940 Act, and whether the person is otherwise qualified under applicable laws and regulations to serve as a Director;

•	whether or not the person has any relationships that might impair his or her independence, such as any business, financial or family relationships with fund management, the investment adviser, service providers or their affiliates;

•	whether or not the person serves on boards of, or is otherwise affiliated with, competing financial service organizations or their related mutual fund complexes;

•	whether or not the person is willing to serve, and willing and able to commit the time necessary for the performance of the duties of a Director;

•	the contribution which the person can make to the Board (or, if the person has previously served as Director, the contribution which the person made to the Board during his or her previous term of service), with consideration being given to the person’s business and professional experience, education and such other factors as the Nominating Committee may consider relevant;

•	the character and integrity of the person; and

•	whether or not the selection and nomination of the person would be consistent with the requirements of the retirement policies of the fund.

The Company also has a Pricing Committee composed of the Chairman of the Board and one Independent Director which is charged with determining fair value prices for securities when required. During the most recent fiscal year, the Pricing Committee twelve met times.

No officer, director or employee of Legg Mason or any of its subsidiaries receives any compensation from the Company for serving as a Director or officer of the Company. Each Independent Director receives an annual retainer of $10,000 for services as a Director. In addition, each Independent Director receives fees of $750 for each in-person meeting and $510 for each telephonic meeting of the Board attended by the Independent Director. The Chair of the Audit Committee will receive an additional $5,000 per year. The annual retainer and meeting fees are allocated among the funds for which each Independent Director serves on the basis of their average net assets. In addition each, Independent Director is reimbursed for expenses incurred in connection with attendance at Board meetings. For the fiscal year ended December 31, 2005, such expenses totaled $            .

The following table shows the compensation paid by the funds to each Director during the fiscal year ended December 31, 2005. For the fiscal year ended December 31, 2005, the funds did not pay retirement benefits to its Directors and officers.

	Aggregate Compensation from the Funds for the Fiscal Year Ended December 31, 2005			Pension or Retirement Benefits Accrued as Part of Funds Expenses	Total Compensation From Funds and Fund Complex Paid to Directors(1)	Number of Funds in Complex
Name of Director	High Yield Bond Fund	Small Cap Growth Fund	U.S. Government Fund
Independent Directors
Carol L. Colman	$6,284	$2,916	$1,365	$0	$233,500	37
Daniel P. Cronin	$5,990	$2,622	$1,071	$0	$176,500	34
Leslie H. Gelb	$5,890	$2,522	$971	$0	$169,500	34
William R. Hutchinson	$5,965	$2,597	$1,046	$0	$279,300	44
Riordan Roett	$5,890	$2,522	$971	$0	$166,000	34
Jeswald W. Salacuse	$5,915	$2,547	$996	$0	$169,250	34
Interested Director
R. Jay Gerken(2)	N/A	N/A	N/A

(1)	In addition to the amounts set forth above, Messrs. Cronin, Gelb, Hutchinson, Roett and Salacuse and Ms. Colman received $95,500, $46,000, $163,500, $82,000, $86,500 and $171,749, respectively, during the calendar year ended December 31, 2005 for service as Directors in attending additional meetings relating to the approval of policies and procedures under Rule 38a-1, certain other regulatory issues and the consideration of new custody, transfer agency and accounting arrangements for the funds. Those amounts were borne by the Investment Manager and/or its affiliates and not the funds.
(2)	Mr. Gerken is not compensated by the fund for his service as a Director because of his affiliation with the manager.

Until its termination as described below, an emeritus plan is available to Directors. Under the plan, each Director is required to change to emeritus status upon attainment of age 80. Directors Emeritus are entitled to serve in emeritus status for a maximum of 10 years during which time they are paid 50% of the annual retainer fee and meeting fees otherwise applicable to the Directors, together with reasonable out-of-pocket expenses for each meeting attended. Directors Emeritus are permitted to attend meetings, but have no voting rights. The Board has voted to terminate the emeritus plan effective January 1, 2007, and to adopt the Emeritus Retirement Plan for the purpose of providing the payments of the plan described below to current emeritus or retiring Directors.

On June 26, 2006, the Board voted to establish a mandatory retirement age of 75 for current Directors and 72 for future Directors who do not currently oversee another fund within the Legg Mason Partners fund complex.      Directors, including              have opted to retire on             .

Each emeritus and retiring Director will be entitled to receive under the Emeritus Retirement Plan an aggregate benefit generally equal to the compensation the Director would have received under the emeritus plan, discussed above, had the plan remained in effect. This benefit will be paid in quarterly installments unless a Director elects to receive a lump sum payment calculated on a net present value basis. The aggregate benefit (calculated on a net present value basis) to which each emeritus or retiring Director is entitled under the Emeritus Retirement Plan from the funds in the Legg Mason Partners fund complex that have adopted the Plan is set forth below.

Emeritus/Retiring Board Member	Aggregate Benefit (Net Present Value) ($)
[to be updated by amendment]

Each fund will pay a pro rata share (based upon asset size) of the aggregate benefit to such retiring Director or Director Emeritus. Legg Mason or its affiliates will reimburse each fund an amount equal to 50% of retiring Director and Director Emeritus benefits paid by the fund.

As of                     , 2006, the Directors and officers as a group owned less than 1% of the outstanding shares of each fund.

To the knowledge of each fund, as of                     , 2006, the following shareholders or “groups” (as such term is defined in Section 13(d) of the Securities Exchange Act of 1934) owned beneficially or of record 5% or more of the shares of the following classes:

[to be updated by amendment]

Fund	Class	Percent	Name	Address
High Yield Bond Fund

Small Cap Growth Fund

U.S. Government Fund

INVESTMENT MANAGEMENT AND OTHER SERVICES

Manager

LMPFA serves as investment manager to each fund pursuant to an investment management agreement (each, a “Management Agreement”) with the fund that was approved by the Board, including a majority of the Independent Directors, on June 26, 2006. LMPFA, with offices at 399 Park Avenue, New York, New York 10022, is a recently-organized investment adviser that has been formed to serve as the investment manager of the funds and other Legg Mason-sponsored funds. LMPFA is a wholly-owned subsidiary of Legg Mason. Legg Mason, whose principal executive offices are at 100 Light Street, Baltimore, Maryland 21202, is a financial services holding company. As of June 30, 2006, Legg Mason’s asset management operation had aggregate assets under management of approximately $            billion.

Under each Management Agreement, subject to the supervision and direction of the Board, the manager is delegated the responsibility of managing a fund’s portfolio in accordance with the fund’s stated investment objective and policies, making investment decisions for the fund and placing orders to purchase and sell securities. The manager also performs administrative and management services necessary for the operation of a fund, such as (i) supervising the overall administration of the fund, including negotiation of contracts and fees with and the monitoring of performance and billings of the fund’s transfer agent, shareholder servicing agents, custodian and other independent contractors or agents; (ii) providing certain compliance, fund accounting, regulatory reporting, and tax reporting services; (iii) preparing or participating in the preparation of board materials, registration statements, proxy statements and reports and other communications to shareholders; (iv) maintaining the fund’s existence, and (v) maintaining the registration and qualification of the fund’s shares under federal and state laws.

Each Management Agreement has an initial term ending November 30, 2007 and will continue in effect from year to year thereafter provided such continuance is specifically approved at least annually (a) by the Board or by a majority of the outstanding voting securities of the fund (as defined in the 1940 Act), and (b) in either event, by a majority of the Independent Directors with such Independent Directors casting votes in person at a meeting called for such purpose. The fund or the manager may terminate the Management Agreement on 60 days’ written notice without penalty. Each Management Agreement will terminate automatically in the event of assignment (as defined in the 1940 Act).

The fees payable from each fund to LMPFA, as compensation for investment management services, are computed daily and paid monthly at the following annual rates of the applicable fund’s daily net assets:

Fund	Average Daily Net Assets (if Applicable)	Investment Management Fee Rate
High Yield Bond Fund(1)	First $1 billion	0.800%
	Next $1 billion	0.775%
	Next $3 billion	0.750%
	Over $5 billion	0.700%

Small Cap Growth Fund(2)	N/A	0.750%

U.S. Government Fund	First $1 billion	0.550%
	Next $1 billion	0.525%
	Next $3 billion	0.500%
	Next $5 billion	0.475%
	Over $10 billion	0.450%

(1)	Based on net assets of the fund.
(2)	Based on the average daily net assets of the fund.

For the period from December 1, 2005 though July 31, 2006, Salomon Brothers Asset Management Inc (“SBAM”) served as the manager to each fund pursuant to a prior management agreement. Fees payable to SBAM under the prior management agreement were payable on the same schedule as set forth above.

Prior to December 1, 2005, the fees payable to SBAM as compensation for investment management services were computed daily and paid monthly at the following annual rates of the applicable fund’s daily net assets: 0.75% for High Yield Bond Fund, 0.70% for Small Cap Growth Fund, and 0.60% for U.S. Government Fund.

For each of the past three fiscal years, SBAM was entitled to receive gross fees under the Investment Management Agreement, of which certain amounts were voluntarily waived, and has reimbursed the funds for certain expenses as follows:

	Gross Fees	Waiver	Expenses Reimbursed
High Yield Bond Fund
Year Ended December 31, 2003	$9,585,692	$0	$0
Year Ended December 31, 2004	$14,604,203	$0	$0
Year Ended December 31, 2005	$16,015,064	$0	$0
Small Cap Growth Fund
Year Ended December 31, 2003	$1,908,053	$0	$0
Year Ended December 31, 2004	$2,628,470	$3,868	$0
Year Ended December 31, 2005	$3,399,127	$0	$0
U.S. Government Fund
Year Ended December 31, 2003	$949,954	$569,987	$0
Year Ended December 31, 2004	$725,084	$456,138	$0
Year Ended December 31, 2005	$695,050	$428,778	$37,808

Subadvisers

In order to assist in carrying out its investment advisory responsibilities, the manager has retained a subadviser to render advisory services to each fund. Following is a list of each fund and its applicable subadviser.

High Yield Bond Fund	Western Asset
Small Cap Growth Fund	Clearbridge
U.S. Government Fund	Western Asset

References in this SAI to a fund’s subadviser mean the subadviser of the applicable fund referenced above. ClearBridge and Western Asset is each a wholly-owned subsidiaries of Legg Mason. Each subadviser serves as subadviser pursuant to a Sub-Advisory Agreement that was approved by the Board, including a majority of the Independent Directors, on June 26, 2006.

Under each Sub-Advisory Agreement, subject to the supervision and direction of the Board and the manager, the subadviser will manage a fund’s portfolio (or allocated portion thereof) in accordance with the fund’s stated investment objective(s) and policies, assist in supervising all aspects of the fund’s operations, make investment decisions for the fund, place orders to purchase and sell securities, and employ professional portfolio managers and securities analysts who provide research services to the fund.

Each Sub-Advisory Agreement has an initial term ending November 30, 2007 and will continue in effect from year to year thereafter provided such continuance is specifically approved at least annually (a) by the Board or by a majority of the outstanding voting securities of the fund (as defined in the 1940 Act), and (b) in either event, by a majority of the Independent Directors with such Independent Directors casting votes in person at a meeting called for such purpose. The Board or a majority of the outstanding voting securities of the fund (as defined in the 1940 Act) may terminate the Sub-Advisory Agreement on 60 days’ written notice without penalty.

The manager or the subadviser may terminate a Sub-Advisory Agreement on 90 days’ written notice without penalty. Each Sub-Advisory Agreement will terminate automatically in the event of assignment (as defined in the 1940 Act).

As compensation for its sub-advisory services, the manager will pay to (i) Western Asset a fee equal to 70% of the management fee paid to LMPFA by the applicable funds, net of expense waivers and reimbursements; and (ii) ClearBridge a fee equal to 70% of the management fee paid to LMPFA by Small Cap Growth Fund, net of expense waivers and reimbursements. Since the Sub-Advisory Agreements went into effect on August 1, 2006, no fees were paid from the manager to any subadviser under the Sub-Advisory Agreements during any fund’s past three fiscal years.

Expenses

In addition to amounts payable under its Management Agreement and the Distribution Plans (as discussed below), each fund is responsible for its own expenses, including, among other things, interest; taxes; governmental fees; voluntary assessments and other expenses incurred in connection with membership in investment company organizations; organization costs of the fund; the cost (including brokerage commissions, transaction fees or charges, if any) in connection with the purchase or sale of the fund’s securities and other investments and any losses in connection therewith; fees and expenses of custodians, transfer agents, registrars, independent pricing vendors or other agents; legal expenses; loan commitment fees; expenses relating to share certificates; expenses relating to the issuing and redemption or repurchase of the fund’s shares and servicing shareholder accounts; expenses of registering and qualifying the fund’s shares for sale under applicable federal and state law; expenses of preparing, setting in print, printing and distributing prospectuses and statements of additional information and any supplements thereto, reports, proxy statements, notices and dividends to the fund’s shareholders; costs of stationery; website costs; costs of meetings of the Board or any committee thereof, meetings of shareholders and other meetings of the fund; Board fees; audit fees; travel expenses of officers, members of the Board and employees of the fund, if any; and the fund’s pro rata portion of premiums on any fidelity bond and other insurance covering the fund and its officers, Board members and employees; litigation expenses and any non-recurring or extraordinary expenses as may arise, including, without limitation, those relating to actions, suits or proceedings to which the fund is a party and the legal obligation which the fund may have to indemnify the fund’s Board members and officers with respect thereto.

Independent Registered Public Accounting Firm

            , located at                     , has been selected as the Company’s independent registered public accounting firm to examine and report on the Company’s financial statements for the fiscal year ending December 31, 2006.

Counsel

Simpson Thacher & Bartlett LLP, 425 Lexington Avenue, New York, New York 10017, serves as counsel to the funds.

Stradley Ronon Stevens & Young, LLP, 2600 One Commerce Square, Philadelphia, PA 19103, serves as counsel to the independent directors.

DLA Piper Rudnick Gray Cary U.S. LLP, 111 South Calvert Street, Suite 1950, Baltimore, Maryland, has issued an opinion regarding the valid issuance of shares of the fund being offered for sale pursuant to the funds’ prospectuses.

Custodian and Transfer Agent

State Street Bank and Trust Company (“State Street”), 225 Franklin Street, Boston, Massachusetts 02110, serves as the custodian of each fund. State Street, among other things, maintains a custody account or accounts in the name of each fund; receives and delivers all assets for the fund upon purchase and upon sale or maturity; collects and receives all income and other payments and distributions on account of the assets of the fund; and makes disbursements on behalf of the fund. State Street neither determines a fund’s investment policies, nor decides which securities the fund will buy or sell. For its services, State Street receives a monthly fee based upon the daily average market value of securities held in custody and also receives securities transaction charges, including out-of-pocket expenses. Each fund may also periodically enter into arrangements with other qualified custodians with respect to certain types of securities or other transactions such as repurchase agreements or derivatives transactions. State Street also acts as each fund’s securities lending agent and receives a share of the income generated by such activities.

PFPC Inc. (“PFPC” or “ transfer agent”), located at P.O. Box 9699, Providence, Rhode Island 02940-9699, serves as the funds’ transfer agent. Under the transfer agency agreement, the transfer agent maintains the shareholder account records for each fund, handles certain communications between shareholders and a fund and distributes dividends and distributions payable by a fund. For these services, the transfer agent receives a monthly fee computed on the basis of the number of shareholder accounts it maintains for the applicable fund during the month, and is reimbursed for out-of-pocket expenses.

Code of Ethics

Pursuant to Rule 17j-1 of the 1940 Act, the Company, the manager, the subadvisers and the distributors have adopted Codes of Ethics that permit personnel to invest in securities for their own accounts, including securities that may be purchased or held by each fund. All personnel must place the interests of clients first and avoid activities, interests and relationships that might interfere with the duty to make decisions in the best interests of the clients. All personal securities transactions by employees must adhere to the requirements of the Codes of Ethics and must be conducted in such a manner as to avoid any actual or potential conflict of interest, the appearance of such a conflict, or the abuse of an employee’s position of trust and responsibility.

Copies of the Codes of Ethics of the funds, the manager, the subadvisers and the distributors are on file with the SEC.

Proxy Voting Guidelines & Procedures

Although individual Directors may not agree with particular policies or votes by a subadviser, the Board has approved delegating proxy voting discretion to each fund’s subadviser believing that the subadviser should be responsible for voting because it is a matter relating to the investment decision making process.

Non-equity securities, such as debt obligations and money market instruments, are not usually considered to be voting securities, and proxy voting, if any, is typically limited to the solicitation of consents to changes in or waivers of features of debt securities, or plans of reorganization involving the issuer of the security. In the rare event that proxies are solicited with respect to any of these securities, the subadviser would vote the proxy in accordance with the principals set forth in the manager’s proxy voting policies and procedures.

Attached as Appendix B are summaries of the guidelines and procedures that each fund’s subadviser uses to determine how to vote proxies relating to portfolio securities, including the procedures that the subadviser uses when a vote presents a conflict between the interest of the fund’s shareholders on the one hand, and those of the subadviser or any affiliated person of the fund or the subadviser, on the other. These summaries of the guidelines give a general indication as to how the subadviser will vote proxies relating to portfolio securities on each issue listed. However, the guidelines do not address all potential voting issues or the intricacies that may surround individual proxy votes. For that reason, there may be instances in which votes may vary from the guidelines presented. Notwithstanding the foregoing, the subadviser always endeavors to vote proxies relating to portfolio securities in accordance with a fund’s investment objective.

Information on how the funds voted proxies relating to portfolio securities during the 12-month period ended June 30 and a description of the policies and procedures that the funds use to determine how to vote proxies relating to portfolio securities is available (1) without charge, upon request, by calling 1-800-446-1013, (2) on the Legg Mason Partners’ website at http://www.leggmason.com/investorservices and (3) on the SEC’s website at http://www.sec.gov.

PORTFOLIO MANAGER DISCLOSURE

The following tables set forth certain additional information with respect to the portfolio managers for each of the funds. Unless noted otherwise, all information is provided as of December 31, 2005.

Other Accounts Managed by Portfolio Managers

The table below identifies, for each portfolio manager, the number of accounts (other than the fund with respect to which information is provided) for which he or she has day-to-day management responsibilities and the total assets in such accounts, within each of the following categories: registered investment companies, other pooled investment vehicles, and other accounts. For each category, the number of accounts and total assets in the accounts where fees are based on performance is also indicated, if applicable.

Fund	Portfolio Manager(s)	Registered Investment Companies	Other Pooled Investment Vehicles	Other Account
High Yield Bond Fund	S. Kenneth Leech‡	36 registered investment companies with $23.66 billion in total assets under management	19 other pooled investment vehicles with $19.80 billion in assets under management	740 other accounts with $205.8 billion in total assets under management*

	Stephen A. Walsh‡	36 registered investment companies with $23.66 billion in total assets under management	19 other pooled investment vehicles with $19.80 billion in assets under management	740 other accounts with $205.8 billion in total assets under management*

	Michael C. Buchanan‡	3 registered investment companies with $743.68 million in total assets under management	2 other pooled investment vehicles with $2.13 billion in assets under management	10 other accounts with $1.41 billion in total assets under management

	Timothy J. Settel‡	0 registered investment companies	0 other pooled investment vehicles	0 other accounts

	Ian R. Edmonds‡	0 registered investment companies	0 other pooled investment vehicles	1 other account with $46.10 million in total assets under

Small Cap Growth Fund	Vincent Gao	4 registered investment companies with $0.25 billion in total assets under management	3 other pooled investment vehicles with $0.26 billion in assets under management	0 other accounts

	Kevin Caliendo	7 registered investment companies with $3.81 billion in total assets under management	0 other pooled investment vehicles	0 other accounts

	Robert Feitler	17 registered investment companies with $8.32 billion in total assets under management	2 other pooled investment vehicles with $0.23 billion in assets under management	28,212 other accounts with $4.76 billion in total assets under management

	Dmitry Khaykin	4 registered investment companies with $1.86 billion in total assets under management	3 other pooled investment vehicles with $0.26 billion in assets under management	0 other accounts

	Margaret Blaydes	4 registered investment companies with $1.86 billion in total assets under management	3 other pooled investment vehicles with $0.26 billion in assets under management	0 other accounts

Fund	Portfolio Manager(s)	Registered Investment Companies	Other Pooled Investment Vehicles	Other Account
U.S. Government Fund	S. Kenneth Leech‡	36 registered investment companies with $23.66 billion in total assets under management	19 other pooled investment vehicles with $19.80 billion in assets under management	740 other accounts with $205.8 billion in total assets under management*

	Stephen A. Walsh‡	36 registered investment companies with $23.66 billion in total assets under management	19 other pooled investment vehicles with $19.80 billion in assets under management	740 other accounts with $205.8 billion in total assets under management*

	Mark Lindbloom‡	14 registered investment companies with $6.0 billion in total assets under management	1 other pooled investment vehicles with $0.2 billion in assets under management	11 other accounts with $2.1 billion in total assets under management

	Carl L. Eichstaedt‡	6 registered investment companies with $1.43 billion in total assets under management	0 other pooled investment vehicles	87 other accounts with $20.56 billion in total assets under management**

*	Includes 77 accounts managed, totalling $20.7 billion, for which advisory fee is performance based.
**	Includes 3 accounts managed, totalling $931.4 million, for which advisory fee is performance based.

Portfolio Manager Compensation

The description below relates to the manager and Western Asset and ClearBridge, affiliates of the manager. Certain of the funds’ portfolio managers may be employed concurrently by the manager and by ClearBridge or Western Asset.

The manager follows the ClearBridge portfolio manager compensation policies described below.

ClearBridge investment professionals receive base salary and other employee benefits and are eligible to receive incentive compensation. Base salary is typically determined based on market factors and the skill and experience of individual investment personnel. However, ClearBridge investment professionals who are employed concurrently by ClearBridge and also by another investment manager affiliated with Legg Mason may be compensated under that other investment manager’s compensation program.

ClearBridge has implemented an investment management incentive and deferred compensation plan (the “Plan”) for its investment professionals, including each fund’s portfolio managers. Each investment professional works as a part of an investment team. The Plan is designed to align the objectives of ClearBridge investment professionals with those of fund shareholders and other ClearBridge clients. Under the Plan a “base incentive pool” is established for each team each year as a percentage of ClearBridge’s revenue attributable to the team (largely management and related fees generated by funds and other accounts). A team’s revenues are typically expected to increase or decrease depending on the effect that the team’s investment performance as well as inflows and outflows have on the level of assets in the investment products managed by the team. The “base incentive pool” of a team is reduced by base salaries paid to members of the team and employee benefits expenses attributable to the team.

The investment team’s incentive pool is then adjusted to reflect its ranking among a “peer group” of non-ClearBridge investment managers and the team’s pre-tax investment performance against the applicable product benchmark (e.g., a securities index and, with respect to a fund, the benchmark set forth in the fund’s prospectus to which the fund’s average annual total returns are compared or, if none, the benchmark set forth in the fund’s annual report). ClearBridge may also measure the team’s pre-tax investment performance against additional benchmarks, as it determines appropriate. Longer-term (5-year) performance will be more heavily weighted than shorter-term (1-year) performance in the calculation of the performance adjustment factor. The incentive pool for a team may also be adjusted to reflect other factors (e.g., severance pay to departing members of the team, and discretionary allocations by the applicable ClearBridge chief investment officer from one investment team to another). The incentive pool will be allocated by the applicable ClearBridge chief investment officer to the team leader and, based on the recommendations of the team leader, to the other members of the team.

With respect to the compensation of certain portfolio managers employed concurrently by ClearBridge and Western Asset, Western Asset’s compensation system assigns each employee a total compensation “target” and a respective cap, which are derived from annual market surveys that benchmark each role with their job function and peer universe. This method is designed to reward employees with total compensation reflective of the external market value of their skills, experience, and ability to produce desired results. Standard compensation includes competitive base salaries, generous employee benefits, and a retirement plan.

In addition, Western Asset employees are eligible for bonuses. These are structured to closely align the interests of employees with those of their employees, and are determined by the professional’s job function and performance as measured by a formal review process. All bonuses are completely discretionary. One of the principal factors considered is a portfolio manager’s investment performance versus appropriate peer groups and benchmarks. Because portfolio managers are generally responsible for multiple accounts (including the funds) with similar investment strategies, they are compensated on the performance of the aggregate group of similar accounts, rather than a specific account. A smaller portion of a bonus payment is derived from factors that include client service, business development, length of service to the investment manager, management or supervisory responsibilities, contributions to developing business strategy and overall contributions to Western Asset’s business.

Up to 20% of an investment professional’s annual incentive compensation is subject to deferral. Of that principal deferred award amount, 50% will accrue a return based on the hypothetical returns of the investment fund or product that is the primary focus of the investment professional’s business activities with the firm, and 50% may be received in the form of Legg Mason restricted stock shares.

Potential Conflicts of Interest

Potential conflicts of interest may arise when a fund’s portfolio manager has day-to-day management responsibilities with respect to one or more other funds or other accounts, as is the case for all of the portfolio managers listed in the table above.

The manager, the subadvisers and the funds have adopted compliance policies and procedures that are designed to address various conflicts of interest that may arise for the manager or a subadviser and the individuals that it employs. For example, the manager and each subadviser seeks to minimize the effects of competing interests for the time and attention of portfolio managers by assigning portfolio managers to manage funds and accounts that share a similar investment style. The manager and each subadviser has also adopted trade allocation procedures that are designed to facilitate the fair allocation of limited investment opportunities among multiple funds and accounts. There is no guarantee, however, that the policies and procedures adopted by the manager, the subadvisers and the funds will be able to detect and/or prevent every situation in which an actual or potential conflict may appear.

These potential conflicts include:

Allocation of Limited Time and Attention.    A portfolio manager who is responsible for managing multiple funds and/or accounts may devote unequal time and attention to the management of those funds and/or accounts. As a result, the portfolio manager may not be able to formulate as complete a strategy or identify equally attractive investment opportunities for each of those accounts as might be the case if he or she were to devote substantially more attention to the management of a single fund. The effects of this potential conflict may be more pronounced where funds and/or accounts overseen by a particular portfolio manager have different investment strategies.

Allocation of Limited Investment Opportunities.    If a portfolio manager identifies a limited investment opportunity that may be suitable for multiple funds and/or accounts, the opportunity may be allocated among these several funds or accounts, which may limit a fund’s ability to take full advantage of the investment opportunity.

Pursuit of Differing Strategies.    At times, a portfolio manager may determine that an investment opportunity may be appropriate for only some of the funds and/or accounts for which he or she exercises investment responsibility, or may decide that certain of the funds and/or accounts should take differing positions with respect to a particular security. In these cases, the portfolio manager may place separate transactions for one or more funds or accounts which may affect the market price of the security or the execution of the transaction, or both, to the detriment or benefit of one or more other funds and/or accounts.

Selection of Brokers/Dealers.    Portfolio managers may be able to select or influence the selection of the brokers and dealers that are used to execute securities transactions for the funds and/or accounts that they supervise. In addition to executing trades, some brokers and dealers provide portfolio managers with brokerage and research services (as those terms are defined in Section 28(e) of the Securities Exchange Act of 1934), which may result in the payment of higher brokerage fees than might have otherwise been available. These services may be more beneficial to certain funds or accounts than to others. Although the payment of brokerage commissions is subject to the requirement that the portfolio manager determine in good faith that the commissions are reasonable in relation to the value of the brokerage and research services provided to the fund, a portfolio manager’s decision as to the selection of brokers and dealers could yield disproportionate costs and benefits among the funds and/or accounts that he or she manages.

Variation in Compensation.    A conflict of interest may arise where the financial or other benefits available to the portfolio manager differ among the funds and/or accounts that he or she manages. If the structure of the investment manager’s management fee and/or the portfolio manager’s compensation differs among funds and/or accounts (such as where certain funds or accounts pay higher management fees or performance-based management fees), the portfolio manager might be motivated to help certain funds and/or accounts over others. The portfolio manager might be motivated to favor funds and/or accounts in which he or she has an interest or in which the investment advisor and/or its affiliates have interests. Similarly, the desire to maintain or raise assets under management or to enhance the portfolio manager’s performance record or to derive other rewards, financial or otherwise, could influence the portfolio manager to lend preferential treatment to those funds and/or accounts that could most significantly benefit the portfolio manager.

Related Business Opportunities.    The investment manager or its affiliates may provide more services (such as distribution or recordkeeping) for some types of funds or accounts than for others. In such cases, a portfolio manager may benefit, either directly or indirectly, by devoting disproportionate attention to the management of fund and/or account that provide greater overall returns to the investment manager and its affiliates.

Portfolio Manager Securities Ownership

The table below identifies ownership of fund securities by each portfolio manager.

Fund	Portfolio Manager(s)	Dollar Range of Ownership of Securities
High Yield Bond Fund	S. Kenneth Leech	None
	Stephen A. Walsh	None
	Michael C. Buchanan	None
	Timothy J. Settel	None
	Ian R. Edmonds	None

Fund	Portfolio Manager(s)	Dollar Range of Ownership of Securities
Small Cap Growth Fund	Vincent Gao	None
	Kevin Caliendo	None
	Robert Feitler	None
	Dmitry Khaykin	None
	Margaret Blaydes	None
U.S. Government Fund	S. Kenneth Leech	None
	Stephen A. Walsh	None
	Mark Lindbloom	None
	Carl L. Eichstaedt	None

DISTRIBUTORS

LMIS, a wholly-owned broker-dealer subsidiary of Legg Mason, located at 100 Light Street, Baltimore, Maryland 21202 and CGMI, an indirect wholly-owned subsidiary of Citigroup, located at 388 Greenwich Street, New York, New York 10013 serve as each fund’s distributors pursuant to separate written agreements or amendments to written agreements, in each case dated December 1, 2005 and PFS, located at 3120 Breckinridge Boulevard, Duluth, Georgia 30099-0001 serves as Small Cap Growth Fund’s distributor pursuant to a separate written agreement dated             , 2006 (the “distribution agreements”), which were approved by the Board and by a majority of the Independent Directors, casting votes in person at a meeting called for such purpose, on November 21, 2005 and             , 2006 respectively. The distribution agreements for LMIS and CGMI went into effect on December 1, 2005. The distribution agreement for PFS went into effect on             , 2006.

A distributor’s obligation is an agency or “best efforts” arrangement under which the distributor is required to take and pay only for such shares of a fund as may be sold to the public. A distributor is not obligated to sell any stated number of shares. Each distribution agreement is renewable from year to year if approved (a) by the directors or by a vote of a majority of a fund’s outstanding voting securities, and (b) by the affirmative vote of a majority of Directors who are not parties to such agreement or interested persons of any party by votes cast in person at a meeting called for such purpose. Each distribution agreement provides that it will terminate if assigned, and that it may be terminated without penalty by either party on 60 days’ written notice.

LMIS, CGMI and PFS may be deemed to be underwriters for purposes of the 1933 Act. From time to time, LMIS, CGMI or PFS or their affiliates may also pay for certain non-cash sales incentives provided to PFS Registered Representatives. Such incentives do not have any effect on the net amount invested. In addition to the reallowances from the applicable public offering price described above, PFS may, from time to time, pay or allow additional reallowances or promotional incentives, in the form of cash or other compensations, to PFS Registered Representatives that sell shares of the funds.

Initial Sales Charges*

The aggregate dollar amount of commissions paid on Class A and Class C shares were as follows:

Class A Shares (paid to CGMI)*

For the fiscal years ended December 31:	High Yield Bond Fund	Small Cap Growth Fund	U.S. Government Fund
2003	$	$	$
2004	$	$	$
2005**	$	$	$

Class C Shares (paid to CGMI)***

For the fiscal years ended December 31:	High Yield Bond Fund	Small Cap Growth Fund	U.S. Government Fund
2003	$	$	$
2004	$	$	$
2005**	$	$	$

*	As of November 20, 2006, the initial sales charges schedule on purchases of Class A shares changed.
**	Includes sales charges for LMIS for the period December 1, 2005 through December 31, 2005.
***	Effective April 29, 2004, Class 2 shares were renamed Class C shares.

Deferred Sales Charges

Class A Shares (paid to CGMI)

For the fiscal years ended December 31:	High Yield Bond Fund	Small Cap Growth Fund	U.S. Government Fund
2003	$	$	$
2004	$	$	$
2005*	$	$	$

Class B Shares (paid to CGMI)

For the fiscal years ended December 31:	High Yield Bond Fund	Small Cap Growth Fund	U.S. Government Fund
2003	$	$	$
2004	$	$	$
2005*	$	$	$

Class C Shares (paid to CGMI)**

For the fiscal years ended December 31:	High Yield Bond Fund	Small Cap Growth Fund	U.S. Government Fund
2003	$	$	$
2004	$	$	$
2005*	$	$	$

*	Includes sales charges for LMIS for the period December 1, 2005 through December 31, 2005.
**	Effective April 29, 2004, Class 2 shares were renamed Class C shares.

When the investor makes payment before the settlement date, unless otherwise noted by the investor, the payment will be held as a free credit balance in the investor’s brokerage account, and CGMI may benefit from the temporary use of the funds. The Board has been advised of the benefits to CGMI resulting from these settlement procedures and will take such benefits into consideration when reviewing the Management and Distribution Agreements for continuance.

Distribution Arrangements

The Company has adopted amended shareholder services and distribution plans (the “Distribution Plans”) pursuant to Rule 12b-1 under the 1940 Act with respect to the Class A, B, C, FI and R shares, as applicable. The only classes of shares offered for sale through PFS are Class A and B shares of Small Cap Growth Fund. Under the applicable Distribution Plan, each fund pays service and/or distribution fees to each of LMIS, CGMI and PFS, as applicable, for the services they provide and expenses they bear with respect to the distribution of the shares and providing services to shareholders. The co-distributors will provide the Board with periodic reports of amounts expended under the Distribution Plans and the purposes for which such expenditures were made. Each fund pays service and/or distribution fees accrued daily and payable monthly, calculated at annual rates of a fund’s average daily net assets as follows:

Fund	Service Fee As a Percentage of Net Assets	Distribution Fee As a Percentage of Daily Net Assets
High Yield Bond Fund
Class A	0.25%	N/A
Class B	0.25%	0.75%
Class C	0.25%	0.50%
Small Cap Growth Fund
Class A	0.25%	N/A
Class B	0.25%	0.75%
Class C	0.25%	0.75%
Class FI	0.25%	N/A
Class R	0.25%	0.25%
U.S. Government Fund
Class A	0.25%	N/A
Class B	0.25%	0.25%
Class C	0.25%	0.50%

Prior to December 1, 2005, each fund paid service and distribution fees directly to CGMI under separate Distribution Plans with respect to shares sold through CGMI.

Under their terms, the Distribution Plans continue from year to year, provided such continuance is approved annually by vote of the Board, including a majority of the Independent Directors who have no direct or indirect financial interest in the operation of the Distribution Plans. The Distribution Plans may not be amended to increase the amount to be spent for the services provided by a distributor without shareholder approval, and all amendments of the Distribution Plans must be approved by the Directors in the manner described above. The Distribution Plans may be terminated with respect to a class at any time, without penalty, by vote of a majority of the Independent Directors or, with respect to any fund, by vote of a majority of the outstanding voting securities of the fund (as defined in the 1940 Act).

The service fees are used for servicing shareholder accounts, including payments by LMIS and CGMI to selected securities dealers. The distribution fees are paid to LMIS and CGMI to compensate for activities primarily intended to result in the sale of Class B and Class C shares, including payment to selected securities dealers.

The expenses incurred in connection with these activities include: costs of printing and distributing the funds’ Prospectus, SAI and sales literature to prospective investors; an allocation of overhead and other distribution-related expenses; payments to and expenses of other persons who provide support services in connection with the distribution of the shares; any other costs and expenses relating to distribution or sales support activities; compensation for LMIS’s initial expense of paying investment representatives or introducing brokers a commission upon the sale of the funds’ shares; and accruals for interest on the amount of the foregoing expenses that exceed the amount of the distribution fee and the deferred sales charge. Under the Plans, LMIS and CGMI may retain all or a portion of the service and distribution fees. The payments to Financial Consultants may include a commission paid at the time of sale and a continuing fee based upon the value of the average daily net assets of the applicable class of shares that remain invested in a fund with respect to accounts that dealers continue to service.

Service Fees and Distribution Fees

The following service and distribution fees were incurred pursuant to the Distribution Plan during the fiscal years indicated:

	For the Fiscal year Ended December 31:
Fund	2003	2004	2005
High Yield Bond Fund
Class A	$1,778,293	$3,331,287	$3,727,072
Class B	$2,381,046	$2,003,793	$1,581,982
Class C	$1,847,153	$2,188,338	$1,903,288
Small Cap Growth Fund
Class A	$481,030	$688,240	$831,032
Class B	$403,724	$349,861	$294,426
Class C	$390,596	$533,841	$553,642
U.S. Government Fund
Class A	$145,612	$104,078	$112,660
Class B	$479,307	$265,340	$141,780
Class C	$375,308	$310,714	$326,960

As Class FI and R shares are newly offered as of the date of this SAI, no fees were paid under the Distribution Plan with respect to those share classes for Small Cap Growth Fund for the periods shown above.

CGMI incurred distribution expenses for advertising, printing and mailing prospectuses, support services and overhead expenses, and for accruals for interest on the excess of CGMI expenses incurred in the distribution of the fund’s shares over the sum of the distribution fees and deferred sales charge received by CGMI are expressed in the following table for the fiscal year ended December 31, 2005:

	Compensation Paid by CGMI and Affiliates to Selected Dealers(1)	Compensation Paid by CGMI and Affiliates to Sales Personnel	Amount Spent by CGMI and Affiliates on Advertising	Amount Spent by CGMI and Affiliates on Printing and Mailing of Prospectus	Total Amount of Expenses Incurred by CGMI and Affiliates in Connection with Distribution of the Funds(2)
High Yield Bond Fund
Class A	$3,776,762	$478,020	$0	$0	$4,254,782
Class B	$1,583,269	$49,247	$75,927	$949	$1,709,392
Class C	$726,542	$244,836	$618,228	$17	$1,589,623
Small Cap Growth Fund
Class A	$652,178	$319,435	$0	$0	$971,613
Class B	$292,572	$20,604	$14,002	$0	$327,178
Class C	$182,201	$43,407	$76,745	$0	$302,353
U.S. Government Fund
Class A	$76,140	$125,824	$0	$0	$201,964
Class B	$143,232	$29,392	$8,080	$0	$180,704
Class C	$204,862	$75,528	$134,292	$0	$414,699

(1)	Includes “Miscellaneous Expenses” meaning allocable overhead, travel and communications expenses.
(2)	The total expense amounts set out in this column are calculated as the sum of the amounts spent by CGMI and its affiliates that are disclosed in the four preceding columns. These amounts are paid out of revenue received by the distributors under each Plan, as well as out of other revenue received by SBAM and its affiliates.

LMIS incurred distribution expenses for advertising, printing and mailing prospectuses, support services and overhead expenses, and for accruals for interest on the excess of LMIS expenses incurred in the distribution of the fund’s shares over the sum of the distribution fees and deferred sales charge received by LMIS are expressed in the following table for the period December 1, 2005 through December 31, 2005:

	Compensation Paid by LMIS and Affiliates to Selected Dealers(1)	Compensation Paid by LMIS and Affiliates to Sales Personnel	Amount Spent by LMIS and Affiliates on Advertising	Amount Spent by LMIS and Affiliates on Printing and Mailing of Prospectus	Total Amount of Expenses Incurred by LMIS and Affiliates in Connection with Distribution of the Funds(2)
High Yield Bond Fund
Class A	$0	$0	$0	$0	$0
Class B	$93,923	$0	$6,765	$86	$100,774
Class C	$0	$0	$53,243	$2	$53,245
Small Cap Growth Fund
Class A	$0	$0	$0	$0	$0
Class B	$18,660	$0	$949	$0	$19,609
Class C	$0	$0	$10,119	$0	$10,119
U.S. Government Fund
Class A	$0	$0	$0	$0	$0
Class B	$8,641	$0	$450	$0	$9,091
Class C	$0	$0	$14,198	$2	$14,200

(1)	Includes “Miscellaneous Expenses” meaning allocable overhead, travel and communications expenses.
(2)	The total expense amounts set out in this column are calculated as the sum of the amounts spent by CGMI and its affiliates that are disclosed in the four preceding columns. These amounts are paid out of revenue received by the distributors under each Plan, as well as out of other revenue received by SBAM and its affiliates.

PORTFOLIO TRANSACTIONS

Subject to policies as may be established by the Board from time to time, each fund’s subadviser is primarily responsible for the fund’s portfolio decisions and the placing of the fund’s portfolio transactions.

Transactions on stock exchanges involve the payment of negotiated brokerage commissions. There is generally no stated commission in the case of securities traded in the over-the-counter market, but the price of those securities includes an undisclosed commission or mark-up. Over-the-counter purchases and sales are transacted directly with principal market makers except where it is believed that better prices and executions may be obtained elsewhere. The cost of securities purchased from underwriters includes an underwriting commission or concession, and the prices at which securities are purchased from and sold to dealers include a dealer’s mark-up or mark-down. The purchase by a fund of participations or assignments may be pursuant to privately negotiated transactions pursuant to which a fund may be required to pay fees to the seller or forego a portion of payments in respect of the participation agreement. The aggregate brokerage commissions paid by each fund for its three most recent fiscal years is set forth below under “Aggregate Brokerage Commissions Paid.”

Pursuant to its Management Agreement and the Sub-Advisory Agreements, the manager and each applicable subadvisers is authorized to place orders pursuant to its investment determinations for a fund either directly with the issuer or with any broker or dealer, foreign currency dealer, futures commission merchant or others selected by it. The general policy of the manager and each subadviser in selecting brokers and dealers is to obtain the best results achievable in the context of a number of factors which are considered both in relation to individual trades and broader trading patterns, including the reliability of the broker-dealer, the competitiveness of the price and the commission, the research services received and whether the broker-dealer commits its own capital. In connection with the manager’s or subadvisers’, as applicable, monitoring of its portfolio transactions for compliance with its policies, the manager and each subadviser utilize both an internal committee and a third party service provider.

In connection with the selection of such brokers or dealers and the placing of such orders, subject to applicable law, brokers or dealers may be selected who also provide brokerage and research services (as those terms are defined in Section 28(e) of the Securities Exchange Act of 1934) to the funds and/or the other accounts over which the manager, a subadvisers or its affiliates exercise investment discretion. The manager and the subadviser are authorized to pay a broker or dealer who provides such brokerage and research services a commission for executing a portfolio transaction for a fund which is in excess of the amount of commission another broker or dealer would have charged for effecting that transaction if the manager or subadviser, as applicable, determines in good faith that such amount of commission is reasonable in relation to the value of the brokerage and research services provided by such broker or dealer. This determination may be viewed in terms of either that particular transaction or the overall responsibilities that the manager or the subadviser, as applicable, and its affiliates have with respect to accounts over which they exercise investment discretion. The manager or subadviser may also have arrangements with brokers pursuant to which such brokers provide research services to the manager or subadviser, as applicable, in exchange for a certain volume of brokerage transactions to be executed by such brokers. While the payment of higher commissions increases a fund’s costs, neither the manager or any subadviser believes that the receipt of such brokerage and research services significantly reduces its expenses. Arrangements for the receipt of research services from brokers may create conflicts of interest.

Research services furnished to the manager or subadviser by brokers who effect securities transactions for a fund may be used by the manager or subadviser, as applicable, in servicing other investment companies and accounts which it manages. Similarly, research services furnished to the manager or subadviser by brokers who effect securities transactions for other investment companies and accounts which the manager or subadviser manages may be used by the manager or subadviser, as applicable, in servicing a fund. Not all of these research services are used by the manager of subadviser in managing any particular account, including the funds.

During the fiscal year ended December 31, 2005, the funds directed the following amounts of transactions for research and paid the following amounts in commissions:

Fund	Total Dollar Amount of Brokerage Transactions Related to Research Services	Total Dollar Amount of Brokerage Commissions Paid on Transactions Related to Research Services
High Yield Bond Fund	$0	$0
Small Cap Growth Fund	$1,038,144,934	$32,035
U.S. Government Fund	$0	$0

Each fund contemplates that, consistent with the policy of obtaining the best net results, brokerage transactions may be conducted through “affiliated broker/dealers,” as defined in the 1940 Act. The Board has adopted procedures in accordance with Rule 17e-1 promulgated under the 1940 Act to ensure that all brokerage commissions paid to such affiliates are reasonable and fair in the context of the market in which such affiliates operate. Any such compensation will be paid in accordance with applicable SEC regulations. Effective December 1, 2005, CGMI is no longer an affiliated person of the funds under the 1940 Act. As a result, each fund will be permitted to execute portfolio transactions with CGMI or an affiliate of CGMI as agent (but not as principal) without being subject to the restrictions applicable to transactions with affiliated persons.

Aggregate Brokerage Commissions Paid

For the fiscal years ended December 31, 2003, 2004 and 2005, the funds paid aggregate brokerage commissions and brokerage commissions to CGMI as set out below:

Fund	Aggregate Broker Commissions Paid	Amount of Brokerage Commission Paid by the Fund to CGMI
High Yield Bond Fund
Year Ended December 31, 2003	$5,674	$0
Year Ended December 31, 2004	$0	$0
Year Ended December 31, 2005	$5	$0
Small Cap Growth Fund
Year Ended December 31, 2003	$1,877,569	$0
Year Ended December 31, 2004	$2,457,147	$900
Year Ended December 31, 2005	$2,629,994	$0
U.S. Government Fund
Year Ended December 31, 2003	$18,143	$0
Year Ended December 31, 2004	$0	$0
Year Ended December 31, 2005	$0	$0

As of December 1, 2005, LMIS became an affiliated person of the funds under the 1940 Act. For the period December 1, 2005 though December 31, 2005, the funds did not pay any brokerage commissions to LMIS or its affiliates.

In certain instances there may be securities that are suitable as an investment for a fund as well as for one or more of the subadviser’s other clients. Investment decisions for each fund and for the manager’s or subadviser’s other clients are made with a view to achieving their respective investment objectives. It may develop that a particular security is bought or sold for only one client even though it might be held by, or bought or sold for, other clients. Likewise, a particular security may be bought for one or more clients when one or more clients are selling the same security. Some simultaneous transactions are inevitable when several clients receive investment advice from the same investment adviser, particularly when the same security is suitable for the investment objectives of more than one client. When two or more clients are simultaneously engaged in the purchase or sale of the same security, the securities are allocated among clients in a manner believed to be equitable to each. It is recognized that in some cases this system could adversely affect the price of or the size of the position obtainable in a security for a fund. When purchases or sales of the same security for a fund and for other portfolios managed by the manager or subadviser, as applicable, occur contemporaneously, the purchase or sale orders may be aggregated in order to obtain any price advantages available to large volume purchases or sales.

For reporting purposes, a fund’s portfolio turnover rate is calculated by dividing the lesser of purchases or sales of portfolio securities for the fiscal year by the monthly average of the value of the portfolio securities owned by the fund during the fiscal year. In determining such portfolio turnover, all securities whose maturities at the time of acquisition were one year or less are excluded. A 100% portfolio turnover rate would occur, for example, if all of the securities in the fund’s investment portfolio (other than short-term money market securities) were replaced once during the fiscal year. Portfolio turnover will not be a limiting factor should the subadviser deem it advisable to purchase or sell securities.

Increased portfolio turnover necessarily results in correspondingly greater transaction costs which must be paid by the fund. To the extent portfolio trading results in realization of net short-term capital gains, shareholders will be taxed on such gains at ordinary tax rates (except shareholders who invest through individual retirement accounts (“IRAs”) and other retirement plans which are not taxed currently on accumulations in their accounts).

For the fiscal years ended December 31, 2004 and 2005 the portfolio turnover rates were as follows:

	For the Fiscal Year Ended December 31:
Fund	2004	2005
High Yield Bond Fund	54%	64%
Small Cap Growth Fund	130%	113%
U.S. Government Fund	83%	64	%(1)

(1)	Excluding mortgage dollar roll transactions. If mortgage dollar roll transactions had been included, the portfolio turnover rate would have been 585%.

As of July 31, 2006, the funds did not own any securities issued by a regular broker-dealer.

PURCHASE OF SHARES

General

Investors may purchase shares from a Service Agent. In addition, certain investors, including retirement plans purchasing through certain Service Agents, may purchase shares directly from the fund. When purchasing shares of the fund, investors must specify whether the purchase is for Class A, B, C, FI, R and I*, as applicable. Service Agents may charge their customers an annual account maintenance fee in connection with a brokerage account through which an investor purchases or holds shares. Accounts held directly at the transfer agent are not subject to a maintenance fee.

For additional information regarding applicable investment minimums and eligibility requirements, please see the funds’ prospectuses.

There are no minimum investment requirements for Class A shares for: (i) current and retired board members of Legg Mason, Inc., (ii) current and retired board members of any fund advised by LMPFA (such board members, together with board members of Legg Mason, Inc., are referred to herein as “Board Members”), (iii) current employees of Legg Mason, Inc. and its subsidiaries, as well as (iv) by the “immediate families” of such persons (“immediate families” are such person’s spouse, including the surviving spouse of a deceased Board Member, and children under the age of 21) and (v) by a pension, profit-sharing or other benefit plan for the benefit of such persons. Each fund reserves the right to waive or change minimums, to decline any order to purchase its shares and to suspend the offering of shares from time to time. Shares purchased will be held in the shareholder’s account by the transfer agent.

Share certificates will no longer be issued. If you currently hold shares of a fund, such certificates will continue to be honored.

Purchase orders received by a fund or a Service Agent prior to the close of regular trading on The New York Stock Exchange (“NYSE”), on any day the fund calculates its net asset value, are priced according to the net asset value determined on that day (the “trade date”). Orders received by a Service Agent prior to the close of regular trading on the NYSE on any day the fund calculates its net asset value are priced according to the net asset value determined on that day, provided the order is received by the fund or the fund’s agent prior to its close of business. For shares purchased through CGMI or a Service Agent purchasing through CGMI, payment for shares of the fund is normally due on the third business day after the trade date. In all other cases, payment must be made with the purchase order.

*	Effective November 20, 2006, the Class Y shares for High Yield Bond Fund were converted into O shares, and Class O shares were renamed Class I shares. Effective November 20, 2006, the Class O shares for Small Cap Growth Fund were converted into Y shares, and Class Y shares were renamed Class I shares. Effective November 20, 2006, Class O shares for U.S. Government Fund were renamed Class I shares.

Systematic Investment Plan.    Shareholders may make additions to their accounts at any time by purchasing shares through a service known as the Systematic Investment Plan. Under the Systematic Investment Plan, a distributor, the transfer agent or Primerica Shareholder Services is authorized through preauthorized transfers of at least $25 monthly, quarterly, every alternate month, semi-annual or annual basis, to charge the shareholder’s account held with a bank or other financial institution as indicated by the shareholder, to provide for systematic additions to the shareholder’s fund account. A shareholder who has insufficient funds to complete the transfer will be charged a fee of up to $25 by a distributor or the transfer agent (up to $30 for PFS accounts). The Systematic Investment Plan authorizes a distributor to apply cash held in the shareholder’s brokerage account or redeem the shareholder’s shares of a Smith Barney money market fund to make additions to the account. Additional information is available from the Company or a Service Agent.

Sales Charge Alternatives

The following Classes of shares are available for purchase. See the prospectuses for a discussion of who is eligible to purchase certain classes and of factors to consider in selecting which Class of shares to purchase.

Class A Shares.    On and after November 20, 2006, Class A shares are sold to investors at the public offering price, which is the net asset value plus an initial sales charge as follows:

Amount of investment	Sales charge as % of offering price	Sales charge as % of net amount	Broker/Dealer Commission as a % of offering price
Less than $25,000	5.75	6.10	5.00
$25,000 but less than $50,000	5.00	5.26	4.25
$50,000 but less than $100,000	4.50	4.71	3.75
$100,000 but less than $250,000	3.50	3.63	2.75
$250,000 but less than $500,000	2.50	2.56	2.00
$500,000 but less than $750,000	2.00	2.04	1.60
$750,000 but less than $1 million	1.50	1.52	1.20
$1 million or more*	0	0	up to 1.00

*	A distributor may pay a commission of up to 1.00% to a Service Agent for purchase amounts of $1 million or more. In such cases, starting in the thirteenth month after purchase, the Service Agent will also receive an annual fee of up to 0.25% of the average daily net assets represented by the Class A shares held by its clients. Prior to the thirteenth month, the distributor will retain this fee. Where the Service Agent does not receive the payment of this commission, the Service Agent will instead receive the annual fee starting immediately after purchase. In certain cases, the Service Agent may receive both a payment of the commission and the annual fee starting immediately after purchase. As of November 20, 2006, the commission of up to 1.00% will no longer be paid to Service Agents for purchases by retirement plans with an omnibus relationship with the fund. However, for certain retirement plans that are permitted to purchase shares at net asset value on or after this date, the Service Agent will remain eligible to receive commissions on additional Class A shares that are purchased. Please contact your Service Agent for more information.

Members of the selling group may receive a portion of the sales charge as described above and may be deemed to be underwriters of the fund as defined in the 1933 Act. The reduced sales charges shown above apply to the aggregate of purchases of Class A shares of the fund made at one time by “any person,” which includes an individual and his or her spouse and children under the age of 21, or a trustee or other fiduciary of a single trust estate or single fiduciary account. For additional information regarding sales charge reductions, see “Sales Charge Waivers and Reductions” below.

Purchases of Class A shares of $1,000,000 or more will be made at net asset value without any initial sales charge, but will be subject to a deferred sales charge of 1.00% on redemptions made within 12 months of purchase. See “Deferred Sales Charge Provisions” and “Waivers of Deferred Sales Charge.” The deferred sales charge is waived in the same circumstances in which the deferred sales charge applicable to Class B and Class C shares is waived. See “Deferred Sales Charge Provisions” and “Waivers of Deferred Sales Charge” below.

Class B and C Shares.    Class B and C shares are sold without an initial sales charge but are subject to a Deferred Sales Charge payable upon certain redemptions. Class B shares are not currently being offered by U.S. Government Fund, except to holders of other Legg Mason Funds Class B shares who exchange their other Class

B shares for shares of the fund. Class C shares of U.S. Government Fund bought prior to November 20, 2006 will not be subject to a deferred sales charge upon redemption. See “Deferred Sales Charge Provisions” below.

Class I, R and FI Shares.    Class I, R and FI shares are sold at net asset value with no initial sales charge and no deferred sales charge upon redemption.

Sales Charge Waivers and Reductions

Purchases of Class A shares may be made at net asset value (“NAV”) without an initial sales charge in the following circumstances:

(a)  sales to (i) current and retired board members of Legg Mason, Inc., (ii) current and retired board members of any fund advised by LMPFA (such board members, together with board members of Legg Mason, Inc., are referred to herein as “Board Members”), (iii) current employees of Legg Mason, Inc. and its subsidiaries, as well as (iv) by the “immediate families” of such persons (“immediate families” are such person’s spouse, including the surviving spouse of a deceased Board Member, and children under the age of 21) and (v) by a pension, profit-sharing or other benefit plan for the benefit of such persons;

(b)  sales to any employees of Service Agents having dealer, service or other selling agreements with the funds’ distributors or otherwise having an arrangement with any such Service Agent with respect to sales of fund shares, and by the immediate families of such persons or by a pension, profit-sharing or other benefit plan for the benefit of such persons (providing the purchase is made for investment purposes and such securities will not be resold except through redemption or repurchase);

(c)  offers of Class A shares to any other investment company to effect the combination of such company with the fund by merger, acquisition of assets or otherwise;

(d)  purchases by shareholders who have redeemed Class A shares in the fund (or Class A shares of another Legg Mason Partners Fund that is offered with a sales charge) and who wish to reinvest their redemption proceeds in the fund, provided the reinvestment is made within 60 calendar days of the redemption;

(e)  purchases by accounts managed by registered investment advisory subsidiaries of Citigroup;

(f)  purchases by certain separate accounts used to fund unregistered variable annuity contracts; and

(g)  purchases by investors participating in “wrap fee” or asset allocation programs or other fee-based arrangements sponsored by (affiliated and non-affiliated) broker-dealers and other financial institutions that have entered into agreements with CGMI or LMIS.

In order to obtain such discounts, the purchaser must provide sufficient information at the time of purchase to permit verification that the purchase qualifies for the elimination of the sales charge.

All existing retirement plan shareholders who purchased Class A shares at NAV prior to November 20, 2006 are permitted to purchase additional Class A shares at NAV. Certain existing programs for current and prospective retirement plan investors sponsored by financial intermediaries approved by LMIS prior to November 20, 2006 will also remain eligible to purchase Class A shares at NAV.

Accumulation Privilege.    Please see the funds’ prospectuses for information regarding accumulation privileges.

Letter of Intent—helps you take advantage of breakpoints in Class A sales charges. You may purchase Class A shares of Legg Mason Partners funds over a 13-month period and pay the same sales charge, if any, as if all shares had been purchased at once. You have a choice of seven Asset Level Goal amounts, as follows:

(1) $25,000	(5) $ 500,000
(2) $50,000	(6) $ 750,000
(3) $100,000	(7) $1,000,000
(4) $ 250,000

Each time you make a Class A purchase under a Letter of Intent, you will be entitled to the sales charge that is applicable to the amount of your Asset Level Goal. For example, if your Asset Level Goal is $100,000, any Class A investments you make under a Letter of Intent would be subject to the sales charge of the specific fund you are investing in for purchases of $100,000. Sales charges and breakpoints vary among the Legg Mason Partners funds.

When you enter into a Letter of Intent, you agree to purchase in Eligible Accounts over a 13-month period Eligible Fund Purchases in an amount equal to the Asset Level Goal you have selected, less any Eligible Prior Purchases. For this purpose, shares are valued at the public offering price (including any sales charge paid) calculated as of the date of purchase, plus any appreciation in the value of the shares as of the date of calculation, except for Eligible Prior Purchases, which are valued at current value as of the date of calculation. Your commitment will be met if at any time during the 13-month period the value, as so determined, of eligible holdings is at least equal to your Asset Level Goal. All reinvested dividends and distributions on shares acquired under the Letter will be credited towards your Asset Level Goal. You may include any Eligible Fund Purchases towards the Letter, including shares of classes other than Class A shares. However, a Letter of Intent will not entitle you to a reduction in the sales charge payable on any shares other than Class A shares, and if the shares are subject to a deferred sales charge, you will still be subject to that deferred sales charge with respect to those shares. You must make reference to the Letter of Intent each time you make a purchase under the Letter.

Eligible Fund Purchases.    Generally, any shares of a Legg Mason Partners fund may be credited towards your Asset Level Goal. Shares of Smith Barney money market funds except for money market fund shares acquired by exchange from other Legg Mason Partners funds), Smith Barney S&P 500 Index Fund and Class O shares of Legg Mason Partners Equity Fund, Inc. are not eligible.

This list may change from time to time. Investors should check with their financial professional to see which funds may be eligible.

Eligible Accounts.    Purchases may be made through any account in your name, or in the name of your spouse or your children under the age of 21. You may need to provide certain records, such as account statements, in order to verify your eligibility for reduced sales charges. If you are purchasing directly through PFPC, accounts held with other financial professionals are generally eligible, but you will be required to provide certain documentation, such as account statements, in order to include those assets. If you are purchasing through a financial professional, you should check with that financial professional to see which accounts may be combined.

Eligible Prior Purchases.    You may also credit towards your Asset Level Goal any Eligible Fund Purchases made in Eligible Accounts at any time prior to entering into the Letter of Intent that have not been sold or redeemed, based on the current price of those shares as of the date of calculation.

Backdating Letter.    You may establish a date for a Letter of Intent that is up to ninety (90) calendar days prior to the date you enter into the Letter. Any Eligible Fund Purchases in Eligible Accounts made during that period will count towards your Goal and will also be eligible for the lower sales charge applicable to your Asset Level Goal. You will be credited by way of additional shares at the current offering price for the difference between (a) the aggregate sales charges actually paid for those eligible shares and (b) the aggregate applicable sales charges for your Asset Level Goal.

Increasing the Amount of the Letter.    You may at any time increase your Asset Level Goal. You must however contact your financial professional, or if you purchase your shares directly through PFPC, contact PFPC, prior to making any purchases in an amount in excess of your current Asset Level Goal. Upon such an increase, you will be credited by way of additional shares at the then current offering price for the difference between: (a) the aggregate sales charges actually paid for shares already purchased under the Letter and (b) the aggregate applicable sales charges for the increased Asset Level Goal. The 13-month period during which the Asset Level Goal must be achieved will remain unchanged.

Sales and Exchanges.    Shares acquired pursuant to a Letter of Intent, other than Escrowed Shares as defined below, may be redeemed or exchanged at any time, although any shares that are redeemed prior to meeting your Asset Level Goal will no longer count towards meeting your Goal. However, complete liquidation of purchases made under a Letter of Intent prior to meeting the Asset Level Goal will result in the cancellation of the Letter. See “Failure to Meet Asset Level Goal” below. Exchanges in accordance with a fund’s prospectus are permitted, and shares so exchanged will continue to count towards your Asset Level Goal, as long as the exchange results in an Eligible Fund Purchase.

Cancellation of Letter.    You may cancel a Letter of Intent by notifying your financial professional in writing, or if you purchase your shares directly through PFPC, by notifying PFPC in writing. The Letter will be automatically cancelled if all shares are sold or redeemed as set forth above. See “Failure to Meet Asset Level Goal” below.

Escrowed Shares.    Shares equal in value to five percent (5%) of your Asset Level Goal as of the date of your Letter (or the date of any increase in the amount of the Letter) is accepted, will be held in escrow during the term of your Letter. The Escrowed Shares will be included in the total shares owned as reflected in your account statement and any dividends and capital gains distributions applicable to the Escrowed Shares will be credited to your account and counted towards your Asset Level Goal or paid in cash upon request. The Escrowed Shares will be released from escrow if all the terms of your Letter are met.

Failure to Meet Asset Level Goal.    If the total assets under your Letter of Intent within its 13-month term are less than your Asset Level Goal or you elect to liquidate all of your holdings or cancel the Letter before reaching your Asset Level Goal, you will be liable for the difference between: (a) the sales charge actually paid and; (b) the sales charge that would have applied if you had not entered into the Letter. You may, however, be entitled to any breakpoints that would have been available to you under the accumulation privilege. An appropriate number of shares in your account will be redeemed to realize the amount due. For these purposes, by entering into a Letter of Intent, you irrevocably appoint your financial professional, or if you purchase your shares directly through PFPC, PFPC, as your attorney-in-fact for the purposes of holding the Escrowed Shares and surrendering shares in your account for redemption. If there are insufficient assets in your account, you will be liable for the difference. Any Escrowed Shares remaining after such redemption will be released to your account.

Deferred Sales Charge Provisions

“Deferred sales charge shares” are: (a) Class B shares; (b) Class C shares; and (c) Class A shares that were purchased without an initial sales charge but are subject to a Deferred Sales Charge. Deferred Sales Charge may be imposed on certain redemptions of these shares.

Any applicable deferred sales charge will be assessed on the net asset value at the time of purchase or redemption, whichever is less.

Class C shares and Class A shares that are deferred sales charge shares are subject to a 1.00% deferred sales charge if redeemed within 12 months of purchase. In circumstances in which the deferred sales charge is imposed on Class B shares, the amount of the charge will depend on the number of years since the shareholder made the purchase payment from which the amount is being redeemed. Solely for purposes of determining the number of years since a purchase payment, all purchase payments made during a month will be aggregated and deemed to have been made on the last day of the preceding statement month. The following table sets forth the rates of the charge for redemptions of Class B shares by shareholders of Small Cap Growth Fund.

Year Since Purchase Payment Was Made	Deferred Sales Charge
First	5.00%
Second	4.00
Third	3.00
Fourth	2.00
Fifth	1.00
Sixth and thereafter	0.00

The following table sets forth the rates of the charge for redemptions of Class B shares by shareholders of High Yield Bond Fund and U.S. Government Fund.

Year Since Purchase Payment Was Made	Deferred Sales Charge
First	4.50%
Second	4.00
Third	3.00
Fourth	2.00
Fifth	1.00
Sixth and thereafter	0.00

Class B shares will convert automatically to Class A shares approximately 8 years after the date on which they were purchased and thereafter will no longer be subject to any distribution fees. (Class B shares purchased prior to November 20, 2006, however, will continue to automatically convert into Class A shares after 7 years.) There will also be converted at that time such proportion of Class B Dividend Shares (Class B shares that were acquired through the reinvestment of dividends and distributions) owned by the shareholders as the total number of his or her Class B shares converting at the time bears to the total number of outstanding Class B shares (other than Class B Dividend Shares) owned by the shareholder.

In determining the applicability of any Deferred Sales Charge, it will be assumed that a redemption is made first of shares representing capital appreciation, next of shares representing the reinvestment of dividends and capital gain distributions, next of shares that are not subject to the deferred sales charge and finally of other shares held by the shareholder for the longest period of time. The length of time that Deferred Sales Charge Shares acquired through an exchange have been held will be calculated from the date that the shares exchanged were initially acquired in one of the other Legg Mason Partners funds. For federal income tax purposes, the amount of the deferred sales charge will reduce the gain or increase the loss, as the case may be, on the amount realized on redemption. Each fund’s distributors receive deferred sales charges in partial consideration for the expenses in selling shares.

Waivers of Deferred Sales Charge

The deferred sales charge will be waived on: (a) exchanges (see “Exchange Privilege”); (b) automatic cash withdrawals in amounts equal to or less than 12.00% annually or 2.00% monthly of the shareholder’s account balance at the time the withdrawals commence (see “Automatic Cash Withdrawal Plan”); (c) redemptions of shares within 12 months following the death or disability (as defined by the Code) of the shareholder; (d) mandatory post-retirement distributions from retirement plans or IRAs commencing on or after attainment of age 70 1/2 (except that shareholders who purchase shares subject to a deferred sales charge prior to the date of implementation of this new policy will be “grandfathered” and will be eligible to obtain the waiver at age 59 1/2 by demonstrating such eligibility at the time of redemption); (e) involuntary redemptions; (f) redemptions of shares to effect a combination of the fund with any investment company by merger, acquisition of assets or otherwise; (g) tax-free returns of an excess contribution to any retirement plan; and (h) certain redemptions of shares of a fund in connection with lump-sum or other distributions made by eligible retirement plans or redemption of shares by participants in certain “wrap fee” or asset allocation programs sponsored by broker-dealers and other financial institutions that have entered into agreements with a distributor or the manager.

As of November 20, 2006, the deferred sales charge will be waived on new Class C shares purchased by retirement plan omnibus accounts held on the books of a fund.

A shareholder who has redeemed shares from other Legg Mason Partners funds may, under certain circumstances, reinvest all or part of the redemption proceeds within 60 days and receive pro rata credit for any deferred sales charge imposed on the prior redemption.

Deferred sales charge waivers will be granted subject to confirmation by a distributor or the transfer agent of the shareholder’s status or holdings, as the case may be.

PFS Accounts

Small Cap Growth Fund offers two Classes of shares to investors purchasing shares through PFS: Class A shares and Class B shares.

Initial purchases of shares of Small Cap Growth Fund must be made through a PFS Registered Representative by completing the application. The completed application should be forwarded to Primerica Shareholder Services, c/o PFPC Inc., P.O. Box 9662, Providence, Rhode Island 02940. Checks drawn on foreign banks must be payable in U.S. dollars and have the routing number of the U.S. bank encoded on the check. Additional investments must be sent directly to PFPC. In processing applications and investments, the transfer agent acts as agent for the investor and for PFS in accordance with the terms of the prospectuses. If the transfer agent ceases to act as such, a successor company named by the fund will act in the same capacity so long as the account remains open. Shares purchased will be held in the shareholder’s account by PFPC. A shareholder that has insufficient funds to complete any purchase may be charged a fee of up to $30 per returned purchase check by Primerica Shareholder Services.

Purchase orders received by the transfer agent or Primerica Shareholder Services prior to the close of regular trading on the NYSE on any day the fund calculates its net asset value are priced according to the net asset value determined on that day.

Initial purchases of fund shares may be made by wire. The minimum investment that can be made by wire is $10,000. Before sending the wire, the PFS Registered Representative must contact Primerica Shareholder Services at (800) 665-8677 to obtain proper wire instructions. Once an account is open, a shareholder may make additional investments by wire. The shareholder should contact Primerica Shareholder Services at (800) 544-5445 to obtain proper wire instructions.

Shareholders who establish telephone transaction authority on their account and supply bank account information may make additions to their accounts at any time. Shareholders should contact Primerica Shareholder Services at (800) 544-5445 between 8:00 a.m. and 8:00 p.m. eastern time any day that the NYSE is open. If a shareholder does not wish to allow telephone subsequent investments by any person in his account, he should decline the telephone transaction option on the account application. The minimum telephone subsequent investment is $250 and can be up to a maximum of $10,000. By requesting a subsequent purchase by telephone, a shareholder authorizes Primerica Shareholder Services to transfer funds from the bank account provided for the amount of the purchase. Subsequent investments by telephone may not be available if the shareholder cannot reach Primerica Shareholder Services because all telephone lines are busy or for any other reason; in such case, a shareholder would have to use the fund’s regular subsequent investment procedure described above.

An account transcript is available at a shareholder’s request, which identifies every financial transaction in an account since it has opened. Additional copies of tax forms are available at the shareholder’s request.

Additional information regarding Primerica Shareholder Services may be obtained by contacting the Client Services Department at (800) 544-5445.

Determination of Public Offering Price

Each fund offers its shares to the public on a continuous basis. The public offering price for each class of shares of a fund, as applicable, is equal to the net asset value per share at the time of purchase, plus the initial sales charge applicable to Class A shares. A deferred sales charge, however, is imposed on certain redemptions of Class A, B and C shares.

Set forth below is an example of the method of computing the offering price of the Class A shares of:

High Yield Bond Fund
Class A ($ plus 4.25% of net asset value per share)	$

Small Cap Growth Fund
Class A ($ plus 5.75% of net asset value per share)	$

U.S. Government Fund
Class A ($ plus 4.25% of net asset value per share)	$

REDEMPTION OF SHARES

The right of redemption may be suspended or the date of payment postponed (a) for any period during which the NYSE is closed (other than for customary weekend and holiday closings), (b) when trading in markets a fund normally utilizes is restricted, or an emergency exists, as determined by the SECs, so that disposal of the fund’s investments or determination of net asset value is not reasonably practicable or (c) for any other periods as the SEC by order may permit for the protection of the fund’s shareholders.

If the shares to be redeemed were issued in certificate form, the certificates must be endorsed for transfer (or be accompanied by an endorsed stock power) and must be submitted to the transfer agent together with the redemption request. Any signature appearing on a share certificate, stock power or written redemption request in excess of $50,000 must be guaranteed by an eligible guarantor institution such as a domestic bank, savings and loan institution, domestic credit union, member bank of the Federal Reserve System or member firm of a national securities exchange. Written redemption requests of $50,000 or less do not require a signature guarantee unless more than one such redemption request is made in any 10-day period. Redemption proceeds will be mailed to an investor’s address of record. The transfer agent may require additional supporting documents for redemptions made by corporations, executors, administrators, trustees or guardians. A redemption request will not be deemed properly received until the transfer agent receives all required documents in proper form.

If a shareholder holds shares in more than one Class, any request for redemption must specify the Class being redeemed. In the event of a failure to specify which Class, or if the investor owns fewer shares of the Class than specified, the redemption request will be delayed until the transfer agent receives further instructions. The redemption proceeds will be remitted on or before the seventh business day following receipt of proper tender, except on any days on which the NYSE is closed or as permitted under the 1940 Act, in extraordinary circumstances. Redemption proceeds for shares purchased by check, other than a certified or official bank check, will be remitted upon clearance of the check, which may take up to ten days. Each Service Agent is responsible for transmitting promptly orders for its customers.

The Service Agent may charge you a fee for executing your order. The amount and applicability of such a fee is determined and disclosed to its customers by each Service Agent.

The funds no longer issue share certificates. Outstanding share certificates will continue to be honored. If you hold share certificates, it will take longer to exchange or redeem shares.

PFS Accounts

Shareholders of Small Cap Growth Fund may redeem for cash some or all of their shares of the fund at any time by sending a written request in proper form directly to Primerica Shareholder Services, c/o PFPC at P.O. Box 9662, Providence, Rhode Island 02940. If you should have any questions concerning how to redeem your account after reviewing the information below, please contact Primerica Shareholder Services at (800) 544-5445, Spanish-speaking representatives (800) 544-7278 or TDD Line for the Hearing Impaired (800) 824-1721.

All persons in whose names the shares are registered must sign the request for redemption. Signatures must conform exactly to the account registration. If the proceeds of the redemption exceed $50,000, if the proceeds are not paid to the record owner(s) at the record address, if the shareholder(s) has had an address change within 30 days or less of the shareholder’s redemption request, or if the shareholder(s) is a corporation, sole proprietor, partnership, trust or fiduciary, signature(s) must be guaranteed by one of the following: a bank or trust company; a broker-dealer; a credit union; a national securities exchange, registered securities association or clearing agency; a savings and loan association; or a federal savings bank.

Generally, a properly completed redemption form with any required signature guarantee is all that is required for a redemption. In some cases, however, other documents may be necessary. For example, in the case of shareholders holding certificates, the certificates for the shares being redeemed must accompany the redemption request. Additional documentary evidence of authority is also required by Primerica Shareholder Services in the event redemption is requested by a corporation, partnership, trust, fiduciary, executor or administrator. Additionally, if a shareholder requests a redemption from a retirement plan account (IRA or SEP), such request must state whether or not federal income tax is to be withheld from the proceeds of the redemption check. Redemption from a 403(b)(7) account requires completion of a special form. Please call Primerica Shareholder Services at (800) 544-5445 between 8:00 a.m. and 8:00 p.m. Eastern time to obtain the proper forms.

A shareholder may utilize Primerica Shareholder Services Telephone Redemption service to redeem his or her account as long as he or she has authorized the telephone redemption option. If a shareholder does not wish to allow telephone redemptions by any person in his account, he should decline the telephone transaction option on the account application. The telephone redemption option can be used only if: (a) the redemption proceeds are to be mailed to the address of record and there has been no change of address of record within the preceding 30 days; (b) the shares to be redeemed are not in certificate form; (c); the person requesting the redemption can provide proper identification information; and (d) the proceeds of the redemption do not exceed $50,000. 403(b)(7) accounts and accounts not registered in the name of individual(s) are not eligible for the telephone redemption option. Telephone redemption requests can be made by contacting Primerica Shareholder Services at (800) 544-5445 between 8:00 a.m. and 8:00 p.m. Eastern time any day that the NYSE is open. Telephone redemption may not be available if the shareholder cannot reach Primerica Shareholder Services whether because all telephone lines are busy or for any other reason; in such case, a shareholder would have to use the fund’s regular redemption procedure described above.

Redemption proceeds can be sent by check to the address of record, by wire transfer to a bank account designated on the application or to a bank account designated on the application via the Automated Clearinghouse (ACH). PFPC will process and mail a shareholder’s redemption check usually within two to three business days after receiving the redemption request in good order.

Automatic Cash Withdrawal Plan

An automatic cash withdrawal plan (the “Withdrawal Plan”) is available to shareholders as described in the prospectuses. To the extent that withdrawals under the Withdrawal Plan exceed dividends, distributions and appreciation of a shareholder’s investment in a fund, continued withdrawal payments will reduce the shareholder’s investment, and may ultimately exhaust it. Withdrawal payments should not be considered as income from investment in the fund. Furthermore, as it generally would not be advantageous to a shareholder to make additional investments in the fund at the same time that he or she is participating in the Withdrawal Plan, purchases by such shareholders in amounts of less than $5,000 ordinarily will not be permitted. The Withdrawal Plan will be carried over on exchanges between Classes of a fund.

Shareholders of a fund who wish to participate in the Withdrawal Plan and who hold their shares of the fund in certificate form must deposit their share certificates with the transfer agent as agent for Withdrawal Plan members. All dividends and distributions on shares in the Withdrawal Plan are automatically reinvested at net asset value in additional shares of the fund involved. A shareholder who purchases shares directly through the transfer agent may continue to do so and applications for participation in the Withdrawal Plan must be received by the transfer agent no later than the eighth day of the month to be eligible for participation beginning with that month’s withdrawal. For additional information, shareholders should contact their Service Agent.

Distribution in Kind

If the Directors of the Company determines that it would be detrimental to the best interests of the remaining shareholders of a fund to make a redemption payment wholly in cash, a fund may pay, in accordance with SEC rules, any portion of a redemption in excess of the lesser of $250,000 or 1% of a fund’s total assets by a distribution in kind of portfolio securities in lieu of cash. If a redemption is paid in portfolio securities, such securities will be valued in accordance with the procedures described under “Share Price” in a fund’s prospectus. Securities issued as a distribution in kind may incur brokerage commissions when shareholders subsequently sell those securities.

Additional Information Regarding Telephone Redemption And Exchange Program.

Neither a fund nor its agents will be liable for following instructions communicated by telephone that are reasonably believed to be genuine. Each fund and its agents will employ procedures designed to verify the identity of the caller and legitimacy of instructions (for example, a shareholder’s name and account number will be required and phone calls may be recorded). Each fund reserves the right to suspend, modify or discontinue the telephone redemption and exchange program or to impose a charge for this service at any time following at least 7 days’ prior notice to shareholders.

VALUATION OF SHARES

The net asset value per share of each class is calculated on each day, Monday through Friday, except days on which the NYSE is closed. The NYSE currently is scheduled to be closed on New Year’s Day, Martin Luther King Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving and Christmas, and on the preceding Friday or subsequent Monday when one of these holidays falls on a Saturday or Sunday, respectively. Because of the differences in distribution fees and class-specific expenses, the per share net asset value of each class may differ. Please see each fund’s prospectus for a description of procedures used by the fund in valuing its assets.

EXCHANGE PRIVILEGE

General.    Except as noted below, shareholders of any of the Legg Mason Partners funds may exchange all or part of their shares for the same class of other Legg Mason Partners funds, to the extent such shares are offered for sale in the shareholder’s state of residence and provided the shareholder’s Service Agent is authorized to distribute shares of the fund, on the basis of relative net asset value per share at the time of exchange.

Exchanges (other than exchanges through a systematic exchange plan) of Class A, B, C, FI, R and I shares, as applicable, are subject to minimum investment requirements and all shares are subject to the other requirements of the fund into which exchanges are made.

The exchange privilege enables shareholders in any Legg Mason Partners fund to acquire shares of the same class in a fund with different investment objectives when they believe a shift between funds is an appropriate investment decision. This privilege is available to shareholders residing in any state in which the fund shares being acquired may legally be sold. Prior to any exchange, the shareholder should obtain and review a copy of the current prospectus of each fund into which an exchange is being considered. Prospectuses may be obtained from your Service Agent.

Upon receipt of proper instructions and all necessary supporting documents, shares submitted for exchange are redeemed at the then-current net asset value and the proceeds are immediately invested, at a price as described above, in shares of the fund being acquired. Each distributor reserves the right to reject any exchange request. The exchange privilege may be modified or terminated at any time after written notice to shareholders.

Class A, FI, R and I Exchanges.    Class A, FI, R and I shareholders of a fund who wish to exchange all or a portion of their shares for shares of the respective class in another fund may do so without imposition of any charge.

Class B Exchanges.    Class B shares of any fund may be exchanged for other Class B shares without a deferred sales charge. In the event a Class B shareholder wishes to exchange all or a portion of his or her shares into any of the funds imposing a higher deferred sales charge than that imposed by a fund, the exchanged Class B shares will be subject to the higher applicable deferred sales charge. Upon an exchange, the new Class B shares will be deemed to have been purchased on the same date as the Class B shares of the fund that have been exchanged.

Class C Exchanges.    Class C shares of a fund may be exchanged for other Class C shares without a deferred sales charge. Upon an exchange, the new Class C shares will be deemed to have been purchased on the same date as the Class C shares of the fund that have been exchanged. Certain retirement plan programs with exchange features in effect prior to November 20, 2006, as approved by LMIS, will remain eligible for exchange from Class C shares to Class A shares in accordance with the program terms.

Additional Information Regarding the Exchange Privilege

The funds are not designed to provide investors with a means of speculation on short-term market movements. A pattern of frequent exchanges by investors can be disruptive to efficient portfolio management and, consequently, can be detrimental to a fund and its shareholders. See “Frequent Purchases and Redemptions of Fund Shares” in the prospectuses.

During times of drastic economic or market conditions, a fund may suspend the exchange privilege temporarily without notice and treat exchange requests based on their separate components—redemption orders with a simultaneous request to purchase the other fund’s shares. In such a case, the redemption request would be processed at the fund’s next determined net asset value but the purchase order would be effective only at the net asset value next determined after the fund being purchased formally accepts the order, which may result in the purchase being delayed.

Certain shareholders may be able to exchange shares by telephone. See a fund’s prospectus for additional information. Exchanges will be processed at the net asset value next determined. Redemption procedures discussed above are also applicable for exchanging shares, and exchanges will be made upon receipt of all supporting documents in proper form. If the account registration of the shares of the fund being acquired is identical to the registration of the shares of the fund exchanged, no signature guarantee is required.

This exchange privilege may be modified or terminated at any time, and is available only in those jurisdictions where such exchanges legally may be made. Before making any exchange, shareholders should contact the transfer agent or, if they hold fund shares through Service Agents, their Service Agents to obtain more information and prospectuses of the funds to be acquired through the exchange. An exchange is treated as a sale of the shares exchanged and could result in taxable gain or loss to the shareholder making the exchange.

DIVIDENDS, DISTRIBUTIONS AND TAXES

The following discussion is a brief summary of certain additional tax considerations affecting a fund and its shareholders. No attempt is made to present a detailed explanation of all federal, state, local and foreign tax concerns, and the discussions set forth here and in the prospectus do not constitute tax advice. Investors are urged to consult their own tax advisers with specific questions relating to federal, state, local or foreign taxes.

Taxation of a Fund

Each fund has elected to be treated, and intends to qualify each year, as a regulated investment company (a “RIC”) under Subchapter M of the Code. Qualification as a RIC requires, among other things, that a fund:

(i)  derive in each taxable year at least 90% of its gross income from: (a) dividends, interest, payments with respect to certain securities loans, and gains from the sales or other disposition of stock, securities or foreign currencies, or other income (including but not limited to gain from options, futures and forward contracts) derived with respect to its business of investing in such stock, securities or foreign currencies; and (b) net income derived from interests in certain publicly traded partnerships that are treated as partnerships for U.S. federal income tax purposes and that derive less than 90% of their gross income from the items described in (a) above (each a “Qualified Publicly Traded Partnership” (the “Income Requirement”)); and

(ii)  diversify its holdings so that, at the end of each quarter of each taxable year: (a) at least 50% of the value of the fund’s total assets is represented by (I) cash and cash items, U.S. government securities, the securities of other regulated investment companies and (II) other securities, with such other securities limited, in respect of any one issuer, to an amount not greater than 5% of the value of the fund’s total assets and not more than 10% of the outstanding voting securities of such issuer and (b) not more than 25% of the value of the fund’s total assets is invested in the securities (other than U.S. government securities and the securities of other regulated investment companies) of (I) any one issuer, (II) any two or more issuers that the fund controls and that are determined to be engaged in the same or similar trades or businesses or related trades or businesses or (III) any one or more Qualified Publicly Traded Partnerships.

As a RIC, a fund will not be subject to federal income tax on its “net investment income” (i.e., its investment company taxable income, as that term is defined in the Code, determined without regard to the deduction for dividends paid) and “net capital gain” (the excess of the fund’s net long-term capital gain over net short-term capital loss), if any, that it distributes in each taxable year to its shareholders, provided that it distributes at least 90% of the sum of its investment company taxable income for such taxable year and its net tax-exempt interest income for such taxable year. However, each fund will be subject to federal corporate income tax (currently at a maximum rate of 35%) on any undistributed income other than tax-exempt income from municipal obligations and to alternative minimum tax (currently at a maximum rate of 20% for corporations such as the funds) on alternative minimum taxable income. Each fund expects to designate amounts retained as undistributed net capital gain in a notice to its shareholders who (i) will be required to include in income for United States federal income tax purposes, as long-term capital gain, their proportionate shares of the undistributed amount, (ii) will be entitled to credit their proportionate shares of the income tax paid by a fund on the undistributed amount against their federal income tax liabilities and to claim refunds to the extent such credits exceed their liabilities and (iii) will be entitled to increase their tax basis, for federal income tax purposes, in their shares by an amount equal to the excess of the amount of undistributed net capital gain included in the shareholder’s income over the income tax credit.

If in any year a fund should fail to qualify under Subchapter M for tax treatment as a RIC, or fail to satisfy the 90% distribution requirement, the fund would incur regular corporate federal income tax upon its income for that year, and distributions to its shareholders would be taxable to shareholders as ordinary dividend income for federal income tax purposes to the extent of the fund’s earnings and profits.

A fund will be subject to a non-deductible 4% excise tax to the extent that a fund does not distribute by the end of each calendar year the sum of: (a) 98% of its ordinary income for such calendar year; (b) 98% of its capital gain net income for the one-year period ending, as a general rule, on October 31 of such year; and (c) 100% of the undistributed income and gains from the preceding calendar years (if any) pursuant to the calculations in (a) and (b). For this purpose, any income or gain retained by a fund that is subject to corporate income tax will be considered to have been distributed by year-end.

Funds investing in foreign securities or currencies may be required to pay withholding or other taxes to foreign governments on dividends and interest. The yield of a fund’s investment in foreign securities or currencies will be reduced by these foreign taxes. Except as described below under the heading “Foreign Income Taxes” shareholders will not be able to claim a foreign tax credit or deduction for these foreign taxes.

Certain funds may engage in hedging or derivatives transactions involving foreign currencies, forward contracts, options and futures contracts (including options, futures and forward contracts on foreign currencies) and short sales. See “Additional Investment Activities and Risk Factors—Derivatives.” Such transactions will be subject to special provisions of the Code that, among other things, may affect the character of gains and losses realized by a fund (that is, may affect whether gains or losses are ordinary or capital and, if capital, whether long-term or short-term), accelerate recognition of income of a fund and defer recognition of certain of a fund’s losses. These rules could therefore affect the character, amount and timing of distributions to shareholders. In addition, these provisions (1) will require a fund to “mark-to-market” certain types of positions in its portfolio each year (that is, treat them as if they were closed out) and (2) may cause a fund to recognize income without receiving cash with which to pay dividends or make distributions in amounts necessary to satisfy the distribution requirement for qualifying to be taxed as a RIC and to avoid both the corporate level tax and the 4% excise tax. Furthermore, certain fund investments may produce income that will not qualify as good income for purposes of the Income Requirement. The same may be true of investments in passive foreign investment companies (each a “PFIC”) to the extent a fund elects to mark such investments to market as described below. Each fund intends to monitor its transactions, to make the appropriate tax elections and to make the appropriate entries in its books and records when it acquires any option, futures contract, forward contract or hedged investment in order to mitigate the effect of these rules.

A fund may make investments that produce income that is not matched by a corresponding cash distribution to the fund, such as investments in PIK bonds or in obligations, such as certain Brady Bonds or zero coupon securities, having original issue discount (i.e., an amount equal to the excess of the stated redemption price of the security at maturity over its issue price), or in obligations having market discount (i.e., an amount generally equal to the excess of the stated redemption price or revised issue price of the security over the basis of such security immediately after it was acquired) if the fund elects to accrue market discount on a current basis. In addition, income may continue to accrue for federal income tax purposes with respect to a non-performing investment. Any such income would be treated as income earned by a fund and therefore would be subject to the distribution requirements of the Code. Because such income may not be matched by a corresponding cash distribution to a fund, such fund may be required to borrow money or dispose of other securities to be able to make distributions to its shareholders. In addition, if an election is not made to currently accrue market discount with respect to a market discount bond, all or a portion of any deduction for any interest expense incurred to purchase or hold such bond may be deferred until such bond is sold or otherwise disposed of.

If a fund purchases shares in a PFIC, the fund may be subject to U.S. federal income tax on a portion of any “excess distribution” or gain from the disposition of such shares even if such income is distributed as a taxable dividend by the fund to its shareholders. Additional charges in the nature of interest may be imposed on the fund in respect of deferred taxes arising from such distributions or gains. The funds intend to limit their investments in PFICs as necessary to avoid such a tax. If a fund were to invest in a PFIC and elected to treat the PFIC as a “qualified electing fund” (a “QEF”) under the Code, in lieu of the foregoing requirements, the fund would be required to include in income each year a portion of the ordinary earnings and net capital gain of the qualified electing fund, even if not distributed to the fund. Alternatively, a fund can elect to mark-to-market at the end of each taxable year its shares in a PFIC; in this case, the fund would recognize as ordinary income any increase in the value of such shares, and as ordinary loss any decrease in such value to the extent it did not exceed prior increases included in income. Under either election, a fund might be required to recognize in a year income in excess of its distributions from PFICs and its proceeds from dispositions of PFIC stock during that year, and such income would nevertheless be subject to the 90% and excise tax distribution requirements.

With respect to a fund that invests in real estate investment trusts (“REITs”), the fund may invest in REITs that hold residual interests in real estate mortgage conduits (“REMICs”). Under Treasury regulations that have not yet been issued, but when issued may apply retroactively, a portion of the fund’s income from a REIT that is attributable to the REIT’s residual interest in a REMIC (referred to in the Code as an “excess inclusion”) will be subject to U.S. federal income tax in all events. These regulations are also expected to provide that excess inclusion income of a RIC, such as a fund, will be allocated to shareholders of the RIC in proportion to the dividends received by such shareholders, with the same consequences as if the shareholders held the related REMIC residual interest directly. In general, excess inclusion income allocated to shareholders (i) cannot be offset by net operating losses (subject to a limited exception for certain thrift institutions), (ii) will constitute unrelated business taxable income to entities (including a qualified pension plan, an individual retirement account, a 401(k) plan, a Keogh plan or other tax-exempt entity) subject to tax on unrelated business income, thereby potentially requiring such an entity that is allocated excess inclusion income, and otherwise might not be required to file a tax return, to file a tax return and pay tax on such income, and (iii) in the case of a foreign shareholder, will not qualify for any reduction in U.S. federal withholding tax. In addition, if at any time during any taxable year a ‘disqualified organization’ (as defined in the Code) is a record holder of a share in a RIC, then the RIC will be subject to a tax equal to that portion of its excess inclusion income for the taxable year that is allocable to the disqualified organization, multiplied by the highest U.S. federal income tax rate imposed on corporations.

Under Section 988 of the Code, gains or losses attributable to fluctuations in exchange rates between the time a fund accrues income or receivables or expenses or other liabilities denominated in a foreign currency and the time the fund actually collects such income or receivables or pays such liabilities are generally treated as ordinary income or loss. Similarly, gains or losses on foreign currency, foreign currency forward contracts, certain foreign currency options or futures contracts and the disposition of debt securities denominated in foreign currency, to the extent attributable to fluctuations in exchange rates between the acquisition and disposition dates, are also treated as ordinary income or loss.

At December 31, 2005, High Yield Bond Fund had net capital loss carry-forwards available to offset future gains of $76,005,075, of which $40,977,830 expires on December 31, 2009 and $35,027,245 expires on December 31, 2010. At December 31, 2005, U.S. Government Fund had net capital loss carry-forwards available to offset future gains of $3,669,772, of which $457,813 expires on December 31, 2006, $207,313 expires on December 31, 2007, $39,501 expires on December 31, 2009, $43,014 expires on December 31, 2010, $256,139 expires on December 31, 2011, $1,521,817 expires on December 31, 2012 and $1,144,175 expires on December 31, 2013.

Taxation of Shareholders

Shareholders receiving a distribution in the form of additional shares will be treated for federal income tax purposes as receiving a distribution in an amount equal to the amount of cash that would have been received had they elected to receive cash and will have a cost basis in each share received equal to such amount divided by the number of shares received. Shareholders will be notified annually as to the federal tax status of distributions.

Tax Treatment of Distributions.    All dividends and distributions to shareholders of a fund of investment company will be taxable income and net capital gain will be taxable to shareholders whether paid in cash or reinvested in additional shares. For federal income tax purposes, dividends from ordinary income, and any distributions from net short term capital gain are taxable to shareholders as ordinary income for federal income tax purposes, whether the distributions are made in cash or additional shares. A portion of such dividends may qualify for the dividends received deduction available to corporations, however, and certain funds may qualify to pay exempt-interest dividends as explained below. To the extent that ordinary dividends are derived from qualified dividend income of a fund, such dividends will be treated as qualified dividend income, provided that they are so designated by the fund and that the recipient shareholder satisfies certain holding period requirements. If more than 95% of a fund’s gross income, calculated without taking into account long-term capital gains, consists of qualified dividend income, the fund may designate all distributions of such income as qualified dividend income. Qualified dividend income generally is income derived from dividends from U.S. corporations (other than REITs) or from corporations that are either incorporated in a U.S. possession or eligible for benefits under qualifying U.S. tax treaties. Distributions from a foreign corporation that is not a “qualified foreign corporation” may nevertheless be treated as “qualified dividend income” if the applicable stock is readily tradable on an established U.S. securities market. “Passive foreign investment companies” will not be treated as “qualified foreign corporations” for these purposes.

Distributions of net capital gain designated by a fund as “capital gain dividends” will be taxable to shareholders as long-term capital gain, whether paid in cash or additional shares, and regardless of how long the shares have been held by such shareholders. Such distributions will not be eligible for the dividends received deduction.

Distributions, if any, in excess of a fund’s current and accumulated earnings and profits will be treated as a return of capital which is applied against and reduces the shareholder’s tax basis in his or her shares. Any excess will be treated as gain from the sale of his or her shares, in the manner discussed below under the heading “Redemption, Sale or Exchange of Fund Shares.”

Generally, shareholders will be taxable on dividends or distributions in the year of receipt. However, if a fund declares a dividend in October, November or December to shareholders of record on a specified date in such a month which is actually paid during the following January, it will be deemed to have been received by the shareholders and paid by the fund on December 31 of the year in which the dividend is declared. Not later than 60 days after the close of its taxable year, each fund will provide its shareholders with a written notice designating the amount of any ordinary dividends, including the portion that may be treated as qualified dividend income, and the amount of any capital gain dividends paid by the fund.

Dividends Received Deduction.    It is expected that a portion of the dividends of investment company taxable income received by corporate shareholders from a fund (other than the U.S. Government Fund) will qualify for the federal dividends received deduction generally available to corporations, but only to the extent of qualifying dividends received by the fund from domestic corporations.

Redemption, Sale or Exchange of Fund Shares.    The redemption, sale or exchange of fund shares is a taxable event and may result in a gain or loss. Gain or loss, if any, recognized on the sale or other disposition of shares of a fund will be taxed as capital gain or loss if the shares are capital assets in the shareholder’s hands. Generally, a shareholder’s gain or loss will be a long-term gain or loss if the shares have been held for more than one year. If a shareholder sells or otherwise disposes of shares of a fund before holding them for more than six months, any loss on the sale or other disposition of such shares (i) shall be disallowed to the extent of any exempt-interest dividends received by the shareholder with respect to such shares and (ii) to the extent not disallowed, shall be treated as a long-term capital loss to the extent of any capital gain dividends received by the shareholder (or amounts credited to the shareholder as an undistributed capital gain) with respect to such shares. A loss realized on a sale, exchange or other disposition of shares generally will be disallowed if other substantially identical shares of the fund are acquired within a 61-day period beginning 30 days before and ending 30 days after the date that the original shares are disposed of, such as pursuant to reinvestment of dividends in fund shares. In such case, the basis of the shares acquired will be adjusted to reflect the disallowed loss.

Foreign Income Taxes.    A fund may be subject to certain taxes, including without limitation, taxes imposed by foreign countries with respect to its income and capital gains. If eligible, a fund may elect, for United States federal income tax purposes, to “pass through” foreign taxes to its shareholders.

For any year that a fund makes such an election, each shareholder of the fund will be required to include in its income an amount equal to his or her allocable share of such income taxes paid by the fund to a foreign country’s government and shareholders of the fund will be entitled, subject to certain limitations, to credit their portions of these amounts against their United States federal income tax due, if any, or to deduct their portions from their United States taxable income, if any. No deductions for foreign taxes paid by such fund may be claimed, however, by non-corporate shareholders (including certain foreign shareholders described below) who do not itemize deductions. In addition, shareholders will not be able to claim a foreign tax credit with respect to taxes paid by the fund unless certain holding period requirements are met. Shareholders that are exempt from tax under Section 501(a) of the Code, such as pension plans, generally will derive no benefit from this election.

Taxation of Foreign Shareholders.    Taxation of a shareholder who, as to the United States, is a nonresident alien individual, foreign trust or estate, foreign corporation, or foreign partnership (“foreign shareholder”), depends on whether the income from a fund is “effectively connected” with a U.S. trade or business carried on by such shareholder.

If the income from a fund is not effectively connected with a U.S. trade or business carried on by a foreign shareholder, dividends paid to such foreign shareholder from investment company taxable income (including any portion thereof treated as qualified dividend income) will be subject to U.S. withholding tax at the rate of 30% (or lower treaty rate) upon the gross amount of the dividend. However, under the American Jobs Creation Act of 2004, a new exemption is created under which U.S. source withholding taxes are no longer imposed on dividends paid by RICs to the extent the dividends are designated as “interest-related dividends” or “short-term capital gain dividends.” Under this exception, interest-related dividends and short-term capital gain dividends generally represent distributions of interest or short-term capital gains that would not have been subject to U.S. withholding tax at the source if they had been received directly by a foreign person, and that satisfy certain other requirements. The exemption applies to dividends with respect to taxable years of RICs beginning after December 31, 2004 and before January 1, 2008. Such a foreign shareholder would generally be exempt from U.S. federal income tax on gains realized on the sale of shares of the fund, exempt-interest dividends, capital gain dividends and amounts retained by the fund that are designated as undistributed capital gains.

If the income from a fund is effectively connected with a U.S. trade or business carried on by a foreign shareholder, then ordinary dividends (including any portion thereof treated as qualified dividend income), capital gain dividends, undistributed capital gains credited to such shareholder and any gains realized upon the sale of shares of the fund will be subject to U.S. federal income tax at the rates applicable to U.S. citizens or domestic corporations. Foreign corporate shareholders may also be subject to the branch profits tax imposed by the Code.

The tax consequences to a foreign shareholder entitled to claim the benefits of an applicable tax treaty may be different from those described herein. Foreign shareholders are urged to consult their own tax advisers with respect to the particular tax consequences to them of an investment in a fund, including the applicability of foreign taxes.

Reporting Requirements.    Treasury regulations provide that if a shareholder recognizes a loss with respect to shares of $2 million or more for an individual shareholder or $10 million or more for a corporate shareholder, the shareholder must file with the Internal Revenue Service (“IRS”) a disclosure statement on IRS Form 8886. Direct shareholders of portfolio securities are in may cases excepted from this reporting requirement, but under current guidance, shareholders of a RIC are not excepted. Future guidance may extend the current exception from this reporting requirement to shareholders of most or all RICs. The fact that a loss is reportable under these regulations does not affect the legal determination of whether the taxpayer’s treatment of the loss is proper. Shareholders should consult their tax advisors to determine the applicability of these regulations in light of their individual circumstances.

Backup Withholding.    Each fund may be required to withhold federal income tax at the rate of 28% (“backup withholding”) from dividends (other than exempt-interest dividends) and redemption proceeds paid to non-corporate shareholders including foreign shareholders. This tax may be withheld from dividends if (i) the payee fails to furnish the fund with the payee’s correct taxpayer identification number (e.g., an individual’s social security number), (ii) the IRS or a broker notifies the fund that the payee has failed to report properly certain interest and dividend income to the IRS and to respond to notices to that effect, or (iii) when required to do so, the payee fails to certify that he or she is not subject to backup withholding. Redemption proceeds may be subject to withholding under the circumstances described in (i) above. Backup withholding is not an additional tax, and any amounts withheld may be credited against the shareholder’s federal income tax liability, provided that the required information is timely furnished to the IRS. Backup withholding will not be applied to payments that already have been subjected to the 30% withholding tax described above under the heading “Taxation of Foreign Shareholders.”

State and Local Tax Matters

Most states provide that a RIC may pass through (without restriction) to its shareholders state and local income tax exemptions available to direct owners of certain types of U.S. government securities (such as U.S. Treasury obligations). Thus, for residents of these states, distributions derived from a fund’s investment in certain types of U.S. government securities should be free from state and local income taxes to the extent that the interest income from such investments would have been exempt from state and local income taxes if such securities had been held directly by the respective shareholders themselves. Certain states, however, do not allow a RIC to pass through to its shareholders the state and local income tax exemptions available to direct owners of certain types of U.S. government securities unless the RIC holds at least a required amount of U.S. government securities. Accordingly, for residents of these states, distributions derived from a fund’s investment in certain types of U.S. government securities may not be entitled to the exemptions from state and local income taxes that would be available if the shareholders had purchased U.S. government securities directly. Shareholders’ dividends attributable to a fund’s income from repurchase agreements generally are subject to state and local income taxes, although states and localities vary in their treatment of such income. The exemption from state and local income taxes does not preclude states from asserting other taxes on the ownership of U.S. government securities. To the extent that a fund invests to a substantial degree in U.S. government securities which are subject to favorable state and local tax treatment, shareholders of such fund will be notified as to the extent to which distributions from the fund are attributable to interest on such securities.

The foregoing is only a summary of certain material United States federal income tax consequences affecting the fund and its shareholders. Shareholders are advised to consult their own tax advisers with respect to the particular tax consequences to them of an investment in the fund.

ADDITIONAL INFORMATION

Shares of each class of a fund represent interests in that fund in proportion to each share’s net asset value. The per share net asset value of each class of shares in a fund is calculated separately and may differ as between classes as a result of the differences in distribution and service fees payable by the classes and the allocation of certain incremental class-specific expenses to the appropriate class to which such expenses apply. Although each fund is offering only its own shares, it is possible that a fund could become liable for a misstatement in the prospectus and the SAI about another fund listed in the prospectus or SAI.

Each shareholder is entitled to cast, at any meeting of shareholders at which such shares are entitled to vote, such number of votes as is equal to the number of full and fractional shares held by such shareholder.

Shares of each class of each fund are entitled to such dividends and distributions out of the assets belonging to that class as are declared in the discretion of the applicable Board. In determining the net asset value of a class of a fund, assets belonging to a particular class are credited with a proportionate share of any general assets of the fund not belonging to a particular class and are charged with the direct liabilities in respect of that class of the fund and with a share of the general liabilities of the investment company which are normally allocated in proportion to the relative net asset values of the respective classes of the funds at the time of allocation.

In the event of the liquidation or dissolution of the investment company, shares of each class of a fund are entitled to receive the assets attributable to it that are available for distribution, and a proportionate distribution, based upon the relative net assets of the classes of each fund, of any general assets not attributable to a portfolio that are available for distribution. Shareholders are not entitled to any preemptive rights. All shares, when issued, will be fully paid, non-assessable, fully transferable and redeemable at the option of the holder.

Subject to the provisions of the applicable charter documents, determinations by the Board as to the direct and allocable liabilities and the allocable portion of any general assets of the investment company, with respect to a particular fund or class, are conclusive.

As used in this SAI and the Prospectus, the term “majority,” when referring to the approvals to be obtained from shareholders in connection with matters affecting a particular fund or any other single portfolio (e.g., approval of investment management contracts) or any particular class (e.g., approval of plans of distribution) and requiring a vote under the 1940 Act means the vote of the lesser of: (i) 67% of the shares of that particular portfolio or class, as appropriate, represented at a meeting if the holders of more than 50% of the outstanding shares of such portfolio or class, as appropriate, are present in person or by proxy; or (ii) more than 50% of the outstanding shares of such portfolio or class, as appropriate.

Series Funds

Salomon Brothers Series Funds Inc was incorporated in Maryland on April 17, 1990. The authorized capital stock of Salomon Brothers Series Funds Inc consists of 11,000,000,000 shares having a par value of $.001 per share. The shares are allocated equally among the classes of the series outstanding, except for the classes of the High Yield Bond Fund that have been allocated one billion of the eleven billion shares specifically to these classes, with the other ten million allocated among all classes (including the High Yield Bond Fund) equally. Pursuant to the Articles of Incorporation and Articles Supplementary of Salomon Brothers Series Funds Inc, the Directors have authorized the issuance of twelve series of shares. One of the series, named the Salomon Brothers Institutional Money Market Fund, is not included in this SAI. Seven of the other eleven series each represent shares in one of seven Series Funds; namely, Salomon Brothers Balanced Fund, Salomon Brothers Cash Management Fund, High Yield Bond Fund, Salomon Brothers New York Municipal Money Market Fund, Small Cap Growth Fund, Salomon Brothers Strategic Bond Fund, and U.S. Government Fund. The eleventh and twelfth series represent shares in funds that are no longer offered. The assets of each fund are segregated and separately managed. The Board of Salomon Brothers Series Funds Inc may, in the future, authorize the issuance of additional classes of capital stock representing shares of additional investment portfolios.

All shares of each Series Fund have equal voting rights and will be voted in the aggregate, and not by fund or class, except where voting by series or class is required by law or where the matter involved affects only one fund or class.

Under the corporate law of Maryland and the By-Laws of each of these funds, the funds are not required to, and do not currently intend to hold, annual meetings of shareholders for the election of Directors except as required under the 1940 Act.

Subject to approval by the Board, in certain instances where there is an omnibus account that represents numerous beneficial owners, a fund may pay a sub-transfer agent fee to the omnibus account holder. The amount a fund pays to the omnibus account holder will not exceed, on a per-beneficial owner basis, the amount the fund would have paid to the transfer agent had the beneficial owners been direct shareholders in the fund.

Annual and Semi-Annual Reports.    Each fund sends its shareholders a semi-annual report and an audited annual report, which include listings of investment securities held by the fund at the end of the period covered. In an effort to reduce the fund’s printing and mailing costs, the fund consolidates the mailing of its semi-annual and annual reports by household. This consolidation means that a household having multiple accounts with the identical address of record will receive a single copy of each report. In addition, each fund also consolidates the mailing of its prospectus so that a shareholder having multiple accounts (that is, individual, IRA and/or Self- Employed Retirement Plan accounts) will receive a single prospectus annually. Shareholders who do not want this consolidation to apply to their accounts should contact their Service Agent or the transfer agent.

Licensing Agreement.    Under a licensing agreement between Citigroup and Legg Mason, “Smith Barney” and “Salomon Brothers” are service marks of Citigroup, licensed for use by Legg Mason as the names of funds and investment advisers. Legg Mason and its affiliates, as well as the funds’ investment manager, are not affiliated with Citigroup.

Proposed Changes

The Board has approved a number of initiatives designed to streamline and restructure the fund complex, and the Company is seeking shareholder approval for those initiatives where shareholder approval is required. If certain of these matters are approved by the shareholders entitled to vote on the matters, each fund will become a series of a Maryland business trust.

A Maryland business trust is an unincorporated business association that is established under, and governed by, Maryland law. Maryland law provides a statutory framework for the powers, duties, rights and obligations of the trustees and shareholders of the business trust, while the more specific powers, duties, rights and obligations of the trustees and the shareholders are determined by the trustees as set forth in the trust’s declaration of trust. Some of the more significant provisions of the trust’s declaration are described below.

Shareholder Voting

The declaration provides for shareholder voting as required by the 1940 Act or other applicable laws but otherwise permits, consistent with Maryland law, actions by the trustees without seeking the consent of shareholders. The trustees may, without shareholder approval, amend the declaration or authorize the merger or consolidation of the trust into another trust or entity, reorganize the trust or any series or class into another trust or entity or a series or class of another entity, sell all or substantially all of the assets of the trust or any series or class to another entity, or a series or class of another entity, or terminate the trust or any series or class.

A fund is not required to hold an annual meeting of shareholders, but a fund will call special meetings of shareholders whenever required by the 1940 Act or by the terms of the declaration. The declaration provides for “dollar-weighted voting” which means that a shareholder’s voting power is determined, not by the number of shares the shareholder owns, but by the dollar value of those shares determined on the record date. All shareholders of all series and classes of the trust vote together, except where required by the 1940 Act to vote separately by series or by class, or when the trustees have determined that a matter affects only the interests of one or more series or classes of shares.

Election and Removal of Trustees

The declaration provides that the trustees may establish the number of trustees and that vacancies on the board may be filled by the remaining trustees, except when election of trustees by the shareholders is required under the 1940 Act. Trustees are then elected by a plurality of votes cast by shareholders at a meeting at which a quorum is present. The declaration also provides that a mandatory retirement age may be set by action of two thirds of the trustees and that trustees may be removed, with or without cause, by a vote of shareholders holding two-thirds of the voting power of the trust, or by a vote of two-thirds of the remaining trustees. The provisions of the declaration relating to the election and removal of trustees may not be amended without the approval of two thirds of the trustees.

Amendments to the Declaration

The trustees are authorized to amend the declaration without the vote of shareholders, but no amendment may be made that impairs the exemption from personal liability granted in the declaration to persons who are or have been shareholders, trustees, officers or, employees of the trust or that limit the rights to indemnification or insurance provided in the declaration with respect to actions or omissions of persons entitled to indemnification under the declaration prior to the amendment.

Issuance and Redemption of Shares

A fund may issue an unlimited number of shares for such consideration and on such terms as the trustees may determine. Shareholders are not entitled to any appraisal, preemptive, conversion, exchange or similar rights, except as the trustees may determine. A fund may involuntarily redeem a shareholder’s shares upon certain conditions as may be determined by the trustees, including, for example, if the shareholder fails to provide a fund with identification required by law, or if a fund is unable to verify the information received from the shareholder. Additionally, as discussed below, shares may be redeemed in connection with the closing of small accounts.

Disclosure of Shareholder Holdings

The declaration specifically requires shareholders, upon demand, to disclose to a fund information with respect to the direct and indirect ownership of shares in order to comply with various laws or regulations, and a fund may disclose such ownership if required by law or regulation.

Small Accounts

The declaration provides that a fund may close out a shareholder’s account by redeeming all of the shares in the account if the account falls below a minimum account size (which may vary by class) that may be set by the trustees from time to time. Alternately, the declaration permits a fund to assess a fee for small accounts (which may vary by class) and redeem shares in the account to cover such fees, or convert the shares into another share class that is geared to smaller accounts.

Series and Classes

The declaration provides that the trustees may establish series and classes in addition to those currently established and to determine the rights and preferences, limitations and restrictions, including qualifications for ownership, conversion and exchange features, minimum purchase and account size, expenses and charges, and other features of the series and classes. The trustees may change any of those features, terminate any series or class, combine series with other series in the trust, combine one or more classes of a series with another class in that series or convert the shares of one class into another class.

Each share of a fund, as a series of the trust, represents an interest in the fund only and not in the assets of any other series of the trust.

Shareholder, Trustee and Officer Liability

The declaration provides that shareholders are not personally liable for the obligations of a fund and requires a fund to indemnify a shareholder against any loss or expense arising from any such liability. In addition, a fund will assume the defense of any claim against a shareholder for personal liability at the request of the shareholder. The declaration further provides that a trustee acting in his or her capacity of trustee is not personally liable to any person other than the trust or its shareholders, for any act, omission, or obligation of the trust. Further, a trustee is held to the same standard of conduct as a director of a Maryland corporation. This requires that a trustee perform his or her duties in good faith and in a manner he or she reasonably believes to be in the best interests of the trust or a series thereof, and with the care that an ordinarily prudent person in a like position would use under similar circumstances. The declaration also permits the limitation of a trustee’s liability to the full extent provided under Maryland law. Under current Maryland law, a trustee is liable to the trust or its shareholders for monetary damages only (a) to the extent that it is proved that he or she actually received an improper benefit or profit in money, property, or services or (b) to the extent that a judgment or other final adjudication adverse to the trustee is entered in a proceeding based on a finding in the proceeding that the trustee’s action, or failure to act, was the result of active and deliberate dishonesty and was material to the cause of action adjudicated in the proceeding. The declaration requires the trust to indemnify any persons who are or who have been trustees, officers or employees of the trust for any liability for actions or failure to act except to the extent prohibited by applicable federal law. In making any determination as to whether any person is entitled to the advancement of expenses in connection with a claim for which indemnification is sought, such person is entitled to a rebuttable presumption that he or she did not engage in conduct for which indemnification is not available.

The declaration provides that any trustee who serves as chair of the board or of a committee of the board, lead independent trustee, or audit committee financial expert, or in any other similar capacity will not be subject to any greater standard of care or liability because of such position.

Derivative Actions

The declaration provides a detailed process for the bringing of derivative actions by shareholders in order to permit legitimate inquiries and claims while avoiding the time, expense, distraction, and other harm that can be caused to a fund or its shareholders as a result of spurious shareholder demands and derivative actions. Prior to bringing a derivative action, a demand by three unrelated shareholders must first be made on a fund’s trustees. The declaration details various information, certifications, undertakings and acknowledgements that must be included in the demand. Following receipt of the demand, the trustees have a period of 90 days, which may be extended by an additional 60 days, to consider the demand. If a majority of the trustees who are considered independent for the purposes of considering the demand determine that maintaining the suit would not be in the best interests of a fund, the trustees are required to reject the demand and the complaining shareholders may not proceed with the derivative action unless the shareholders are able to sustain the burden of proof to a court that the decision of the trustees not to pursue the requested action was not a good faith exercise of their business judgment on behalf of the fund. The declaration further provides that shareholders owning shares representing at least 5% of the voting power of the affected fund must join in bringing the derivative action. If a demand is rejected, the complaining shareholders will be responsible for the costs and expenses (including attorneys’ fees) incurred by the fund in connection with the consideration of the demand, if in the judgment of the independent trustees, the demand was made without reasonable cause or for an improper purpose. If a derivative action is brought in violation of the declaration, the shareholders bringing the action may be responsible for the fund’s costs, including attorneys’ fees.

The declaration further provides that the fund shall be responsible for payment of attorneys’ fees and legal expenses incurred by a complaining shareholder only if required by law, and any attorneys’ fees that the fund is obligated to pay shall be calculated using reasonable hourly rates. The declaration also requires that actions by shareholders against the fund be brought only in federal court in Baltimore, Maryland, or if not permitted to be brought in federal court, then in state court in Baltimore, Maryland, and that the right to jury trial be waived to the full extent permitted by law.

Legal Matters

Beginning in June 2004, class action lawsuits alleging violations of the federal securities laws were filed against CGMI and a number of its then affiliates, including SBFM and SBAM, which were then investment adviser or manager to certain of the funds (the “Managers”), substantially all of the mutual funds then managed by the Managers (the “Defendant Funds”), and Board Members of the Defendant Funds (collectively, the “Defendants”). The complaints alleged, among other things, that CGMI created various undisclosed incentives for its brokers to sell Smith Barney and Salomon Brothers funds. In addition, according to the complaints, the Managers caused the Defendant Funds to pay excessive brokerage commissions to CGMI for steering clients towards proprietary funds. The complaints also alleged that the defendants breached their fiduciary duty to the Defendant Funds by improperly charging Rule 12b-1 fees and by drawing on fund assets to make undisclosed payments of soft dollars and excessive brokerage commissions. The complaints also alleged that the Defendant Funds failed to adequately disclose certain of the allegedly wrongful conduct. The complaints sought injunctive relief and compensatory and punitive damages, rescission of the Defendant Funds’ contracts with the Managers, recovery of all fees paid to the Managers pursuant to such contracts and an award of attorneys’ fees and litigation expenses.

On December 15, 2004, a consolidated amended complaint (the “Complaint”) was filed alleging substantially similar causes of action. On May 27, 2005, all of the Defendants filed motions to dismiss the Complaint. On July 26, 2006, the court issued a decision and order (1) finding that plaintiffs lacked standing to sue on behalf of the shareholders of the funds in which none of the plaintiffs had invested and dismissing those funds from the case (although stating that they could be brought back into the case if standing as to them could be established), and (2) other than one stayed claim, dismissing all of the causes of action against the remaining Defendants, with prejudice, except for the cause of action under Section 36(b) of the Investment Company Act, which the court granted plaintiffs leave to replead as a derivative claim.

Additional lawsuits arising out of these circumstances and presenting similar allegations and requests for relief may be filed against the Defendant Funds in the future.

On May 31, 2005, the Securities and Exchange Commission (the “SEC”) issued an order in connection with the settlement of an administrative proceeding against SBFM, the then-investment adviser or manager to certain of the funds and CGMI, relating to the appointment of an affiliated transfer agent for the Smith Barney family of mutual funds (the “Affected Funds”).

The SEC order finds that SBFM and CGMI willfully violated Section 206(1) of the Investment Advisers Act of 1940, as amended, and the rules promulgated thereunder (the “Advisers Act”). Specifically, the order finds that SBFM and CGMI knowingly or recklessly failed to disclose to the boards of the Affected Funds in 1999 when proposing a new transfer agent arrangement with an affiliated transfer agent that: First Data Investors Services Group (“First Data”), the Affected Funds’ then-existing transfer agent, had offered to continue as transfer agent and do the same work for substantially less money than before; and that Citigroup Asset Management (“CAM”), the Citigroup business unit that, at the time, included the Affected Funds’ investment manager and other investment advisory companies, had entered into a side letter with First Data under which CAM agreed to recommend the appointment of First Data as sub-transfer agent to the affiliated transfer agent in exchange, among other things, for a guarantee by First Data of specified amounts of asset management and investment banking fees to CAM and CGMI. The order also finds that SBFM and CGMI willfully violated Section 206(2) of the Advisers Act by virtue of the omissions discussed above and other misrepresentations and omissions in the materials provided to the Affected Funds’ boards, including the failure to make clear that the affiliated transfer agent would earn a high profit for performing limited functions while First Data continued to perform almost all of the transfer agent functions, and the suggestion that the proposed arrangement was in the Affected Funds’ best interests and that no viable alternatives existed.

SBFM and CGMI do not admit or deny any wrongdoing or liability. The settlement does not establish wrongdoing or liability for purposes of any other proceeding.

The SEC censured SBFM and CGMI and ordered them to cease and desist from violations of Sections 206(1) and 206(2) of the Advisers Act. The order required Citigroup to pay $208.1 million, including $109 million in disgorgement of profits, $19.1 million in interest, and a civil money penalty of $80 million. Approximately $24.4 million has already been paid to the Affected Funds, primarily through fee waivers. The remaining $183.7 million, including the penalty, has been paid to the U.S. Treasury and will be distributed pursuant to a plan submitted for the approval of the SEC. At this time, there is no certainty as to how the above described proceeds of the settlement will be distributed, to whom such distributions will be made, the methodology by which such distributions will be allocated, and when such distributions will be made. The order also required that transfer agency fees received from the Affected Funds since December 1, 2004, less certain expenses, be placed in escrow and provided that a portion of such fees might be subsequently distributed in accordance with the terms of the order. On April 3, 2006, an aggregate amount of approximately $9 million held in escrow was distributed to the Affected Funds.

The order required SBFM to recommend a new transfer agent contract to the fund boards within 180 days of the entry of the order; if a Citigroup affiliate submitted a proposal to serve as transfer agent or sub-transfer agent, SBFM and CGMI would have been required, at their expense, to engage an independent monitor to oversee a competitive bidding process. On November 21, 2005, and within the specified timeframe, the Affected Funds’ Boards selected a new transfer agent for the Affected Fund. No Citigroup affiliate submitted a proposal to serve as transfer agent. Under the order, SBFM also must comply with an amended version of a vendor policy that Citigroup instituted in August 2004.

Although there can be no assurance, SBFM does not believe that this matter will have a material adverse effect on the Affected Funds.

On December 1, 2005, Citigroup completed the sale of substantially all of its global asset management business, including SBFM, to Legg Mason.

The foregoing speaks only as of the date of this SAI. Additional lawsuits presenting allegations and requests for relief arising out of or in connection with any of the foregoing matters may be filed against these and related parties in the future.

FINANCIAL STATEMENTS

The funds’ audited financial statements for the fiscal year ended December 31, 2005, filed on March 10, 2006, Accession Numbers 0001193125-06-050630, are incorporated herein by reference in their entirety.

APPENDIX A—Rating

[To be updated by amendment]

Description of Ratings

Description of S&P Corporate Bond Ratings

AAA

Bonds rated AAA have the highest rating assigned by S&P to a debt obligation. Capacity to pay interest and repay principal is extremely strong.

AA

Bonds rated AA have a very strong capacity to pay interest and repay principal and differ from the highest rated issues only in small degree.

A

Bonds rated A have a strong capacity to pay interest and repay principal although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than bonds in higher rated categories.

BBB

Bonds rated BBB are regarded as having an adequate capacity to pay interest and repay principal. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for bonds in this category than for bonds in higher rated categories.

BB, B and CCC

Bonds rated BB and B are regarded, on balance, as predominantly speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation. BB represents a lower degree of speculation than B and CCC, the highest degrees of speculation. While such bonds will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

Description of Moody’s Corporate Bond Ratings

Aaa

Bonds which are rated Aaa are judged to be the best quality. They carry the smallest degree of investment risk and are generally referred to as “gilt-edge.” Interest payments are protected by a large or exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa

Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities, or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

A

Bonds which are rated A possess favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment sometime in the future.

Baa

Bonds which are rated Baa are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Ba

Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B

Bonds which are rated B generally lack characteristics of desirable investments. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Caa

Bonds that are rated Caa are of poor standing. These issues may be in default or present elements of danger may exist with respect to principal or interest.

Moody’s applies the numerical modifier 1, 2 and 3 to each generic rating classification from Aa through B. The modifier 1 indicates that the security ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the issue ranks in the lower end of its generic rating category.

Description of S&P Municipal Bond Ratings

AAA

Prime—These are obligations of the highest quality. They have the strongest capacity for timely payment of debt service.

General Obligation Bonds—In a period of economic stress, the issuers will suffer the smallest declines in income and will be least susceptible to autonomous decline. Debt burden is moderate. A strong revenue structure appears more than adequate to meet future expenditure requirements. Quality of management appears superior.

Revenue Bonds—Debt service coverage has been, and is expected to remain, substantial. Stability of the pledged revenues is also exceptionally strong due to the competitive position of the municipal enterprise or to the nature of the revenues. Basic security provisions (including rate covenant, earnings test for issuance of additional bonds, debt service reserve requirements) are rigorous. There is evidence of superior management.

AA

High Grade—The investment characteristics of bonds in this group are only slightly less marked than those of the prime quality issues. Bonds rated AA have the second strongest capacity for payment of debt service.

A

Good Grade—Principal and interest payments on bonds in this category are regarded as safe although the bonds are somewhat more susceptible to the adverse affects of changes in circumstances and economic conditions than bonds in higher rated categories. This rating describes the third strongest capacity for payment of debt service. Regarding municipal bonds, the ratings differ from the two higher ratings because:

General Obligation Bonds—There is some weakness, either in the local economic base, in debt burden, in the balance between revenues and expenditures, or in quality of management. Under certain adverse circumstances, any one such weakness might impair the ability of the issuer to meet debt obligations at some future date.

Revenue Bonds—Debt service coverage is good, but not exceptional. Stability of the pledged revenues could show some variations because of increased competition or economic influences on revenues. Basic security provisions, while satisfactory, are less stringent. Management performance appears adequate.

BBB

Medium Grade—Of the investment grade ratings, this is the lowest. Bonds in this group are regarded as having an adequate capacity to pay interest and repay principal. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for bonds in this category than for bonds in higher rated categories.

General Obligation Bonds—Under certain adverse conditions, several of the above factors could contribute to a lesser capacity for payment of debt service. The difference between A and BBB ratings is that the latter shows more than one fundamental weakness, or one very substantial fundamental weakness, whereas the former shows only one deficiency among the factors considered.

Revenue Bonds—Debt coverage is only fair. Stability of the pledged revenues could show substantial variations, with the revenue flow possibly being subject to erosion over time. Basic security provisions are no more than adequate. Management performance could be stronger.

BB, B, CCC and CC

Bonds rated BB, B, CCC and CC are regarded, on balance, as predominately speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation. BB includes the lowest degree of speculation and CC the highest degree of speculation. While such bonds will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

C

The rating C is reserved for income bonds on which no interest is being paid.

D

Bonds rated D are in default, and payment of interest and/or repayment of principal is in arrears.

S&P’s letter ratings may be modified by the addition of a plus or a minus sign, which is used to show relative standing within the major rating categories, except in the AAA-Prime Grade category.

Description of S&P Municipal Note Ratings

Municipal notes with maturities of three years or less are usually given note ratings (designated SP-1, -2 or -3) to distinguish more clearly the credit quality of notes as compared to bonds. Notes rated SP-1 have a very strong or strong capacity to pay principal and interest. Those issues determined to possess overwhelming safety characteristics are given the designation of SP-1+. Notes rated SP-2 have satisfactory capacity to pay principal and interest.

Description of Moody’s Municipal Bond Ratings

Aaa

Bonds which are rated Aaa are judged to be the best quality. They carry the smallest degree of investment risk and are generally referred to as “gilt edge.” Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa

Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities, or fluctuation of protective elements may be of greater amplitude, or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

A

Bonds which are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

Baa

Bonds which are rated Baa are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Ba

Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterize bonds in this class.

B

Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Caa

Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

Ca

Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

C

Bonds which are rated C are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

Moody’s applies the numerical modifiers 1, 2 and 3 in each generic rating classification from Aa through B. The modifier 1 indicates that the security ranks in the higher end of its generic ratings category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the issue ranks in the lower end of its generic ratings category.

Description of Moody’s Municipal Note Ratings

Moody’s ratings for state and municipal notes and other short-term loans are designated Moody’s

Investment Grade (MIG) and for variable rate demand obligations are designated Variable Moody’s Investment Grade (VMIG). This distinction recognizes the differences between short- and long-term credit risk. Loans bearing the designation MIG 1/VMIG 1 are the best quality, enjoying strong protection from established cash flows of funds for their servicing or from established and broad-based access to the market for refinancing, or both. Loans bearing the designation MIG 2/VMIG 2 are of high quality, with margins of protection ample, although not as large as the preceding group. Loans bearing the designation MIG 3/VMIG 3 are of favorable quality, with all security elements accounted for but lacking the undeniable strength of the preceding grades. Market access for refinancing, in particular, is likely to be less well established. Loans bearing the designation MIG 4/VMIG 4 are of adequate quality. Protection commonly regarded as required of an investment security is present and although not distinctly or predominantly speculative, there is specific risk.

Description of Commercial Paper Ratings

The rating A-1+ is the highest, and A-1 the second highest, commercial paper rating assigned by S&P. Paper rated A-1+ must have either the direct credit support of an issuer or guarantor that possesses excellent long-term operating and financial strength combined with strong liquidity characteristics (typically, such issuers or guarantors would display credit quality characteristics which would warrant a senior bond rating of A- or higher) or the direct credit support of an issuer or guarantor that possesses above average long-term fundamental operating and financing capabilities combined with ongoing excellent liquidity characteristics. Paper rated A-1 must have the following characteristics: liquidity ratios are adequate to meet cash requirements; long-term senior debt is rated A or better; the issuer has access to at least two additional channels of borrowing; basic earnings and cash flow have an upward trend with allowance made for unusual circumstances; typically, the issuer’s industry is well established and the issuer has a strong position within the industry; and the reliability and quality of management are unquestioned.

The rating Prime-1 is the highest commercial paper rating assigned by Moody’s. Among the factors considered by Moody’s in assigning ratings are the following: (a) evaluation of the management of the issuer; (b) economic evaluation of the issuer’s industry or industries and an appraisal of speculative-type risks which may be inherent in certain areas; (c) evaluation of the issuer’s products in relation to competition and customer acceptance; (d) liquidity; (e) amount and quality of long-term debt; (f) trend of earnings over a period of ten years; (g) financial strength of parent company and the relationships which exist with the issuer; and (h) recognition by the management of obligations which may be present or may arise as a result of public interest questions and preparations to meet such obligations.

Fitch, Inc. utilizes the rating F1+ to indicate issues regarded as having an exceptional capacity for timely payment of financial commitments. The rating F1 reflects an assurance of timely payment only slightly less in degree than issues rated F1+. The F2 rating indicates a satisfactory capacity for timely payment of financial commitments; however, the margin of safety is not as great as in the case of higher ratings. When assigning ratings, Fitch considers the historical and prospective financial condition, quality of management, and operating performance of the issuer and of any guarantor. It also considers developments in the economic and political environment that might affect the issuer’s financial strength and credit quality.

Various NRSROs utilize rankings within ratings categories indicated by a + or -. The funds, in accordance with industry practice, recognize such ratings within categories as gradations, viewing for example S&P’s rating of A-1+ and A-1 as being in S&P’s highest rating category.

APPENDIX B

PROXY VOTING GUIDELINES AND PROCEDURES SUMMARY

The following is a brief overview of the Proxy Voting Policies and Procedures (the “Policies”) that the manager and the subadvisers operate under in order to seek to ensure that CAM votes proxies relating to equity securities in the best interest of clients.

CAM(1) votes proxies for each client account with respect to which it has been authorized to vote proxies. In voting proxies, CAM is guided by general fiduciary principles and seeks to act prudently and solely in the best interest of clients. CAM attempts to consider all factors that could affect the value of the investment and will vote proxies in the manner that it believes will be consistent with efforts to maximize shareholder values. CAM may utilize an external service provider to provide it with information and/or a recommendation with regard to proxy votes. However, the CAM adviser (business unit) continues to retain responsibility for the proxy vote.

In the case of a proxy issue for which there is a stated position in the Policies, CAM generally votes in accordance with such stated position. In the case of a proxy issue for which there is a list of factors set forth in the Policies that CAM considers in voting on such issue, CAM votes on a case-by-case basis in accordance with the general principles set forth above and considering such enumerated factors. In the case of a proxy issue for which there is no stated position or list of factors that CAM considers in voting on such issue, CAM votes on a case-by-case basis in accordance with the general principles set forth above. Issues for which there is a stated position set forth in the Policies or for which there is a list of factors set forth in the Policies that CAM considers in voting on such issues fall into a variety of categories, including election of directors, ratification of auditors, proxy and tender offer defenses, capital structure issues, executive and director compensation, mergers and corporate restructurings, and social and environmental issues. The stated position on an issue set forth in the Policies can always be superseded, subject to the duty to act solely in the best interest of the beneficial owners of accounts, by the investment management professionals responsible for the account whose shares are being voted. Issues applicable to a particular industry may cause CAM to abandon a policy that would have otherwise applied to issuers generally. As a result of the independent investment advisory services provided by distinct CAM business units, there may be occasions when different business units or different portfolio managers within the same business unit vote differently on the same issue. A CAM business unit or investment team (e.g. CAM’s Social Awareness Investment team) may adopt proxy voting policies that supplement these policies and procedures. In addition, in the case of Taft-Hartley clients, CAM will comply with a client direction to vote proxies in accordance with Institutional Shareholder Services’ (ISS) PVS Voting Guidelines, which ISS represents to be fully consistent with AFL-CIO guidelines.

In furtherance of CAM’s goal to vote proxies in the best interest of clients, CAM follows procedures designed to identify and address material conflicts that may arise between the manager’s interests and those of its clients before voting proxies on behalf of such clients. To seek to identify conflicts of interest, CAM periodically notifies CAM employees (including employees of the manager) in writing that they are under an obligation (i) to be aware of the potential for conflicts of interest with respect to voting proxies on behalf of client accounts both

B-1

[1]	Citigroup Asset Management (“CAM”) comprises ClearBridge Advisors, LLC, Western Asset Management Company, Salomon Brothers Asset Management Inc, Smith Barney Fund Management LLC, and other affiliated investment advisory firms, including the manager. On December 1, 2005, Citigroup Inc. (“Citigroup”) sold substantially all of its worldwide asset management business, Citigroup Asset Management, to Legg Mason, Inc. (“Legg Mason”). As part of this transaction, ClearBridge Advisors, LLC, Salomon Brothers Asset Management Inc and Smith Barney Fund Management LLC became wholly-owned subsidiaries of Legg Mason. Under a licensing agreement between Citigroup and Legg Mason, the names of ClearBridge Advisors, LLC, Salomon Brothers Asset Management Inc, Smith Barney Fund Management LLC and their affiliated advisory entities, as well as all logos, trademarks, and service marks related to Citigroup or any of its affiliates (“Citi Marks”) are licensed for use by Legg Mason. Citi Marks include, but are not limited to, “Citigroup Asset Management,” “Salomon Brothers Asset Management” and “CAM”. All Citi Marks are owned by Citigroup, and are licensed for use until no later than one year after the date of the licensing agreement. Legg Mason and its subsidiaries, including ClearBridge Advisors, LLC, Western Asset Management Company, Salomon Brothers Asset Management Inc, and Smith Barney Fund Management LLC are not affiliated with Citigroup.

as a result of their personal relationships and due to special circumstances that may arise during the conduct of CAM’s and the manager’s business, and (ii) to bring conflicts of interest of which they become aware to the attention of compliance personnel. CAM also maintains and considers a list of significant relationships that could present a conflict of interest for the manager in voting proxies. CAM is also sensitive to the fact that a significant, publicized relationship between an issuer and a non-CAM affiliate might appear to the public to influence the manner in which the manager decides to vote a proxy with respect to such issuer. Absent special circumstances or a significant, publicized non-CAM affiliate relationship that CAM for prudential reasons treats as a potential conflict of interest because such relationship might appear to the public to influence the manner in which the manager decides to vote a proxy, the manager generally takes the position that non-CAM relationships between Citigroup and an issuer (e.g. investment banking or banking) do not present a conflict of interest for the manager in voting proxies with respect to such issuer. Such position is based on the fact that CAM is operated as an independent business unit from other Citigroup business units as well as on the existence of information barriers between the manager and certain other Citigroup business units.

CAM maintains a Proxy Voting Committee, of which the manager personnel are members, to review and address conflicts of interest brought to its attention by compliance personnel. A proxy issue that will be voted in accordance with a stated position on an issue or in accordance with the recommendation of an independent third party is not brought to the attention of the Proxy Voting Committee for a conflict of interest review because the manager’s position is that to the extent a conflict of interest issue exists, it is resolved by voting in accordance with a pre-determined policy or in accordance with the recommendation of an independent third party. With respect to a conflict of interest brought to its attention, the Proxy Voting Committee first determines whether such conflict of interest is material. A conflict of interest is considered material to the extent that it is determined that such conflict is likely to influence, or appear to influence, the manager’s decision-making in voting proxies. If it is determined by the Proxy Voting Committee that a conflict of interest is not material, the manager may vote proxies notwithstanding the existence of the conflict.

If it is determined by the Proxy Voting Committee that a conflict of interest is material, the Proxy Voting

Committee is responsible for determining an appropriate method to resolve such conflict of interest before the proxy affected by the conflict of interest is voted. Such determination is based on the particular facts and circumstances, including the importance of the proxy issue and the nature of the conflict of interest. Methods of resolving a material conflict of interest may include, but are not limited to, disclosing the conflict to clients and obtaining their consent before voting, or suggesting to clients that they engage another party to vote the proxy on their behalf.

B-2

LEGG MASON PARTNERS SERIES FUNDS, INC.

Statement of Additional Information

November             , 2006

Legg Mason Global High Yield Bond Fund

Legg Mason Partners Small Cap Growth Fund

Legg Mason Partners Short/Intermediate U.S. Government Fund

Legg Mason Partners Series Funds, Inc.

125 Broad Street

New York, New York 10004

PART C. OTHER INFORMATION

ITEM 23. EXHIBITS

Exhibit		Description
a(1)	—	Articles of Incorporation of Registrant (filed as Exhibit 1 to the Registration Statement on Form N-1A (File Nos. 33-34423 and 811-06087) and incorporated herein by reference).

a(2)	—	Articles Supplementary (filed as Exhibit 1(b) to Post-Effective Amendment No. 6 to the Registration Statement on Form N-1A and incorporated herein by reference).

a(3)	—	Articles Supplementary (filed as Exhibit 1(c) to Post-Effective Amendment No. 6 to the Registration Statement on Form N-1A and incorporated herein by reference).

a(4)	—	Form of Registrant’s Articles of Amendment (filed as Exhibit 1(d) to Post-Effective Amendment No. 12 to the Registration Statement on Form N-1A and incorporated herein by reference).

a(5)	—	Form of Articles Supplementary (filed as Exhibit 1(e) to Post-Effective Amendment No. 12 to the Registration Statement on Form N-1A and incorporated herein by reference).

a(6)	—	Form of Articles Supplementary (filed as Exhibit 1(f) to Post-Effective Amendment No. 15 to the Registration Statement on Form N-1A and incorporated herein by reference).

a(7)	—	Form of Articles Supplementary (filed as Exhibit 1(g) to Post-Effective Amendment No. 17 to the Registration Statement on Form N-1A and incorporated by reference herein).

a(8)	—	Form of Articles of Amendment (filed as Exhibit 1(h) to Post-Effective Amendment No. 19 to the Registration Statement on Form N-1A and incorporated herein by reference).

a(9)	—	Form of Articles Supplementary (filed as Exhibit 1(i) to Post-Effective Amendment No. 19 to the Registration Statement on Form N-1A and incorporated herein by reference).

a(10)	—	Form of Articles Supplementary (filed as Exhibit 1(j) to Post-Effective Amendment No. 25 to the Registration Statement on Form N-1A and incorporated herein by reference).

a(11)	—	Articles Supplementary (filed as Exhibit a(11) to Post-Effective Amendment No. 34 to the Registration Statement on Form N-1A and incorporated herein by reference).

a(12)	—	Form of Articles Supplementary (filed as Exhibit a(12) to Post-Effective Amendment No. 35 to the Registration Statement on Form N-1A and incorporated herein by reference).

a(13)	—	Articles of Amendment (filed as Exhibit a(13) to Post-Effective Amendment No. 39 to the Registration Statement on Form N-1A and incorporated herein by reference).

a(14)	—	Articles Supplementary (filed as Exhibit a(14) to Post-Effective Amendment No. 39 to the Registration Statement on Form N-1A and incorporated herein by reference).

a(15)	—	Articles Supplementary (filed as Exhibit a(15) to Post-Effective Amendment No. 39 to the Registration Statement on Form N-1A and incorporated herein by reference).

b	—	Registrant’s By-Laws (filed as Exhibit b to Post-Effective Amendment No. 35 to the Registration Statement on Form N-1A and incorporated herein by reference).

Exhibit		Description
c	—	None.

d(1)	—	Management Agreement between Registrant and Salomon Brothers Asset Management Inc, dated December 1, 2005 (filed as Exhibit d(1) to Post-Effective Amendment No. 42 to the Registration Statement on Form N-1A and incorporated herein by reference) with respect to Balanced Fund.

d(2)	—	Management Agreement between Registrant and Salomon Brothers Asset Management Inc, dated December 1, 2005 (filed as Exhibit d(2) to Post-Effective Amendment No. 42 to the Registration Statement on Form N-1A and incorporated herein by reference) with respect to Cash Management Fund.

d(3)	—	Management Agreement between Registrant and Salomon Brothers Asset Management Inc, dated December 1, 2005 (filed as Exhibit d(3) to Post-Effective Amendment No. 42 to the Registration Statement on Form N-1A and incorporated herein by reference) with respect to High Yield Bond Fund.

d(4)	—	Management Agreement between Registrant and Salomon Brothers Asset Management Inc, dated December 1, 2005 (filed as Exhibit d(4) to Post-Effective Amendment No. 42 to the Registration Statement on Form N-1A and incorporated herein by reference) with respect to Institutional Money Market Fund.

d(5)	—	Management Agreement between Registrant and Salomon Brothers Asset Management Inc, dated December 1, 2005 (filed as Exhibit d(5) to Post-Effective Amendment No. 42 to the Registration Statement on Form N-1A and incorporated herein by reference) with respect to New York Municipal Money Market Fund.

d(6)	—	Management Agreement between Registrant and Salomon Brothers Asset Management Inc, dated December 1, 2005 (filed as Exhibit d(6) to Post-Effective Amendment No. 42 to the Registration Statement on Form N-1A and incorporated herein by reference) with respect to Short/Intermediate U.S. Government Fund.

d(7)	—	Management Agreement between Registrant and Salomon Brothers Asset Management Inc, dated December 1, 2005 (filed as Exhibit d(7) to Post-Effective Amendment No. 42 to the Registration Statement on Form N-1A and incorporated herein by reference) with respect to Small Cap Growth Fund.

d(8)	—	Management Agreement between Registrant and Salomon Brothers Asset Management Inc, dated December 1, 2005 (filed as Exhibit d(8) to Post-Effective Amendment No. 42 to the Registration Statement on Form N-1A and incorporated herein by reference) with respect to Strategic Bond Fund.

d(9)	—	Subadvisory Consulting Agreement between Salomon Brothers Asset Management Inc and Citigroup Asset Management Inc, dated December 1, 2005 (filed as Exhibit d(9) to Post-Effective Amendment No. 42 to the Registration Statement on Form N-1A and incorporated herein by reference) with respect to Strategic Bond Fund.

d(10)	—	Management Agreement between Registrant and Legg Mason Partners Advisor, LLC, dated August 1, 2006 (filed herewith) with respect to High Yield Bond Fund.

d(11)	—	Management Agreement between Registrant and Legg Mason Partners Advisor, LLC, dated August 1, 2006 (filed herewith) with respect to Short/Intermediate U.S. Government Fund.

2

Exhibit		Description
d(12)	—	Management Agreement between Registrant and Legg Mason Partners Advisor, LLC, dated August 1, 2006 (filed herewith) with respect to Small Cap Growth Fund.

d(13)	—	Sub-Advisory Agreement between Registrant and CAM North America, LLC, dated June August 1, 2006 (filed herewith) with respect to Small Cap Growth Fund.

d(14)	—	Sub-Advisory Agreement between Registrant and Western Asset Management Company, dated August 1, 2006 (filed herewith) with respect to High Yield Bond Fund.

d(15)	—	Sub-Advisory Agreement between Registrant and Western Asset Management Company, dated August 1, 2006 (filed herewith) with respect to Short/Intermediate U.S. Government Fund.

e(1)	—	Form of Distribution Agreement between Registrant and Citigroup Global Markets Inc. (formerly Salomon Smith Barney Inc.), as distributor (filed as Exhibit e to Post-Effective Amendment No. 34 to the Registration Statement on Form N-1A and incorporated herein by reference).

e(2)	—	Amendment to Distribution Agreement between Registrant and Citigroup Global Markets Inc., as amended on December 1, 2005 (filed as Exhibit e(2) to Post-Effective Amendment No. 42 to the Registration Statement on Form N-1A and incorporated herein by reference).

e(4)	—	Distribution Agreement between Registrant and Legg Mason Investor Services, LLC, dated December 1, 2005 (filed as Exhibit e(3) to Post-Effective Amendment No. 42 to the Registration Statement on Form N-1A and incorporated herein by reference).

e(5)*		Form of Distribution Agreement between Registrant and PFS Investments Inc., with respect to Small Cap Growth Fund.

f	—	None.
g	—

Custodian Services Agreement with State Street Bank & Trust Company dated January 1, 2006 (filed as Exhibit g to Post-Effective Amendment No. 42 to the Registration Statement on Form N-1A and incorporated herein by reference).

h(1)	—	Transfer Agency and Services Agreement with PFPC Inc. dated January 1, 2006 (filed as Exhibit h(1) to Post-Effective Amendment No. 42 to the Registration Statement on Form N-1A and incorporated herein by reference).

h(2)	—	License Agreement between Registrant and Citigroup Inc., dated December 1, 2005 (filed as Exhibit h(2) to Post-Effective Amendment No. 42 to the Registration Statement on Form N-1A and incorporated herein by reference).

i(1)	—	Opinion and Consent of Counsel of Piper & Marbury, LLP as to the Legality of Securities Being Registered (filed as Exhibit 10 to Post-Effective Amendment No. 25 to the Registration Statement on Form N-1A and incorporated herein by reference).

i(2)	—	Opinion of Piper Rudnick LLP (filed as Exhibit i(1) to Post- Effective Amendment No. 35 to the Registration Statement on Form N-1A and incorporated herein by reference).

j(1)*	—	Consent of independent registered public accounting firm.

3

Exhibit		Description
k	—	None.

l(1)	—	Share Purchase Agreement (filed as Exhibit 13 to Post-Effective Amendment No. 5 to the Registration Statement on Form N-1A (File Nos. 33-34423 and 811-06087) and incorporated herein by reference).

l(2)	—	Form of Share Purchase Agreement relating to National Intermediate Municipal Fund, U.S. Government Income Fund, High Yield Bond Fund and the Strategic Bond Fund (filed as Exhibit 13(b) to Post-Effective Amendment No. 12 to the Registration Statement on Form N-1A and incorporated herein by reference).

l(3)	—	Form of Share Purchase Agreement relating to New York Municipal Money Market Fund (filed as Exhibit 13(e) to Post-Effective Amendment No. 19 to the Registration Statement on Form N-1A and incorporated herein by reference).

l(4)	—	Form of Share Purchase Agreement relating to Small Cap Growth Fund (filed as Exhibit 13(f) to Post-Effective Amendment No. 25 to the Registration Statement on Form N-1A and incorporated herein by reference).

m	—	Amended Services and Distribution Plan for Salomon Brothers Series Funds Inc (filed as Exhibit m to Post-Effective Amendment No. 42 to the Registration Statement on Form N-1A and incorporated herein by reference).

n	—	Form of Multiclass Plan Pursuant to Rule 18f-3 under the Investment Company Act of 1940 for the Salomon Brothers Series Funds Inc amended as of September 1, 2004 (filed as Exhibit n to Post-Effective Amendment No. 41 to the Registration Statement on Form N-1A and incorporated herein by reference).

p(1)	—	Code of Ethics of Citigroup Asset Management—North America and Certain Registered Investment Companies (filed as Exhibit p(1) to Post-Effective Amendment No. 42 to the Registration Statement on Form N-1A and incorporated herein by reference).

p(2)	—	Code of Ethics of Legg Mason Investor Services, LLC (filed as Exhibit p(2) to Post-Effective Amendment No. 42 to the Registration Statement on Form N-1A and incorporated herein by reference).

p(3)	—	Code of Ethics of Western Asset Management Company (filed as Exhibit p(3) to Post-Effective Amendment No. 42 to the Registration Statement on Form N-1A and incorporated herein by reference).

q	—	Powers of Attorney for Carol L. Colman, Daniel P. Cronin, Leslie H. Gelb, R. Jay Gerken, William R. Hutchinson, Dr. Riordan Roett and Jeswald W. Salacuse (previously filed).

*	To be filed by amendment.

ITEM 24. PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH REGISTRANT

None.

ITEM 25. INDEMNIFICATION

Reference is made to Article VIII of Registrant’s Articles of Incorporation, Article V of Registrant’s By-Laws, paragraph 4 of the Distribution Agreement between the Registrant and Citigroup Global Markets Inc.

4

(formerly Salomon Smith Barney Inc.) (“CGM”) (the “CGMI Distribution Agreement”), paragraph 7 of the Amendment to the CGMI Distribution Agreement dated December 1, 2005 and paragraph 10 of the Distribution Agreement between Registrant and Legg Mason Investor Services, LLC (“LMIS”) (the “LMIS Distribution Agreement).

Insofar as indemnification for liabilities arising under the Securities Act of 1933, as amended (the ‘Securities Act’) may be permitted to directors, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant understands that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Securities Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Securities Act and will be governed by the final adjudication of such issue.

The Registrant is named on a Mutual Fund Professional Liability Insurance Policy which covers all present and future directors and officers of Registrant against loss arising from any civil claim or claims by reason of any actual or alleged error, misstatement, misleading statement, negligent act or omission, or neglect or breach of duty committed while acting as directors or officers of the Registrant.

ITEM 26. BUSINESS AND OTHER CONNECTIONS OF INVESTMENT ADVISER

Investment Adviser — Legg Mason Partners Advisor, LLC (“LMPFA”)

LMPFA was formed under the laws of the State of Delaware as a limited liability company. LMPFA is a wholly-owned subsidiary of Legg Mason, Inc. (“Legg Mason”).

LMPFA is registered as an investment adviser under the Investment Advisers Act of 1940, as amended. The list required by this item 26 of officers and directors of LMPFA together with information as to any other business, profession, vocation or employment of a substantial nature engaged in by such officers and directors during the past two years, is incorporated herein by reference to Schedules A and D of Form ADV filed by LMPFA pursuant to the Investment Advisers Act of 1940, as amended (SEC File No. 801-66785).

Subadviser — Western Asset Management Company (“Western Asset”)

Western Asset was organized under the laws of the State of California as a company. Western Asset is a wholly-owned subsidiary of Legg Mason, Inc. (“Legg Mason”).

Western Asset is registered as an investment sub-adviser under the Investment Advisers Act of 1940, as amended (the “Advisers Act”). The list required by this Item 26 of officers and directors of Western Asset together with information as to any other business, profession, vocation or employment of a substantial nature engaged in by such officers and directors during the past two years, is incorporated by reference to Schedules A and D of FORM ADV filed by Western Asset pursuant to the Advisers Act (SEC File No. 801-8162).

Subadviser — CAM N.A.

CAM N.A. was formed under the laws of the State of Delaware as a limited liability company. CAM N.A. is a wholly-owned subsidiary of Legg Mason.

CAM N.A. is registered as an investment adviser under the Investment Advisers Act of 1940, as amended. The list required by this item 26 of officers and directors of CAM N.A. together with information as to any other business, profession, vocation or employment of a substantial nature engaged in by such officers and directors during the past two years, is incorporated herein by reference to Schedules A and D of Form ADV filed by CAM N.A. pursuant to the Investment Advisers Act of 1940, as amended (SEC File No. 801-64710).

ITEM 27. PRINCIPAL UNDERWRITERS

(a) CGM, a distributor of the Registrant, is the distributor for each series of the registrants listed: Legg Mason Partners Trust II, CitiFunds Trust I, Salomon Funds Trust, Variable Annuity Portfolios, CitiFunds Premium Trust, CitiFunds Institutional Trust, CitiFunds Trust III, Legg Mason Partners Lifestyle Series, Inc., Smith Barney Multiple Discipline Trust, Legg Mason Partners Investment Series, Consulting Group Capital Markets Funds, High Income Opportunity Fund Inc., Intermediate Muni Fund, Inc., Legg Mason Partners Small Cap Core Fund, Inc., Legg Mason Partners Investment Trust, Real Estate Income Fund Inc., Managed High Income Portfolio Inc., Managed Municipals Portfolio Inc., Municipal High Income Fund Inc., Citigroup Investments Corporate Loan Fund Inc., Zenix Income Fund Inc., Salomon Brothers Capital Fund Inc., Salomon Brothers Investors Value Fund Inc., Salomon Brothers Fund Inc., Salomon Brothers Institutional Series Fund Inc., Salomon Brothers Series Funds Inc., Salomon Brothers Variable Series Funds Inc., Salomon Brothers Opportunity Fund Inc., Salomon Brothers 2008 Worldwide Government Term Trust, Salomon Brothers High Income Fund Inc., Salomon Brothers High Income Fund II Inc., Salomon Brothers Emerging Markets Income Fund Inc., Salomon Brothers Emerging Markets Income Fund II Inc., Salomon Brothers Emerging Markets Floating Rate Fund Inc., Salomon Brothers Global High Income Fund Inc., Salomon Brothers Emerging Markets Debt Fund Inc., Salomon Brothers Capital and Income Fund Inc.,

5

Salomon Brothers Inflation Management Fund Inc., Salomon Brothers Variable Rate Strategic Fund Inc., Salomon Brothers Global Partners Income Fund Inc., Salomon Brothers Municipal Partners Fund Inc., Salomon Brothers Municipal Partners Fund II Inc., Greenwich Street Series Fund, Legg Mason Partners Adjustable Rate Income Fund, Legg Mason Partners Aggressive Growth Fund, Inc., Legg Mason Partners Appreciation Fund, Inc., Legg Mason Partners Arizona Municipals Fund, Inc., Legg Mason Partners California Municipals Fund, Inc., Legg Mason Partners Equity Funds, Legg Mason Partners Fundamental Value Fund, Inc., Legg Mason Partners Funds, Inc., Legg Mason Partners Income Funds, Smith Barney Institutional Cash Management Fund, Inc., Legg Mason Partners Investment Funds, Inc., Legg Mason Partners Core Plus Bond Fund, Inc., Legg Mason Partners Managed Municipals Fund, Inc., Legg Mason Partners Massachusetts Municipals Fund, Smith Barney Money Funds, Inc., Legg Mason Partners Municipal Funds, Smith Barney Municipal Money Market Fund, Inc., Legg Mason Partners New Jersey Municipals Fund, Inc., Legg Mason Partners Sector Series, Inc., Legg Mason Partners Oregon Municipals Fund, Legg Mason Partners World Funds, Inc., Travelers Series Fund Inc., and various series of unit investment trusts.

LMIS, a distributor of the Registrant is also a distributor of the following funds: Legg Mason Partners Trust II, CitiFunds Trust I, Salomon Funds Trust, Variable Annuity Portfolios, CitiFunds Premium Trust, CitiFunds Institutional Trust, CitiFunds Trust III, Legg Mason Partners Lifestyle Series, Inc., Smith Barney Multiple Discipline Trust, Legg Mason Partners Investment Series, Consulting Group Capital Markets Funds, High Income Opportunity Fund Inc., Intermediate Muni Fund, Inc., Legg Mason Partners Small Cap Core Fund, Inc., Legg Mason Partners Investment Trust, Real Estate Income Fund Inc., Managed High Income Portfolio Inc., Managed Municipals Portfolio Inc., Municipal High Income Fund Inc., Citigroup Investments Corporate Loan Fund Inc., Zenix Income Fund Inc., Salomon Brothers Capital Fund Inc., Salomon Brothers Investors Value Fund Inc., Salomon Brothers Fund Inc., Salomon Brothers Institutional Series Fund Inc., Salomon Brothers Series Funds Inc., Salomon Brothers Variable Series Funds Inc., Salomon Brothers Opportunity Fund Inc., Salomon Brothers 2008 Worldwide Government Term Trust, Salomon Brothers High Income Fund Inc., Salomon Brothers High Income Fund II Inc., Salomon Brothers Emerging Markets Income Fund Inc., Salomon Brothers Emerging Markets Income Fund II Inc., Salomon Brothers Emerging Markets Floating Rate Fund Inc., Salomon Brothers Global High Income Fund Inc., Salomon Brothers Emerging Markets Debt Fund Inc., Salomon Brothers Capital and Income Fund Inc., Salomon Brothers Inflation Management Fund Inc., Salomon Brothers Variable Rate Strategic Fund Inc., Salomon Brothers Global Partners Income Fund Inc., Salomon Brothers Municipal Partners Fund Inc., Salomon Brothers Municipal Partners Fund II Inc., Greenwich Street Series Fund, Legg Mason Partners Adjustable Rate Income Fund, Legg Mason Partners Aggressive Growth Fund, Inc., Legg Mason Partners Appreciation Fund, Inc., Legg Mason Partners California Municipals Fund, Inc., Legg Mason Partners Equity Funds, Legg Mason Partners Fundamental Value Fund, Inc., Legg Mason Partners Funds, Inc., Legg Mason Partners Income Funds, Smith Barney Institutional Cash Management Fund, Inc., Legg Mason Partners Investment Funds, Inc., Legg Mason Partners Core Plus Bond Fund, Inc., Legg Mason Partners Managed Municipals Fund, Inc., Legg Mason Partners Massachusetts Municipal Fund, Smith Barney Money Funds, Inc., Legg Mason Partners Municipal Funds, Smith Barney Municipal Money Market Fund, Inc., Legg Mason Partners New Jersey Municipals Fund, Inc., Legg Mason Partners Oregon Municipals Fund, Legg Mason Partners World Funds, Inc., Legg Mason Partners Sector Series, Inc., Travelers Series Fund Inc., Legg Mason Cash Reserve Trust, Inc., Legg Mason Charles Street Trust, Inc., Legg Mason Global Trust, Inc., Legg Mason Growth Trust, Inc., Legg Mason Income Trust, Inc., Legg Mason Investment Trust, Inc., Legg Mason Investors Trust, Inc., Legg Mason Light Street Trust, Inc., Legg Mason Special Investment Trust, Inc., Legg Mason Tax Exempt Trust, Inc., Legg Mason Tax-Free Income Fund, Legg Mason Value Trust, Inc., Western Asset Funds, Inc.

PFS Investments Inc. (“PFS”), a distributor of the Registrant, is also the distributor for certain series of the registrants listed: Smith Barney Trust II, Smith Barney Allocation Series Inc., Smith Barney Investment Series, Smith Barney Investment Trust, Smith Barney Aggressive Growth Fund Inc., Smith Barney Appreciation Fund Inc., Smith Barney California Municipals Fund Inc., Smith Barney Equity Funds, Smith Barney Fundamental Value Fund Inc., Smith Barney Funds, Inc., Smith Barney Income Funds, Smith Barney Investment Funds Inc., Smith Barney Managed Municipals Fund Inc., Smith Barney Money Funds Inc. and Smith Barney Sector Series Inc.

LMIS is the placement agent for Institutional Enhanced Portfolio, Prime Cash Reserves Portfolio, U.S. Treasury Reserves Portfolio, Tax Free Reserves Portfolio and Liquid Reserves Portfolio.

6

(b) The information required by this Item 27 with respect to each director, officer and partner of CGM is incorporated by reference to Schedule A of Form BD filed by CGM pursuant to the Securities Exchange Act of 1934 (SEC File No. 8-8177).

The table below sets forth the information required by Item 27(b) with respect to each officer, director and partner of LMIS.

Name and Principal Business Address*	Position and Offices with Underwriter	Positions and Offices with Fund
Timothy C. Scheve	Managing Director	None

Mark R. Fetting	Managing Director	None

D. Stuart Bowers	Vice President	None

W. Talbot Daley	Vice President	None

Thomas J. Hirschmann	Vice President	None

Joseph M. Furey	General Counsel and Chief Compliance Officer	None

Ronald Holinsky	Counsel	None

Robert E. Patterson	Counsel	None

Theresa M. Silberzahn	Chief Financial Officer	None

Elisabeth F. Craig	AML Compliance Officer and Director of Continuing Education	None

*	All addresses are 100 Light Street, Baltimore, Maryland 21202.

(c) Not applicable.

ITEM 28. LOCATION OF ACCOUNTS AND RECORDS

Salomon Brothers Series Funds Inc

125 Broad Street

New York, NY 10004

Salomon Brothers Asset Management Inc

399 Park Avenue

New York, NY 10022

and

7

300 First Stamford Place, 4th Floor

Stamford, CT 06902

Legg Mason Partners Fund, LLC

399 Park Avenue

New York, NY 10022

State Street Bank and Trust Company

225 Franklin Street

Boston, MA 02110

Citigroup Global Markets, Inc.

(formerly Salomon Smith Barney Inc.)

388 Greenwich Street

New York, New York 10013

Legg Mason Investor Services, LLC

100 Light Street

Baltimore, MD 21202

PFS Investments Inc.

3120 Breckinridge Boulevard

Duluth, GA 30099

PFPC Inc.

P.O. Box 9699

Providence, RI 02940-9699

ITEM 29. MANAGEMENT SERVICES

Not applicable.

ITEM 30. UNDERTAKINGS

Not applicable.

8

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended, the Registrant has duly caused this Post-Effective Amendment to its Registration Statement to be signed on its behalf by the undersigned, and where applicable, the true and lawful attorney-in fact, thereto duly authorized, in the City of New York and State of New York, on the 8th day of September, 2006.

SALOMON BROTHERS SERIES FUNDS INC

By:	/s/ R. Jay Gerken
R. JAY GERKEN
CHAIRMAN, CHIEF EXECUTIVE OFFICER AND PRESIDENT

Pursuant to the requirements of the Securities Act of 1933, as amended, this Post-Effective Amendment to the Registration Statement has been signed below by the following persons in the capacities indicated below on September 8, 2006.

Signature	Title

/s/ R. Jay Gerken* (R. JAY GERKEN)	Chairman, Chief Executive Officer, President and Director (Principal Executive Officer)

/s/ Frances M. Guggino* (FRANCES M. GUGGINO)	Treasurer and Chief Financial Officer (Principal Financial and Accounting Officer)

/s/ Carol L. Colman* (CAROL L. COLMAN)	Director

/s/ Daniel P. Cronin* (DANIEL P. CRONIN)	Director

/s/ Leslie H. Gelb* (LESLIE H. GELB)	Director

/s/ William R. Hutchinson* (WILLIAM R. HUTCHINSON)	Director

/s/ Dr. Riordan Roett* (DR. RIORDAN ROETT)	Director

/s/ Jeswald W. Salacuse* (JESWALD W. SALACUSE)	Director

*By:	/s/ R. Jay Gerken
(R. JAY GERKEN,
AS ATTORNEY-IN-FACT)

EXHIBIT INDEX

Exhibit	Description
d(10)	Management Agreement between Registrant and Legg Mason Partners Advisor, LLC, dated August 1, 2006 with respect to High Yield Bond Fund.

d(11)	Management Agreement between Registrant and Legg Mason Partners Advisor, LLC, dated August 1, 2006 with respect to Short/Intermediate U.S. Government Fund.

d(12)	Management Agreement between Registrant and Legg Mason Partners Advisor, LLC, dated August 1, 2006 with respect to Small Cap Growth Fund.

d(13)	Sub-Advisory Agreement between Registrant and CAM North America, LLC, dated June August 1, 2006 with respect to Small Cap Growth Fund.

d(14)	Sub-Advisory Agreement between Registrant and Western Asset Management Company, dated August 1, 2006 with respect to High Yield Bond Fund.

d(15)	Sub-Advisory Agreement between Registrant and Western Asset Management Company, dated August 1, 2006 with respect to Short/Intermediate U.S. Government Fund.